UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22235

AQR Funds

(Exact name of registrant as specified in charter)

Two Greenwich Plaza, 4th Floor

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Bradley D. Asness, Esq.

Principal and Chief Legal Officer

AQR Capital Management, LLC

Two Greenwich Plaza, 4th Floor

Greenwich, CT 06830

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: 203-742-3600

Date of fiscal year end: September 30

Date of reporting period: October 1, 2013 to September 30, 2014

Item 1. Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1.)

Shareholder Letter (Unaudited)

AQR GLOBAL EQUITY FUND

Cliff Asness

Managing & Founding Principal

Ronen Israel

Principal

Oktay Kurbanov

Principal

John Liew

Founding Principal

Lars Nielsen

Principal

Dear Shareholder,

Global equity markets performed well in the fiscal year ending September 30, 2014 (“FYE 2014”), with the MSCI World Total Return Index (the “Benchmark”) returning 12.20%.

A key tailwind for developed equities was the continuation of accommodative monetary policy from most developed market central banks. The one key exception was New Zealand, which saw its central bank raise interest rates 1% over the fiscal year. The European Central Bank (“ECB”) remained accommodative throughout FYE 2014, adopting a negative deposit rate and expanding its program of asset purchases. Eurozone equities were generally strong over this period, with the major markets of Germany, France, Spain, Italy and the Netherlands all posting double-digit gains in euro terms. Italy and Spain were the best performing markets in that group. Italian equities were driven higher early in 2014 on optimism over the potential reforms of new Prime Minister Matteo Renzi, while Spanish equities were supported by stronger than expected economic data.

The United States experienced modest positive growth over the fiscal year, despite a weather-driven slowdown during the winter months. Positive growth allowed the Federal Reserve to gradually reduce its bond purchases, and the market began to expect the first interest rate hike from the Fed to occur in mid-2015. U.S. equities had strong gains over the year, and the dollar outperformed most of the other G-10 currencies. The one currency to outperform the dollar over this period was the British pound, which was supported by strong domestic growth and expectations that the Bank of England would be among the earliest central banks to raise interest rates. The pound weakened late in the year, when polls indicated that Scotland’s independence vote had a chance to succeed, but subsequently rallied when the vote was rejected.

Economic growth in China slowed over the year. The slowdown helped contribute to the fall in commodity prices in the second half of the fiscal year. Countries with close trade ties to China also suffered. Hong Kong equities were hurt, and underperformed significantly in September, when pro-democracy protests increased tensions in the city-state. Australian equities lagged consistently over the fiscal year, hurt by weak growth domestically and in China.

The AQR Global Equity Fund Class I shares (the “Fund”) returned 11.55% for the year, underperforming its Benchmark by 0.65%. The Fund is actively managed, and it seeks to outperform its Benchmark in three ways: by selecting stocks within each country and by using futures and forwards contracts to over and underweight countries and currencies relative to the benchmark. Details on each of the strategies are provided below.

The stock selection strategies outperformed in FYE 2014, led by strong returns in the U.S. and Europe strategies. Excess returns in Canada were slightly negative, while excess returns in Japan, and other regions were flat.

2	AQR Funds	Annual Report	September 2014

Shareholder Letter (Unaudited)

AQR GLOBAL EQUITY FUND

Industry-relative valuation and momentum signals drove most of the outperformance in the U.S., notably in the fourth quarter of 2013. Momentum signals across industries detracted from returns in the country. In Europe, industry-relative valuation and momentum signals also drove much of the outperformance. All other signals contributed positively to returns during the period in the region. The slight underperformance in Canada was driven mainly by the Fund’s earnings quality, investor sentiment and industry-relative valuation signals.

Sector positioning for the overall strategy contributed positively to the Fund’s performance in FYE 2014. Gains from an average net overweight position in healthcare offset losses from an average net underweight position in energy. The Fund’s industry-neutral bets for the overall strategy also outperformed this year, notably within the consumer staples and consumer discretionary sectors.

Tactically, the Fund is slightly overweight value in the U.S. and Japan, and are underweight value in Europe and Canada.

The country selection strategy detracted from Fund performance in FYE 2014. Thematically, both value and momentum detracted from performance over the year.

The largest detractor was the Fund’s trading in Japanese equities. Strong performance of Japanese equities and improving fundamentals led the Fund to start FYE 2014 overweight Japan on price and fundamental momentum. Japanese equities underperformed in early 2014 in response to weaker economic data and fears over the potential negative impact of the April 1, 2014 consumption tax hike. The Fund’s position moved to underweight Japan in May as price momentum and fundamental momentum deteriorated. Japanese equities outperformed later in the year on speculation of increased pension fund buying of equities, and optimism over a potential corporate tax cut.

The Fund’s overweight positions in Germany and Hong Kong also detracted from performance. German equities were up over the fiscal year, but underperformed stronger European stock markets, particularly in Spain and Italy. Hong Kong equities underperformed in response to slowing economic activity in China. Hong Kong also sold off in September in response to widespread domestic protests. The Fund’s underweight position in Australia was the largest contributor on the year. Australian equities underperformed for much of the year in response to slowing growth at home and abroad, falling commodity prices and an Australian dollar that remained elevated for much of the year.

The Fund’s largest overweight positions at the end of FYE 2014 were in Hong Kong, the United Kingdom and the Netherlands, and the largest underweights were in Australia and Switzerland. The Fund was overweight in Hong Kong and the United Kingdom due to attractive valuations, and Netherlands due to improving fundamentals as compared to other eurozone equity markets. The Fund is underweight Australia due to expensive valuations and weak price momentum, and Switzerland due to expensive valuations and weak fundamentals.

The currency selection strategy was approximately flat in FYE 2014, with weak performance late in the year offsetting earlier gains. Strong performance from momentum signals offset weak performance from carry related signals.

The largest contributor was the Canadian dollar, which started FYE 2014 as one of the Fund’s largest underweight positions. The Fund profited from this underweight over the first two quarters of the fiscal year, as falling inflation and modest growth led to expectations of easier monetary policy from

AQR Funds	Annual Report	September 2014	3

Shareholder Letter (Unaudited)

AQR GLOBAL EQUITY FUND

the Bank of Canada. The Fund’s underweight in the Swedish krona was also a key contributor, particularly in the second half of FYE 2014. Low inflation and slow growth led the Riksbank (Sweden’s central bank) to cut interest rates more than expected and revise downward the expected path of interest rates, which weakened the krona.

The largest detracting positions were the Fund’s underweight in the British pound and overweight in the Japanese yen. The British pound outperformed over the year, as relatively strong growth and expectations that the Bank of England would be among the first developed central banks to raise interest rates drove demand for sterling. The yen underperformed, driven by significant monetary stimulus and expectations that the government pension investment fund may increase its allocation to foreign assets.

The Fund’s largest overweight positions as of the end of FYE 2014 were in the Norwegian krone and New Zealand dollar. Both positions are driven by attractive carry and strong price momentum. The Fund’s largest underweight is in the British pound, due to expensive valuations, unattractive carry and negative sentiment. The Fund is also underweight the Swedish krona on negative price momentum and unattractive carry, and underweight the Swiss franc on a range of themes.

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/2014 AQR GLOBAL EQUITY FUND PERFORMANCE SINCE COMMENCEMENT OF OPERATIONS AS A MUTUAL FUND
	1 Year	3 Year	Since Inception	Date of Inception
Fund - Class I: AQGIX	11.55%	19.62%	11.25%	12/31/2009
Fund - Class N: AQGNX	11.17%	19.26%	10.93%	12/31/2009
Fund - Class R6: AQGRX	na	na	2.99%	1/8/2014
Fund - Class Y: AQGYX	11.99%	20.11%	11.73%	12/31/2009

MSCI World Total Return Index	12.20%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Class Y shares are subject to a 0.10% redemption fee. If reflected, the redemption fee would reduce the performance quoted. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/Y/R6 shares are 2.27%, 3.01%, 0.51% and 0.71%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

4	AQR Funds	Annual Report	September 2014

Shareholder Letter (Unaudited)

AQR GLOBAL EQUITY FUND

AQR GLOBAL EQUITY FUND VS. MSCI WORLD TOTAL RETURN INDEX VALUE OF $10,000 INVESTED ON 12/31/2009

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/2014 AQR GLOBAL EQUITY FUND PERFORMANCE SINCE INCEPTION OF PREDECESSOR LIMITED PARTNERSHIP
	1 Year	3 Year	5 Year	Since Inception	Date of Inception
Fund - Class I: AQGIX	11.55%	19.62%	11.43%	4.97%	6/30/2006
Fund - Class N: AQGNX	11.17%	19.26%	11.10%	4.64%	6/30/2006
Fund - Class R6: AQGRX	na	na	na	2.99%	1/8/2014
Fund - Class Y: AQGYX	11.99%	20.11%	11.90%	5.39%	6/30/2006

MSCI World Total Return Index	12.20%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Class Y shares are subject to a 0.10% redemption fee. If reflected, the redemption fee would reduce the performance quoted. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/Y/R6 shares are 2.27%, 3.01%, 0.51% and 0.71%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR Funds	Annual Report	September 2014	5

Shareholder Letter (Unaudited)

AQR GLOBAL EQUITY FUND

AQR GLOBAL EQUITY FUND VS. MSCI WORLD TOTAL RETURN INDEX VALUE OF $10,000 INVESTED ON 6/30/2006

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

6	AQR Funds	Annual Report	September 2014

Shareholder Letter (Unaudited)

AQR INTERNATIONAL EQUITY FUND

Cliff Asness

Managing & Founding Principal

Ronen Israel

Principal

Oktay Kurbanov

Principal

John Liew

Founding Principal

Lars Nielsen

Principal

Dear Shareholder,

International equity markets performed positively in the fiscal year ending September 30, 2014, with the MSCI EAFE Index (the “Benchmark”) returning 4.25%.

A key tailwind for developed equities was the continuation of accommodative monetary policy from most developed market central banks. The one key exception was New Zealand, which saw its central bank raise interest rates 1% over the fiscal year. The ECB remained accommodative throughout FYE 2014, adopting a negative deposit rate and expanding its program of asset purchases. Eurozone equities were generally strong over this period, with the major markets of Germany, France, Spain, Italy and the Netherlands all posting double-digit gains in euro terms. Italy and Spain were the best performing markets in that group. Italian equities were driven higher early in 2014 on optimism over the potential reforms of new Prime Minister Matteo Renzi, while Spanish equities were supported by stronger than expected economic data.

The United States experienced modest positive growth over the fiscal year, despite a weather-driven slowdown during the winter months. Positive growth allowed the Federal Reserve to gradually reduce its bond purchases, and the market began to expect the first interest rate hike from the Fed to occur in mid-2015. U.S. equities had strong gains over the year, and the dollar outperformed most of the other G-10 currencies. The one currency to outperform the dollar over this period was the British pound, which was supported by strong domestic growth and expectations that the Bank of England would be among the earliest central banks to raise interest rates. The pound weakened late in the year, when polls indicated that Scotland’s independence vote had a chance to succeed, but subsequently rallied when the vote was rejected.

Economic growth in China slowed over the year. The slowdown helped contribute to the fall in commodity prices in the second half of the fiscal year. Countries with close trade ties to China also suffered. Hong Kong equities were hurt, and underperformed significantly in September, when pro-democracy protests increased tensions in the city-state. Australian equities lagged consistently over the fiscal year, hurt by weak growth domestically and in China.

The AQR International Equity Fund Class I shares (the “Fund”) returned 1.33% for the year, underperforming its Benchmark by 2.92%. The Fund is actively managed, and it seeks to outperform its benchmark in three ways: by selecting stocks within each country and by using futures and forwards contracts to over-and under-weight countries and currencies relative to the benchmark. Details on each of the strategies are provided below.

The stock selection strategies outperformed in FYE 2014, driven by strong returns in Europe. Excess returns in Japan and other regions were also positive.

AQR Funds	Annual Report	September 2014	7

Shareholder Letter (Unaudited)

AQR INTERNATIONAL EQUITY FUND

Industry-relative valuation and momentum signals drove most of the outperformance in Europe. All other signals in the region also outperformed during the period. In Japan, investor sentiment and stability signals contributed positively to excess returns, offsetting losses from industry momentum and valuation.

Sector positioning for the overall strategy was flat over the period. Gains from an average net overweight position in healthcare were offset by losses from an average net overweight in consumer discretionary. The Fund’s industry-neutral bets for the overall strategy contributed positively to excess returns in FYE 2014, notably driven by the outperformance within consumer discretionary and healthcare sectors.

Tactically, the Fund is slightly overweight value in Japan and underweight in Europe and Canada.

The country selection strategy detracted from Fund performance in FYE 2014. Thematically, momentum detracted from performance over the year, while value had a small positive contribution.

The largest detractor was the Fund’s trading in Japanese equities. Strong performance of Japanese equities and improving fundamentals led us to start FYE 2014 overweight Japan on price and fundamental momentum. Japanese equities underperformed in early 2014 in response to weaker economic data and fears over the potential negative impact of the April 1, 2014 consumption tax hike. The Fund’s position moved to underweight Japan in May as price momentum and fundamental momentum deteriorated. Japanese equities outperformed later in the year on speculation of increased pension fund buying of equities, and optimism over a potential corporate tax cut.

The Fund’s overweight in Hong Kong, driven by attractive valuations, also detracted from performance. Hong Kong equities underperformed in response to slowing economic activity in China. Hong Kong also sold off in September in response to widespread domestic protests. The Fund’s underweight position in Australia was the largest contributor on the year. Australian equities underperformed for much of the year in response to slowing growth at home and abroad, falling commodity prices and an Australian dollar that remained elevated for much of the year.

The Fund’s largest overweight positions at the end of FYE 2014 were in Hong Kong, the United Kingdom and the Netherlands, and the Fund’s largest underweights were in Australia and Switzerland. The Fund was overweight in Hong Kong and the United Kingdom due to attractive valuations, and Netherlands due to improving fundamentals as compared to other eurozone equity markets. The Fund was underweight Australia due to expensive valuations and weak price momentum, and Switzerland due to expensive valuations and weak fundamentals.

The currency selection strategy detracted from performance in FYE 2014, with weak performance coming primarily in the most recent quarter. Strong performance from momentum signals offset weak performance from carry related signals. Value signals were approximately flat on the year.

The largest detracting positions were an underweight in the British pound and an overweight in the Japanese yen. The British pound outperformed over the year, as relatively strong growth and expectations that the Bank of England would be among the first developed central banks to raise interest rates drove demand for sterling. The yen underperformed, driven by significant monetary stimulus and expectations that the government pension investment fund may increase its allocation to foreign assets. The Fund’s overweight position in the euro also detracted, as weak growth and more accommodative monetary policy from the ECB weakened the common currency.

8	AQR Funds	Annual Report	September 2014

Shareholder Letter (Unaudited)

AQR INTERNATIONAL EQUITY FUND

The Fund’s overweight position in the New Zealand dollar and underweight positions in the Swiss franc and Swedish krona were the key contributors over the fiscal year. The New Zealand dollar outperformed, supported by rising interest rates and relatively strong domestic growth. The Swiss franc tracked the euro lower, particularly in the fourth quarter, as the Swiss National Bank maintained its exchange rate floor. The Swedish krona underperformed, particularly in the second half of FYE 2014. Low inflation and slow growth led the Riksbank to cut interest rates more than expected and revise downward the expected path of interest rates, which weakened the krona.

The Fund’s largest overweight positions as of the end of FYE 2014 were in the Norwegian krone and New Zealand dollar. Both positions are driven by attractive carry and strong price momentum. The Fund is also overweight the Japanese yen on carry and investor sentiment signals. The Fund’s largest underweight is in the British pound, due to expensive valuations, unattractive carry and negative sentiment. The Fund is also underweight the Swedish krona on negative price momentum and unattractive carry, and underweight the Swiss franc on a range of themes.

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/2014 AQR INTERNATIONAL EQUITY FUND PERFORMANCE SINCE COMMENCEMENT OF OPERATIONS AS A MUTUAL FUND
	1 Year	3 Year	5 Year	Since Inception	Date of Inception
Fund - Class I: AQIIX	1.33%	15.07%	6.73%	6.73%	9/29/2009
Fund - Class N: AQINX	0.96%	14.63%	6.41%	6.40%	9/29/2009
Fund - Class R6: AQIRX	na	na	na	-4.30%	1/8/2014
Fund - Class Y: AQIYX	1.71%	15.46%	7.90%	7.75%	8/28/2009

MSCI EAFE Index	4.25%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Class Y shares are subject to a 0.10% redemption fee. If reflected, the redemption fee would reduce the performance quoted. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/Y/R6 shares are 0.90%, 1.24%, 0.55% and 0.75%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR Funds	Annual Report	September 2014	9

Shareholder Letter (Unaudited)

AQR INTERNATIONAL EQUITY FUND

AQR INTERNATIONAL EQUITY FUND VS. MSCI EAFE INDEX VALUE OF $10,000 INVESTED ON 9/29/2009

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/2014 AQR INTERNATIONAL EQUITY FUND PERFORMANCE SINCE INCEPTION OF PREDECESSOR LIMITED PARTNERSHIP
	1 Year	3 Year	5 Year	10 Year	Since Inception	Date of Inception
Fund - Class I: AQIIX	1.33%	15.07%	6.67%	6.08%	6.38%	7/31/2004
Fund - Class N: AQINX	0.96%	14.63%	6.34%	5.74%	6.03%	7/31/2004
Fund - Class R6: AQIRX	na	na	na	na	-4.30%	1/8/2014
Fund - Class Y: AQIYX	1.71%	15.46%	7.03%	6.45%	6.75%	7/31/2004

MSCI EAFE Index	4.25%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Class Y shares are subject to a 0.10% redemption fee. If reflected, the redemption fee would reduce the performance quoted. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/Y/R6 shares are 0.90%, 1.24%, 0.55% and 0.75%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

10	AQR Funds	Annual Report	September 2014

Shareholder Letter (Unaudited)

AQR INTERNATIONAL EQUITY FUND

AQR INTERNATIONAL EQUITY FUND VS. MSCI EAFE INDEX VALUE OF $10,000 INVESTED ON 7/31/2004

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	September 2014	11

Shareholder Letter (Unaudited)

AQR EMERGING DEFENSIVE EQUITY FUND

Jacques Friedman

Principal

Lars Nielsen

Principal

Andrea Frazzini

Principal

Hoon Kim

Managing Director

Dear Shareholder,

Emerging equity stocks performed positively in the fiscal year ending September 30, 2014 (“FY 2014”). However, a sharp drop in the final month of the period, driven by expectations of tighter liquidity in the United States and a slowing economy in China, tapered this performance. The MSCI Emerging Markets Index (“Index”) returned 4.30% in FY 2014, accompanied by a particularly low annual volatility of 10.6%. The AQR Emerging Defensive Equity Fund (the “Fund”) Class I shares underperformed the market, returning 2.78%, with an annual volatility of 9.9%. The Fund seeks to provide exposure to emerging stocks with lower volatility than the Index. We expect the strategy to underperform the Index when the markets are rising, but outperform the Index during market declines.

To achieve this objective, the Fund overweights low-risk sectors, countries and stocks while underweighting high-risk sectors, countries and stocks, relative to the market. Sector selection contributed positively to returns in excess of the Index. On average throughout FY 2014, the Fund had an overweight position in low-risk sectors such as telecommunications and consumer staples. The overweight to telecommunications contributed positively to returns in excess of the Index as this sector outperformed. This was partly offset by the overweight to consumer staples, as this sector underperformed relative to the market. The Fund also underweighted sectors with higher risk, namely financials and information technology (“IT”). While the Fund’s financials underweight did not materially impact excess returns, the underweight to IT contributed negatively to excess returns as that sector outperformed the market.

During rising markets, low-risk stock selection within sectors underperformed, particularly within consumer staples. Selecting low-risk countries during this period contributed positively to the performance of the Fund relative to the Index, driven by our underweight to stocks in India. Stock selection within countries outperformed relative to the Index, driven mostly by stock selection in Korea.

The Fund pursues a defensive strategy in emerging markets, meaning it seeks to participate in rising equity markets while mitigating downside risk in declining markets. To achieve this objective, the Fund invests in a broadly diversified set of large/mid-cap companies that we believe to be profitable, stable, low-risk businesses. Profitable and stable companies are identified through measures including profit margins, asset efficiency, leverage, and earnings variability. The Fund also favors lower beta stocks, which tend to be less sensitive to fluctuations in the overall economy and the stock market. We expect lower beta stocks to produce higher risk-adjusted returns than higher beta stocks over the long term.

12	AQR Funds	Annual Report	September 2014

Shareholder Letter (Unaudited)

AQR EMERGING DEFENSIVE EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/2014 AQR EMERGING DEFENSIVE EQUITY FUND
	1 Year	Since Inception	Date of Inception
Fund - Class I: AZEIX	2.78%	2.96%	7/9/2012
Fund - Class N: AZENX	2.60%	2.72%	7/9/2012
Fund - Class R6: AZERX	na	-6.19%	9/2/2014

MSCI Emerging Markets Index	4.30%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 1.93%, 3.35% and 1.91%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR EMERGING DEFENSIVE EQUITY FUND VS. MSCI EMERGING MARKET INDEX VALUE OF $10,000 INVESTED ON 7/9/2012

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	September 2014	13

Shareholder Letter (Unaudited)

AQR INTERNATIONAL DEFENSIVE EQUITY FUND

Jacques Friedman

Principal

Lars Nielsen

Principal

Andrea Frazzini

Principal

Hoon Kim

Managing Director

Dear Shareholder:

Following a strong fiscal year in 2013, international market performance in the fiscal year ending September 30, 2014 was also positive, albeit to a lesser extent. Returns were driven by an accommodative monetary policy and generally muted volatility environment. The MSCI World ex-USA Index (“Index”) returned 4.86% during the year, accompanied particularly low annual volatility of 9.0%. The AQR International Defensive Equity Fund (the “Fund”) Class I shares outperformed the market, returning 6.68%, with an annual volatility of 7.2%. Throughout the year, the Fund experienced both higher returns and lower volatility. The Fund seeks to provide exposure to international stock markets with lower volatility than the Index. In general, we expect the strategy to underperform the Index when markets are rising, but outperform the Index during market declines.

To achieve this objective, the Fund overweights low-risk sectors, countries and stocks, and underweights high-risk sectors, countries and stocks relative to the market. Overall, overweighting low-risk sectors and underweighting high-risk ones contributed positively to returns in excess of the Index. Our overweight to healthcare, a low risk sector over the period, contributed most positively to excess returns as that sector outperformed the Index, particularly in the pharmaceuticals industry. Stock selection within sectors also outperformed – favoring low-risk versus high-risk stocks in consumer discretionary and healthcare contributed positively to excess returns, offsetting the underperformance within utilities and materials.

Selecting lower-risk countries contributed positively to excess returns, driven by our position in Canada, one of our largest overweights relative to the benchmark. Due to the lower relative risk of Canadian stocks, we have been overweight the country throughout the year. Low-risk stock selection within countries also outperformed, particularly within the United Kingdom and Japan.

The Fund pursues a defensive strategy in developed markets outside of the U.S., meaning it seeks to participate in rising equity markets while mitigating downside risk in declining markets.

14	AQR Funds	Annual Report	September 2014

Shareholder Letter (Unaudited)

AQR INTERNATIONAL DEFENSIVE EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/2014 AQR INTERNATIONAL DEFENSIVE EQUITY FUND
	1 Year	Since Inception	Date of Inception
Fund - Class I: ANDIX	6.68%	11.68%	7/9/2012
Fund - Class N: ANDNX	6.32%	11.39%	7/9/2012
Fund - Class R6: ANDRX	na	-4.99%	9/2/2014

MSCI World ex-USA Index	4.86%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 1.89%, 4.03% and 1.82%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR INTERNATIONAL DEFENSIVE EQUITY FUND VS. MSCI WORLD ex-USA INDEX VALUE OF $10,000 INVESTED ON 7/9/2012

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	September 2014	15

Shareholder Letter (Unaudited)

AQR U.S. DEFENSIVE EQUITY FUND

Jacques Friedman

Principal

Lars Nielsen

Principal

Andrea Frazzini

Principal

Hoon Kim

Managing Director

Dear Shareholder,

The U.S. equity market continued its strong performance in the fiscal year ending September 30, 2014, driven by improving economic activity and continued accommodative monetary policy. The Russell 1000 Index (“Index”) returned 19.01% during the year, accompanied by an annual volatility of 10.4%, a low figure by historical standards. The AQR U.S. Defensive Equity Fund (the “Fund”) Class I shares returned 16.44%, with realized volatility of 9.3% during the same timeframe. As is expected in a bull-market environment, the Fund modestly underperformed the Index, while maintaining a lower volatility. The Fund ultimately seeks to provide exposure to U.S. stock markets with lower volatility than the Index. In general, we expect the strategy to underperform its Index when markets are rising, but outperform the Index during market declines.

To achieve this objective, the Fund overweights low-risk sectors and low-risk stocks, while underweighting high-risk sectors and high-risk stocks relative to the market. During the year, the Fund underweight to the energy sector paid off as these stocks underperformed the broader market as oil prices dropped. However, the overweight in consumer staples, a particularly low-risk sector, detracted from excess returns relative to the Index. Overall, the Fund’s sector selection contributed positively to excess returns over the period. Conversely, low-risk stocks underperformed high-risk stocks within sectors, particularly in information technology.

The Fund pursues a defensive strategy in the U.S., meaning it seeks to participate in rising equity markets while mitigating downside risk in declining markets.

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/2014 AQR U.S. DEFENSIVE EQUITY FUND
	1 Year	Since Inception	Date of Inception
Fund - Class I: AUEIX	16.44%	17.45%	7/9/2012
Fund - Class N: AUENX	16.16%	17.15%	7/9/2012
Fund - Class R6: QUERX	na	-0.42%	9/2/2014

Russell 1000 Index	19.01%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 0.79%, 1.34% and 0.71%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

16	AQR Funds	Annual Report	September 2014

Shareholder Letter (Unaudited)

AQR U.S. DEFENSIVE EQUITY FUND

AQR U.S. DEFENSIVE EQUITY FUND VS. RUSSELL 1000 INDEX VALUE OF $10,000 INVESTED ON 7/9/2012

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	September 2014	17

Shareholder Letter (Unaudited)

AQR MOMENTUM FUND

Cliff Asness

Managing & Founding Principal

Jacques Friedman

Principal

Ronen Israel

Principal

Lars Nielsen

Principal

Andrea Frazzini

Principal

Dear Shareholder,

U.S. large-cap stocks ended an upward trend over the fiscal year ended September 30, 2014, with modest gains as positive news from the U.S. labor market and improvements in the manufacturing and services sectors were counterbalanced by slowing economic growth in China and Europe. The Russell 1000 Index returned 19.01% and the Russell 1000 Growth Index returned 19.15% for the fiscal year ended September 30, 2014. The AQR Momentum Fund (the “Fund”) Class L shares underperformed both Russell indices, gaining 16.86% for the year.

The underperformance to the Russell 1000 Index was primarily driven by individual stock selection over and underweights particularly in the Consumer Staples, Energy and Financials sectors. These losses were counterbalanced to some extent by strong performance from stock over and underweights within Industrials and Consumer Discretionary sectors.

Sector over and underweights also detracted albeit to a smaller extent. The underweight in Energy over the third quarter of the fiscal year when the sector outperformed relative to the broader market and the slight overweight over the last quarter of the fiscal year, a period when Energy was the worst performing sector, was a drag on the Fund’s performance. In addition, the overweight of Consumer Discretionary over the year, a sector that underperformed the market on average, also detracted from performance.

The Fund invests in stocks of large and mid-cap U.S. companies with positive momentum. A stock is considered to have positive momentum if it has performed well in the prior twelve months (excluding the most recent month) relative to other stocks in the Fund’s investment universe, which is comprised of the 1000 largest U.S. companies by market capitalization. The Fund is not actively managed to outperform a growth, value or core benchmark. Rather, it seeks to provide systematic exposure to stocks that share the common characteristic of positive momentum.

Note that the Fund sometimes uses derivatives, such as S&P500 E-Mini futures, to gain market exposure and equitize daily flows. The Fund’s derivatives positions in the 2014 fiscal year contributed approximately 0.27% to performance during the year.

18	AQR Funds	Annual Report	September 2014

Shareholder Letter (Unaudited)

AQR MOMENTUM FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/2014 AQR MOMENTUM FUND
	1 Year	3 Year	5 Year	Since Inception	Date of Inception
Fund - Class L: AMOMX	16.86%	23.49%	16.21%	18.55%	7/9/2009
Fund - Class N: AMONX	16.59%	na	na	22.03%	12/17/2012
Fund - Class R6: QMORX	na	na	na	-0.05%	7/10/2014

Russell 1000 Index	19.01%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class L/N/R6 shares are 0.56%, 0.84% and 0.49%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR MOMENTUM FUND VS. RUSSELL 1000 INDEX VALUE OF $10,000 INVESTED ON 7/9/2009

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	September 2014	19

Shareholder Letter (Unaudited)

AQR SMALL CAP MOMENTUM FUND

Cliff Asness

Managing & Founding Principal

Jacques Friedman

Principal

Ronen Israel

Principal

Lars Nielsen

Principal

Andrea Frazzini

Principal

Dear Shareholder,

U.S. small cap stocks strongly underperformed U.S. large cap stocks in 2014, (January 1 through September 30, 2014) with a loss of -4.41% for the Russell 2000 Index versus a gain of 7.97% for the Russell 1000 Index, as a result of perceived overvaluation in the first part of the year and heightened sensitivity to potential interest rates increases. The 2014 trend translated into U.S. small cap stocks underperforming U.S. large cap stocks over the fiscal year ended September 30, 2014. The Russell 2000 Index returned 3.93% and the Russell 2000 Growth Index gained a similar 3.79% for the year. The AQR Small Cap Momentum Fund (the “Fund”) Class L shares underperformed both indices, returning 3.07% over the fiscal year.

The underperformance relative to the Russell 2000 Index was largely driven by relative exposures across the sectors. In particular, the overweight in Consumer Discretionary in the first part of the year and in Energy over the most recent quarter, sectors that underperformed the market over these periods, as well as the relatively large underweight in Financials, a sector that outperformed the market, detracted meaningfully from performance. The overweight in Information detracted slightly from performance as well.

While individual stock selection over and underweights within sectors added a small positive amount overall, the over and underweights within Financials and Information Technology were the largest detractors from performance. These losses were offset by the large positive performance from stock over and underweights within the Health Care, Industrial and Materials sectors.

The Fund invests in stocks of small-cap U.S. companies with positive momentum. The Fund’s investment universe is comprised of U.S. companies smaller than the 1000th largest and larger than the 3000th largest company by market capitalization. The Fund is not actively managed to outperform a growth, value or core benchmark. Rather, it seeks to provide systematic exposure to stocks that share the common characteristic of positive momentum.

Note that the Fund sometimes uses derivatives, such as Russell 2000 E-Mini futures, to gain market exposure and equitize daily flows. The Fund’s derivatives positions in the 2014 fiscal year detracted approximately -0.06% from performance during the year.

20	AQR Funds	Annual Report	September 2014

Shareholder Letter (Unaudited)

AQR SMALL CAP MOMENTUM FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/2014 AQR SMALL CAP MOMENTUM FUND
	1 Year	3 Year	5 Year	Since Inception	Date of Inception
Fund - Class L: ASMOX	3.07%	24.37%	15.60%	18.81%	7/9/2009
Fund - Class N: ASMNX	2.83%	na	na	20.18%	12/17/2012
Fund - Class R6: QSMRX	na	na	na	-4.44%	7/10/2014

Russell 2000 Index	3.93%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class L/N/R6 shares are 0.80%, 4.94% and 0.74%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR SMALL CAP MOMENTUM FUND VS. RUSSELL 2000 INDEX VALUE OF $10,000 INVESTED ON 7/9/2009

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	September 2014	21

Shareholder Letter (Unaudited)

AQR INTERNATIONAL MOMENTUM FUND

Cliff Asness

Managing & Founding Principal

Jacques Friedman

Principal

Ronen Israel

Principal

Lars Nielsen

Principal

Andrea Frazzini

Principal

Dear Shareholder,

Developed world markets posted modest gains during the fiscal year ended September 30, 2014 due to a flat 2014 and a steep decline in the final quarter in particular as reaction to persistent news of geopolitical strife, concern about China’s economic slowdown, and the potentially harmful effects of rising U.S. interest rates. For the fiscal year, The MSCI World ex-USA Index returned 4.86%, while the MSCI World ex-USA Growth Index gained 3.96%. The AQR International Momentum Fund (the “Fund”) Class L shares underperformed both benchmarks, returning -0.64%.

The Fund’s underperformance relative to the broader MSCI World ex-USA Index was mainly driven by individual stock selection over and underweights within sectors and countries. Stock over and underweights especially within Financials, but also in the Energy & Utilities sector were particularly detrimental. These loses were offset to some extent by positive stock selection in Heath Care, Industrial and Information Technology. Stock selection within Japan, France, United Kingdom, Germany and Italy detracted from performance.

Relative exposures across sectors, particularly from the overweight in Consumer Discretionary and underweight in Energy over second and third fiscal quarters, sectors which underperformed & outperformed the market over these periods detracted from performance. With respect to relative exposures across countries, an overweight in Japan, a country that underperformed the market on average, also contributed negatively to the Fund’s performance.

The Fund invests in stocks of non-U.S. companies with positive momentum. The Fund’s investment universe is comprised of approximately the top 85% of stocks by market capitalization of each of the 20 major developed markets outside the U.S. The Fund is not actively managed to outperform a growth, value or core benchmark. Rather, it seeks to provide systematic exposure to stocks that share the common characteristic of positive momentum.

Note that the Fund sometimes uses derivatives, such as MSCI EAFE E-Mini futures, to gain market exposure and equitize daily flows. The Fund’s derivatives positions in the 2014 fiscal year contributed approximately 0.11% to performance during the year.

22	AQR Funds	Annual Report	September 2014

Shareholder Letter (Unaudited)

AQR INTERNATIONAL MOMENTUM FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/2014 AQR INTERNATIONAL MOMENTUM FUND
	1 Year	3 Year	5 Year	Since Inception	Date of Inception
Fund - Class L: AIMOX	-0.64%	13.54%	6.47%	10.00%	7/9/2009
Fund - Class N: AIONX	-0.91%	na	na	9.03%	12/17/2012
Fund - Class R6: QIORX	na	na	na	-3.86%	7/10/2014

MSCI World ex-USA Index	4.86%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class L/N/R6 shares are 0.73%, 1.03% and 0.65%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR INTERNATIONAL MOMENTUM FUND VS. MSCI WORLD ex-USA INDEX VALUE OF $10,000 INVESTED ON 7/9/2009

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	September 2014	23

Shareholder Letter (Unaudited)

AQR EMERGING MOMENTUM FUND

Cliff Asness

Managing & Founding Principal

Jacques Friedman

Principal

Ronen Israel

Principal

Lars Nielsen

Principal

Andrea Frazzini

Principal

Dear Shareholder,

Emerging stock markets fell strongly in the last quarter of the fiscal year ended September 30, 2014, as a sell-off in September erased gains from the prior months. Since inception of the AQR Emerging Momentum Fund (the “Fund”) on May 13, 2014, the MSCI Emerging Markets Index returned -1.20% and the MSCI Emerging Markets Growth Index returned -0.31%. The Fund Class L shares outperformed both indices, returning 0.20% for the period since inception to September 30, 2014.

The Fund’s outperformance relative to the broader MSCI Emerging Markets Index was mainly driven by individual stock selection over and underweights within sectors and countries. Stock over and underweights within Consumer Discretionary and Information Technology sectors were the largest contributors to performance. Stock selection in South Korean also added meaningfully to performance while, positions within the Financials sector and country picks in India & Indonesia detracted from performance.

Relative exposures across countries also provided significant positive returns. The overweights in Taiwan & China, countries which outperformed the market and underweights in Russia & South Korea, countries which strongly underperformed the market during the period contributed significantly to the overall performance of the Fund.

Relative exposures across sectors added a relatively smaller, but still positive amount, particularly from the overweight in Health Care & Information Technology, and an underweight in Materials. The underweight in Telecommunication Services, a sector that strongly outperformed the market since the Fund’s inception, detracted from performance.

The Fund invests in stocks of emerging market companies with positive momentum. A stock is considered to have positive momentum if it has performed well in the prior twelve months (excluding the most recent month) relative to other stocks in the Fund’s investment universe, which is comprised of approximately the top 85% of stocks by market capitalization in 16 emerging countries Brazil, Chile, China, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Poland, Russia, South Africa, Turkey, Taiwan and Thailand. The Fund is not actively managed to outperform a growth, value or core benchmark. Rather, it seeks to provide systematic exposure to stocks that share the common characteristic of positive momentum.

24	AQR Funds	Annual Report	September 2014

Shareholder Letter (Unaudited)

AQR EMERGING MOMENTUM FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/2014 AQR EMERGING MOMENTUM FUND
	Since Inception	Date of Inception
Fund - Class L: QEMLX	0.20%	5/13/2014
Fund - Class N: QEMNX	0.10%	5/13/2014
Fund - Class R6: QEMRX	-5.74%	7/10/2014

MSCI Emerging Market Index	-1.20%	5/13/2014

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class L/N/R6 shares are 1.14%, 1.42% and 1.04%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR EMERGING MOMENTUM FUND VS. MSCI EMERGING MARKETS INDEX VALUE OF $10,000 INVESTED ON 5/13/2014

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	September 2014	25

Shareholder Letter (Unaudited)

AQR TAX-MANAGED MOMENTUM FUND

Cliff Asness

Managing & Founding Principal

Jacques Friedman

Principal

Ronen Israel

Principal

Lars Nielsen

Principal

Andrea Frazzini

Principal

Dear Shareholder,

U.S. large-cap stocks ended an upward trend over the fiscal year ended September 30, 2014, with modest gains as positive news from the U.S. labor market and improvements in the manufacturing and services sectors were counterbalanced by slowing economic growth in China and Europe. The Russell 1000 Index returned 19.01% and the Russell 1000 Growth Index returned 19.15% for the year. The AQR Tax-Managed Momentum Fund (the “Fund”) Class L shares underperformed both Russell indices, returning 18.15%.

The underperformance to the Russell 1000 Index was driven by both relative exposures across sectors as well as within sectors. Individual stock over and underweights, particularly within the Consumer Staples, Financials, Energy, Utilities and Telecommunication Services sectors were a drag on performance. To a large extent this was counterbalanced by positive performance from stock over and underweights in the Industrials, Health Care and Consumer Discretionary sectors.

Sector over and underweights also detracted meaningfully from performance. The underweight in Energy over the third quarter of the fiscal year when the sector outperformed relative to the broader market and the slight overweight over the last quarter of the fiscal year, a period over which Energy was the worst performing sector, detracted from performance. In addition, the overweight of Consumer Discretionary over the year, a sector that underperformed the market on average, also detracted from performance.

The Fund invests in stocks of large and mid-cap U.S. companies with positive momentum. The Fund’s investment universe is comprised of the 1000 largest U.S. companies by market capitalization. The Fund employs a tax management strategy which considers the potential impact of taxes on investment return.

26	AQR Funds	Annual Report	September 2014

Shareholder Letter (Unaudited)

AQR TAX-MANAGED MOMENTUM FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/2014 AQR TAX-MANAGED MOMENTUM FUND
	1 Year	Since Inception	Date of Inception
Fund - Class L: ATMOX	18.15%	20.33%	1/27/2012
Fund - Class N: ATMNX	17.81%	22.53%	12/17/2012
Fund - Class R6: QTMRX	na	0.76%	7/10/2014

Russell 1000 Index	19.01%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class L/N/R6 shares are 1.42%, 4.12% and 1.40%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR TAX-MANAGED MOMENTUM FUND VS. RUSSELL 1000 INDEX VALUE OF $10,000 INVESTED ON 1/27/2012

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	September 2014	27

Shareholder Letter (Unaudited)

AQR TAX-MANAGED SMALL CAP MOMENTUM FUND

Cliff Asness

Managing & Founding Principal

Jacques Friedman

Principal

Ronen Israel

Principal

Lars Nielsen

Principal

Andrea Frazzini

Principal

Dear Shareholder,

U.S. small cap stocks strongly underperformed U.S. large cap stocks in 2014 (January 1 through September 30, 2014), with a loss of -4.41% for the Russell 2000 Index versus a gain of 7.97% for the Russell 1000 Index, as a result of perceived overvaluation in the first part of the year and heightened sensitivity to potential interest rates increases. The 2014 trend translated into U.S. small cap stocks underperforming U.S. large cap stocks over the fiscal year. The Russell 2000 Index returned 3.93% and the Russell 2000 Growth Index gained a similar 3.79% for the year. The AQR Tax-Managed Small Cap Momentum Fund (the “Fund”) Class L shares underperformed both indices, returning 0.98%.

The underperformance relative to the Russell 2000 Index was driven by both relative exposures across sectors as well over and underweights within sectors. In particular, the overweight in Consumer Discretionary in the first part of the year and in Energy over the most recent quarter, sectors that underperformed the market over these periods, as well as the underweight in Financials, a sector that outperformed the market, detracted meaningfully from performance. The overweight in Information detracted slightly.

Individual stock over and underweights within the Information Technology, Financials, Consumer Discretionary and Health Care sectors were relatively large detractors on performance. While the largest positive contributors were from stock selection in the Industrials & Materials sectors.

The Fund invests in stocks of small-cap U.S. companies with positive momentum. The Fund’s investment universe is comprised of U.S. companies smaller than the 1000th largest and larger than the 3000th largest company by market capitalization. The Fund employs a tax management strategy which considers the potential impact of taxes on investment return.

28	AQR Funds	Annual Report	September 2014

Shareholder Letter (Unaudited)

AQR TAX-MANAGED SMALL CAP MOMENTUM FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/2014 AQR TAX-MANAGED SMALL CAP MOMENTUM FUND
	1 Year	Since Inception	Date of Inception
Fund - Class L: ATSMX	0.98%	16.93%	1/27/2012
Fund - Class N: ATSNX	0.69%	19.12%	12/17/2012
Fund - Class R6: QTSRX	na	-4.72%	7/10/2014

Russell 2000 Index	3.93%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class L/N/R6 shares are 2.80%, 5.18% and 2.79%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR TAX-MANAGED SMALL CAP MOMENTUM FUND VS. RUSSELL 2000 INDEX VALUE OF $10,000 INVESTED ON 1/27/2012

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	September 2014	29

Shareholder Letter (Unaudited)

AQR TAX-MANAGED INTERNATIONAL MOMENTUM FUND

Cliff Asness

Managing & Founding Principal

Jacques Friedman

Principal

Ronen Israel

Principal

Lars Nielsen

Principal

Andrea Frazzini

Principal

Dear Shareholder,

Developed world markets posted modest gains during the fiscal year ended September 30, 2014 due to a flat 2014 and a steep decline in the final quarter in particular as reaction to persistent news of geopolitical strife, concern about China’s economic slowdown, and the potentially harmful effects of rising U.S. interest rates. For the fiscal year, The MSCI World ex-USA Index returned 4.86%, while the MSCI World ex-USA Growth Index gained 3.96%. The AQR Tax-Managed International Momentum Fund (the “Fund”) Class L shares underperformed both benchmarks, returning 0.97%.

The Fund’s underperformance relative to the broader MSCI World ex-USA Index was mainly driven by individual stock over and underweights within sectors and countries. Stock over and underweights within the Financials, Energy and Utilities sectors were particularly detrimental to performance. These losses were offset to some extent by positive contributions from stock selection in the Information Technology, Heath Care and Industrials sectors. With respect to countries, stock selection within Japan, France, United Kingdom, Germany, Netherlands and Italy also detracted from performance.

Relative exposures across countries were the next largest detractor. The overweight in Japan, a country that underperformed the market on average over the fiscal year, detracted significantly from performance.

Relative exposures across sectors also contributed negatively, particularly from the overweight in Consumer Discretionary, a sector than underperformed on average over the year, and the third fiscal quarter’s underweight in Energy, when the sector outperformed the market.

The Fund invests in stocks of large and mid-cap non-U.S. companies with positive momentum. The Fund’s investment universe is comprised of approximately the top 85% of stocks by market capitalization of each of the 20 major developed markets outside the U.S. The Fund is not actively managed to outperform a growth, value or core benchmark. Rather, it seeks to provide systematic exposure to stocks that share the common characteristic of positive momentum. The Fund employs a tax management strategy which considers the potential impact of taxes on investment return.

30	AQR Funds	Annual Report	September 2014

Shareholder Letter (Unaudited)

AQR TAX-MANAGED INTERNATIONAL MOMENTUM FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/2014 AQR TAX-MANAGED INTERNATIONAL MOMENTUM FUND
	1 Year	Since Inception	Date of Inception
Fund - Class L: ATIMX	0.97%	12.03%	1/27/2012
Fund - Class N: ATNNX	0.69%	10.15%	12/17/2012
Fund - Class R6: QTIRX	na	-4.17%	7/10/2014

MSCI World ex-USA Index	4.86%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class L/N/R6 shares are 2.33%, 5.02% and 2.32%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR TAX-MANAGED INTERNATIONAL MOMENTUM FUND VS. MSCI WORLD ex-USA INDEX VALUE OF $10,000 INVESTED ON 1/27/ 2012

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	September 2014	31

Shareholder Letter (Unaudited)

AQR CORE EQUITY FUND

Cliff Asness

Managing & Founding Principal

Jacques Friedman

Principal

Ronen Israel

Principal

Lars Nielsen

Principal

Andrea Frazzini

Principal

Dear Shareholder,

U.S. large-cap stocks ended an upward trend over the fiscal year ended September 30, 2014 with modest gains as positive news from the U.S. labor market and improvements in the manufacturing and services sectors were counterbalanced by slowing economic growth in China and Europe. The Russell 1000 Index returned 19.01%, the Russell 1000 Growth Index returned 19.15% and the Russell 1000 Value Index returned 18.89% for the fiscal year. The AQR Core Equity Fund (the “Fund”) Class L shares outperformed all three indices, returning 21.39%. The Value portion of the investing strategy was the main contributor to performance, while Momentum detracted slightly, and Profitability was flat.

The outperformance to the Russell 1000 Index was largely driven by individual stock over and underweights within sectors, while relative exposures across sectors detracted slightly. In particular, stock selection within the Financials, Industrials and Information Technology sectors were large contributors to performance. With respect to sector over and underweights, the overweight in Information Technology contributed positively on average. The largest detractors to performance were from stock selection: within Consumer Discretionary, an average overweight in Financials and the third fiscal quarter underweight in Energy.

The Fund invests in stocks of attractively valued U.S. large and mid-cap companies that have positive momentum and strong profitability. The Fund is not actively managed to outperform a growth, value or core benchmark. Rather, it seeks to provide systematic exposure to stocks that rank high on a combined score of Value, Momentum and Profitability styles.

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/2014 AQR CORE EQUITY FUND
	1 Year	Since Inception	Date of Inception
Fund - Class L: QCELX	21.39%	21.74%	3/26/2013
Fund - Class N: QCENX	21.05%	21.52%	3/26/2013
Fund - Class R6: QCERX	na	0.30%	7/10/2014

Russell 1000 Index	19.01%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class L/N/R6 shares are 1.84%, 4.34% and 1.76%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

32	AQR Funds	Annual Report	September 2014

Shareholder Letter (Unaudited)

AQR CORE EQUITY FUND

AQR CORE EQUITY FUND VS. RUSSELL 1000 INDEX VALUE OF $10,000 INVESTED ON 3/26/2013

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	September 2014	33

Shareholder Letter (Unaudited)

AQR SMALL CAP CORE EQUITY FUND

Cliff Asness

Managing & Founding Principal

Jacques Friedman

Principal

Ronen Israel

Principal

Lars Nielsen

Principal

Andrea Frazzini

Principal

Dear Shareholder,

U.S. small cap stocks strongly underperformed U.S. large cap stocks in 2014 (January 1 through September 30, 2014) with a loss of -4.41% for the Russell 2000 Index versus a gain of 7.97% for the Russell 1000 Index, as a result of perceived overvaluation in the first part of the year and heightened sensitivity to potential interest rates increases. The 2014 trend translated into U.S. small cap stocks underperforming U.S. large cap stocks over the fiscal year. The Russell 2000 Index returned 3.93%, the Russell 2000 Growth Index gained 3.79% and the Russell 2000 Value Index returned 4.13% for the year. The AQR Small Cap Core Equity Fund (the “Fund”) Class L shares outperformed the three Russell indices returning 5.13% for the fiscal year ended September 30, 2014. All three Value, Momentum and Profitability styles contributed positively to performance.

The outperformance relative to the Russell 2000 Index was largely driven by individual stock over and underweights within sectors, while relative exposures across sectors detracted. In particular, stock selection within the Industrials, Consumer Discretionary and Energy sectors were the largest positive contributors. The average overweight in Information Technology also contributed positively to performance.

With respect to the relative exposures across sectors, the average overweight in Consumer Discretionary, a sector that underperformed the market on average, was the largest detractor. The underweight in Health Care, a sector that outperformed the market on average over the fiscal year, also contributed negatively to performance.

The Fund invests in stocks of attractively valued U.S. small-cap companies that have positive momentum and strong profitability. The Fund is not actively managed to outperform a growth, value or core benchmark. Rather, it seeks to provide systematic exposure to stocks that rank high on a combined score of Value, Momentum and Profitability styles.

34	AQR Funds	Annual Report	September 2014

Shareholder Letter (Unaudited)

AQR SMALL CAP CORE EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/2014 AQR SMALL CAP CORE EQUITY FUND
	1 Year	Since Inception	Date of Inception
Fund - Class L: QSLMX	5.13%	15.80%	3/26/2013
Fund - Class N: QSMNX	4.78%	15.48%	3/26/2013
Fund - Class R6: QSERX	na	-4.63%	7/10/2014

Russell 2000 Index	3.93%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class L/N/R6 shares are 6.02%, 6.58% and 5.95%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR SMALL CAP CORE EQUITY FUND VS. RUSSELL 2000 INDEX VALUE OF $10,000 INVESTED ON 3/26/2013

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	September 2014	35

Shareholder Letter (Unaudited)

AQR INTERNATIONAL CORE EQUITY FUND

Cliff Asness

Managing & Founding Principal

Jacques Friedman

Principal

Ronen Israel

Principal

Lars Nielsen

Principal

Andrea Frazzini

Principal

Dear Shareholder,

Developed world markets posted modest gains during the fiscal year ended September 30, 2014 due to a flat 2014 and a steep decline in the final quarter in particular as reaction to persistent news of geopolitical strife, concern about China’s economic slowdown, and the potentially harmful effects of rising U.S. interest rates. The MSCI World ex-USA Index returned 4.86%, the MSCI World ex-USA Growth Index gained 3.96% and MSCI World ex-USA Value Index gained 5.75% for the year. The AQR International Core Equity Fund (the “Fund”) Class L shares underperformed the three benchmarks, returning 2.53%. Significant positive contributions from Value were offset by a relatively large detraction from Momentum.

The underperformance relative to the MSCI World ex-USA benchmark was driven primarily by relative exposures across sectors and countries. Specifically, the underweight in Health Care, the top performing sector, and overweight in Consumer Discretionary, a sector that underperformed on average over the fiscal year, were large detractors to performance. The underweight in Energy over the second and third quarters of the fiscal year when the sector outperformed the market also added negatively to performance. With respect to countries, the overweight in Japan and Austria and underweight in Germany generated the largest negative contributions.

The individual stock over and underweights within sectors and countries also detracted albeit to a smaller extent. Relatively large negative contributions from stock selection in Financials, Energy and Consumer Staples were largely offset by roughly equally large positive contributions from Consumer Discretionary and Information Technology. Regarding stock selection within countries, negative contributions from stock selection in Canada, Australia, the United Kingdom and Italy were partially offset by positive contributions from stock selection within Spain and Japan.

The Fund invests in stocks of attractively valued large and mid-cap non-U.S. companies that have positive momentum and strong profitability. The Fund is not actively managed to outperform a growth, value or core benchmark. Rather, it seeks to provide systematic exposure to stocks that rank high on a combined score of Value, Momentum and Profitability styles.

36	AQR Funds	Annual Report	September 2014

Shareholder Letter (Unaudited)

AQR INTERNATIONAL CORE EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/2014 AQR INTERNATIONAL CORE EQUITY FUND
	1 Year	Since Inception	Date of Inception
Fund - Class L: QICLX	2.53%	10.08%	3/26/2013
Fund - Class N: QICNX	2.19%	9.83%	3/26/2013
Fund - Class R6: QICRX	na	-3.94%	7/10/2014

MSCI World ex-USA Index	4.86%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class L/N/R6 shares are 2.19%, 4.13% and 2.10%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR INTERNATIONAL CORE EQUITY FUND VS. MSCI WORLD ex-USA INDEX VALUE OF $10,000 INVESTED ON 3/26/2013

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	September 2014	37

Shareholder Letter (Unaudited)

AQR EMERGING CORE EQUITY FUND

Cliff Asness

Managing & Founding Principal

Jacques Friedman

Principal

Ronen Israel

Principal

Andrea Frazzini

Principal

Dear Shareholder,

Emerging stock markets fell strongly in the last quarter of the fiscal year ended September 30, 2014 as a sell-off in September erased gains from the prior months. Since inception of the AQR Emerging Core Equity Fund (the “Fund”) on May 13, 2014, the MSCI Emerging Markets Index lost -1.20% and the MSCI Emerging Markets Growth Index returned -0.31% and the MSCI Emerging Markets Value Index returned -0.18%. The Fund Class L shares outperformed the market, and performed similar to growth & value, returning -0.40% for the period since inception to September 30, 2014. All three styles Value, Momentum and Profitability contributed significantly, with Momentum being the largest contributor.

All three components: stock, sector and country selection contributed positively and roughly equally to the Fund’s outperformance relative to the broader MSCI Emerging Markets Index. The largest contributors were from the Fund’s largest overweight in China, a country that outperformed during the period and from stock selection in South Korea. In addition, stock selection within the Energy, Financials, Consumer Staples and Consumer Discretionary sectors as well as in Taiwan also contributed positively to performance. The sector underweight in Consumer Staples, Materials, Consumer Discretionary as well as an overweight in Telecommunication Services also yielded positive contributions.

The largest detractors were from individual stock selection in the Information Technology, Utilities and Telecommunication Services sectors. The country underweights in India, Thailand and Mexico, an overweight in South Korea as well as stock selection in South Africa, India and Indonesia also detracted slightly from performance.

The Fund invests in stocks of attractively valued large and mid-cap Emerging countries’ companies that have positive momentum and strong profitability. The Fund’s investment universe is currently comprised of approximately the top 85% of stocks by market capitalization in 16 emerging countries: Brazil, Chile, China, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Poland, Russia, South Africa, Turkey, Taiwan and Thailand. The Fund is not actively managed to outperform a growth, value or core benchmark. Rather, it seeks to provide systematic exposure to stocks that rank high on a combined score of Value, Momentum and Profitability styles.

38	AQR Funds	Annual Report	September 2014

Shareholder Letter (Unaudited)

AQR EMERGING CORE EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/2014 AQR EMERGING CORE EQUITY FUND
	Since Inception	Date of Inception
Fund - Class L: QEMLX	-0.40%	5/13/2014
Fund - Class N: QEMNX	-0.50%	5/13/2014
Fund - Class R6: QECRX	-4.87%	7/10/2014

MSCI Emerging Market Index	-1.20%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class L/N/R6 shares are 1.19%, 1.47% and 1.09% respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR EMERGING CORE EQUITY FUND VS. MSCI EMERGING MARKETS INDEX VALUE OF $10,000 INVESTED ON 5/13/2014

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	September 2014	39

Shareholder Letter (Unaudited)

PRINCIPAL RISKS:

AQR Global Equity Fund and AQR International Equity Fund: Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Funds that emphasize investments in small and mid-cap companies generally will experience greater price volatility. The AQR Global Equity Fund and the AQR International Equity Fund use derivatives to manage their country and currency exposures. The use of derivatives exposes the Funds to additional risks including increased volatility, possible absence of a liquid secondary market, and possible losses greater than a Fund’s initial investment as well as increased transaction costs. Foreign investing involves risks not associated with investing in U.S. securities, such as currency fluctuations, political uncertainty and differences in regulation and generally accepted accounting principles. These Funds are not suitable for all investors.

AQR Emerging Defensive Equity Fund, AQR International Defensive Equity Fund and AQR U.S. Defensive Equity Fund: Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Funds that emphasize investments in small and mid-cap companies generally will experience greater price volatility. The use of derivatives exposes the Funds to additional risks, including increased volatility, possible absence of a liquid secondary market, and possible losses greater than a Fund’s initial investment as well as increased transaction costs. Emerging market and foreign investing by the AQR Emerging Defensive Equity Fund and AQR International Defensive Equity Fund involves risks not associated with investing in U.S. securities, such as currency fluctuations, political uncertainty and differences in regulation and generally accepted accounting principles. These Funds are not suitable for all investors.

AQR Momentum Fund, AQR Small Cap Momentum Fund, AQR International Momentum Fund, AQR Emerging Momentum Fund, AQR Tax-Managed Momentum Fund, AQR Tax-Managed Small Cap Momentum Fund and AQR Tax-Managed International Momentum Fund: Securities with positive momentum generally will be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of a Fund, which uses a momentum strategy, generally will suffer. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. The use of derivatives exposes the Funds to additional risks including increased volatility, possible absence of a liquid secondary market, and possible losses greater than a Fund’s initial investment as well as increased transaction costs. Investments in small cap companies by the AQR Small Cap Momentum Fund and AQR Tax-Managed Small Cap Momentum Funds involve higher risks in some respects than do investments in stocks of larger companies and generally will experience greater price volatility. The performance of the AQR Tax-Managed Momentum Fund, AQR Tax-Managed Small Cap Momentum Fund and AQR Tax-Managed International Momentum Fund (each, a “Tax-Managed Fund”) may deviate from that of non-tax-managed funds and may not provide as high a return before consideration of federal income tax consequences. Each Tax-Managed Fund will balance investment considerations with tax consequences and can realize capital gains. Emerging market and foreign investing by the AQR International Momentum Fund, AQR Emerging Momentum Fund and AQR Tax-Managed International Momentum Fund involves risks not associated with investing in U.S. securities, such as currency fluctuations, political uncertainty and differences in regulation and generally accepted accounting principles. These Funds are not suitable for all investors.

40	AQR Funds	Annual Report	September 2014

Shareholder Letter (Unaudited)

AQR Core Equity Fund, AQR Small Cap Core Equity Fund, AQR International Core Equity Fund and AQR Emerging Core Equity Fund: Securities with positive momentum generally will be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of a Fund, which uses a momentum strategy, generally will suffer. Investing in or having exposure to value stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values. In addition, value stocks may underperform growth stocks during given periods. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. The use of derivatives exposes the Funds to additional risks including increased volatility, possible absence of a liquid secondary market, and possible losses greater than a Fund’s initial investment as well as increased transaction costs. Investments in small cap companies by the AQR Small Cap Core Equity Fund involve higher risks in some respects than do investments in stocks of larger companies and generally will experience greater price volatility. Emerging market and foreign investing by the AQR International Core Equity Fund and AQR Emerging Core Equity Fund involves risks not associated with investing in U.S. securities such as currency fluctuations, political uncertainty and differences in regulation and generally accepted accounting principles. These Funds are not suitable for all investors.

An investment in any of the AQR Funds listed above (the “Funds”) involves risk, including loss of principal. Diversification does not eliminate this risk. The value of the Funds’ portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the United States or abroad. The Funds from time to time employ various hedging techniques, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.

An investor considering the Funds should be able to tolerate potentially wide price fluctuations. The Funds may be subject to high portfolio turnover risk as a result of frequent trading, and thus will incur a higher level of brokerage fees and commissions and cause a higher level of tax liability to shareholders in the funds. The Funds may attempt to increase their income or total return through the use of securities lending, and they may be subject to the possibility of additional loss as a result of this investment technique.

Please refer to each Fund’s prospectus for complete information regarding all risks associated with the Funds.

Cliff Asness, David Kabiller, Brian Hurst, Yao Hua Ooi and Marco Hanig are registered representatives of ALPS Distributors, Inc.

DEFINITIONS:

Accommodative Monetary Policy: An accommodative monetary policy is one where the central bank increases the money supply, typically by lowering interest rates and/or purchasing financial assets, in an attempt to stimulate the economy.

Beta is a measure of the volatility of a security or portfolio in comparison to an index or the market as a whole, where a security with a beta of 1.0 has equivalent volatility to the index or market it is compared to.

Bullish: A belief that a particular security, sector or the overall market will rise.

Carry: The return obtained from holding an asset (if positive), or the cost of holding it (if negative).

AQR Funds	Annual Report	September 2014	41

Shareholder Letter (Unaudited)

E-Mini: An electronically traded futures contract on the Chicago Mercantile Exchange that represents a portion of the normal futures contracts.

Excess Returns: Returns in excess of a Fund’s benchmark.

Futures and Forwards contracts: A financial contract obligating the buyer to purchase an asset (or the seller to sell an asset) at a pre-determined future date and price.

G-10: A group of the 10 major industrialized countries whose mission is to create a more stable world economic trading environment through monetary and fiscal policies. The 10 countries are Belgium, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, the United Kingdom and the United States

Industry-Neutral: An industry-neutral bet overweights stocks within an industry versus other stocks within the same industry.

Momentum: An investment style wherein an asset is deemed to have positive momentum if it has performed well in the (prior 12 months excluding the most recent month) relative to other assets in the same universe.

Profitability: An investment style wherein an asset as certain identifiable characteristics including, profit margin, asset efficiency, leverage and earnings variability.

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, excluding the United States and Canada. Indexes are unmanaged and one cannot invest directly in an index.

The MSCI Emerging Markets Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across 23 Emerging Markets countries. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend. Indexes are unmanaged and one cannot invest directly in an index.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure the performance of equities in 23 global emerging markets. Indexes are unmanaged and one cannot invest directly in an index.

The MSCI Emerging Markets Value Index captures large and mid cap securities exhibiting overall value style characteristics across 23 Emerging Markets countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. Indexes are unmanaged and one cannot invest directly in an index.

The MSCI World ex-USA Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across 22 Developed Markets countries and 23 Emerging Markets countries. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend. Indexes are unmanaged and one cannot invest directly in an index.

42	AQR Funds	Annual Report	September 2014

Shareholder Letter (Unaudited)

The MSCI World ex-USA Index is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, excluding the United States. Indexes are unmanaged and one cannot invest directly in an index.

The MSCI World Total Return Index is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, including the United States and Canada. Indexes are unmanaged and one cannot invest directly in an index.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. Indexes are unmanaged and one cannot invest directly in an index.

The Russell 1000 Index measures the performance of the large and mid-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the U.S. market. Indexes are unmanaged and one cannot invest directly in an index.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. Indexes are unmanaged and one cannot invest directly in an index.

The Russell 2000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. Indexes are unmanaged and one cannot invest directly in an index.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. Indexes are unmanaged and one cannot invest directly in an index.

The Russell 2000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower expected growth values. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. Indexes are unmanaged and one cannot invest directly in an index.

Valuation: A process of determining the current worth of an asset or company.

Volatility is a statistical measurement of up and down asset price fluctuations over time. If an asset has rapid dramatic price swings, its “volatility” will likely be relatively high. If prices are consistent and rarely change, “volatility” of that asset will likely be relatively low. “Volatility” can be measured as the standard deviation of an asset with a specific time horizon. It is often used to quantify the risk of such asset over a time period, typically expressed in annualized terms.

AQR Funds	Annual Report	September 2014	43

Schedule of Investments	September 30, 2014

AQR GLOBAL EQUITY FUND

COMMON STOCKS - 91.1%	SHARES	VALUE (Note 2)
Australia - 2.2%
AGL Energy Ltd.	5,553	$65,780
AMP Ltd.	12,383	59,064
Asciano Ltd.	52,264	276,274
ASX Ltd.	1,555	48,769
Aurizon Holdings Ltd.	26,802	106,167
Australia & New Zealand Banking Group Ltd.	27,640	747,170
Bank of Queensland Ltd.	2,377	24,193
Bendigo & Adelaide Bank Ltd.	5,638	58,805
BHP Billiton Ltd.	20,755	611,723
BHP Billiton PLC	17,149	474,352
CFS Retail Property Trust Group REIT	17,337	30,267
Commonwealth Bank of Australia	2,807	184,820
Computershare Ltd.	3,819	40,610
Dexus Property Group REIT	40,875	39,687
Federation Centres REIT	11,381	25,676
Fortescue Metals Group Ltd.	9,042	27,470
Goodman Group REIT	14,552	65,764
GPT Group/The REIT	14,949	50,626
GPT Group/The REIT (Escrow) (3)†(a)	96,388	—
Harvey Norman Holdings Ltd.	55,708	176,874
Incitec Pivot Ltd.	120,835	286,236
Leighton Holdings Ltd.	5,341	90,341
Lend Lease Group	4,987	62,616
Macquarie Group Ltd.	8,110	408,091
Mirvac Group REIT	30,051	45,205
National Australia Bank Ltd.	18,772	533,944
Newcrest Mining Ltd. †	6,113	56,178
Qantas Airways Ltd. †	27,570	33,490
Scentre Group REIT †	45,297	130,329
Sonic Healthcare Ltd.	14,286	219,215
Stockland REIT	18,057	62,383
Telstra Corp. Ltd.	113,838	528,183
Westfield Corp. REIT	15,829	103,143
Westpac Banking Corp.	14,842	416,666
Woolworths Ltd.	8,202	245,601

		6,335,712

Belgium - 0.3%
Belgacom SA	29,057	1,011,654

Canada - 3.6%
Agnico Eagle Mines Ltd. (1)	14,600	422,246
Agrium, Inc. (1)	1,600	142,235
Alimentation Couche-Tard, Inc., Class B (1)	7,800	249,402
Bank of Montreal (1)	5,180	381,256
Bank of Nova Scotia/The (1)	3,199	197,861
Barrick Gold Corp. (1)	11,200	164,707
Brookfield Asset Management, Inc., Class A (1)	4,802	215,585
CAE, Inc. (1)	17,100	207,347
Canadian Imperial Bank of Commerce (1)	5,300	476,028
Canadian National Railway Co. (1)	3,800	269,778
Canadian Natural Resources Ltd. (1)	14,300	555,554
Canadian Oil Sands Ltd. (1)	3,700	68,255
Canadian Pacific Railway Ltd. (1)	1,200	249,043

	SHARES	VALUE (Note 2)
Canada - 3.6% (continued)
Canadian Tire Corp. Ltd., Class A (1)	1,100	$112,706
Cenovus Energy, Inc. (1)	9,700	260,959
CI Financial Corp. (1)	1,200	36,184
Crescent Point Energy Corp. (1)	3,000	108,273
Dollarama, Inc. (1)	1,500	127,238
Encana Corp. (1)	37,500	796,241
Enerplus Corp. (1)	37,351	709,034
Fairfax Financial Holdings Ltd. (1)	200	89,609
Finning International, Inc. (1)	11,200	315,914
Great-West Lifeco, Inc. (1)	2,245	64,567
IGM Financial, Inc. (1)	800	34,502
Imperial Oil Ltd. (1)	1,200	56,692
Magna International, Inc. (1)	5,934	563,225
Manulife Financial Corp. (1)	17,400	334,654
Methanex Corp. (1)	800	53,402
National Bank of Canada (1)	3,800	173,145
Onex Corp. (1)	3,500	194,884
Open Text Corp. (1)	1,100	60,846
Pembina Pipeline Corp. (1)	800	33,701
Pengrowth Energy Corp. (1)	32,500	170,342
Power Corp. of Canada (1)	2,746	76,205
RioCan Real Estate Investment Trust REIT (1)	2,100	48,133
Royal Bank of Canada (1)	5,424	387,688
Suncor Energy, Inc. (1)	21,782	788,271
Toronto-Dominion Bank/The (1)	12,524	618,065
Valeant Pharmaceuticals International, Inc. (1)†	2,574	337,278
Vermilion Energy, Inc. (1)	5,000	304,389

		10,455,444

China - 0.0% (b)
FIH Mobile Ltd. †	101	53

Denmark - 0.9%
AP Moeller - Maersk A/S, Class B	164	388,490
Coloplast A/S, Class B	4,439	371,225
Novo Nordisk A/S, Class B	15,188	723,128
Pandora A/S	8,615	672,631
TDC A/S	39,926	302,469
Vestas Wind Systems A/S †	5,987	233,419

		2,691,362

Finland - 0.6%
Fortum OYJ	45,395	1,106,818
Orion OYJ, Class B	13,582	530,319

		1,637,137

France - 2.9%
Aeroports de Paris	507	60,709
Airbus Group NV	1,339	84,170
Cie de St-Gobain	2,999	137,029
Cie Generale des Etablissements Michelin	6,074	572,114
CNP Assurances	32,506	611,870
GDF Suez	46,886	1,175,922
Klepierre REIT	1,740	76,111
Lagardere SCA	32,134	859,907
Natixis	79,251	545,241

The accompanying notes are an integral part of these financial statements.	(Continued)

44	AQR Funds	Annual Report	September 2014

Schedule of Investments	September 30, 2014

AQR GLOBAL EQUITY FUND

	SHARES	VALUE (Note 2)
France - 2.9% (continued)
Orange SA	82,085	$1,224,922
Sanofi	5,450	616,235
Societe BIC SA	431	55,559
Societe Generale SA	12,263	625,510
Thales SA	11,482	611,096
Total SA	12,094	783,136
Unibail-Rodamco SE REIT	1,072	275,673
Vivendi SA †	6,564	158,506

		8,473,710

Germany - 3.3%
Bayer AG	5,583	776,809
Commerzbank AG †	103,776	1,540,982
Continental AG	854	161,771
Daimler AG	5,164	394,359
Deutsche Boerse AG	1,565	105,091
Deutsche Lufthansa AG	19,518	306,474
Deutsche Post AG	32,051	1,021,627
E.ON SE	13,954	254,824
Fresenius SE & Co. KGaA	5,283	260,816
Merck KGaA	13,978	1,284,794
Muenchener Rueckversicherungs AG	3,761	741,923
OSRAM Licht AG †	25,535	947,391
RWE AG	12,948	503,943
Telefonica Deutschland Holding AG †	20,433	106,564
United Internet AG	26,478	1,124,211

		9,531,579

Hong Kong - 1.1%
AIA Group Ltd.	94,600	488,206
ASM Pacific Technology Ltd.	1,882	18,613
BOC Hong Kong Holdings Ltd.	9,500	30,242
Cheung Kong Holdings Ltd.	33,201	546,154
Cheung Kong Infrastructure Holdings Ltd.	4,749	33,281
CLP Holdings Ltd.	11	88
First Pacific Co., Ltd.	18,000	18,671
Global Brands Group Holding Ltd. †	1,468	323
Hang Lung Group Ltd.	791	3,919
Hang Seng Bank Ltd.	57	915
Henderson Land Development Co., Ltd.	550	3,561
HKT Trust and HKT Ltd.	842	1,015
Hong Kong & China Gas Co., Ltd.	522	1,131
Hong Kong Exchanges and Clearing Ltd.	9,069	195,199
Hopewell Holdings Ltd.	195	683
Hutchison Whampoa Ltd.	20,489	247,684
Hysan Development Co., Ltd.	91,823	423,670
Kerry Properties Ltd.	15,000	50,287
Li & Fung Ltd.	1,468	1,666
Link REIT/The REIT	18,829	108,655
MGM China Holdings Ltd.	42,800	123,334
Mongolia Energy Corp. Ltd. †	885	19
New World Development Co., Ltd.	42,173	49,129
NWS Holdings Ltd.	12,500	22,232
PCCW Ltd.	32,406	20,340
Power Assets Holdings Ltd.	4,000	35,355

	SHARES	VALUE (Note 2)
Hong Kong - 1.1% (continued)
Sands China Ltd.	12,800	$66,775
Sino Land Co., Ltd.	64,000	98,655
SJM Holdings Ltd.	36,000	68,540
Sun Hung Kai Properties Ltd.	22	312
Swire Pacific Ltd., Class A	5,318	68,455
Swire Properties Ltd.	72	224
Television Broadcasts Ltd.	42	251
Wharf Holdings Ltd./The	604	4,290
Wheelock & Co., Ltd.	844	4,026
Yue Yuen Industrial Holdings Ltd.	110,123	332,677

		3,068,577

Ireland - 0.0% (b)
James Hardie Industries PLC CDI	10,777	112,752

Italy - 1.6%
Atlantia SpA	11,543	283,562
Fiat SpA †	108,735	1,047,957
Mediobanca SpA †	58,116	496,531
Pirelli & C. SpA	13,079	180,347
Snam SpA	218,035	1,203,946
UniCredit SpA	149,649	1,175,626
Unione di Banche Italiane SCpA	21,053	175,959

		4,563,928

Japan - 7.5%
Aeon Mall Co., Ltd.	1,100	21,014
Alfresa Holdings Corp.	18,000	259,129
Asahi Glass Co., Ltd.	236	1,280
Asahi Kasei Corp.	44,000	357,823
Astellas Pharma, Inc.	34,700	516,807
Bandai Namco Holdings, Inc.	13,400	344,732
Brother Industries Ltd.	3,300	60,984
Calbee, Inc.	2,100	68,637
Canon, Inc.	5,245	170,651
Central Japan Railway Co.	3,200	431,644
Chubu Electric Power Co., Inc. †	54	620
Credit Saison Co., Ltd.	75	1,445
Dai Nippon Printing Co., Ltd.	21,000	210,719
Daito Trust Construction Co., Ltd.	686	81,121
Daiwa House Industry Co., Ltd.	4,151	74,572
Daiwa Securities Group, Inc.	13,000	103,099
DIC Corp.	495	1,113
East Japan Railway Co.	2,512	188,156
FamilyMart Co., Ltd.	1,600	61,062
Fuji Heavy Industries Ltd.	10,033	332,360
FUJIFILM Holdings Corp.	14,144	434,604
Fujitsu Ltd.	51,115	314,591
Fukuoka Financial Group, Inc.	9,000	42,932
Gree, Inc.	18,800	128,188
Hakuhodo DY Holdings, Inc.	65,000	658,017
Hankyu Hanshin Holdings, Inc.	5,000	29,115
Hino Motors Ltd.	15,875	222,143
Hitachi Chemical Co., Ltd.	3,500	62,167
Hitachi High-Technologies Corp.	58	1,668
Honda Motor Co., Ltd.	97	3,328
Hoya Corp.	14,506	487,115
Hulic Co., Ltd.	2,600	27,538

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2014	45

Schedule of Investments	September 30, 2014

AQR GLOBAL EQUITY FUND

	SHARES	VALUE (Note 2)
Japan - 7.5% (continued)
Idemitsu Kosan Co., Ltd.	2,000	$42,480
ITOCHU Corp.	7,088	86,566
Japan Airlines Co., Ltd.	10,400	284,572
Japan Real Estate Investment Corp. REIT	10	51,433
Japan Retail Fund Investment Corp. REIT	19	38,298
JFE Holdings, Inc.	5,600	111,868
JGC Corp.	10,000	273,216
JTEKT Corp.	11,488	192,556
JX Holdings, Inc.	10,014	46,172
Kaneka Corp.	354	1,983
Kawasaki Heavy Industries Ltd.	60,000	239,882
Keisei Electric Railway Co., Ltd.	461	4,629
Kinden Corp.	284	2,921
Kobe Steel Ltd.	216,759	352,010
Konica Minolta, Inc.	34,400	371,882
Kubota Corp.	343	5,431
Kurita Water Industries Ltd.	2,500	55,767
Mabuchi Motor Co., Ltd.	1,100	95,971
Makita Corp.	46	2,599
Marubeni Corp.	39,000	266,873
Maruichi Steel Tube Ltd.	1,100	27,012
Medipal Holdings Corp.	10,900	132,489
MEIJI Holdings Co., Ltd.	2,500	197,702
Miraca Holdings, Inc.	28	1,159
Mitsubishi Corp.	10,536	215,780
Mitsubishi Electric Corp.	36,000	479,923
Mitsubishi Estate Co., Ltd.	9,764	220,054
Mitsubishi Motors Corp.	18,800	228,044
Mitsubishi Tanabe Pharma Corp.	9,200	134,996
Mitsubishi UFJ Financial Group, Inc.	153,849	867,049
Mitsubishi UFJ Lease & Finance Co., Ltd.	80	418
Mitsui & Co., Ltd.	89	1,404
Mitsui Fudosan Co., Ltd.	7,598	233,171
Mitsumi Electric Co., Ltd.	40	290
Mizuho Financial Group, Inc.	41	73
NH Foods Ltd.	9,097	193,154
NHK Spring Co., Ltd.	16,600	162,883
Nippon Building Fund, Inc. REIT	12	63,189
Nippon Kayaku Co., Ltd.	546	6,678
Nippon Prologis REIT, Inc. REIT	15	34,874
Nippon Steel & Sumitomo Metal Corp.	822	2,134
Nippon Telegraph & Telephone Corp.	3,448	213,825
Nippon Yusen KK	34,000	89,644
Nishi-Nippon City Bank Ltd./The	363	969
Nitori Holdings Co., Ltd.	4,900	303,581
Nitto Denko Corp.	94	5,147
Nomura Holdings, Inc.	28,700	170,746
Nomura Real Estate Holdings, Inc.	1,700	29,236
North Pacific Bank Ltd.	68	268
NTT Data Corp.	3,300	119,038
NTT DOCOMO, Inc.	6,400	107,189
Oji Holdings Corp.	682	2,582
Omron Corp.	10,631	483,158
ORIX Corp.	12,290	169,669
Osaka Gas Co., Ltd.	14,446	58,008

	SHARES	VALUE (Note 2)
Japan - 7.5% (continued)
Otsuka Corp.	6,600	$262,786
Otsuka Holdings Co., Ltd.	9,500	327,449
Pacific Metals Co., Ltd. †	720	2,511
Panasonic Corp.	61,800	736,556
Rengo Co., Ltd.	884	3,971
Resona Holdings, Inc.	63,200	356,536
Ricoh Co., Ltd.	15,200	163,298
Rohm Co., Ltd.	5,300	333,715
Sankyo Co., Ltd.	1,000	35,838
Santen Pharmaceutical Co., Ltd.	4,900	274,405
Secom Co., Ltd.	3,800	226,383
Seino Holdings Co., Ltd.	100	802
Sekisui Chemical Co., Ltd.	28,000	321,802
Sekisui House Ltd.	5,000	58,929
Seven & I Holdings Co., Ltd.	5,130	198,974
Shimamura Co., Ltd.	2,600	239,026
Shionogi & Co., Ltd.	12,700	291,472
Showa Shell Sekiyu KK	22,800	217,521
SoftBank Corp.	5,500	384,169
Sojitz Corp.	16	25
Sony Corp.	17	305
Sumitomo Heavy Industries Ltd.	58,000	326,675
Sumitomo Mitsui Financial Group, Inc.	15,349	625,387
Sumitomo Realty & Development Co., Ltd.	3,624	129,114
Suzuken Co., Ltd.	7,000	201,657
Suzuki Motor Corp.	12,100	401,299
Taiheiyo Cement Corp.	44,000	165,951
Taisei Corp.	52,000	293,368
Taisho Pharmaceutical Holdings Co., Ltd.	500	34,224
Takashimaya Co., Ltd.	29,000	242,572
Takeda Pharmaceutical Co., Ltd.	669	29,083
TDK Corp.	4,700	262,919
THK Co., Ltd.	6,200	154,498
Tokai Rika Co., Ltd.	65	1,375
Tokyo Electric Power Co., Inc. †	73,170	256,190
Tokyo Electron Ltd.	1,400	91,245
Tokyo Gas Co., Ltd.	16,000	89,906
Tokyo Tatemono Co., Ltd.	4,000	32,411
Tokyu Corp.	15,000	98,308
Tokyu Fudosan Holdings Corp.	5,000	34,328
TOTO Ltd.	16,000	176,026
Toyo Suisan Kaisha Ltd.	4,000	132,821
Toyoda Gosei Co., Ltd.	6,400	124,939
Toyota Motor Corp.	4,141	243,653
United Urban Investment Corp. REIT	12	18,418
USS Co., Ltd.	50	765
West Japan Railway Co.	2,000	89,506
Yamaha Corp.	6,600	86,288

		21,960,418

Luxembourg - 0.1%
Altice SA †	4,604	244,239

The accompanying notes are an integral part of these financial statements.	(Continued)

46	AQR Funds	Annual Report	September 2014

Schedule of Investments	September 30, 2014

AQR GLOBAL EQUITY FUND

	SHARES	VALUE (Note 2)
Netherlands - 0.6%
Akzo Nobel NV	3,817	$261,164
ING Groep NV CVA †	34,347	488,216
Koninklijke Ahold NV	36,709	593,792
Koninklijke Philips NV	13,504	429,424

		1,772,596

Singapore - 0.5%
Ascendas Real Estate Investment Trust REIT	16,478	29,066
CapitaCommercial Trust REIT	16,000	19,993
CapitaMall Trust REIT	19,494	29,174
ComfortDelGro Corp. Ltd.	36,000	67,624
DBS Group Holdings Ltd.	20,054	289,229
Jardine Cycle & Carriage Ltd.	2,291	76,994
Keppel REIT REIT	400	373
Noble Group Ltd.	77,000	78,283
Oversea-Chinese Banking Corp. Ltd.	422	3,219
Sembcorp Industries Ltd.	7,777	31,557
Singapore Airlines Ltd.	20,000	153,911
Singapore Exchange Ltd.	6,967	39,445
Singapore Technologies Engineering Ltd.	12,103	34,588
Singapore Telecommunications Ltd.	32,635	97,145
StarHub Ltd.	476	1,536
United Overseas Bank Ltd.	15,201	266,485
UOL Group Ltd.	3,340	17,288
Wilmar International Ltd.	36,000	87,077
Yangzijiang Shipbuilding Holdings Ltd.	404	373

		1,323,360

South Africa - 0.0% (b)
Investec PLC	10,056	84,436

Spain - 2.0%
ACS Actividades de Construccion y Servicios SA	11,180	428,524
Banco de Sabadell SA	124,138	366,541
Banco Santander SA	124,074	1,187,839
CaixaBank SA	180,515	1,097,624
Gas Natural SDG SA	46,096	1,355,992
Iberdrola SA	132,198	944,937
Red Electrica Corp. SA	7,041	609,452

		5,990,909

Sweden - 1.0%
Alfa Laval AB	6,776	144,367
Hennes & Mauritz AB, B Shares	5,474	226,350
Husqvarna AB, B Shares	76,901	542,185
Investment AB Kinnevik, B Shares	2,409	86,870
Investor AB, B Shares	3,849	135,522
Securitas AB, B Shares	15,055	166,750
Skandinaviska Enskilda Banken AB, Class A	41,856	556,879
Svenska Cellulosa AB SCA, Class B	21,989	522,483
Telefonaktiebolaget LM Ericsson, B Shares	34,123	430,253
TeliaSonera AB	34,247	236,173

		3,047,832

	SHARES	VALUE (Note 2)
Switzerland - 3.6%
ABB Ltd. †	17,869	$399,722
Actelion Ltd. †	835	97,800
Aryzta AG †	4,398	378,967
Baloise Holding AG	1,693	216,419
Garmin Ltd. (1)	5,300	275,547
Givaudan SA †	174	277,356
Nestle SA	11,709	860,506
Novartis AG	23,066	2,172,088
Roche Holding AG	9,791	2,891,313
Sika AG	216	746,858
Swiss Life Holding AG †	5,885	1,402,360
Swiss Re AG †	11,436	910,104

		10,629,040

United Kingdom - 8.1%
3i Group PLC	16,669	103,235
Aon PLC (1)	7,000	613,690
Associated British Foods PLC	24,843	1,076,919
AstraZeneca PLC	11,156	799,471
Babcock International Group PLC	14,818	261,475
Barclays PLC	73,665	270,953
BP PLC	93,442	683,560
British Land Co. PLC/The REIT	13,261	150,690
British Sky Broadcasting Group PLC	56,676	808,378
BT Group PLC	267,814	1,642,773
Delphi Automotive PLC (1)	7,800	478,452
Direct Line Insurance Group PLC	54,530	259,530
easyJet PLC	49,179	1,131,704
Friends Life Group Ltd.	107,900	537,344
GlaxoSmithKline PLC	24,172	552,189
Hammerson PLC REIT	10,329	95,889
HSBC Holdings PLC	29,211	296,821
IMI PLC	15,848	315,153
International Consolidated Airlines Group SA †	18,439	109,662
ITV PLC	213,482	716,803
Kingfisher PLC	181,194	947,622
Land Securities Group PLC REIT	8,648	145,202
Lloyds Banking Group PLC †	156,323	194,477
Melrose Industries PLC	163,613	654,883
Next PLC	8,751	936,664
Persimmon PLC †	17,618	379,097
Randgold Resources Ltd.	1,514	102,637
Reckitt Benckiser Group PLC	8,186	707,743
Reed Elsevier NV	58,310	1,322,841
Rio Tinto PLC	10,392	509,207
Royal Dutch Shell PLC, A Shares	31,097	1,188,540
Royal Dutch Shell PLC, B Shares	19,975	789,691
Schroders PLC	8,783	339,121
Shire PLC	4,681	403,884
Smith & Nephew PLC	37,559	631,804
Travis Perkins PLC	45,208	1,214,630
TUI Travel PLC	77,389	487,073
Tullow Oil PLC	14,217	148,228
Unilever PLC	10,377	434,360
Vodafone Group PLC	349,137	1,150,485
WPP PLC	7,551	151,273

		23,744,153

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2014	47

Schedule of Investments	September 30, 2014

AQR GLOBAL EQUITY FUND

	SHARES	VALUE (Note 2)
United States - 51.2%
3M Co. (1)	5,300	$750,904
AbbVie, Inc. (1)	26,700	1,542,192
Actavis PLC (1)†	7,100	1,713,088
Aetna, Inc. (1)	2,100	170,100
Akamai Technologies, Inc. (1)†	18,300	1,094,340
Alexion Pharmaceuticals, Inc. (1)†	10,300	1,707,946
Allergan, Inc. (1)	3,700	659,303
Allstate Corp./The (1)	6,800	417,316
Altria Group, Inc. (1)	16,300	748,822
American Airlines Group, Inc. (1)	17,900	635,092
American Electric Power Co., Inc. (1)	10,400	542,984
American Tower Corp. REIT (1)	4,100	383,883
Ameriprise Financial, Inc. (1)	3,100	382,478
Anadarko Petroleum Corp. (1)	5,800	588,352
Annaly Capital Management, Inc. REIT (1)	14,918	159,324
Apache Corp. (1)	5,200	488,124
Apple, Inc. (1)	52,696	5,309,122
Archer-Daniels-Midland Co. (1)	40,000	2,044,000
Ashland, Inc. (1)	1,700	176,970
Assurant, Inc. (1)	8,700	559,410
AT&T, Inc. (1)	40,797	1,437,686
Autodesk, Inc. (1)†	17,800	980,780
AvalonBay Communities, Inc. REIT (1)	1,311	184,812
Avery Dennison Corp. (1)	21,700	968,905
Baker Hughes, Inc. (1)	24,200	1,574,452
Ball Corp. (1)	4,200	265,734
Bank of America Corp. (1)	88,038	1,501,048
Berkshire Hathaway, Inc., Class B (1)†	8,550	1,181,097
Best Buy Co., Inc. (1)	21,800	732,262
Biogen Idec, Inc. (1)†	6,300	2,084,103
Boston Properties, Inc. REIT (1)	2,763	319,845
Boston Scientific Corp. (1)†	42,900	506,649
Bristol-Myers Squibb Co. (1)	9,800	501,564
Broadcom Corp., Class A (1)	28,700	1,160,054
Cardinal Health, Inc. (1)	16,900	1,266,148
CareFusion Corp. (1)†	23,800	1,076,950
Catamaran Corp. (1)†	1,600	67,389
Celgene Corp. (1)†	9,600	909,888
CF Industries Holdings, Inc. (1)	400	111,688
Chevron Corp. (1)	4,500	536,940
Cigna Corp. (1)	2,200	199,518
Cimarex Energy Co. (1)	11,400	1,442,442
Coca-Cola Co./The (1)	31,760	1,354,882
Cognizant Technology Solutions Corp., Class A (1)†	5,200	232,804
Colgate-Palmolive Co. (1)	3,156	205,834
Comcast Corp., Class A (1)	13,500	726,030
Computer Sciences Corp. (1)	25,400	1,553,210
ConocoPhillips (1)	4,800	367,296
Crown Castle International Corp. REIT (1)	4,000	322,120
Cummins, Inc. (1)	2,000	263,960
CVS Health Corp. (1)	30,100	2,395,659
Danaher Corp. (1)	7,100	539,458
Deere & Co. (1)	2,900	237,771
Delta Air Lines, Inc. (1)	42,500	1,536,375
DIRECTV (1)†	4,369	378,006

	SHARES	VALUE (Note 2)
United States - 51.2% (continued)
DISH Network Corp., Class A (1)†	7,400	$477,892
Dollar General Corp. (1)†	13,000	794,430
Dow Chemical Co./The (1)	25,200	1,321,488
DTE Energy Co. (1)	11,600	882,528
Duke Energy Corp. (1)	5,600	418,712
Dun & Bradstreet Corp./The (1)	700	82,229
Edison International (1)	10,456	584,699
Edwards Lifesciences Corp. (1)†	3,200	326,880
Electronic Arts, Inc. (1)†	59,400	2,115,234
Eli Lilly & Co. (1)	11,900	771,715
Emerson Electric Co. (1)	5,700	356,706
EOG Resources, Inc. (1)	18,500	1,831,870
Equity Residential REIT (1)	3,548	218,486
Everest Re Group Ltd. (1)	5,500	891,055
Exxon Mobil Corp. (1)	23,189	2,180,925
Facebook, Inc., Class A (1)†	37,500	2,964,000
Fidelity National Information Services, Inc. (1)	15,800	889,540
Fiserv, Inc. (1)†	5,100	329,638
Flextronics International Ltd. (1)†	80,400	829,728
General Electric Co. (1)	1,002	25,671
Gilead Sciences, Inc. (1)†	17,600	1,873,520
Google, Inc., Class A (1)†	3,702	2,178,294
Google, Inc., Class C (1)†	2,202	1,271,347
Halliburton Co. (1)	25,400	1,638,554
HCP, Inc. REIT (1)	4,772	189,496
Health Care REIT, Inc. REIT (1)	3,000	187,110
Hess Corp. (1)	12,200	1,150,704
Hewlett-Packard Co. (1)	37,800	1,340,766
Honeywell International, Inc. (1)	4,100	381,792
Hormel Foods Corp. (1)	14,200	729,738
Host Hotels & Resorts, Inc. REIT (1)	9,300	198,369
Humana, Inc. (1)	14,100	1,837,089
Illumina, Inc. (1)†	4,500	737,640
Ingersoll-Rand PLC (1)	4,500	253,620
Intel Corp. (1)	47,800	1,664,396
International Business Machines Corp. (1)	4,223	801,652
International Paper Co. (1)	3,300	157,542
Interpublic Group of Cos., Inc./The (1)	33,800	619,216
Johnson & Johnson (1)	28,316	3,018,202
Johnson Controls, Inc. (1)	3,000	132,000
KeyCorp (1)	93,700	1,249,021
Kimberly-Clark Corp. (1)	12,263	1,319,131
Kimco Realty Corp. REIT (1)	6,500	142,415
Lam Research Corp. (1)	10,200	761,940
Lockheed Martin Corp. (1)	2,400	438,672
Lowe’s Cos., Inc. (1)	3,200	169,344
LyondellBasell Industries NV, Class A (1)	18,900	2,053,674
Manpowergroup, Inc. (1)	3,000	210,300
Marathon Oil Corp. (1)	11,329	425,857
Marathon Petroleum Corp. (1)	7,000	592,690
Marvell Technology Group Ltd. (1)	99,000	1,334,520
MasterCard, Inc., Class A (1)	18,100	1,337,952
McKesson Corp. (1)	8,000	1,557,360
Medtronic, Inc. (1)	7,682	475,900
Merck & Co., Inc. (1)	50,819	3,012,550

The accompanying notes are an integral part of these financial statements.	(Continued)

48	AQR Funds	Annual Report	September 2014

Schedule of Investments	September 30, 2014

AQR GLOBAL EQUITY FUND

	SHARES	VALUE (Note 2)
United States - 51.2% (continued)
Micron Technology, Inc. (1)†	17,300	$592,698
Microsoft Corp. (1)	38,750	1,796,450
Mondelez International, Inc., Class A (1)	16,200	555,093
Monster Beverage Corp. (1)†	10,300	944,201
Nabors Industries Ltd. (1)	20,400	464,304
Navient Corp. (1)	14,400	255,024
NetApp, Inc. (1)	3,800	163,248
Netflix, Inc. (1)†	600	270,708
Newmont Mining Corp. (1)	5,161	118,961
Northrop Grumman Corp. (1)	13,379	1,762,817
NVIDIA Corp. (1)	58,400	1,077,480
Occidental Petroleum Corp. (1)	7,590	729,778
ONEOK, Inc. (1)	8,600	563,730
Oracle Corp. (1)	8,300	317,724
Parker-Hannifin Corp. (1)	2,300	262,545
PartnerRe Ltd. (1)	8,900	978,021
PepsiCo, Inc. (1)	12,272	1,142,400
Pfizer, Inc. (1)	104,994	3,104,673
Philip Morris International, Inc. (1)	12,900	1,075,860
Phillips 66 (1)	16,100	1,309,091
PNC Financial Services Group, Inc./The (1)	7,000	599,060
PPG Industries, Inc. (1)	5,897	1,160,176
Procter & Gamble Co./The (1)	10,208	854,818
Prologis, Inc. REIT (1)	5,080	191,516
Public Storage REIT (1)	1,569	260,203
QUALCOMM, Inc. (1)	11,800	882,286
Raytheon Co. (1)	7,067	718,149
Royal Caribbean Cruises Ltd. (1)	6,800	457,572
Schlumberger Ltd. (1)	8,200	833,858
Simon Property Group, Inc. REIT (1)	3,242	533,050
Southwestern Energy Co. (1)†	22,400	782,880
SPX Corp. (1)	6,200	582,366
Starbucks Corp. (1)	2,100	158,466
Superior Energy Services, Inc. (1)	21,600	709,992
TE Connectivity Ltd. (1)	19,700	1,089,213
Time Warner Cable, Inc. (1)	3,200	459,168
Time Warner, Inc. (1)	4,500	338,445
Travelers Cos., Inc./The (1)	9,201	864,342
TripAdvisor, Inc. (1)†	18,000	1,645,560
Tyson Foods, Inc., Class A (1)	24,600	968,502
Union Pacific Corp. (1)	3,400	368,628
United Parcel Service, Inc., Class B (1)	1,700	167,093
United Technologies Corp. (1)	5,400	570,240
Unum Group (1)	800	27,504
Valero Energy Corp. (1)	23,100	1,068,837
Ventas, Inc. REIT (1)	4,800	297,360
Verizon Communications, Inc.	12,099	605,689
Verizon Communications, Inc. (NYSE) (1)	22,512	1,125,375
Vertex Pharmaceuticals, Inc. (1)†	3,100	348,161
Viacom, Inc., Class B (1)	5,837	449,099
Vornado Realty Trust REIT (1)	2,748	274,690
Walgreen Co. (1)	3,300	195,591
Walt Disney Co./The (1)	7,500	667,725
Waste Management, Inc. (1)	2,373	112,789
WellPoint, Inc. (1)	15,300	1,830,186
Wells Fargo & Co. (1)	53,270	2,763,115
Western Digital Corp. (1)	11,400	1,109,448

	SHARES	VALUE (Note 2)
United States - 51.2% (continued)
Whiting Petroleum Corp. (1)†	12,500	$969,375
Wyndham Worldwide Corp. (1)	2,000	162,520
Wynn Resorts Ltd. (1)	1,000	187,080
Yahoo!, Inc. (1)†	43,100	1,756,325

		149,564,166

TOTAL COMMON STOCKS (cost $215,108,446)		266,243,057

PREFERRED STOCKS - 0.5%
Germany - 0.5%
Henkel AG & Co. KGaA	9,792	974,817
Porsche Automobil Holding SE	6,075	484,619

TOTAL PREFERRED STOCKS (cost $1,243,526)		1,459,436

RIGHTS - 0.0% (b)
Italy - 0.0% (b)
Fiat SpA (3)†(a)
(cost $—)	108,735	—

WARRANTS - 0.0% (b)
Hong Kong - 0.0% (b)
Sun Hung Kai Properties Ltd. †
(cost $—)	20	33

MONEY MARKET FUNDS - 6.9%
J.P. Morgan Prime Money Market Fund - Capital Shares, 0.040% (c)(d)	1,540,019	1,540,019
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 0.000% (c)	18,327,536	18,327,536
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.000% (c)(d)	210,092	210,092

TOTAL MONEY MARKET FUNDS (cost $20,077,647)		20,077,647

TOTAL INVESTMENTS - 98.5% (cost $236,429,619)		287,780,173

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.5% (e)		4,522,419

NET ASSETS - 100.0%		$292,302,592

†	Non income-producing security.
(a)	Security fair valued at as of September 30, 2014 using procedures approved by the Board of Trustees. The total value of positions fair valued was $0 or 0.0% of total net assets.
(b)	Represents less than 0.05 percent of net assets.
(c)	Represents annualized seven-day yield as of September 30, 2014.
(d)	A portion of the security is pledged as collateral to the brokers for forward foreign currency exchange and swap contracts.
(e)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.

All securities are Level 2 with respect to ASC 820, unless otherwise noted in parentheses.

(1)	Level 1 security (See Note 4).
(3)	Level 3 security (See Note 4).

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2014	49

Schedule of Investments	September 30, 2014

AQR GLOBAL EQUITY FUND

The following abbreviations are used in portfolio descriptions:

CDI - CHESS Depository Interest

CVA - Dutch Certificate of Shares

NYSE - New York Stock Exchange

REIT - Real Estate Investment Trust

SECTOR	VALUE	% OF NET ASSETS
Consumer Discretionary	$26,892,645	9.2%
Consumer Staples	21,518,550	7.4
Energy	28,001,110	9.6
Financials	44,083,268	15.1
Health Care	46,169,951	15.7
Industrials	26,574,666	9.1
Information Technology	42,294,907	14.5
Materials	11,686,611	4.0
Telecommunication Services	10,355,699	3.5
Utilities	10,125,119	3.5
Money Market Funds	20,077,647	6.9

Total Investments	287,780,173	98.5
Other Assets in Excess of Liabilities (e)	4,522,419	1.5

Net Assets	$292,302,592	100.0%

Total return swap contracts outstanding as of September 30, 2014:

Over the Counter

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs	Hang Seng Index Futures	10/2014	HKD	29,870,183	$(173,253)
Goldman Sachs	Swiss Market Index Futures	12/2014	CHF	(14,045,385)	(97,960)

					$(271,213)

Money Market Fund is pledged as collateral to Goldman Sachs for total return swap contracts in the amount of $110,000 at September 30, 2014.

Open futures contracts outstanding at September 30, 2014:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT SEPTEMBER 30, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
72	Barclays Capital	Amsterdam Index Futures	10/2014	$7,604,710	$7,664,389	$59,679
169	Barclays Capital	CAC40 Index Futures	10/2014	9,414,614	9,421,923	7,309
12	Barclays Capital	DAX Index Futures	12/2014	3,586,267	3,596,093	9,826
150	Barclays Capital	FTSE 100 Index Futures	12/2014	16,480,829	16,062,759	(418,070)
69	Barclays Capital	Hang Seng Index Futures	10/2014	10,544,278	10,139,153	(405,125)
11	Barclays Capital	IBEX 35 Index Futures	10/2014	1,496,139	1,508,645	12,506
7	Barclays Capital	MSCI Singapore Index Futures	10/2014	407,693	405,284	(2,409)
41	Barclays Capital	S&P 500 E-Mini Futures	12/2014	4,055,472	4,029,275	(26,197)
55	Barclays Capital	TOPIX Index Futures	12/2014	6,487,248	6,652,154	164,906

				60,077,250	59,479,675	(597,575)

The accompanying notes are an integral part of these financial statements.	(Continued)

50	AQR Funds	Annual Report	September 2014

Schedule of Investments	September 30, 2014

AQR GLOBAL EQUITY FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT SEPTEMBER 30, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts:
58	Barclays Capital	FTSE/MIB Index Futures	12/2014	$(7,623,746)	$(7,644,723)	$(20,977)
119	Barclays Capital	OMXS30 Index Futures	10/2014	(2,297,248)	(2,315,767)	(18,519)
20	Barclays Capital	S&P/Toronto Stock Exchange 60 Index Futures	12/2014	(3,187,282)	(3,075,852)	111,430
114	Barclays Capital	SPI 200 Index Futures	12/2014	(13,565,780)	(13,182,762)	383,018

				(26,674,056)	(26,219,104)	454,952

				$33,403,194	$33,260,571	$(142,623)

Cash held as collateral at Barclays Capital for futures contracts was $4,563,965 at September 30, 2014.

Forward foreign currency exchange contracts outstanding as of September 30, 2014:

Over the Counter

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT SEPTEMBER 30, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 12/17/14	CitiBank	AUD	11,504,000	$10,329,301	$10,016,912	$(312,389)
Australian Dollar, Expiring 12/17/14	Credit Suisse International	AUD	11,504,000	10,328,907	10,016,912	(311,995)
Canadian Dollar, Expiring 12/17/14	CitiBank	CAD	9,827,500	8,911,510	8,758,872	(152,638)
Canadian Dollar, Expiring 12/17/14	Credit Suisse International	CAD	9,827,500	8,911,514	8,758,872	(152,642)
Swiss Franc, Expiring 12/17/14	CitiBank	CHF	3,805,500	4,144,510	3,989,175	(155,335)
Swiss Franc, Expiring 12/17/14	Credit Suisse International	CHF	3,805,500	4,144,456	3,989,175	(155,281)
Danish Krone, Expiring 12/17/14	CitiBank	DKK	253,500	44,480	43,033	(1,447)
Danish Krone, Expiring 12/17/14	Credit Suisse International	DKK	253,500	44,481	43,033	(1,448)
Euro, Expiring 12/17/14	CitiBank	EUR	10,156,000	13,188,984	12,834,594	(354,390)
Euro, Expiring 12/17/14	Credit Suisse International	EUR	10,181,000	13,221,289	12,866,188	(355,101)
British Pound, Expiring 12/17/14	CitiBank	GBP	2,640,000	4,283,490	4,276,939	(6,551)
British Pound, Expiring 12/17/14	Credit Suisse International	GBP	2,640,000	4,283,400	4,276,939	(6,461)
Hong Kong Dollar, Expiring 12/17/14	CitiBank	HKD	1,359,500	175,436	175,058	(378)
Hong Kong Dollar, Expiring 12/17/14	Credit Suisse International	HKD	1,586,500	204,724	204,288	(436)
Israeli Shekel, Expiring 12/17/14	CitiBank	ILS	1,177,500	328,563	319,980	(8,583)
Israeli Shekel, Expiring 12/17/14	Credit Suisse International	ILS	1,177,499	328,557	319,980	(8,577)
Japanese Yen, Expiring 12/17/14	CitiBank	JPY	1,257,663,000	11,814,376	11,475,747	(338,629)
Japanese Yen, Expiring 12/17/14	Credit Suisse International	JPY	1,257,663,000	11,813,899	11,475,747	(338,152)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2014	51

Schedule of Investments	September 30, 2014

AQR GLOBAL EQUITY FUND

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT SEPTEMBER 30, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Norwegian Krone, Expiring 12/17/14	CitiBank	NOK	92,091,001	$14,567,310	$14,294,683	$(272,627)
Norwegian Krone, Expiring 12/17/14	Credit Suisse International	NOK	92,091,000	14,567,110	14,294,683	(272,427)
New Zealand Dollar, Expiring 12/17/14	CitiBank	NZD	23,177,001	19,067,836	17,952,602	(1,115,234)
New Zealand Dollar, Expiring 12/17/14	Credit Suisse International	NZD	23,177,000	19,067,837	17,952,601	(1,115,236)
Swedish Krona, Expiring 12/17/14	CitiBank	SEK	30,383,500	4,261,198	4,209,623	(51,575)
Swedish Krona, Expiring 12/17/14	Credit Suisse International	SEK	30,383,500	4,261,057	4,209,623	(51,434)
Singapore Dollar, Expiring 12/17/14	CitiBank	SGD	276,500	220,528	216,738	(3,790)
Singapore Dollar, Expiring 12/17/14	Credit Suisse International	SGD	276,500	220,526	216,738	(3,788)

				$182,735,279	$177,188,735	$(5,546,544)

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT SEPTEMBER 30, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 12/17/14	CitiBank	AUD	(2,145,500)	$(1,912,563)	$(1,868,158)	$44,405
Australian Dollar, Expiring 12/17/14	Credit Suisse International	AUD	(2,145,500)	(1,912,605)	(1,868,158)	44,447
Canadian Dollar, Expiring 12/17/14	CitiBank	CAD	(5,475,001)	(4,949,369)	(4,879,657)	69,712
Canadian Dollar, Expiring 12/17/14	Credit Suisse International	CAD	(5,475,001)	(4,949,421)	(4,879,657)	69,764
Swiss Franc, Expiring 12/17/14	CitiBank	CHF	(8,263,500)	(8,876,518)	(8,662,344)	214,174
Swiss Franc, Expiring 12/17/14	Credit Suisse International	CHF	(8,263,500)	(8,876,649)	(8,662,344)	214,305
Danish Krone, Expiring 12/17/14	CitiBank	DKK	(2,853,500)	(494,386)	(484,393)	9,993
Danish Krone, Expiring 12/17/14	Credit Suisse International	DKK	(2,853,500)	(494,385)	(484,393)	9,992
Euro, Expiring 12/17/14	CitiBank	EUR	(9,267,000)	(12,004,836)	(11,711,125)	293,711
Euro, Expiring 12/17/14	Credit Suisse International	EUR	(9,267,000)	(12,005,054)	(11,711,125)	293,929
British Pound, Expiring 12/17/14	CitiBank	GBP	(18,540,002)	(30,176,124)	(30,035,779)	140,345
British Pound, Expiring 12/17/14	Credit Suisse International	GBP	(18,540,001)	(30,176,351)	(30,035,777)	140,574
Hong Kong Dollar, Expiring 12/17/14	CitiBank	HKD	(365,500)	(47,101)	(47,064)	37
Hong Kong Dollar, Expiring 12/17/14	Credit Suisse International	HKD	(365,500)	(47,106)	(47,064)	42
Japanese Yen, Expiring 12/17/14	CitiBank	JPY	(163,526,500)	(1,527,776)	(1,492,124)	35,652
Japanese Yen, Expiring 12/17/14	Credit Suisse International	JPY	(163,526,500)	(1,527,814)	(1,492,124)	35,690
Norwegian Krone, Expiring 12/17/14	CitiBank	NOK	(73,500)	(11,543)	(11,409)	134

The accompanying notes are an integral part of these financial statements.	(Continued)

52	AQR Funds	Annual Report	September 2014

Schedule of Investments	September 30, 2014

AQR GLOBAL EQUITY FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT SEPTEMBER 30, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Norwegian Krone, Expiring 12/17/14	Credit Suisse International	NOK	(73,500)	$(11,544)	$(11,409)	$135
New Zealand Dollar, Expiring 12/17/14	CitiBank	NZD	(7,154,000)	(5,744,047)	(5,541,395)	202,652
New Zealand Dollar, Expiring 12/17/14	Credit Suisse International	NZD	(7,154,000)	(5,744,889)	(5,541,395)	203,494
Swedish Krona, Expiring 12/17/14	CitiBank	SEK	(119,761,001)	(16,916,679)	(16,592,845)	323,834
Swedish Krona, Expiring 12/17/14	Credit Suisse International	SEK	(119,761,000)	(16,916,678)	(16,592,845)	323,833
Singapore Dollar, Expiring 12/17/14	CitiBank	SGD	(17,500)	(13,824)	(13,717)	107
Singapore Dollar, Expiring 12/17/14	Credit Suisse International	SGD	(17,500)	(13,824)	(13,718)	106

				(165,351,086)	(162,680,019)	2,671,067

				$17,384,193	$14,508,716	$(2,875,477)

Money Market Fund is pledged as collateral to Credit Suisse International and The Royal Bank of Scotland for forward foreign currency exchange contracts in the amounts of $1,540,018 and $92, respectively, at September 30, 2014. Cash held as collateral at CitiBank for forward foreign currency exchange contracts was $1,530,000 at September 30, 2014.

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

ILS - Israeli Shekel

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	September 2014	53

Schedule of Investments	September 30, 2014

AQR INTERNATIONAL EQUITY FUND

COMMON STOCKS - 92.9%	SHARES	VALUE (Note 2)
Australia - 6.8%
AGL Energy Ltd.	53,508	$633,853
Alumina Ltd. †	2,015,448	2,985,213
Amcor Ltd.	91,929	910,571
AMP Ltd.	54,700	260,905
Asciano Ltd.	54,951	290,478
ASX Ltd.	10,285	322,565
Aurizon Holdings Ltd.	292,001	1,156,662
Australia & New Zealand Banking Group Ltd.	192,875	5,213,834
Bank of Queensland Ltd.	18,621	189,527
Bendigo & Adelaide Bank Ltd.	168,763	1,760,206
BHP Billiton Ltd.	187,968	5,540,076
BHP Billiton PLC	124,552	3,445,184
Boral Ltd.	64,814	281,935
Caltex Australia Ltd.	60,893	1,490,553
CFS Retail Property Trust Group REIT	134,550	234,902
Commonwealth Bank of Australia	41,914	2,759,727
Computershare Ltd.	15,439	164,172
Dexus Property Group REIT	283,799	275,551
Federation Centres REIT	83,291	187,906
Flight Centre Travel Group Ltd.	10,055	376,097
Fortescue Metals Group Ltd.	57,443	174,513
Goodman Group REIT	110,663	500,113
GPT Group/The REIT (Escrow) (3)†(a)	143,427	—
GPT Group/The REIT	113,631	384,818
Incitec Pivot Ltd.	476,016	1,127,594
Leighton Holdings Ltd.	37,697	637,633
Lend Lease Group	17,020	213,700
Macquarie Group Ltd.	60,767	3,057,762
Metcash Ltd.	89,586	206,314
Mirvac Group REIT	214,560	322,755
National Australia Bank Ltd.	172,218	4,898,504
Newcrest Mining Ltd. †	41,734	383,535
Scentre Group REIT †	302,378	870,004
Seek Ltd.	19,803	280,189
Sonic Healthcare Ltd.	109,310	1,677,332
Stockland REIT	127,919	441,936
Tabcorp Holdings Ltd.	134,063	423,942
Tatts Group Ltd.	224,466	617,992
Telstra Corp. Ltd.	791,676	3,673,202
Westfield Corp. REIT	118,519	772,277
Westpac Banking Corp.	100,568	2,823,293
Woolworths Ltd.	64,431	1,929,326

		53,896,651

Belgium - 1.1%
Ageas	8,126	269,411
Belgacom SA	124,306	4,327,861
Colruyt SA	7,549	332,636
Delhaize Group SA	24,604	1,709,905
Groupe Bruxelles Lambert SA	2,641	241,911
Solvay SA	11,889	1,825,956

		8,707,680

Denmark - 2.3%
AP Moeller - Maersk A/S, Class B	958	2,269,353
Coloplast A/S, Class B	39,103	3,270,112
DSV A/S	27,462	772,193

	SHARES	VALUE (Note 2)
Denmark - 2.3% (continued)
Novo Nordisk A/S, Class B	49,814	$2,371,733
Pandora A/S	78,565	6,134,097
TDC A/S	363,785	2,755,938
Tryg A/S	4,860	504,201

		18,077,627

Finland - 1.0%
Fortum OYJ	91,697	2,235,750
Orion OYJ, Class B	82,921	3,237,708
Wartsila OYJ	47,554	2,118,971

		7,592,429

France - 9.7%
Aeroports de Paris	3,330	398,738
Christian Dior SA	9,854	1,650,782
Cie de St-Gobain	29,619	1,353,336
Cie Generale des Etablissements Michelin	68,497	6,451,782
CNP Assurances	127,286	2,395,941
Electricite de France SA	99,224	3,255,215
GDF Suez	397,721	9,975,025
Klepierre REIT	3,675	160,752
Lagardere SCA	198,633	5,315,429
Natixis	208,986	1,437,807
Orange SA	723,752	10,800,269
Sanofi	73,801	8,344,727
Societe BIC SA	16,433	2,118,314
Societe Generale SA	88,322	4,505,117
Thales SA	69,511	3,699,523
Total SA	153,920	9,966,951
Unibail-Rodamco SE REIT	7,665	1,971,113
Valeo SA	17,881	1,986,839
Vivendi SA †	50,534	1,220,285

		77,007,945

Germany - 8.1%
Bayer AG	48,177	6,703,263
Celesio AG	39,068	1,297,117
Commerzbank AG †	402,588	5,978,075
Continental AG	7,863	1,489,466
Daimler AG	94,675	7,230,037
Deutsche Boerse AG	12,335	828,304
Deutsche Lufthansa AG	34,226	537,421
Deutsche Post AG	165,919	5,288,677
E.ON SE	112,677	2,057,671
Hannover Rueck SE	8,627	696,281
Infineon Technologies AG	279,065	2,872,398
Merck KGaA	110,160	10,125,408
Muenchener Rueckversicherungs AG	34,561	6,817,764
OSRAM Licht AG †	115,907	4,300,343
RWE AG	57,985	2,256,808
Telefonica Deutschland Holding AG †	178,785	932,418
United Internet AG	107,891	4,580,869

		63,992,320

Hong Kong - 2.2%
AIA Group Ltd.	636,800	3,286,362
ASM Pacific Technology Ltd.	14,204	140,478

The accompanying notes are an integral part of these financial statements.	(Continued)

54	AQR Funds	Annual Report	September 2014

Schedule of Investments	September 30, 2014

AQR INTERNATIONAL EQUITY FUND

	SHARES	VALUE (Note 2)
Hong Kong - 2.2% (continued)
Cathay Pacific Airways Ltd.	155,000	$284,775
Cheung Kong Holdings Ltd.	132,278	2,175,965
Cheung Kong Infrastructure Holdings Ltd.	37,827	265,095
CLP Holdings Ltd.	111,509	895,713
First Pacific Co., Ltd.	144,000	149,364
Henderson Land Development Co., Ltd.	72,490	469,288
Hong Kong & China Gas Co., Ltd.	120,186	260,481
Hong Kong Exchanges and Clearing Ltd.	66,154	1,423,882
Hutchison Whampoa Ltd.	22,832	276,007
Hysan Development Co., Ltd.	308,000	1,421,107
Kerry Properties Ltd.	172,000	576,628
Link REIT/The REIT	139,382	804,323
MGM China Holdings Ltd.	368,000	1,060,438
New World Development Co., Ltd.	295,896	344,702
NWS Holdings Ltd.	86,000	152,954
PCCW Ltd.	131,000	82,223
Power Assets Holdings Ltd.	11,500	101,645
Sino Land Co., Ltd.	886,000	1,365,751
SJM Holdings Ltd.	78,000	148,502
Swire Pacific Ltd., Class A	41,030	528,155
Yue Yuen Industrial Holdings Ltd.	345,609	1,044,070

		17,257,908

Ireland - 0.0% (b)
James Hardie Industries PLC CDI	16,922	177,042

Italy - 2.9%
Atlantia SpA	132,493	3,254,781
Enel SpA	253,097	1,338,913
Eni SpA	31,081	737,435
Fiat SpA †	382,814	3,689,454
Mediobanca SpA †	328,569	2,807,225
Pirelli & C. SpA	10,583	145,930
Prysmian SpA	106,951	1,978,898
Snam SpA	384,005	2,120,400
UniCredit SpA	595,707	4,679,807
Unione di Banche Italiane SCpA	241,291	2,016,687

		22,769,530

Japan - 18.6%
Alfresa Holdings Corp.	159,600	2,297,611
Asahi Kasei Corp.	391,000	3,179,743
Astellas Pharma, Inc.	206,500	3,075,523
Bandai Namco Holdings, Inc.	91,300	2,348,807
Bridgestone Corp.	27,200	899,638
Brother Industries Ltd.	55,500	1,025,647
Central Japan Railway Co.	25,600	3,453,152
Chiyoda Corp.	69,000	763,035
Citizen Holdings Co., Ltd.	51,400	337,516
Dai Nippon Printing Co., Ltd.	107,000	1,073,663
Daito Trust Construction Co., Ltd.	5,187	613,377
Daiwa House Industry Co., Ltd.	17,295	310,703
Daiwa Securities Group, Inc.	87,000	689,969
Denso Corp.	3,700	170,704
Fuji Electric Co., Ltd.	89,000	430,752
Fuji Heavy Industries Ltd.	117,621	3,896,394

	SHARES	VALUE (Note 2)
Japan - 18.6% (continued)
FUJIFILM Holdings Corp.	114,143	$3,507,283
Fujitsu Ltd.	447,000	2,751,093
Gree, Inc.	78,100	532,524
Hakuhodo DY Holdings, Inc.	253,900	2,570,315
Hankyu Hanshin Holdings, Inc.	67,000	390,145
Hino Motors Ltd.	142,000	1,987,043
Hitachi Chemical Co., Ltd.	32,200	571,941
Hitachi High-Technologies Corp.	24,500	704,566
Hoya Corp.	60,600	2,034,963
Hulic Co., Ltd.	16,200	171,586
Inpex Corp.	92,200	1,303,531
ITOCHU Corp.	94,744	1,157,108
Itochu Techno-Solutions Corp.	6,000	252,191
Japan Airlines Co., Ltd.	97,000	2,654,181
Japan Display, Inc. †	199,900	963,480
Japan Real Estate Investment Corp. REIT	84	432,038
Japan Retail Fund Investment Corp. REIT	149	300,339
JGC Corp.	87,000	2,376,977
JTEKT Corp.	82,070	1,375,616
Kawasaki Heavy Industries Ltd.	223,000	891,562
KDDI Corp.	18,200	1,094,843
Kinden Corp.	16,564	170,342
Kobe Steel Ltd.	1,268,000	2,059,194
Konica Minolta, Inc.	267,700	2,893,981
Mabuchi Motor Co., Ltd.	5,700	497,307
Marubeni Corp.	56,974	389,867
Medipal Holdings Corp.	140,900	1,712,633
MEIJI Holdings Co., Ltd.	17,000	1,344,371
Mitsubishi Electric Corp.	310,000	4,132,668
Mitsubishi Estate Co., Ltd.	77,020	1,735,823
Mitsubishi Motors Corp.	85,100	1,032,262
Mitsubishi UFJ Financial Group, Inc.	922,891	5,201,150
Mitsui & Co., Ltd.	40,343	636,374
Mitsui Fudosan Co., Ltd.	59,205	1,816,909
NH Foods Ltd.	62,000	1,316,430
NHK Spring Co., Ltd.	95,500	937,065
Nippon Building Fund, Inc. REIT	84	442,321
Nippon Telegraph & Telephone Corp.	19,019	1,179,450
Nippon Yusen KK	210,000	553,684
Nomura Holdings, Inc.	191,200	1,137,516
Nomura Real Estate Holdings, Inc.	8,000	137,581
NTT Data Corp.	15,000	541,082
NTT DOCOMO, Inc.	43,700	731,897
Omron Corp.	47,200	2,145,146
ORIX Corp.	76,990	1,062,882
Otsuka Corp.	17,500	696,782
Otsuka Holdings Co., Ltd.	95,900	3,305,508
Panasonic Corp.	339,600	4,047,480
Resona Holdings, Inc.	730,300	4,119,903
Rohm Co., Ltd.	48,400	3,047,507
Sankyo Co., Ltd.	17,300	619,995
Secom Co., Ltd.	29,200	1,739,574
Seiko Epson Corp.	15,300	737,199
Sekisui Chemical Co., Ltd.	144,000	1,654,982
Sekisui House Ltd.	32,000	377,144
Seven & I Holdings Co., Ltd.	54,239	2,103,737

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2014	55

Schedule of Investments	September 30, 2014

AQR INTERNATIONAL EQUITY FUND

	SHARES	VALUE (Note 2)
Japan - 18.6% (continued)
Shimamura Co., Ltd.	17,600	$1,618,020
Shionogi & Co., Ltd.	143,500	3,293,409
SoftBank Corp.	17,100	1,194,416
Sumitomo Chemical Co., Ltd.	186,000	664,335
Sumitomo Heavy Industries Ltd.	458,000	2,579,610
Sumitomo Mitsui Financial Group, Inc.	75,436	3,073,602
Sumitomo Realty & Development Co., Ltd.	24,261	864,360
Suzuken Co., Ltd.	59,000	1,699,684
Suzuki Motor Corp.	78,500	2,603,469
Taiheiyo Cement Corp.	104,000	392,248
Taisei Corp.	547,000	3,086,005
Takashimaya Co., Ltd.	200,000	1,672,908
TDK Corp.	23,200	1,297,813
THK Co., Ltd.	54,500	1,358,084
Toho Co., Ltd.	17,900	404,420
Tokyo Electric Power Co., Inc. †	396,273	1,387,471
Tokyo Electron Ltd.	10,100	658,270
Tokyo Gas Co., Ltd.	160,071	899,459
Tokyu Corp.	54,000	353,908
Tokyu Fudosan Holdings Corp.	26,483	181,824
TOTO Ltd.	111,000	1,221,178
Toyo Seikan Group Holdings Ltd.	74,900	928,539
Toyoda Gosei Co., Ltd.	16,000	312,346
Toyota Motor Corp.	56,378	3,317,236
West Japan Railway Co.	42,500	1,901,996
Yamaha Corp.	103,700	1,355,770

		147,167,685

Netherlands - 2.3%
Aegon NV	478,591	3,940,817
Akzo Nobel NV	29,176	1,996,258
ING Groep NV CVA †	247,726	3,521,230
Koninklijke Ahold NV	336,600	5,444,729
Koninklijke Boskalis Westminster NV	18,172	1,021,981
Wolters Kluwer NV	75,385	2,010,318

		17,935,333

Singapore - 1.3%
Ascendas Real Estate Investment Trust REIT	123,637	218,089
CapitaCommercial Trust REIT	120,000	149,948
CapitaMall Trust REIT	145,994	218,489
ComfortDelGro Corp. Ltd.	298,000	559,773
DBS Group Holdings Ltd.	150,128	2,165,226
Jardine Cycle & Carriage Ltd.	10,066	338,289
Keppel Corp. Ltd.	44,728	367,904
Olam International Ltd.	94,000	172,652
Oversea-Chinese Banking Corp. Ltd.	72,479	552,892
Sembcorp Industries Ltd.	60,017	243,534
Singapore Airlines Ltd.	138,000	1,061,983
Singapore Exchange Ltd.	52,472	297,083
Singapore Press Holdings Ltd.	53,000	174,422
Singapore Technologies Engineering Ltd.	93,265	266,529
Singapore Telecommunications Ltd.	223,524	665,365
United Overseas Bank Ltd.	102,097	1,789,834
UOL Group Ltd.	28,000	144,933

	SHARES	VALUE (Note 2)
Singapore - 1.3% (continued)
Yangzijiang Shipbuilding Holdings Ltd.	522,319	$482,632

		9,869,577

South Africa - 0.2%
Investec PLC	226,401	1,900,989

Spain - 4.2%
ACS Actividades de Construccion y Servicios SA	50,251	1,926,097
Banco de Sabadell SA	1,449,243	4,279,164
Banco Popular Espanol SA	251,899	1,536,409
Banco Santander SA	652,898	6,250,604
CaixaBank SA	432,535	2,630,035
Gas Natural SDG SA	228,007	6,707,213
Iberdrola SA	801,954	5,732,282
Red Electrica Corp. SA	50,481	4,369,516

		33,431,320

Sweden - 2.6%
Hennes & Mauritz AB, B Shares	62,266	2,574,699
Husqvarna AB, B Shares	273,256	1,926,573
Investor AB, B Shares	19,364	681,799
Nordea Bank AB	57,408	744,203
Securitas AB, B Shares	221,643	2,454,935
Skandinaviska Enskilda Banken AB, Class A	187,764	2,498,133
Svenska Cellulosa AB SCA, Class B	147,152	3,496,495
Swedish Match AB	45,421	1,469,442
Telefonaktiebolaget LM Ericsson, B Shares	350,634	4,421,099
TeliaSonera AB	90,089	621,267

		20,888,645

Switzerland - 9.9%
ABB Ltd. †	127,941	2,861,988
Actelion Ltd. †	5,886	689,404
Adecco SA †	58,665	3,965,810
Aryzta AG †	31,010	2,672,075
Baloise Holding AG	12,816	1,638,288
Geberit AG	3,988	1,285,384
Givaudan SA †	4,853	7,735,677
Nestle SA	73,467	5,399,165
Novartis AG	173,523	16,340,381
Roche Holding AG	56,023	16,543,766
Sika AG	1,214	4,197,617
Swiss Life Holding AG †	33,967	8,094,130
Swiss Re AG †	48,536	3,862,609
Swisscom AG	2,270	1,286,710
Wolseley PLC	24,044	1,259,400

		77,832,404

United Kingdom - 19.7%
3i Group PLC	464,937	2,879,448
Anglo American PLC	133,018	2,966,540
Associated British Foods PLC	146,586	6,354,356
AstraZeneca PLC	68,126	4,882,103
Aviva PLC	384,380	3,251,885
Barclays PLC	635,310	2,336,787

The accompanying notes are an integral part of these financial statements.	(Continued)

56	AQR Funds	Annual Report	September 2014

Schedule of Investments	September 30, 2014

AQR INTERNATIONAL EQUITY FUND

	SHARES	VALUE (Note 2)
United Kingdom - 19.7% (continued)
BP PLC	787,004	$5,757,199
British Land Co. PLC/The REIT	145,305	1,651,157
British Sky Broadcasting Group PLC	210,761	3,006,115
BT Group PLC	1,844,445	11,313,841
Centrica PLC	198,410	988,865
Direct Line Insurance Group PLC	253,763	1,207,757
easyJet PLC	306,221	7,046,735
Friends Life Group Ltd.	502,361	2,501,765
GKN PLC	276,226	1,422,450
GlaxoSmithKline PLC	107,762	2,461,731
Hammerson PLC REIT	28,872	268,032
HSBC Holdings PLC	798,934	8,118,199
ICAP PLC	128,984	806,650
IMI PLC	96,532	1,919,636
Imperial Tobacco Group PLC	37,852	1,629,754
InterContinental Hotels Group PLC	13,682	527,595
ITV PLC	1,842,919	6,187,924
Kingfisher PLC	783,295	4,096,536
Land Securities Group PLC REIT	120,594	2,024,806
Lloyds Banking Group PLC †	790,194	983,056
Melrose Industries PLC	552,747	2,212,445
Next PLC	57,753	6,181,595
Persimmon PLC †	211,822	4,557,902
Randgold Resources Ltd.	3,761	254,965
Reckitt Benckiser Group PLC	45,801	3,959,848
Reed Elsevier NV	233,529	5,297,920
Rio Tinto PLC	74,884	3,669,307
Royal Dutch Shell PLC, A Shares	224,457	8,578,838
Royal Dutch Shell PLC, B Shares	146,511	5,792,162
Royal Mail PLC	153,787	974,296
Schroders PLC	45,876	1,771,322
Shire PLC	33,545	2,894,318
Smith & Nephew PLC	245,173	4,124,215
Standard Chartered PLC	36,748	677,812
Tate & Lyle PLC	170,091	1,621,282
Travis Perkins PLC	163,310	4,387,747
TUI Travel PLC	265,639	1,671,886
Tullow Oil PLC	33,537	349,660
Unilever PLC	76,998	3,222,977
Vodafone Group PLC	2,111,157	6,956,739

		155,748,158

TOTAL COMMON STOCKS (cost $656,869,250)		734,253,243

PREFERRED STOCKS - 1.0%
Germany - 1.0%
Henkel AG & Co. KGaA	30,922	3,078,358
Porsche Automobil Holding SE	56,539	4,510,268

TOTAL PREFERRED STOCKS (cost $6,708,912)		7,588,626

RIGHTS - 0.0% (b)
Italy - 0.0% (b)
Fiat SpA (3)†(a)	382,814	—

Spain - 0.0% (b)
Banco Popular Espanol SA †	251,899	3,500

TOTAL RIGHTS (cost $—)		3,500

	SHARES	VALUE (Note 2)
WARRANTS - 0.0% (b)
Hong Kong - 0.0% (b)
Sun Hung Kai Properties Ltd., †
(cost $—)	79	$132

MONEY MARKET FUNDS - 4.6%
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 0.000% (c)	20,301,216	20,301,216
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.000% (c)(d)	16,050,072	16,050,072

TOTAL MONEY MARKET FUNDS (cost $36,351,288)		36,351,288

TOTAL INVESTMENTS - 98.5% (cost $699,929,450)		778,196,789

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.5% (e)		11,833,959

NET ASSETS - 100.0%		$790,030,748

†	Non income-producing security.
(a)	Security fair valued as of September 30, 2014 using procedures approved by the Board of Trustees. The total value of positions fair valued was $0 or 0.0% of total net assets.
(b)	Represents less than 0.05 percent of net assets.
(c)	Represents annualized seven-day yield as of September 30, 2014.
(d)	A portion of the security is pledged as collateral to the brokers for forward foreign currency exchange and swap contracts.
(e)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.

All securities are Level 2 with respect to ASC 820, unless otherwise noted in parentheses.

(3)	Level 3 security (See Note 4).

The following abbreviations are used in portfolio descriptions:

CDI - CHESS Depository Interest

CVA - Dutch Certificate of Shares

REIT - Real Estate Investment Trust

SECTOR	VALUE	% OF NET ASSETS
Consumer Discretionary	$112,088,308	14.2%
Consumer Staples	47,463,851	6.0
Energy	33,976,329	4.3
Financials	171,235,299	21.6
Health Care	100,347,684	12.7
Industrials	100,641,886	12.7
Information Technology	36,306,059	4.6
Materials	45,467,985	5.8
Telecommunication Services	48,836,725	6.2
Utilities	45,481,375	5.8
Money Market Funds	36,351,288	4.6

Total Investments	778,196,789	98.5
Other Assets in Excess of Liabilities (e)	11,833,959	1.5

Net Assets	$790,030,748	100.0%

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2014	57

Schedule of Investments	September 30, 2014

AQR INTERNATIONAL EQUITY FUND

Total return swap contracts outstanding as of September 30, 2014:

Over the Counter

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs	Hang Seng Index Futures	10/2014	HKD	96,779,392	$(561,338)
Goldman Sachs	Swiss Market Index Futures	12/2014	CHF	(46,876,473)	(326,942)

					$(888,280)

Money Market Fund is pledged as collateral to Goldman Sachs for total return swap contracts in the amount of $11,750,000 at September 30, 2014.

Open futures contracts outstanding at September 30, 2014:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT SEPTEMBER 30, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
149	Barclays Capital	Amsterdam Index Futures	10/2014	$15,743,749	$15,861,028	$117,279
307	Barclays Capital	CAC40 Index Futures	10/2014	17,103,907	17,115,565	11,658
16	Barclays Capital	DAX Index Futures	12/2014	4,774,151	4,794,790	20,639
384	Barclays Capital	FTSE 100 Index Futures	12/2014	42,150,236	41,120,663	(1,029,573)
335	Barclays Capital	Hang Seng Index Futures	10/2014	51,242,660	49,226,322	(2,016,338)
45	Barclays Capital	IBEX 35 Index Futures	10/2014	6,120,567	6,171,730	51,163
36	Barclays Capital	MSCI Singapore Index Futures	10/2014	2,097,213	2,084,314	(12,899)
236	Barclays Capital	TOPIX Index Futures	12/2014	27,846,486	28,543,789	697,303

				167,078,969	164,918,201	(2,160,768)

Short Contracts:
161	Barclays Capital	FTSE/MIB Index Futures	12/2014	$(21,162,290)	$(21,220,699)	$(58,409)
754	Barclays Capital	OMXS30 Index Futures	10/2014	(14,604,641)	(14,673,012)	(68,371)
412	Barclays Capital	SPI 200 Index Futures	12/2014	(49,159,139)	(47,642,964)	1,516,175

				(84,926,070)	(83,536,675)	1,389,395

				$82,152,899	$81,381,526	$(771,373)

Cash held as collateral at Barclays Capital for futures contracts was $14,411,021 at September 30, 2014.

Forward foreign currency exchange contracts outstanding as of September 30, 2014:

Over the Counter

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT SEPTEMBER 30, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 12/17/14	CitiBank	AUD	35,383,500	$31,537,820	$30,809,580	$(728,240)
Australian Dollar, Expiring 12/17/14	Credit Suisse International	AUD	35,383,500	31,536,165	30,809,580	(726,585)

The accompanying notes are an integral part of these financial statements.	(Continued)

58	AQR Funds	Annual Report	September 2014

Schedule of Investments	September 30, 2014

AQR INTERNATIONAL EQUITY FUND

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT SEPTEMBER 30, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Swiss Franc, Expiring 12/17/14	CitiBank	CHF	13,421,500	$14,617,143	$14,069,298	$(547,845)
Swiss Franc, Expiring 12/17/14	Credit Suisse International	CHF	13,421,500	14,616,951	14,069,298	(547,653)
Danish Krone, Expiring 12/17/14	CitiBank	DKK	1,407,000	245,142	238,844	(6,298)
Danish Krone, Expiring 12/17/14	Credit Suisse International	DKK	1,407,000	245,144	238,844	(6,300)
Euro, Expiring 12/17/14	CitiBank	EUR	36,172,700	46,884,839	45,713,069	(1,171,770)
Euro, Expiring 12/17/14	Credit Suisse International	EUR	36,343,700	47,105,511	45,929,169	(1,176,342)
British Pound, Expiring 12/17/14	CitiBank	GBP	1,310,000	2,125,757	2,122,269	(3,488)
British Pound, Expiring 12/17/14	Credit Suisse International	GBP	1,310,000	2,125,714	2,122,269	(3,445)
Hong Kong Dollar, Expiring 12/17/14	CitiBank	HKD	30,145,500	3,890,134	3,881,725	(8,409)
Hong Kong Dollar, Expiring 12/17/14	Credit Suisse International	HKD	30,823,500	3,977,613	3,969,028	(8,585)
Israeli Shekel, Expiring 12/17/14	CitiBank	ILS	8,380,000	2,337,896	2,277,225	(60,671)
Israeli Shekel, Expiring 12/17/14	Credit Suisse International	ILS	8,380,000	2,337,854	2,277,225	(60,629)
Japanese Yen, Expiring 12/17/14	CitiBank	JPY	5,656,495,400	53,157,984	51,613,597	(1,544,387)
Japanese Yen, Expiring 12/17/14	Credit Suisse International	JPY	5,656,495,400	53,155,852	51,613,597	(1,542,255)
Norwegian Krone, Expiring 12/17/14	CitiBank	NOK	315,206,000	49,742,408	48,927,364	(815,044)
Norwegian Krone, Expiring 12/17/14	Credit Suisse International	NOK	315,206,000	49,741,257	48,927,364	(813,893)
New Zealand Dollar, Expiring 12/17/14	CitiBank	NZD	86,312,501	71,012,337	66,856,533	(4,155,804)
New Zealand Dollar, Expiring 12/17/14	Credit Suisse International	NZD	86,312,500	71,012,361	66,856,532	(4,155,829)
Swedish Krona, Expiring 12/17/14	CitiBank	SEK	2,025,500	280,766	280,632	(134)
Swedish Krona, Expiring 12/17/14	Credit Suisse International	SEK	2,025,500	280,739	280,632	(107)
Singapore Dollar, Expiring 12/17/14	CitiBank	SGD	1,781,650	1,420,462	1,396,568	(23,894)
Singapore Dollar, Expiring 12/17/14	Credit Suisse International	SGD	1,799,650	1,434,767	1,410,677	(24,090)

				$554,822,616	$536,690,919	$(18,131,697)

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT SEPTEMBER 30, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 12/17/14	CitiBank	AUD	(4,976,950)	$(4,604,176)	$(4,333,594)	$270,582
Australian Dollar, Expiring 12/17/14	Credit Suisse International	AUD	(6,888,950)	(6,376,605)	(5,998,436)	378,169
Swiss Franc, Expiring 12/17/14	CitiBank	CHF	(47,934,900)	(51,545,068)	(50,248,512)	1,296,556

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2014	59

Schedule of Investments	September 30, 2014

AQR INTERNATIONAL EQUITY FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT SEPTEMBER 30, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Swiss Franc, Expiring 12/17/14	Credit Suisse International	CHF	(48,231,900)	$(51,869,091)	$(50,559,847)	$1,309,244
Danish Krone, Expiring 12/17/14	CitiBank	DKK	(16,696,000)	(2,892,689)	(2,834,214)	58,475
Danish Krone, Expiring 12/17/14	Credit Suisse International	DKK	(18,904,000)	(3,282,133)	(3,209,031)	73,102
Euro, Expiring 12/17/14	CitiBank	EUR	(35,686,000)	(46,080,692)	(45,098,004)	982,688
Euro, Expiring 12/17/14	Credit Suisse International	EUR	(44,090,000)	(57,121,975)	(55,718,517)	1,403,458
British Pound, Expiring 12/17/14	CitiBank	GBP	(47,335,350)	(77,189,022)	(76,685,759)	503,263
British Pound, Expiring 12/17/14	Credit Suisse International	GBP	(47,398,350)	(77,294,164)	(76,787,822)	506,342
Hong Kong Dollar, Expiring 12/17/14	CitiBank	HKD	(3,004,000)	(387,202)	(386,814)	388
Hong Kong Dollar, Expiring 12/17/14	Credit Suisse International	HKD	(11,791,000)	(1,520,971)	(1,518,284)	2,687
Israeli Shekel, Expiring 12/17/14	CitiBank	ILS	(27,000)	(7,437)	(7,337)	100
Israeli Shekel, Expiring 12/17/14	Credit Suisse International	ILS	(499,000)	(139,690)	(135,601)	4,089
Japanese Yen, Expiring 12/17/14	CitiBank	JPY	(624,597,500)	(5,835,414)	(5,699,240)	136,174
Japanese Yen, Expiring 12/17/14	Credit Suisse International	JPY	(1,432,659,500)	(13,588,986)	(13,072,531)	516,455
Norwegian Krone, Expiring 12/17/14	CitiBank	NOK	(65,017,000)	(10,214,415)	(10,092,163)	122,252
Norwegian Krone, Expiring 12/17/14	Credit Suisse International	NOK	(84,578,000)	(13,360,817)	(13,128,489)	232,328
New Zealand Dollar, Expiring 12/17/14	CitiBank	NZD	(31,973,500)	(25,504,867)	(24,766,254)	738,613
New Zealand Dollar, Expiring 12/17/14	Credit Suisse International	NZD	(38,364,500)	(30,797,686)	(29,716,639)	1,081,047
Swedish Krona, Expiring 12/17/14	CitiBank	SEK	(71,318,500)	(10,072,516)	(9,881,154)	191,362
Swedish Krona, Expiring 12/17/14	Credit Suisse International	SEK	(71,443,500)	(10,090,405)	(9,898,472)	191,933
Singapore Dollar, Expiring 12/17/14	CitiBank	SGD	(150,000)	(118,780)	(117,579)	1,201
Singapore Dollar, Expiring 12/17/14	Credit Suisse International	SGD	(760,000)	(606,816)	(595,735)	11,081

				(500,501,617)	(490,490,028)	10,011,589

				$54,320,999	$46,200,891	$(8,120,108)

Money Market Fund is pledged as collateral to Credit Suisse International and The Royal Bank of Scotland for forward foreign currency exchange contracts in the amount of $3,890,000 and $72, respectively at September 30, 2014. Cash held as collateral at Citibank for forward foreign currency exchange contracts was $5,270,000 at September 30, 2014.

AUD - Australian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

ILS - Israeli Shekel

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

The accompanying notes are an integral part of these financial statements.

60	AQR Funds	Annual Report	September 2014

Schedule of Investments	September 30, 2014

AQR EMERGING DEFENSIVE EQUITY FUND

COMMON STOCKS - 91.5%	SHARES	VALUE (Note 2)
Brazil - 12.4%
AMBEV SA ADR (1)	44,500	$291,475
BRF SA (1)	8,700	207,570
CCR SA (1)	84,400	582,723
Cia Brasileira de Distribuicao ADR (1)	13,281	579,184
Cia de Saneamento Basico do Estado de Sao Paulo ADR (1)	37,442	303,655
Cia Energetica de Minas Gerais ADR (1)	87,302	543,891
Cia Hering (1)	99	999
Cia Paranaense de Energia ADR (1)	4,118	56,293
Cielo SA (1)	7,780	126,597
CPFL Energia SA ADR (1)	18,084	281,206
EcoRodovias Infraestrutura e Logistica SA (1)	126,100	615,109
EDP - Energias do Brasil SA (1)	81,500	330,628
Gerdau SA ADR (1)	15,600	74,880
Localiza Rent a Car SA (1)	61,810	888,357
Natura Cosmeticos SA (1)	28,400	431,613
Odontoprev SA (1)	61,000	220,799
Qualicorp SA (1)†	47,500	470,003
Souza Cruz SA (1)	86,500	695,816
Telefonica Brasil SA ADR (1)	24,535	482,849
Tim Participacoes SA ADR (1)	3,644	95,473
Totvs SA (1)	6,400	97,134
Tractebel Energia SA (1)	56,500	798,421
Ultrapar Participacoes SA ADR (1)	11,400	240,768
WEG SA (1)	35,290	412,768

		8,828,211

Chile - 4.3%
Banco Santander Chile ADR (1)	19,693	435,018
Cencosud SA (1)	110,143	324,403
Empresa Nacional de Electricidad SA ADR (1)	5,800	254,968
Empresas COPEC SA (1)	39,921	488,062
Enersis SA ADR (1)	19,047	300,562
SACI Falabella (1)	97,412	735,017
Sociedad Quimica y Minera de Chile SA ADR (1)	18,878	493,471

		3,031,501

China - 2.0%
China Mengniu Dairy Co., Ltd.	16,000	65,841
China Petroleum & Chemical Corp. ADR (1)	75	6,552
China Telecom Corp. Ltd., H Shares	122,000	74,784
ENN Energy Holdings Ltd.	44,000	287,875
PetroChina Co., Ltd. ADR (1)	176	22,618
Sihuan Pharmaceutical Holdings Group Ltd.	139,000	104,108
Sun Art Retail Group Ltd.	332,500	375,606
Tingyi Cayman Islands Holding Corp.	62,000	162,877
Tsingtao Brewery Co., Ltd., H Shares	34,000	241,736
Want Want China Holdings Ltd.	59,000	73,670

		1,415,667

Hong Kong - 1.9%
Belle International Holdings Ltd.	54,000	60,722
China Mobile Ltd. ADR (1)	9,232	542,380
China Unicom Hong Kong Ltd. ADR (1)	3,161	47,510
Haier Electronics Group Co., Ltd.	50,000	131,123

	SHARES	VALUE (Note 2)
Hong Kong - 1.9% (continued)
Sino Biopharmaceutical Ltd.	604,000	$601,091

		1,382,826

India - 0.7%
Dr. Reddy’s Laboratories Ltd. ADR (1)	8,493	446,307
Infosys Ltd. ADR (1)	1,300	78,637

		524,944

Indonesia - 2.9%
Bank Central Asia Tbk PT	280,000	300,496
Bank Mandiri Persero Tbk PT	60,700	50,199
Kalbe Farma Tbk PT	1,394,200	194,124
Perusahaan Gas Negara Persero Tbk PT	1,583,700	777,869
Semen Indonesia Persero Tbk PT	314,100	396,839
Telekomunikasi Indonesia Persero Tbk PT ADR (1)	7,539	362,626

		2,082,153

Korea, Republic of - 12.4%
Amorepacific Corp.	305	690,335
Cheil Worldwide, Inc.†	21,531	455,695
Daelim Industrial Co., Ltd.	270	19,307
Dongbu Insurance Co., Ltd.	7,244	407,558
E-Mart Co., Ltd.	170	37,148
Hotel Shilla Co., Ltd.	2,132	241,491
Hyundai Department Store Co., Ltd.	1,879	285,458
Hyundai Glovis Co., Ltd.	2,268	691,524
Hyundai Marine & Fire Insurance Co., Ltd.	11,670	321,617
Hyundai Mobis Co., Ltd.	1,180	287,273
Hyundai Wia Corp.	1,182	240,514
Kangwon Land, Inc.	27,826	942,757
Kia Motors Corp.	11,295	573,662
Korea Aerospace Industries Ltd.	7,800	300,934
KT Corp. ADR (1)	25,821	418,558
KT&G Corp.	7,186	643,103
LG Uplus Corp.	45,550	532,753
Lotte Shopping Co., Ltd.	246	73,610
NAVER Corp.	107	81,735
Orion Corp.	143	118,473
POSCO ADR (1)	33	2,505
Samsung C&T Corp.	998	71,376
Samsung Electronics Co., Ltd. GDR	458	256,940
Samsung Fire & Marine Insurance Co., Ltd.	1,163	311,282
Samsung Life Insurance Co., Ltd.	2,585	259,582
Samsung Techwin Co., Ltd.	992	33,166
SK Hynix, Inc. †	1,400	61,965
SK Telecom Co., Ltd. ADR (1)	6,728	204,127
Yuhan Corp.	1,339	235,870

		8,800,318

Malaysia - 14.0%
AirAsia Bhd	27,500	21,192
AMMB Holdings Bhd	264,100	552,920
Axiata Group Bhd	441,400	942,419
CIMB Group Holdings Bhd	257,100	550,880
DiGi.Com Bhd	445,400	794,403
Genting Bhd	153,100	442,665
IHH Healthcare Bhd	206,400	319,793
IOI Corp. Bhd	369,700	542,033

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2014	61

Schedule of Investments	September 30, 2014

AQR EMERGING DEFENSIVE EQUITY FUND

	SHARES	VALUE (Note 2)
Malaysia - 14.0% (continued)
Kuala Lumpur Kepong Bhd	20,800	$133,627
Malayan Banking Bhd	305,300	926,842
Maxis Bhd	372,300	735,542
Public Bank Bhd	64,000	368,698
Sime Darby Bhd	343,200	958,497
Telekom Malaysia Bhd	523,100	1,052,945
Tenaga Nasional Bhd	265,400	1,002,213
UMW Holdings Bhd	158,600	592,865

		9,937,534

Mexico - 6.1%
Alfa SAB de CV, Class A (1)	175,400	600,360
America Movil SAB de CV, Series L ADR (1)	2,076	52,315
Arca Continental SAB de CV (1)	67,500	462,833
Coca-Cola Femsa SAB de CV ADR (1)	4,752	478,622
Compartamos SAB de CV (1)	25,800	55,190
Genomma Lab Internacional SAB de CV, Class B (1)†	70,700	169,874
Grupo Bimbo SAB de CV, Series A (1)	150,900	437,515
Grupo Financiero Banorte SAB de CV, Class O (1)	17,300	110,494
Grupo Financiero Inbursa SAB de CV, Class O (1)	65,700	188,385
Grupo Lala SAB de CV (1)	130,500	318,222
Grupo Televisa SAB ADR (1)	9	305
Kimberly-Clark de Mexico SAB de CV, Class A (1)	17,600	41,541
Mexichem SAB de CV (1)	109,100	454,743
Wal-Mart de Mexico SAB de CV, Series V (1)	393,200	988,672

		4,359,071

Poland - 4.3%
Bank Pekao SA	3,500	204,636
Bank Zachodni WBK SA	4,173	496,620
Energa SA	33,147	240,292
Orange Polska SA	72,655	255,103
PGE SA	139,208	879,477
Polskie Gornictwo Naftowe i Gazownictwo SA	120,359	183,749
Powszechna Kasa Oszczednosci Bank Polski SA	20,131	240,456
Powszechny Zaklad Ubezpieczen SA	3,952	573,156

		3,073,489

South Africa - 13.3%
Anglo American Platinum Ltd. †	8,298	268,556
AngloGold Ashanti Ltd. ADR (1)†	44	528
Aspen Pharmacare Holdings Ltd.	4,372	130,174
Barclays Africa Group Ltd.	2,086	28,440
Bidvest Group Ltd./The	21,869	553,366
Discovery Ltd.	5,654	49,150
FirstRand Ltd.	110,291	419,697
Gold Fields Ltd. ADR (1)	16,532	64,475
Kumba Iron Ore Ltd.	1,210	28,496
Life Healthcare Group Holdings Ltd.	184,202	726,158
Mediclinic International Ltd.	16,125	131,335

	SHARES	VALUE (Note 2)
South Africa - 13.3% (continued)
Mr Price Group Ltd.	46,302	$869,549
MTN Group Ltd.	35,728	753,261
Naspers Ltd., N Shares	1,036	113,466
Nedbank Group Ltd.	29,507	571,010
Netcare Ltd.	217,391	607,667
RMB Holdings Ltd.	35,474	177,720
Sanlam Ltd.	34,051	196,520
Sasol Ltd. ADR (1)	14,199	773,703
Shoprite Holdings Ltd.	62,967	779,628
Standard Bank Group Ltd.	58,556	676,653
Tiger Brands Ltd.	11,896	332,215
Truworths International Ltd.	68,683	413,083
Vodacom Group Ltd.	35,768	411,653
Woolworths Holdings Ltd.	64,766	400,651

		9,477,154

Taiwan - 12.2%
Advanced Semiconductor Engineering, Inc.	112,000	130,822
Asia Pacific Telecom Co., Ltd.	83,000	48,245
Asustek Computer, Inc.	68,000	648,882
Cheng Shin Rubber Industry Co., Ltd.	16,000	35,288
Cheng Uei Precision Industry Co., Ltd.	59	106
China Development Financial Holding Corp.	464,000	142,325
China Petrochemical Development Corp. †	400	125
China Steel Corp.	132,359	113,097
Chunghwa Telecom Co., Ltd. ADR (1)	6,663	199,690
CTBC Financial Holding Co., Ltd.	111,995	75,221
Far Eastern Department Stores Ltd.	734	707
Far EasTone Telecommunications Co., Ltd.	302,000	578,996
Foxconn Technology Co., Ltd.	266,717	659,031
Hon Hai Precision Industry Co., Ltd.	187,600	590,891
Inventec Corp.	102,000	66,339
Kinsus Interconnect Technology Corp.	143,000	530,763
Lite-On Technology Corp.	344,716	495,814
MediaTek, Inc.	23,000	340,623
Mega Financial Holding Co., Ltd.	148,000	121,294
Merida Industry Co., Ltd.	18,900	131,597
Pou Chen Corp.	33,000	36,661
President Chain Store Corp.	91,000	652,466
Quanta Computer, Inc.	69,000	175,146
Radiant Opto-Electronics Corp.	89,060	352,290
Realtek Semiconductor Corp.	24,442	86,797
ScinoPharm Taiwan Ltd. †	26,000	53,323
Taishin Financial Holding Co., Ltd.	226,462	105,992
Taiwan Cement Corp.	16,000	23,813
Taiwan Mobile Co., Ltd.	319,000	967,313
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (1)	39,156	790,168
TPK Holding Co., Ltd.	7,000	41,850
Uni-President Enterprises Corp.	279,397	484,593
Wistron Corp.	32,928	33,531

		8,713,799

The accompanying notes are an integral part of these financial statements.	(Continued)

62	AQR Funds	Annual Report	September 2014

Schedule of Investments	September 30, 2014

AQR EMERGING DEFENSIVE EQUITY FUND

	SHARES	VALUE (Note 2)
Thailand - 3.1%
Advanced Info Service PCL NVDR	68,800	$477,047
Bangkok Dusit Medical Services PCL NVDR	891,500	507,722
CP ALL PCL NVDR	103,800	143,071
PTT Exploration & Production PCL NVDR	12,000	59,115
PTT Global Chemical PCL NVDR	27,200	51,088
PTT PCL NVDR	49,800	552,231
Siam Cement PCL/The NVDR	29,300	405,882

		2,196,156

Turkey - 1.9%
BIM Birlesik Magazalar AS	24,824	519,696
Enka Insaat ve Sanayi AS	15,233	34,795
KOC Holding AS	19,156	88,537
Turk Hava Yollari	39,542	112,424
Turk Telekomunikasyon AS	170,692	451,181
Turkcell Iletisim Hizmetleri AS †	23,106	120,788

		1,327,421

TOTAL COMMON STOCKS (cost $64,753,872)		65,150,244

PREFERRED STOCKS - 0.1%
Brazil - 0.1%
Cia Energetica de Sao Paulo, Series B (1)
(cost $69,332)	5,300	57,401

EXCHANGE-TRADED FUNDS - 6.0%
iShares MSCI Emerging Markets ETF (1)
(cost $4,262,237)	102,029	4,240,325

MONEY MARKET FUNDS - 1.7%
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 0.000% (a)
(cost $1,240,848)	1,240,848	1,240,848

TOTAL INVESTMENTS - 99.3%
(cost $70,326,289)		70,688,818

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.7%		491,781

NET ASSETS - 100.0%		$71,180,599

†	Non income-producing security.
(a)	Represents annualized seven-day yield as of September 30, 2014.

All securities are Level 2 with respect to ASC 820, unless otherwise noted in parentheses.

(1)	Level 1 security (See Note 4).

The following abbreviations are used in portfolio descriptions:

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

NVDR - Non-Voting Depositary Receipt

SECTOR	VALUE	% OF NET ASSETS
Consumer Discretionary	$7,065,158	9.9%
Consumer Staples	11,253,585	15.8
Energy	2,326,797	3.3
Exchange-Traded Funds	4,240,325	6.0
Financials	8,918,052	12.5
Health Care	4,918,349	6.9
Industrials	5,984,435	8.4
Information Technology	5,646,062	7.9
Materials	2,378,497	3.4
Telecommunication Services	10,601,959	14.9
Utilities	6,114,751	8.6
Money Market Funds	1,240,848	1.7

Total Investments	70,688,818	99.3
Other Assets in Excess of Liabilities	491,781	0.7

Net Assets	$71,180,599	100.0%

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	September 2014	63

Schedule of Investments	September 30, 2014

AQR INTERNATIONAL DEFENSIVE EQUITY FUND

COMMON STOCKS - 95.6%	SHARES	VALUE (Note 2)
Australia - 16.8%
AGL Energy Ltd.	23,364	$276,769
Amcor Ltd.	12,922	127,994
APA Group	20,729	134,857
ASX Ltd.	2,400	75,270
Aurizon Holdings Ltd.	18,076	71,602
Australia & New Zealand Banking Group Ltd.	1,156	31,249
BHP Billiton Ltd.	2,012	59,301
Boral Ltd.	14,636	63,665
Brambles Ltd.	19,801	164,719
Caltex Australia Ltd.	6,552	160,381
Coca-Cola Amatil Ltd.	9,368	71,917
Cochlear Ltd.	2,349	142,851
Commonwealth Bank of Australia	1,776	116,937
Crown Resorts Ltd.	2,043	24,669
CSL Ltd.	2,708	175,548
Flight Centre Travel Group Ltd.	4,252	159,042
Incitec Pivot Ltd.	27,818	65,896
Insurance Australia Group Ltd.	26,962	144,499
Metcash Ltd.	80,880	186,265
National Australia Bank Ltd.	2,335	66,416
Orica Ltd.	2,718	44,857
Ramsay Health Care Ltd.	3,419	149,821
Sonic Healthcare Ltd.	14,967	229,665
Suncorp Group Ltd.	5,448	66,963
Sydney Airport	18,501	69,074
Tatts Group Ltd.	52,276	143,925
Telstra Corp. Ltd.	81,706	379,098
Toll Holdings Ltd.	6,039	29,788
Transurban Group	20,147	136,024
Wesfarmers Ltd.	10,445	384,917
Westpac Banking Corp.	2,508	70,408
Woodside Petroleum Ltd.	5,279	187,445
Woolworths Ltd.	13,049	390,740
WorleyParsons Ltd.	6,142	82,281

		4,684,853

Belgium - 1.3%
Belgacom SA	7,088	246,777
Delhaize Group SA	1,607	111,682

		358,459

Canada - 18.2%
Agnico Eagle Mines Ltd. (1)	1,129	32,652
Agrium, Inc. (1)	1,300	115,566
Alimentation Couche-Tard, Inc., Class B (1)	10,491	335,446
Bank of Montreal (1)	2,703	198,945
Bank of Nova Scotia/The (1)	3,380	209,056
Barrick Gold Corp. (1)	5,033	74,015
BCE, Inc. (1)	7,146	305,569
BlackBerry Ltd. (1)†	7,200	71,746
Canadian Imperial Bank of Commerce (1)	2,983	267,923
Canadian National Railway Co. (1)	2,422	171,948
Canadian Oil Sands Ltd. (1)	4,900	90,391
Canadian Tire Corp. Ltd., Class A (1)	588	60,246
Dollarama, Inc. (1)	2,400	203,580
Eldorado Gold Corp. (1)	21,159	142,641
Enbridge, Inc. (1)	1,442	69,026

	SHARES	VALUE (Note 2)
Canada - 18.2% (continued)
Fortis, Inc. (1)	500	$15,456
Franco-Nevada Corp. (1)	2,055	100,865
Goldcorp, Inc. (1)	2,469	56,922
Husky Energy, Inc. (1)	4,300	118,025
Imperial Oil Ltd. (1)	5,871	277,365
Intact Financial Corp. (1)	3,704	239,812
Loblaw Cos., Ltd. (1)	2,096	104,898
Metro, Inc. (1)	3,274	218,958
National Bank of Canada (1)	5,046	229,919
Pembina Pipeline Corp. (1)	660	27,804
Potash Corp of Saskatchewan, Inc. (1)	2,340	81,026
Power Financial Corp. (1)	800	24,472
Rogers Communications, Inc., Class B (1)	3,237	121,162
Royal Bank of Canada (1)	2,802	200,277
Saputo, Inc. (1)	1,600	44,759
Shaw Communications, Inc., Class B (1)	2,904	71,177
Silver Wheaton Corp. (1)	7,552	150,642
Thomson Reuters Corp. (1)	2,838	103,389
Toronto-Dominion Bank/The (1)	4,998	246,653
TransCanada Corp. (1)	2,397	123,451
Vermilion Energy, Inc. (1)	1,000	60,878
Yamana Gold, Inc. (1)	16,971	101,831

		5,068,491

Colombia - 0.2%
Pacific Rubiales Energy Corp. (1)	3,556	59,629

Denmark - 2.1%
Coloplast A/S, Class B	3,086	258,077
DSV A/S	2,449	68,862
Novo Nordisk A/S, Class B	4,010	190,923
Novozymes A/S, B Shares	1,319	57,081

		574,943

Finland - 0.4%
Fortum OYJ	2,601	63,417
Kone OYJ, Class B	1,290	51,646

		115,063

France - 4.2%
Air Liquide SA	37	4,511
AtoS	474	34,325
Cie Generale des Etablissements Michelin	282	26,562
Danone SA	3,618	242,283
Dassault Systemes	1,638	105,223
Essilor International SA	289	31,694
Iliad SA	394	83,114
L’Oreal SA	1,088	172,551
Pernod Ricard SA	898	101,636
Sanofi	751	84,916
SCOR SE	728	22,738
SES SA FDR	361	12,490
Sodexo	341	33,357
Total SA	3,147	203,781

		1,159,181

Germany - 3.0%
adidas AG	610	45,516
Bayer AG	971	135,103

The accompanying notes are an integral part of these financial statements.	(Continued)

64	AQR Funds	Annual Report	September 2014

Schedule of Investments	September 30, 2014

AQR INTERNATIONAL DEFENSIVE EQUITY FUND

	SHARES	VALUE (Note 2)
Germany - 3.0% (continued)
Beiersdorf AG	3,124	$259,922
Deutsche Post AG	1,190	37,931
E.ON SE	782	14,281
Fresenius Medical Care AG & Co. KGaA	1,526	106,294
Hannover Rueck SE	529	42,696
Hugo Boss AG	365	45,502
Merck KGaA	458	42,097
Muenchener Rueckversicherungs AG	102	20,121
SAP SE	1,098	79,242

		828,705

Hong Kong - 3.9%
BOC Hong Kong Holdings Ltd.	21,500	68,443
CLP Holdings Ltd.	27,000	216,882
Galaxy Entertainment Group Ltd.	1,000	5,806
Hang Seng Bank Ltd.	11,800	189,353
Hong Kong & China Gas Co., Ltd.	107,690	233,398
MGM China Holdings Ltd.	11,200	32,274
Power Assets Holdings Ltd.	29,000	256,323
SJM Holdings Ltd.	47,000	89,483

		1,091,962

Italy - 0.6%
Eni SpA	575	13,643
Luxottica Group SpA	2,742	142,523

		156,166

Japan - 16.3%
Asahi Group Holdings Ltd.	1,400	40,497
Astellas Pharma, Inc.	13,000	193,616
Bandai Namco Holdings, Inc.	700	18,008
Benesse Holdings, Inc.	1,100	36,089
Bridgestone Corp.	400	13,230
Brother Industries Ltd.	700	12,936
Calbee, Inc.	3,700	120,931
Canon, Inc.	3,800	123,637
Central Japan Railway Co.	300	40,467
Chugai Pharmaceutical Co., Ltd.	4,800	138,940
Dai Nippon Printing Co., Ltd.	1,000	10,034
Daihatsu Motor Co., Ltd.	1,700	26,976
Dentsu, Inc.	300	11,427
East Japan Railway Co.	300	22,471
Eisai Co., Ltd.	2,900	117,300
FamilyMart Co., Ltd.	3,300	125,941
FUJIFILM Holdings Corp.	300	9,218
GungHo Online Entertainment, Inc.	43,100	205,191
Hoya Corp.	2,500	83,951
Inpex Corp.	4,000	56,552
ITOCHU Corp.	1,300	15,877
Japan Airlines Co., Ltd.	4,200	114,923
Japan Tobacco, Inc.	500	16,248
JX Holdings, Inc.	21,800	100,515
Kao Corp.	4,300	167,797
Konica Minolta, Inc.	5,500	59,458
Kuraray Co., Ltd.	1,300	15,271
Lawson, Inc.	900	62,967
Mitsubishi Motors Corp.	4,600	55,798
Mitsubishi Tanabe Pharma Corp.	300	4,402

	SHARES	VALUE (Note 2)
Japan - 16.3% (continued)
NH Foods Ltd.	2,000	$42,465
Nikon Corp.	1,600	23,141
Nippon Express Co., Ltd.	12,000	50,260
Nitori Holdings Co., Ltd.	1,600	99,128
Nitto Denko Corp.	500	27,378
Nomura Research Institute Ltd.	1,700	54,978
NTT DOCOMO, Inc.	8,100	135,661
Omron Corp.	1,400	63,627
Ono Pharmaceutical Co., Ltd.	1,200	106,557
Oriental Land Co., Ltd.	200	37,795
Osaka Gas Co., Ltd.	40,000	160,619
Otsuka Corp.	500	19,908
Otsuka Holdings Co., Ltd.	9,200	317,108
Secom Co., Ltd.	1,400	83,404
Sega Sammy Holdings, Inc.	900	14,491
Seven & I Holdings Co., Ltd.	2,800	108,602
Shimamura Co., Ltd.	1,600	147,093
Shin-Etsu Chemical Co., Ltd.	800	52,415
Shiseido Co., Ltd.	600	9,897
Suzuki Motor Corp.	900	29,849
Sysmex Corp.	400	16,108
Takashimaya Co., Ltd.	5,000	41,823
Takeda Pharmaceutical Co., Ltd.	1,000	43,472
Terumo Corp.	1,800	43,184
Tokyo Gas Co., Ltd.	30,000	168,574
Toppan Printing Co., Ltd.	3,000	21,560
Toyo Suisan Kaisha Ltd.	5,000	166,027
Trend Micro, Inc.	3,200	108,427
Unicharm Corp.	2,400	54,699
West Japan Railway Co.	1,300	58,179
Yakult Honsha Co., Ltd.	1,600	84,035
Yamato Holdings Co., Ltd.	7,200	134,072

		4,545,204

Netherlands - 0.9%
Koninklijke Ahold NV	15,157	245,175
Randstad Holding NV	201	9,338

		254,513

Norway - 1.8%
Akastor ASA	758	3,052
Aker Solutions ASA 144A †(a)	758	7,551
Orkla ASA	5,852	52,896
Statoil ASA	5,809	158,154
Telenor ASA	11,356	249,236
Yara International ASA	330	16,574

		487,463

Singapore - 2.9%
DBS Group Holdings Ltd.	6,000	86,535
Golden Agri-Resources Ltd.	139,000	56,159
Keppel Corp. Ltd.	2,000	16,451
Oversea-Chinese Banking Corp. Ltd.	7,000	53,398
Singapore Telecommunications Ltd.	134,000	398,878
United Overseas Bank Ltd.	1,000	17,531
Wilmar International Ltd.	76,000	183,829

		812,781

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2014	65

Schedule of Investments	September 30, 2014

AQR INTERNATIONAL DEFENSIVE EQUITY FUND

	SHARES	VALUE (Note 2)
Spain - 0.9%
Enagas SA	1,116	$35,890
Iberdrola SA	7,027	50,228
Inditex SA	4,730	130,566
Telefonica SA	3,067	47,367

		264,051

Sweden - 3.4%
Boliden AB	995	16,066
Elekta AB, B Shares	3,700	36,368
Hennes & Mauritz AB, B Shares	8,294	342,957
Svenska Cellulosa AB SCA, Class B	2,577	61,232
Swedish Match AB	6,532	211,321
Tele2 AB, B Shares	8,499	102,298
TeliaSonera AB	27,435	189,196

		959,438

Switzerland - 6.1%
Kuehne + Nagel International AG	2,039	256,921
Nestle SA	4,273	314,027
Novartis AG	3,246	305,671
Roche Holding AG	701	207,007
SGS SA	71	146,896
Swiss Re AG †	2,641	210,177
Swisscom AG	229	129,805
Syngenta AG	36	11,399
Zurich Insurance Group AG †	385	114,577

		1,696,480

United Kingdom - 12.6%
Associated British Foods PLC	6,170	267,463
AstraZeneca PLC	3,019	216,350
BP PLC	15,556	113,797
British American Tobacco PLC	2,943	165,840
British Sky Broadcasting Group PLC	10,328	147,310
Burberry Group PLC	821	20,026
Centrica PLC	41,953	209,092
Compass Group PLC	11,100	179,034
Diageo PLC	926	26,708
Experian PLC	561	8,915
GlaxoSmithKline PLC	3,803	86,876
Imperial Tobacco Group PLC	2,019	86,930
J Sainsbury PLC	42,531	172,949
Marks & Spencer Group PLC	4,636	30,312
National Grid PLC	20,399	293,234
Next PLC	481	51,484
Pearson PLC	795	15,966
Reckitt Benckiser Group PLC	3,113	269,143
Rexam PLC	3,511	27,910
Royal Dutch Shell PLC, A Shares	3,483	133,122
Royal Mail PLC	2,335	14,793
SABMiller PLC	623	34,525
Sage Group PLC/The	3,363	19,864
Smith & Nephew PLC	14,510	244,082
SSE PLC	9,272	232,174
Tate & Lyle PLC	5,428	51,739
Tesco PLC	2,518	7,522
Unilever NV CVA	4,882	193,743
United Utilities Group PLC	2,762	36,079

	SHARES	VALUE (Note 2)
United Kingdom - 12.6% (continued)
Whitbread PLC	1,298	$87,220
WM Morrison Supermarkets PLC	24,756	67,361

		3,511,563

TOTAL COMMON STOCKS (cost $25,420,029)		26,628,945

PREFERRED STOCKS - 0.5%
Germany - 0.5%
Henkel AG & Co. KGaA
(cost $133,153)	1,444	143,753

EXCHANGE-TRADED FUNDS - 2.8%
iShares MSCI EAFE ETF (1)
(cost $804,199)	12,240	784,829

MONEY MARKET FUNDS - 0.6%
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 0.000% (b)
(cost $168,892)	168,892	168,892

TOTAL INVESTMENTS - 99.5% (cost $26,526,273)		27,726,419

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.5%		146,367

NET ASSETS - 100.0%		$27,872,786

†	Non income-producing security.
(a)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund Advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.
(b)	Represents annualized seven-day yield as of September 30, 2014.

All securities are Level 2 with respect to ASC 820, unless otherwise noted in parentheses.

(1)	Level 1 security (See Note 4).

The following abbreviations are used in portfolio descriptions:

144A - Restricted Security

CVA - Dutch Certificate of Shares

FDR - Fiduciary Depositary Receipt

The accompanying notes are an integral part of these financial statements.	(Continued)

66	AQR Funds	Annual Report	September 2014

Schedule of Investments	September 30, 2014

AQR INTERNATIONAL DEFENSIVE EQUITY FUND

SECTOR	VALUE	% OF NET ASSETS
Consumer Discretionary	$2,759,264	9.9%
Consumer Staples	6,238,395	22.4
Energy	2,046,843	7.3
Exchange-Traded Funds	784,829	2.8
Financials	3,014,368	10.8
Health Care	3,624,032	13.0
Industrials	1,806,155	6.5
Information Technology	1,051,731	3.8
Materials	1,446,477	5.2
Telecommunication Services	2,388,161	8.6
Utilities	2,397,272	8.6
Money Market Funds	168,892	0.6

Total Investments	27,726,419	99.5
Other Assets in Excess of Liabilities	146,367	0.5

Net Assets	$27,872,786	100.0%

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	September 2014	67

Schedule of Investments	September 30, 2014

AQR U.S. DEFENSIVE EQUITY FUND

COMMON STOCKS - 96.0%	SHARES	VALUE (Note 2)
Consumer Discretionary - 12.2%
Advance Auto Parts, Inc.	2,962	$385,949
Amazon.com, Inc. †	6,312	2,035,241
AutoZone, Inc. †	3,160	1,610,526
Bed Bath & Beyond, Inc. †	11,808	777,321
Big Lots, Inc.	10,249	441,219
Chipotle Mexican Grill, Inc. †	2,959	1,972,440
Dollar Tree, Inc. †	19,670	1,102,897
Domino’s Pizza, Inc.	10,400	800,384
Expedia, Inc.	13,900	1,217,918
Home Depot, Inc./The	28,783	2,640,552
Live Nation Entertainment, Inc. †	6,000	144,120
Lowe’s Cos., Inc.	8,700	460,404
Madison Square Garden Co./The, Class A †	1,300	85,956
McDonald’s Corp.	39,051	3,702,425
Murphy USA, Inc. †	3,300	175,098
NIKE, Inc., Class B	11,358	1,013,134
O’Reilly Automotive, Inc. †	6,249	939,600
Panera Bread Co., Class A †	3,450	561,384
PetSmart, Inc.	2,169	152,025
Polaris Industries, Inc.	500	74,895
Priceline Group, Inc./The †	1,268	1,469,079
Ralph Lauren Corp.	876	144,303
Scripps Networks Interactive, Inc., Class A	11,566	903,189
Starbucks Corp.	23,710	1,789,157
Target Corp.	9,298	582,799
Time Warner, Inc.	5,967	448,778
TJX Cos., Inc./The	12,740	753,826
Tractor Supply Co.	1,996	122,774
TripAdvisor, Inc. †	15,700	1,435,294
Tupperware Brands Corp.	3,334	230,179
Viacom, Inc., Class B	7,713	593,438
Walt Disney Co./The	9,600	854,688
Yum! Brands, Inc.	19,363	1,393,749

		31,014,741

Consumer Staples - 19.7%
Altria Group, Inc.	74,427	3,419,176
Archer-Daniels-Midland Co.	17,155	876,621
Brown-Forman Corp., Class B	8,555	771,832
Church & Dwight Co., Inc.	30,671	2,151,877
Clorox Co./The	8,279	795,115
Coca-Cola Co./The	44,155	1,883,652
Colgate-Palmolive Co.	56,870	3,709,062
Costco Wholesale Corp.	26,123	3,273,734
CVS Health Corp.	8,719	693,945
Dr Pepper Snapple Group, Inc.	5,100	327,981
Estee Lauder Cos., Inc./The, Class A	16,356	1,222,120
General Mills, Inc.	26,254	1,324,514
Hershey Co./The	24,551	2,342,902
Hormel Foods Corp.	27,849	1,431,160
JM Smucker Co./The	985	97,505
Kellogg Co.	6,276	386,602
Kimberly-Clark Corp.	34,550	3,716,544
Kroger Co./The	14,701	764,452
McCormick & Co., Inc.	16,680	1,115,892
Monster Beverage Corp. †	10,003	916,975

	SHARES	VALUE (Note 2)
Consumer Staples - 19.7% (continued)
PepsiCo, Inc.	38,002	$3,537,606
Philip Morris International, Inc.	28,908	2,410,927
Procter & Gamble Co./The	43,621	3,652,823
Reynolds American, Inc.	54,934	3,241,106
Sysco Corp.	42,544	1,614,545
Walgreen Co.	8,655	512,982
Wal-Mart Stores, Inc.	48,211	3,686,695
Whole Foods Market, Inc.	2,365	90,130

		49,968,475

Energy - 2.8%
Chevron Corp.	18,530	2,210,999
ConocoPhillips	2,600	198,952
EOG Resources, Inc.	3,200	316,864
Exxon Mobil Corp.	34,232	3,219,520
National Oilwell Varco, Inc.	3,200	243,520
Occidental Petroleum Corp.	3,094	297,488
Phillips 66	4,500	365,895
Schlumberger Ltd.	3,100	315,239

		7,168,477

Financials - 11.4%
ACE Ltd. (Switzerland)	11,364	1,191,743
Alleghany Corp. †	800	334,520
Aon PLC (United Kingdom)	9,700	850,399
Arch Capital Group Ltd. †	18,900	1,034,208
Bank of Hawaii Corp.	20,363	1,156,822
BB&T Corp.	3,286	122,272
Chubb Corp./The	23,845	2,171,803
City National Corp.	5,231	395,830
Commerce Bancshares, Inc.	4,300	191,973
Cullen/Frost Bankers, Inc.	24,576	1,880,310
Everest Re Group Ltd.	12,270	1,987,863
M&T Bank Corp.	16,751	2,065,231
Markel Corp. †	3,000	1,908,450
Marsh & McLennan Cos., Inc.	13,807	722,658
New York Community Bancorp, Inc.	76,278	1,210,532
Northern Trust Corp.	19,974	1,358,831
People’s United Financial, Inc.	74,716	1,081,141
PNC Financial Services Group, Inc./The	800	68,464
Progressive Corp./The	23,226	587,153
RenaissanceRe Holdings Ltd.	7,800	779,922
Signature Bank †	6,700	750,802
SVB Financial Group †	533	59,744
Travelers Cos., Inc./The	17,943	1,685,565
US Bancorp	42,716	1,786,810
Wells Fargo & Co.	66,900	3,470,103
WR Berkley Corp.	2,060	98,468

		28,951,617

Health Care - 15.6%
Abbott Laboratories	35,102	1,459,892
AbbVie, Inc.	16,100	929,936
Aetna, Inc.	13,432	1,087,992
Alexion Pharmaceuticals, Inc. †	6,800	1,127,576
AmerisourceBergen Corp.	23,923	1,849,248
Amgen, Inc.	293	41,155
Baxter International, Inc.	6,585	472,605

The accompanying notes are an integral part of these financial statements.	(Continued)

68	AQR Funds	Annual Report	September 2014

Schedule of Investments	September 30, 2014

AQR U.S. DEFENSIVE EQUITY FUND

	SHARES	VALUE (Note 2)
Health Care - 15.6% (continued)
Becton Dickinson and Co.	15,102	$1,718,759
Biogen Idec, Inc. †	3,377	1,117,145
Bristol-Myers Squibb Co.	31,257	1,599,733
Cardinal Health, Inc.	19,524	1,462,738
Celgene Corp. †	6,586	624,221
Centene Corp. †	4,700	388,737
Cerner Corp. †	11,097	661,048
CR Bard, Inc.	7,504	1,070,896
Edwards Lifesciences Corp. †	5,469	558,658
Eli Lilly & Co.	43,428	2,816,306
Health Net, Inc. †	8,300	382,713
Henry Schein, Inc. †	7,538	877,951
Humana, Inc.	2,300	299,667
IDEXX Laboratories, Inc. †	9,283	1,093,816
Intuitive Surgical, Inc. †	200	92,364
Johnson & Johnson	34,993	3,729,904
Laboratory Corp of America Holdings †	10,617	1,080,280
McKesson Corp.	8,761	1,705,504
Medtronic, Inc.	16,131	999,315
Merck & Co., Inc.	32,085	1,901,999
Mettler-Toledo International, Inc. †	2,848	729,458
Myriad Genetics, Inc. †	2,500	96,425
Omnicare, Inc.	4,100	255,266
Pfizer, Inc.	81,370	2,406,111
Quest Diagnostics, Inc.	589	35,741
ResMed, Inc.	4,300	211,861
Seattle Genetics, Inc. †	2,700	100,386
Stryker Corp.	22,109	1,785,302
UnitedHealth Group, Inc.	21,678	1,869,728
Waters Corp. †	300	29,736
WellPoint, Inc.	1,800	215,316
Zimmer Holdings, Inc.	5,977	600,987

		39,486,475

Industrials - 6.3%
3M Co.	14,446	2,046,709
Alaska Air Group, Inc.	4,400	191,576
Boeing Co./The	10,500	1,337,490
Cintas Corp.	4,682	330,503
Copa Holdings SA, Class A (Panama)	200	21,458
Danaher Corp.	4,349	330,437
Dun & Bradstreet Corp./The	2,941	345,479
Equifax, Inc.	3,815	285,133
Fastenal Co.	2,400	107,760
FedEx Corp.	3,300	532,785
General Dynamics Corp.	1,185	150,602
Honeywell International, Inc.	2,469	229,913
Lockheed Martin Corp.	5,000	913,900
MSC Industrial Direct Co., Inc., Class A	7,535	643,941
Northrop Grumman Corp.	1,954	257,459
Raytheon Co.	10,245	1,041,097
Republic Services, Inc.	9,694	378,260
Southwest Airlines Co.	3,800	128,326
Spirit Airlines, Inc. †	6,100	421,754
Stericycle, Inc. †	23,306	2,716,548
Union Pacific Corp.	4,600	498,732
United Parcel Service, Inc., Class B	7,739	760,666
United Technologies Corp.	1,637	172,867

	SHARES	VALUE (Note 2)
Industrials - 6.3% (continued)
Waste Connections, Inc.	4,300	$208,636
Waste Management, Inc.	34,990	1,663,075
WW Grainger, Inc.	1,345	338,469

		16,053,575

Information Technology - 14.8%
Accenture PLC, Class A (Ireland)	7,060	574,119
Adobe Systems, Inc. †	8,871	613,785
Amdocs Ltd.	4,200	192,696
Analog Devices, Inc.	21,734	1,075,616
Apple, Inc.	8,700	876,525
Autodesk, Inc. †	11,991	660,704
Automatic Data Processing, Inc.	34,071	2,830,619
Cognizant Technology Solutions Corp., Class A †	8,800	393,976
F5 Networks, Inc. †	8,118	963,931
FactSet Research Systems, Inc.	9,420	1,144,813
FLIR Systems, Inc.	12,900	404,286
Gartner, Inc. †	9,200	675,924
Google, Inc., Class A †	2,048	1,205,064
Harris Corp.	2,898	192,427
Intel Corp.	49,388	1,719,690
International Business Machines Corp.	14,630	2,777,213
Intuit, Inc.	26,013	2,280,039
Jack Henry & Associates, Inc.	2,300	128,018
KLA-Tencor Corp.	10,574	833,020
Linear Technology Corp.	32,966	1,463,361
LinkedIn Corp., Class A †	3,600	748,044
MasterCard, Inc., Class A	19,160	1,416,307
Microchip Technology, Inc.	989	46,710
Microsoft Corp.	54,665	2,534,269
NetApp, Inc.	8,228	353,475
Palo Alto Networks, Inc. †	7,700	755,370
Paychex, Inc.	40,650	1,796,730
QUALCOMM, Inc.	20,700	1,547,739
Red Hat, Inc. †	9,664	542,634
Skyworks Solutions, Inc.	2,600	150,930
Splunk, Inc. †	4,800	265,728
Tableau Software, Inc., Class A †	4,600	334,190
Teradata Corp. †	3,229	135,360
Texas Instruments, Inc.	13,034	621,591
Total System Services, Inc.	11,650	360,684
Visa, Inc., Class A	15,149	3,232,342
VMware, Inc., Class A †	4,633	434,761
Workday, Inc., Class A †	1,600	132,000
Xilinx, Inc.	16,604	703,179
Yelp, Inc. †	3,600	245,700
Zebra Technologies Corp., Class A †	800	56,776

		37,420,345

Materials - 1.2%
International Flavors & Fragrances, Inc.	1,627	155,997
PPG Industries, Inc.	2,500	491,850
Sherwin-Williams Co./The	4,270	935,087
Sigma-Aldrich Corp.	11,348	1,543,441

		3,126,375

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2014	69

Schedule of Investments	September 30, 2014

AQR U.S. DEFENSIVE EQUITY FUND

	SHARES	VALUE (Note 2)
Telecommunication Services - 2.4%
AT&T, Inc.	87,264	$3,075,183
Verizon Communications, Inc. (NYSE)	60,602	3,029,494

		6,104,677

Utilities - 9.6%
AGL Resources, Inc.	25,500	1,309,170
American Electric Power Co., Inc.	15,879	829,043
American Water Works Co., Inc.	19,832	956,497
Aqua America, Inc.	28,100	661,193
Atmos Energy Corp.	17,400	829,980
CenterPoint Energy, Inc.	7,392	180,882
Consolidated Edison, Inc.	20,630	1,168,896
Dominion Resources, Inc.	39,726	2,744,669
DTE Energy Co.	26,310	2,001,665
Duke Energy Corp.	13,144	982,777
National Fuel Gas Co.	8,700	608,913
NextEra Energy, Inc.	14,275	1,340,137
NiSource, Inc.	4,921	201,663
Northeast Utilities	7,158	317,099
PG&E Corp.	23,688	1,066,908
Pinnacle West Capital Corp.	3,094	169,056
Public Service Enterprise Group, Inc.	37,775	1,406,741
Questar Corp.	38,258	852,771
Sempra Energy	26,021	2,742,093
Southern Co./The	41,137	1,795,630
UGI Corp.	1,113	37,925
Vectren Corp.	28,700	1,145,130
Wisconsin Energy Corp.	15,766	677,938
Xcel Energy, Inc.	14,091	428,366

		24,455,142

TOTAL COMMON STOCKS (cost $217,730,072)		243,749,899

	SHARES	VALUE (Note 2)

MONEY MARKET FUNDS - 3.9%
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 0.000% (2)(a)
(cost $9,834,499)	9,834,499	$9,834,499

TOTAL INVESTMENTS - 99.9% (cost $227,564,571)		253,584,398

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1% (b)		184,629

NET ASSETS - 100.0%		$253,769,027

All securities are United States companies, unless noted otherwise in parentheses.

†	Non income-producing security.
(a)	Represents annualized seven-day yield as of September 30, 2014.
(b)	Includes depreciation on futures contracts.

All securities are Level 1 with respect to ASC 820, unless otherwise noted in parentheses.

(2)	Level 2 security (See Note 4).

The following abbreviations are used in portfolio descriptions:

NYSE - New York Stock Exchange

Open futures contracts outstanding at September 30, 2014:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT SEPTEMBER 30, 2014	UNREALIZED DEPRECIATION
Long Contracts:
75	Goldman Sachs	S&P 500 E-Mini Futures	12/2014	$7,419,840	$7,370,625	$(49,215)

Cash held as collateral at Goldman Sachs for futures contracts was $380,157 at September 30, 2014.

The accompanying notes are an integral part of these financial statements.

70	AQR Funds	Annual Report	September 2014

Schedule of Investments	September 30, 2014

AQR MOMENTUM FUND

COMMON STOCKS - 99.4%	SHARES	VALUE (Note 2)
Consumer Discretionary - 12.6%
Advance Auto Parts, Inc.	2,300	$299,690
AutoNation, Inc. †	14,700	739,557
AutoZone, Inc. †	1,400	713,524
Big Lots, Inc.	7,800	335,790
BorgWarner, Inc.	48,400	2,546,324
Brinker International, Inc.	12,400	629,796
Brunswick Corp.	20,700	872,298
Buckle, Inc./The	7,400	335,886
Cabela’s, Inc. †	11,000	647,900
Carter’s, Inc.	7,700	596,904
Charter Communications, Inc., Class A †	7,800	1,180,686
Chico’s FAS, Inc.	25,500	376,635
Chipotle Mexican Grill, Inc. †	7,100	4,732,789
Cinemark Holdings, Inc.	15,800	537,832
Comcast Corp., Class A	13,200	709,896
Conn’s, Inc. †	14,700	444,969
CST Brands, Inc.	7,300	262,435
Dana Holding Corp.	34,800	667,116
Deckers Outdoor Corp. †	11,700	1,137,006
Dillard’s, Inc., Class A	10,500	1,144,290
Discovery Communications, Inc., Class A †	11,466	433,415
DISH Network Corp., Class A †	76,400	4,933,912
Dollar Tree, Inc. †	17,900	1,003,653
Domino’s Pizza, Inc.	10,800	831,168
Expedia, Inc.	8,300	727,246
Federal-Mogul Holdings Corp. †	12,400	184,388
Foot Locker, Inc.	24,400	1,357,860
Gannett Co., Inc.	56,300	1,670,421
Gentex Corp.	13,000	348,010
Genuine Parts Co.	16,500	1,447,215
Goodyear Tire & Rubber Co./The	33,400	754,339
H&R Block, Inc.	25,400	787,654
Hanesbrands, Inc.	13,000	1,396,720
Harley-Davidson, Inc.	13,200	768,240
Harman International Industries, Inc.	18,700	1,833,348
Hasbro, Inc.	3,200	175,984
HSN, Inc.	8,000	490,960
Hyatt Hotels Corp., Class A †	10,100	611,252
Jarden Corp. †	13,800	829,518
Johnson Controls, Inc.	81,000	3,564,000
Kate Spade & Co. †	28,200	739,686
L Brands, Inc.	15,600	1,044,888
Lamar Advertising Co., Class A	12,300	605,775
Las Vegas Sands Corp.	105,100	6,538,271
LKQ Corp. †	72,600	1,930,434
Macy’s, Inc.	16,900	983,242
Madison Square Garden Co./The, Class A †	11,000	727,320
Marriott International, Inc., Class A	15,400	1,076,460
Mattel, Inc.	24,500	750,925
MGM Resorts International †	96,100	2,189,158
Mohawk Industries, Inc. †	4,300	579,726
Netflix, Inc. †	11,800	5,323,924
News Corp., Class A †	74,725	1,221,754
O’Reilly Automotive, Inc. †	7,200	1,082,592
Panera Bread Co., Class A †	2,400	390,528

	SHARES	VALUE (Note 2)
Consumer Discretionary - 12.6% (continued)
PetSmart, Inc.	9,200	$644,828
Pier 1 Imports, Inc.	24,000	285,360
Polaris Industries, Inc.	10,200	1,527,858
Priceline Group, Inc./The †	6,800	7,878,344
Rent-A-Center, Inc.	8,000	242,800
Sally Beauty Holdings, Inc. †	22,600	618,562
Signet Jewelers Ltd.	3,900	444,249
Sinclair Broadcast Group, Inc., Class A	51,400	1,341,026
Six Flags Entertainment Corp.	32,600	1,121,114
Standard Pacific Corp. †	136,800	1,024,632
Starbucks Corp.	38,634	2,915,321
Tempur Sealy International, Inc. †	2,600	146,042
Tenneco, Inc. †	19,000	993,890
Tesla Motors, Inc. †	16,600	4,028,488
Time Warner, Inc.	28,500	2,143,485
Tractor Supply Co.	16,000	984,160
TripAdvisor, Inc. †	34,700	3,172,274
Tupperware Brands Corp.	4,600	317,584
Ulta Salon Cosmetics & Fragrance, Inc. †	8,300	980,811
Under Armour, Inc., Class A †	44,600	3,081,860
VF Corp.	51,900	3,426,957
Viacom, Inc., Class B	52,900	4,070,126
Walt Disney Co./The	166,600	14,832,398
Wolverine World Wide, Inc.	16,800	421,008
Wyndham Worldwide Corp.	26,300	2,137,138
Wynn Resorts Ltd.	14,900	2,787,492

		129,813,116

Consumer Staples - 4.5%
Altria Group, Inc.	103,800	4,768,572
Archer-Daniels-Midland Co.	11,500	587,650
Brown-Forman Corp., Class B	14,700	1,326,234
Casey’s General Stores, Inc.	5,900	423,030
Church & Dwight Co., Inc.	12,500	877,000
Coca-Cola Enterprises, Inc.	23,723	1,052,352
Constellation Brands, Inc., Class A †	32,500	2,832,700
CVS Health Corp.	95,900	7,632,681
Darling Ingredients, Inc. †	15,500	283,960
Hain Celestial Group, Inc./The †	7,600	777,860
Hershey Co./The	16,700	1,593,681
Hormel Foods Corp.	19,500	1,002,105
Ingredion, Inc.	4,600	348,634
JM Smucker Co./The	6,800	673,132
Keurig Green Mountain, Inc.	36,500	4,749,745
Kroger Co./The	39,800	2,069,600
McCormick & Co., Inc.	12,000	802,800
Mondelez International, Inc., Class A	54,800	1,877,722
Monster Beverage Corp. †	11,200	1,026,704
Pilgrim’s Pride Corp. †	27,900	852,624
PriceSmart, Inc.	7,900	676,556
Rite Aid Corp. †	378,900	1,833,876
TreeHouse Foods, Inc. †	4,700	378,350
Tyson Foods, Inc., Class A	44,800	1,763,776
Walgreen Co.	97,000	5,749,190
WhiteWave Foods Co./The †	11,568	420,266

		46,380,800

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2014	71

Schedule of Investments	September 30, 2014

AQR MOMENTUM FUND

	SHARES	VALUE (Note 2)
Energy - 11.2%
Atwood Oceanics, Inc. †	7,100	$310,199
Baker Hughes, Inc.	98,400	6,401,904
CARBO Ceramics, Inc.	18,300	1,083,909
Cheniere Energy, Inc. †	60,500	4,841,815
Chesapeake Energy Corp.	22,000	505,780
Cimarex Energy Co.	24,700	3,125,291
Concho Resources, Inc. †	16,800	2,106,552
ConocoPhillips	129,000	9,871,080
Continental Resources, Inc. †	82,400	5,477,952
CVR Energy, Inc.	12,300	550,179
Devon Energy Corp.	28,300	1,929,494
Diamondback Energy, Inc. †	26,700	1,996,626
Energen Corp.	2,800	202,272
EOG Resources, Inc.	81,100	8,030,522
EQT Corp.	14,000	1,281,560
Golar LNG Ltd. (Norway)	26,800	1,779,520
Gulfport Energy Corp. †	23,300	1,244,220
Halliburton Co.	146,280	9,436,523
Helmerich & Payne, Inc.	34,200	3,347,154
Hess Corp.	34,000	3,206,880
Noble Energy, Inc.	15,200	1,039,072
Oasis Petroleum, Inc. †	15,700	656,417
Oceaneering International, Inc.	18,800	1,225,196
ONEOK, Inc.	37,900	2,484,345
Patterson-UTI Energy, Inc.	32,200	1,047,466
Phillips 66	80,400	6,537,324
Pioneer Natural Resources Co.	25,700	5,062,129
Rosetta Resources, Inc. †	10,000	445,600
RPC, Inc.	14,300	314,028
Schlumberger Ltd.	154,600	15,721,274
SM Energy Co.	8,300	647,400
Spectra Energy Corp.	24,500	961,870
Targa Resources Corp.	17,200	2,342,124
Tidewater, Inc.	2,900	113,187
Valero Energy Corp.	65,900	3,049,193
Western Refining, Inc.	12,700	533,273
Whiting Petroleum Corp. †	13,800	1,070,190
Williams Cos., Inc./The	101,800	5,634,630
World Fuel Services Corp.	7,000	279,440

		115,893,590

Financials - 6.3%
Allstate Corp./The	5,300	325,261
American Capital Ltd. †	144,100	2,040,456
American Express Co.	15,100	1,321,854
American Financial Group, Inc.	8,200	474,698
American Tower Corp. REIT	38,600	3,614,118
Ameriprise Financial, Inc.	26,100	3,220,218
Aon PLC (United Kingdom)	11,400	999,438
Arch Capital Group Ltd. †	13,000	711,360
Capital One Financial Corp.	9,600	783,552
Capitol Federal Financial, Inc.	26,600	314,412
Charles Schwab Corp./The	61,500	1,807,485
Cincinnati Financial Corp.	26,000	1,223,300
CME Group, Inc.	13,800	1,103,379
Comerica, Inc.	20,500	1,022,130
Corrections Corp. of America REIT	18,552	637,447
Discover Financial Services	51,300	3,303,207

	SHARES	VALUE (Note 2)
Financials - 6.3% (continued)
Douglas Emmett, Inc. REIT	8,500	$218,195
E*TRADE Financial Corp. †	46,500	1,050,435
Equity Residential REIT	30,100	1,853,558
Erie Indemnity Co., Class A	2,000	151,620
Essex Property Trust, Inc. REIT	5,700	1,018,875
Extra Space Storage, Inc. REIT	11,900	613,683
Federal Realty Investment Trust REIT	8,700	1,030,602
Fifth Third Bancorp	25,700	514,514
Financial Engines, Inc.	13,000	444,795
FNF Group	47,700	1,323,198
Franklin Resources, Inc.	19,900	1,086,739
General Growth Properties, Inc. REIT	64,800	1,526,040
Genworth Financial, Inc., Class A †	140,800	1,844,480
Host Hotels & Resorts, Inc. REIT	48,700	1,038,771
Huntington Bancshares, Inc.	171,600	1,669,668
KeyCorp	27,500	366,575
Lincoln National Corp.	36,300	1,944,954
M&T Bank Corp.	4,900	604,121
Macerich Co./The REIT	7,100	453,193
McGraw Hill Financial, Inc.	37,100	3,133,095
MGIC Investment Corp. †	108,700	848,947
Moody’s Corp.	30,600	2,891,700
NASDAQ OMX Group, Inc./The	5,000	212,100
Nationstar Mortgage Holdings, Inc. †	11,000	376,640
Navient Corp.	29,600	524,216
PartnerRe Ltd.	6,800	747,252
Post Properties, Inc. REIT	5,900	302,906
Principal Financial Group, Inc.	35,700	1,873,179
Signature Bank †	5,800	649,948
Simon Property Group, Inc. REIT	22,300	3,666,566
SLM Corp.	29,600	253,376
SunTrust Banks, Inc.	11,200	425,936
SVB Financial Group †	7,800	874,302
Torchmark Corp.	14,100	738,417
Vornado Realty Trust REIT	13,000	1,299,480
Wells Fargo & Co.	69,600	3,610,152
WR Berkley Corp.	13,700	654,860

		64,739,403

Health Care - 14.1%
AbbVie, Inc.	59,200	3,419,392
ACADIA Pharmaceuticals, Inc. †	29,400	727,944
Actavis PLC †	13,600	3,281,408
Aetna, Inc.	61,900	5,013,900
Akorn, Inc. †	18,400	667,368
Alexion Pharmaceuticals, Inc. †	33,100	5,488,642
Align Technology, Inc. †	13,100	677,008
Alnylam Pharmaceuticals, Inc. †	14,400	1,124,640
AmerisourceBergen Corp.	24,900	1,924,770
Arena Pharmaceuticals, Inc. †	120,400	504,476
athenahealth, Inc. †	6,800	895,492
Biogen Idec, Inc. †	32,800	10,850,568
Boston Scientific Corp. †	122,500	1,446,725
Bristol-Myers Squibb Co.	43,200	2,210,976
Brookdale Senior Living, Inc. †	19,500	628,290
Cardinal Health, Inc.	40,900	3,064,228
Catamaran Corp. †	22,500	948,375
Celgene Corp. †	2,900	274,862

The accompanying notes are an integral part of these financial statements.	(Continued)

72	AQR Funds	Annual Report	September 2014

Schedule of Investments	September 30, 2014

AQR MOMENTUM FUND

	SHARES	VALUE (Note 2)
Health Care - 14.1% (continued)
Cepheid †	11,200	$493,136
Cerner Corp. †	31,000	1,846,670
Cigna Corp.	40,200	3,645,738
Community Health Systems, Inc. †	16,800	920,472
Cooper Cos., Inc./The	7,400	1,152,550
Cubist Pharmaceuticals, Inc. †	8,600	570,524
DaVita HealthCare Partners, Inc. †	28,200	2,062,548
DexCom, Inc. †	23,400	935,766
Eli Lilly & Co.	16,700	1,082,995
Endo International PLC (Ireland) †	28,100	1,920,354
Gilead Sciences, Inc. †	179,200	19,075,840
HCA Holdings, Inc. †	44,600	3,145,192
Henry Schein, Inc. †	4,600	535,762
Hill-Rom Holdings, Inc.	3,500	145,005
HMS Holdings Corp. †	5,700	107,445
Humana, Inc.	17,400	2,267,046
IDEXX Laboratories, Inc. †	4,000	471,320
Illumina, Inc. †	34,800	5,704,416
Incyte Corp. †	40,400	1,981,620
Intercept Pharmaceuticals, Inc. †	6,400	1,514,816
Isis Pharmaceuticals, Inc. †	17,100	663,993
Jazz Pharmaceuticals PLC †	8,000	1,284,480
McKesson Corp.	35,100	6,832,917
Medidata Solutions, Inc. †	30,000	1,328,700
Medivation, Inc. †	27,400	2,709,038
Merck & Co., Inc.	132,100	7,830,888
Mylan, Inc. †	57,600	2,620,224
NPS Pharmaceuticals, Inc. †	64,200	1,669,200
Omnicare, Inc.	8,700	541,662
OPKO Health, Inc. †	88,500	753,135
Pacira Pharmaceuticals, Inc. †	7,500	726,900
Perrigo Co. PLC (Ireland)	9,300	1,396,767
Pharmacyclics, Inc. †	8,200	962,926
Regeneron Pharmaceuticals, Inc. †	4,400	1,586,288
ResMed, Inc.	13,000	640,510
Salix Pharmaceuticals Ltd. †	19,600	3,062,304
St. Jude Medical, Inc.	29,200	1,755,796
Tenet Healthcare Corp. †	13,500	801,765
Thermo Fisher Scientific, Inc.	55,200	6,717,840
United Therapeutics Corp. †	9,600	1,235,040
UnitedHealth Group, Inc.	35,000	3,018,750
WellCare Health Plans, Inc. †	10,500	633,570
WellPoint, Inc.	30,400	3,636,448
Zimmer Holdings, Inc.	8,000	804,400

		145,941,820

Industrials - 13.6%
3M Co.	43,100	6,106,408
A. O. Smith Corp.	16,200	765,936
Acacia Research Corp.	8,700	134,676
ACCO Brands Corp. †	1,715	11,834
Acuity Brands, Inc.	2,600	306,046
Alaska Air Group, Inc.	35,600	1,550,024
AMERCO	1,900	497,591
AMETEK, Inc.	6,900	346,449
Avis Budget Group, Inc. †	49,800	2,733,522
B/E Aerospace, Inc. †	29,800	2,501,412
Boeing Co./The	16,400	2,089,032

	SHARES	VALUE (Note 2)
Industrials - 13.6% (continued)
Caterpillar, Inc.	40,200	$3,981,006
Chart Industries, Inc. †	14,700	898,611
Clean Harbors, Inc. †	4,800	258,816
Copa Holdings SA, Class A (Panama)	9,100	976,339
Copart, Inc. †	14,400	450,936
Cummins, Inc.	4,600	607,108
Delta Air Lines, Inc.	193,200	6,984,180
Donaldson Co., Inc.	8,800	357,544
Dover Corp.	26,300	2,112,679
Fastenal Co.	2,900	130,210
FedEx Corp.	40,900	6,603,305
Flowserve Corp.	21,600	1,523,232
Fortune Brands Home & Security, Inc.	58,500	2,404,935
Generac Holdings, Inc. †	35,100	1,422,954
General Dynamics Corp.	53,500	6,799,315
Genesee & Wyoming, Inc., Class A †	9,100	867,321
Hexcel Corp. †	15,700	623,290
Honeywell International, Inc.	15,000	1,396,800
Hubbell, Inc., Class B	3,700	445,961
Huntington Ingalls Industries, Inc.	9,900	1,031,679
IHS, Inc., Class A †	4,100	513,279
Illinois Tool Works, Inc.	15,300	1,291,626
Iron Mountain, Inc. REIT	18,945	618,554
JB Hunt Transport Services, Inc.	14,400	1,066,320
Kansas City Southern	10,200	1,236,240
Kennametal, Inc.	7,500	309,825
Kirby Corp. †	4,600	542,110
Lockheed Martin Corp.	59,900	10,948,522
Manitowoc Co., Inc./The	38,300	898,135
Middleby Corp./The †	10,800	951,804
Mueller Industries, Inc.	13,000	371,020
Nielsen NV	21,500	953,095
Nordson Corp.	3,200	243,424
Norfolk Southern Corp.	39,900	4,452,840
Northrop Grumman Corp.	49,900	6,574,824
Old Dominion Freight Line, Inc. †	11,100	784,104
Oshkosh Corp.	16,100	710,815
Owens Corning	19,000	603,250
Pall Corp.	7,000	585,900
Pitney Bowes, Inc.	36,200	904,638
Polypore International, Inc. †	10,200	396,882
Precision Castparts Corp.	3,800	900,144
Raytheon Co.	59,000	5,995,580
Rockwell Automation, Inc.	23,100	2,538,228
Roper Industries, Inc.	9,300	1,360,497
RR Donnelley & Sons Co.	50,900	837,814
SolarCity Corp. †	34,000	2,026,400
Southwest Airlines Co.	141,100	4,764,947
Spirit Airlines, Inc. †	17,600	1,216,864
SPX Corp.	4,900	460,257
Stericycle, Inc. †	7,700	897,512
Swift Transportation Co. †	39,100	820,318
Terex Corp.	24,100	765,657
Textron, Inc.	18,300	658,617
Timken Co./The	19,800	839,322
Towers Watson & Co., Class A	12,400	1,233,800
TransDigm Group, Inc.	9,000	1,658,970
Trinity Industries, Inc.	46,900	2,191,168

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2014	73

Schedule of Investments	September 30, 2014

AQR MOMENTUM FUND

	SHARES	VALUE (Note 2)
Industrials - 13.6% (continued)
Union Pacific Corp.	68,800	$7,459,296
United Continental Holdings, Inc. †	67,200	3,144,288
United Rentals, Inc. †	24,700	2,744,170
USG Corp. †	39,400	1,083,106
Verisk Analytics, Inc., Class A †	18,500	1,126,465
WABCO Holdings, Inc. †	2,900	263,755
Wabtec Corp.	8,800	713,152
Waste Connections, Inc.	8,300	402,716
Werner Enterprises, Inc.	10,900	274,680
WESCO International, Inc. †	7,500	586,950
Woodward, Inc.	3,200	152,384
WW Grainger, Inc.	5,400	1,358,910

		140,352,325

Information Technology - 31.3%
Activision Blizzard, Inc.	131,000	2,723,490
Adobe Systems, Inc. †	81,700	5,652,823
Akamai Technologies, Inc. †	31,000	1,853,800
Alliance Data Systems Corp. †	8,100	2,010,987
Amphenol Corp., Class A	8,600	858,796
ANSYS, Inc. †	5,600	423,752
AOL, Inc. †	32,400	1,456,380
Apple, Inc.	688,000	69,316,000
Applied Materials, Inc.	199,900	4,319,839
ARRIS Group, Inc. †	30,100	853,485
Arrow Electronics, Inc. †	8,600	476,010
Automatic Data Processing, Inc.	19,700	1,636,676
Brocade Communications Systems, Inc.	101,800	1,106,566
CA, Inc.	16,500	461,010
Cadence Design Systems, Inc. †	23,600	406,156
Cirrus Logic, Inc. †	28,800	600,480
Cognizant Technology Solutions Corp., Class A †	40,300	1,804,231
CommVault Systems, Inc. †	8,200	413,280
Computer Sciences Corp.	13,600	831,640
CoreLogic, Inc. †	18,100	489,967
Corning, Inc.	211,500	4,090,410
CoStar Group, Inc. †	4,800	746,592
Electronic Arts, Inc. †	95,000	3,382,950
F5 Networks, Inc. †	6,500	771,810
Facebook, Inc., Class A †	311,100	24,589,344
FactSet Research Systems, Inc.	1,300	157,989
Fairchild Semiconductor International, Inc. †	7,700	119,581
Fidelity National Information Services, Inc.	18,200	1,024,660
First Solar, Inc. †	32,300	2,125,663
Fiserv, Inc. †	29,200	1,887,342
FleetCor Technologies, Inc. †	24,700	3,510,364
Fortinet, Inc. †	19,300	487,615
Gartner, Inc. †	6,200	455,514
Google, Inc., Class A †	44,600	26,243,086
Hewlett-Packard Co.	246,200	8,732,714
IAC/InterActiveCorp	16,100	1,060,990
Intel Corp.	467,500	16,278,350
InterDigital, Inc.	6,200	246,884
Intuit, Inc.	8,200	718,730

	SHARES	VALUE (Note 2)
Information Technology - 31.3% (continued)
IPG Photonics Corp. †	3,700	$254,486
Jack Henry & Associates, Inc.	8,800	489,808
Juniper Networks, Inc.	40,300	892,645
KLA-Tencor Corp.	11,300	890,214
Knowles Corp. †	13,150	348,475
Lam Research Corp.	15,600	1,165,320
Marvell Technology Group Ltd.	72,200	973,256
MasterCard, Inc., Class A	51,100	3,777,312
Maxim Integrated Products, Inc.	21,200	641,088
Micron Technology, Inc. †	179,800	6,159,948
Microsoft Corp.	774,300	35,896,548
Motorola Solutions, Inc.	10,300	651,784
NCR Corp. †	8,300	277,303
NetSuite, Inc. †	17,000	1,522,180
NVIDIA Corp.	49,800	918,810
Oracle Corp.	405,000	15,503,400
Pandora Media, Inc. †	72,900	1,761,264
QUALCOMM, Inc.	71,400	5,338,578
Red Hat, Inc. †	7,400	415,510
RF Micro Devices, Inc. †	92,800	1,070,912
salesforce.com, Inc. †	43,000	2,473,790
SanDisk Corp.	53,000	5,191,350
ServiceNow, Inc. †	47,800	2,809,684
Shutterstock, Inc. †	12,700	906,526
Skyworks Solutions, Inc.	56,400	3,274,020
SolarWinds, Inc. †	12,600	529,830
Solera Holdings, Inc.	5,700	321,252
SunEdison, Inc. †	108,100	2,040,928
SunPower Corp. †	59,300	2,009,084
Symantec Corp.	43,100	1,013,281
Texas Instruments, Inc.	116,600	5,560,654
Total System Services, Inc.	15,100	467,496
Trimble Navigation Ltd. †	6,800	207,400
Ubiquiti Networks, Inc. †	45,300	1,700,109
Universal Display Corp. †	8,600	280,704
VeriSign, Inc. †	22,700	1,251,224
Visa, Inc., Class A	4,500	960,165
Vishay Intertechnology, Inc.	8,200	117,178
VMware, Inc., Class A †	23,900	2,242,776
Western Digital Corp.	65,100	6,335,532
Xerox Corp.	164,600	2,177,658
Xilinx, Inc.	28,100	1,190,035
Yahoo!, Inc. †	81,200	3,308,900
Yelp, Inc. †	16,700	1,139,775
Zebra Technologies Corp., Class A †	3,200	227,104
Zillow, Inc., Class A †	21,300	2,470,587

		323,481,839

Materials - 4.4%
Air Products & Chemicals, Inc.	8,000	1,041,440
Airgas, Inc.	4,900	542,185
Albemarle Corp.	4,000	235,600
Alcoa, Inc.	217,800	3,504,402
Ashland, Inc.	6,600	687,060
Axiall Corp.	8,150	291,851
Ball Corp.	21,800	1,379,286
Carpenter Technology Corp.	5,700	257,355
Celanese Corp., Series A	7,000	409,640

The accompanying notes are an integral part of these financial statements.	(Continued)

74	AQR Funds	Annual Report	September 2014

Schedule of Investments	September 30, 2014

AQR MOMENTUM FUND

	SHARES	VALUE (Note 2)
Materials - 4.4% (continued)
Dow Chemical Co./The	177,500	$9,308,100
Eagle Materials, Inc.	18,800	1,914,404
Eastman Chemical Co.	7,300	590,497
Ecolab, Inc.	26,400	3,031,512
EI du Pont de Nemours & Co.	29,700	2,131,272
FMC Corp.	8,000	457,520
Freeport-McMoRan, Inc.	59,700	1,949,205
Huntsman Corp.	30,500	792,695
International Flavors & Fragrances, Inc.	6,500	623,220
Louisiana-Pacific Corp. †	71,200	967,608
MeadWestvaco Corp.	5,200	212,888
NewMarket Corp.	1,600	609,632
Packaging Corp. of America	14,500	925,390
PPG Industries, Inc.	20,897	4,111,276
Royal Gold, Inc.	26,500	1,720,910
Sherwin-Williams Co./The	9,700	2,124,203
SunCoke Energy, Inc. †	2,334	52,398
United States Steel Corp.	27,200	1,065,424
US Silica Holdings, Inc.	15,400	962,654
Valspar Corp./The	8,500	671,415
Vulcan Materials Co.	9,800	590,254
Westlake Chemical Corp.	25,600	2,216,704
WR Grace & Co. †	3,700	336,478

		45,714,478

Telecommunication Services - 0.4%
Globalstar, Inc. †	67,900	248,514
Level 3 Communications, Inc. †	45,286	2,070,929
SBA Communications Corp., Class A †	13,000	1,441,700

		3,761,143

Utilities - 1.0%
AGL Resources, Inc.	7,100	364,514
American Electric Power Co., Inc.	19,600	1,023,316
American Water Works Co., Inc.	20,500	988,715
Atmos Energy Corp.	9,100	434,070
Cleco Corp.	8,100	390,015
Edison International	18,200	1,017,744
Hawaiian Electric Industries, Inc.	11,500	305,325
ITC Holdings Corp.	22,500	801,675

	SHARES	VALUE (Note 2)
Utilities - 1.0% (continued)
National Fuel Gas Co.	5,400	$377,946
NextEra Energy, Inc.	13,000	1,220,440
NiSource, Inc.	5,300	217,194
OGE Energy Corp.	14,600	541,806
Portland General Electric Co.	12,000	385,440
Questar Corp.	15,300	341,037
Sempra Energy	9,900	1,043,262
UIL Holdings Corp.	7,700	272,580
WGL Holdings, Inc.	6,900	290,628

		10,015,707

TOTAL COMMON STOCKS (cost $840,978,796)		1,026,094,221

MONEY MARKET FUNDS - 0.5%
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 0.000% (2)(a)
(cost $5,542,791)	5,542,791	5,542,791

TOTAL INVESTMENTS - 99.9% (cost $846,521,587)		1,031,637,012

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1% (b)		1,001,347

NET ASSETS - 100.0%		$1,032,638,359

All securities are United States companies, unless noted otherwise in parentheses.

†	Non income-producing security.
(a)	Represents annualized seven-day yield as of September 30, 2014.
(b)	Includes depreciation on futures contracts.

All securities are Level 1 with respect to ASC 820, unless otherwise noted in parentheses.

(2)	Level 2 security (See Note 4).

The following abbreviations are used in portfolio descriptions:

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	September 2014	75

Open futures contracts outstanding at September 30, 2014:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT SEPTEMBER 30, 2014	UNREALIZED DEPRECIATION
Long Contracts:
53	Barclays Capital	S&P 500 E-Mini Futures	12/2014	$5,259,900	$5,208,575	$(51,325)

Cash held as collateral at Barclays Capital for futures contracts was $285,236 at September 30, 2014.

Schedule of Investments	September 30, 2014

AQR SMALL CAP MOMENTUM FUND

COMMON STOCKS - 99.5%	SHARES	VALUE (Note 2)
Consumer Discretionary - 12.8%
1-800-Flowers.com, Inc., Class A †	15,400	$110,726
A. H. Belo Corp., Class A	14,300	152,581
America’s Car-Mart, Inc. †	2,300	91,057
ANN, Inc. †	7,800	320,814
Asbury Automotive Group, Inc. †	15,800	1,017,836
Barnes & Noble, Inc. †	13,800	272,412
Big Lots, Inc.	23,200	998,760
Bridgepoint Education, Inc. †	3,899	43,513
Brown Shoe Co., Inc.	23,300	632,129
Buffalo Wild Wings, Inc. †	1,300	174,551
Build-A-Bear Workshop, Inc. †	13,700	179,196
Capella Education Co.	4,500	281,700
Career Education Corp. †	50,900	258,572
Carriage Services, Inc.	9,300	161,169
Cavco Industries, Inc. †	3,700	251,600
Century Casinos, Inc. †	26,600	136,458
Choice Hotels International, Inc.	4,100	213,200
Christopher & Banks Corp. †	18,000	178,020
Churchill Downs, Inc.	1,700	165,750
Citi Trends, Inc. †	3,100	68,510
Collectors Universe, Inc.	7,600	167,200
Columbia Sportswear Co.	6,600	236,148
Cooper-Standard Holding, Inc. †	6,100	380,640
Core-Mark Holding Co., Inc.	13,400	710,736
Cumulus Media, Inc., Class A †	37,700	151,931
Deckers Outdoor Corp. †	4,100	398,438
Del Frisco’s Restaurant Group, Inc. †	5,900	112,926
Denny’s Corp. †	18,100	127,243
Destination Maternity Corp.	3,000	46,320
Destination XL Group, Inc. †	22,800	107,616
DeVry Education Group, Inc.	21,700	928,977
Dex Media, Inc. †	13,900	132,884
Diamond Resorts International, Inc. †	22,200	505,272
DineEquity, Inc.	3,400	277,406
Dixie Group, Inc./The †	14,400	124,848
Drew Industries, Inc.	9,000	379,710
Education Management Corp. †	4,600	5,014
Einstein Noah Restaurant Group, Inc.	3,600	72,576
Empire Resorts, Inc. †	22,500	150,975
Entravision Communications Corp., Class A	30,700	121,572
EW Scripps Co./The, Class A †	23,500	383,285
Famous Dave’s of America, Inc. †	8,200	220,744
Federal-Mogul Holdings Corp. †	28,800	428,256
Fiesta Restaurant Group, Inc. †	11,200	556,416
Finish Line, Inc./The, Class A	21,600	540,648
Flexsteel Industries, Inc.	1,600	53,968
Fred’s, Inc., Class A	7,400	103,600
Gentherm, Inc. †	24,900	1,051,527
G-III Apparel Group Ltd. †	10,800	894,888
Grand Canyon Education, Inc. †	19,200	782,784
Gray Television, Inc. †	47,500	374,300
Haverty Furniture Cos., Inc.	7,500	163,425
Helen of Troy Ltd. †	13,900	730,028
Iconix Brand Group, Inc. †	22,500	831,150
Interval Leisure Group, Inc.	9,000	171,450
Jack in the Box, Inc.	20,800	1,418,352

	SHARES	VALUE (Note 2)
Consumer Discretionary - 12.8% (continued)
Jamba, Inc. †	2,580	$36,688
Journal Communications, Inc., Class A †	7,300	61,539
Kate Spade & Co. †	2,200	57,706
Kirkland’s, Inc. †	7,400	119,214
Kona Grill, Inc. †	7,700	151,921
La-Z-Boy, Inc.	9,400	186,026
Lee Enterprises, Inc. †	79,900	270,062
Libbey, Inc. †	4,300	112,918
Liberty Tax, Inc. †	1,300	41,990
LifeLock, Inc. †	22,700	324,383
Lithia Motors, Inc., Class A	13,900	1,052,091
Loral Space & Communications, Inc. †	2,600	186,706
Marcus Corp./The	4,500	71,100
MarineMax, Inc. †	10,100	170,185
Marriott Vacations Worldwide Corp. †	16,200	1,027,242
Martha Stewart Living Omnimedia, Inc., Class A †	31,000	111,600
Mattress Firm Holding Corp. †	6,300	378,378
McClatchy Co./The, Class A †	69,500	233,520
MDC Partners, Inc., Class A	17,300	331,987
Men’s Wearhouse, Inc./The	25,000	1,180,500
Modine Manufacturing Co. †	24,100	286,067
Monarch Casino & Resort, Inc. †	10,100	120,291
Monro Muffler Brake, Inc.	5,300	257,209
Motorcar Parts of America, Inc. †	19,200	522,432
Murphy USA, Inc. †	11,700	620,802
NACCO Industries, Inc., Class A	4,200	208,866
Nautilus, Inc. †	26,600	318,402
New York & Co., Inc. †	11,500	34,845
New York Times Co./The, Class A	38,500	431,970
Nexstar Broadcasting Group, Inc., Class A	21,200	856,904
Nutrisystem, Inc.	14,300	219,791
Office Depot, Inc. †	206,900	1,063,466
Orbitz Worldwide, Inc. †	10,100	79,487
Oxford Industries, Inc.	4,300	262,257
Pacific Sunwear of California, Inc. †	19,400	34,920
Papa John’s International, Inc.	14,300	571,857
Perry Ellis International, Inc. †	7,000	142,450
Popeyes Louisiana Kitchen, Inc. †	10,200	413,100
Radio One, Inc., Class D †	20,900	66,462
Red Robin Gourmet Burgers, Inc. †	3,600	204,840
Remy International, Inc.	2,600	53,378
Rentrak Corp. †	8,800	536,272
Restoration Hardware Holdings, Inc. †	2,200	175,010
Ruth’s Hospitality Group, Inc.	22,500	248,400
Scholastic Corp.	3,800	122,816
Sequential Brands Group, Inc. †	8,900	111,250
Shiloh Industries, Inc. †	14,100	239,841
Shoe Carnival, Inc.	4,200	74,802
Sizmek, Inc. †	15,600	120,744
Skechers U.S.A., Inc., Class A †	7,100	378,501
Smith & Wesson Holding Corp. †	39,500	372,880
Sonic Corp. †	28,000	626,080
Standard Motor Products, Inc.	12,900	444,147
Stein Mart, Inc.	16,900	195,195
Stoneridge, Inc. †	9,700	109,319

The accompanying notes are an integral part of these financial statements.	(Continued)

76	AQR Funds	Annual Report	September 2014

Schedule of Investments	September 30, 2014

AQR SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 2)
Consumer Discretionary - 12.8% (continued)
Strattec Security Corp.	2,800	$227,780
Sturm, Ruger & Co., Inc.	6,200	301,878
Tower International, Inc. †	18,300	460,977
Tuesday Morning Corp. †	34,500	669,472
Unifi, Inc. †	11,200	290,080
Universal Electronics, Inc. †	9,000	444,330
UQM Technologies, Inc. †	34,700	48,927
ValueVision Media, Inc., Class A †	25,000	128,250
VOXX International Corp. †	5,700	53,010
World Wrestling Entertainment, Inc., Class A	47,300	651,321
You On Demand Holdings, Inc. †	34,500	72,450

		39,531,091

Consumer Staples - 3.6%
22nd Century Group, Inc. †	16,600	41,832
Andersons, Inc./The	14,700	924,336
Boston Beer Co., Inc./The, Class A †	700	155,232
Boulder Brands, Inc. †	18,100	246,703
Calavo Growers, Inc.	5,800	261,812
Cal-Maine Foods, Inc.	12,800	1,143,424
Coca-Cola Bottling Co. Consolidated	1,200	89,556
Craft Brew Alliance, Inc. †	19,900	286,560
Diamond Foods, Inc. †	19,500	557,895
Farmer Bros Co. †	1,200	34,740
Harbinger Group, Inc. †	86,100	1,129,632
IGI Laboratories, Inc. †	48,900	455,748
Ingles Markets, Inc., Class A	3,400	80,546
Inter Parfums, Inc.	6,100	167,750
Inventure Foods, Inc. †	7,500	97,200
J&J Snack Foods Corp.	3,500	327,460
John B. Sanfilippo & Son, Inc.	2,000	64,720
Liberator Medical Holdings, Inc.	80,900	253,217
Medifast, Inc. †	6,400	210,112
Omega Protein Corp. †	13,000	162,500
Pantry, Inc./The †	5,600	113,288
Revlon, Inc., Class A †	20,000	633,800
Rite Aid Corp. †	6,500	31,460
Sanderson Farms, Inc.	12,900	1,134,555
SpartanNash Co.	6,500	126,425
SUPERVALU, Inc. †	68,900	615,966
Vector Group Ltd.	62,160	1,378,709
WD-40 Co.	4,600	312,616
Weis Markets, Inc.	2,000	78,060

		11,115,854

Energy - 7.5%
Abraxas Petroleum Corp. †	94,300	497,904
Adams Resources & Energy, Inc.	500	22,145
Aemetis, Inc. †	7,300	63,364
Basic Energy Services, Inc. †	25,300	548,757
Bill Barrett Corp. †	2,500	55,100
Bonanza Creek Energy, Inc. †	19,800	1,126,620
BPZ Resources, Inc. †	25,500	48,705
C&J Energy Services, Inc. †	33,100	1,011,205
Callon Petroleum Co. †	41,500	365,615
CARBO Ceramics, Inc.	6,500	384,995
Carrizo Oil & Gas, Inc. †	8,100	435,942

	SHARES	VALUE (Note 2)
Energy - 7.5% (continued)
Clayton Williams Energy, Inc. †	7,300	$704,085
Comstock Resources, Inc.	25,800	480,396
Dawson Geophysical Co.	2,600	47,268
Delek US Holdings, Inc.	19,700	652,464
DHT Holdings, Inc.	28,100	173,096
Diamondback Energy, Inc. †	6,800	508,504
Enbridge Energy Management LLC †	10,700	398,147
Exterran Holdings, Inc.	4,100	181,671
Frontline Ltd. (Norway) †	33,500	42,210
Gastar Exploration, Inc. †	9,100	53,417
Goodrich Petroleum Corp. †	19,200	284,544
Green Plains, Inc.	30,600	1,144,134
Gulf Island Fabrication, Inc.	3,100	53,320
Halcon Resources Corp. †	114,400	453,024
Harvest Natural Resources, Inc. †	8,900	32,663
Jones Energy, Inc., Class A †	3,200	60,096
Key Energy Services, Inc. †	35,600	172,304
Magnum Hunter Resources Corp. †	112,100	624,397
Matador Resources Co. †	53,500	1,382,975
Matrix Service Co. †	15,800	381,096
Miller Energy Resources, Inc. †	43,300	190,520
Mitcham Industries, Inc. †	4,400	48,620
Natural Gas Services Group, Inc. †	6,200	149,234
Newpark Resources, Inc. †	29,600	368,224
Panhandle Oil and Gas, Inc., Class A	6,400	382,080
Parker Drilling Co. †	33,900	167,466
PBF Energy, Inc., Class A	14,800	355,200
PDC Energy, Inc. †	900	45,261
Penn Virginia Corp. †	48,300	613,893
PetroQuest Energy, Inc. †	35,800	201,196
PHI, Inc. †	3,000	123,450
Pioneer Energy Services Corp. †	37,200	521,544
Profire Energy, Inc. †	11,300	46,895
REX American Resources Corp. †	9,300	677,784
RigNet, Inc. †	15,100	610,795
Ring Energy, Inc. †	9,300	137,082
Sanchez Energy Corp. †	30,100	790,426
SemGroup Corp., Class A	2,500	208,175
Ship Finance International Ltd. (Norway)	48,200	815,544
Stone Energy Corp. †	19,500	611,520
Synergy Resources Corp. †	48,700	593,653
Teekay Tankers Ltd., Class A	34,000	126,820
Tesco Corp.	26,300	522,055
TETRA Technologies, Inc. †	22,900	247,778
Triangle Petroleum Corp. †	55,600	612,156
Ur-Energy, Inc. †	30,800	31,416
US Energy Corp. Wyoming †	13,300	42,427
VAALCO Energy, Inc. †	13,800	117,300
Vertex Energy, Inc. †	52,700	366,792
Warren Resources, Inc. †	37,000	196,100
Westmoreland Coal Co. †	17,000	635,970
Willbros Group, Inc. †	26,300	219,079

		23,166,618

Financials - 18.6%
1st Source Corp.	1,500	42,720
Acadia Realty Trust REIT	19,200	529,536

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2014	77

Schedule of Investments	September 30, 2014

AQR SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 2)
Financials - 18.6% (continued)
Actua Corp. †	21,900	$350,838
Alexander’s, Inc. REIT	700	261,737
American Assets Trust, Inc. REIT	4,600	151,662
American Equity Investment Life Holding Co.	26,100	597,168
Ameris Bancorp	11,401	250,252
AMERISAFE, Inc.	4,000	156,440
AmREIT, Inc. REIT	2,400	55,128
Arlington Asset Investment Corp., Class A	2,800	71,148
Ashford Hospitality Prime, Inc. REIT	5,780	88,029
Ashford Hospitality Trust, Inc. REIT	63,900	653,058
Associated Estates Realty Corp. REIT	24,500	428,995
Astoria Financial Corp.	14,400	178,416
Atlas Financial Holdings, Inc. †	6,600	91,344
Aviv REIT, Inc. REIT	13,300	350,455
BancFirst Corp.	800	50,048
Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	8,600	263,848
BancorpSouth, Inc.	15,300	308,142
Bank of the Ozarks, Inc.	43,600	1,374,272
Banner Corp.	2,900	111,563
Beneficial Mutual Bancorp, Inc. †	13,200	168,696
BGC Partners, Inc., Class A	151,900	1,128,617
BNC Bancorp	10,300	161,298
BofI Holding, Inc. †	12,300	894,333
Boston Private Financial Holdings, Inc.	32,500	402,675
Brandywine Realty Trust REIT	30,900	434,763
Capital Bank Financial Corp., Class A †	12,300	293,724
Cardinal Financial Corp.	3,900	66,573
CareTrust REIT, Inc. REIT †	3,500	50,050
Cedar Realty Trust, Inc. REIT	7,500	44,250
Chatham Lodging Trust REIT	7,900	182,332
Chesapeake Lodging Trust REIT	20,900	609,235
CoBiz Financial, Inc.	3,100	34,658
Cohen & Steers, Inc.	7,000	269,080
Community Trust Bancorp, Inc.	2,430	81,721
ConnectOne Bancorp, Inc.	11,700	222,885
Consumer Portfolio Services, Inc. †	25,900	166,019
CoreSite Realty Corp. REIT	1,300	42,731
Corporate Office Properties Trust REIT	26,100	671,292
Cousins Properties, Inc. REIT	55,300	660,835
Cowen Group, Inc., Class A †	27,800	104,250
Credit Acceptance Corp. †	318	40,090
Customers Bancorp, Inc. †	5,100	91,596
CVB Financial Corp.	38,000	545,300
DCT Industrial Trust, Inc. REIT	105,400	791,554
Diamond Hill Investment Group, Inc.	1,200	147,660
DiamondRock Hospitality Co. REIT	90,700	1,150,076
DuPont Fabros Technology, Inc. REIT	27,200	735,488
Eagle Bancorp, Inc. †	18,039	574,001
Education Realty Trust, Inc. REIT	61,100	628,108
eHealth, Inc. †	10,800	260,604
Encore Capital Group, Inc. †	7,274	322,311
Enstar Group Ltd. †	1,300	177,216
EverBank Financial Corp.	28,400	501,544
Evercore Partners, Inc., Class A	20,300	954,100

	SHARES	VALUE (Note 2)
Financials - 18.6% (continued)
FBL Financial Group, Inc., Class A	6,300	$281,610
FBR & Co. †	10,700	294,464
Federal Agricultural Mortgage Corp., Class C	4,900	157,486
Federated National Holding Co.	14,600	410,114
FelCor Lodging Trust, Inc. REIT	78,200	731,952
Fidelity Southern Corp.	7,868	107,792
First Business Financial Services, Inc.	800	35,120
First Commonwealth Financial Corp.	18,100	151,859
First Financial Bankshares, Inc.	5,400	150,066
First Industrial Realty Trust, Inc. REIT	12,800	216,448
First Interstate BancSystem, Inc.	12,200	324,154
First Merchants Corp.	6,600	133,386
Flagstar Bancorp, Inc. †	13,000	218,790
Flushing Financial Corp.	3,100	56,637
Forestar Group, Inc. †	7,100	125,812
FXCM, Inc., Class A	12,800	202,880
Gain Capital Holdings, Inc.	23,700	150,969
GAMCO Investors, Inc., Class A	6,900	488,106
Glacier Bancorp, Inc.	16,100	416,346
Gladstone Capital Corp.	7,300	64,021
Gladstone Commercial Corp. REIT	5,400	91,746
Gladstone Investment Corp.	9,900	70,389
Gramercy Property Trust, Inc. REIT	83,000	478,080
Greenlight Capital Re Ltd., Class A (Cayman Islands) †	6,200	200,942
Hanmi Financial Corp.	15,000	302,400
Hanover Insurance Group, Inc./The	5,000	307,100
HCI Group, Inc.	9,100	327,509
Hercules Technology Growth Capital, Inc.	14,300	206,778
Hersha Hospitality Trust REIT	28,600	182,182
HFF, Inc., Class A	18,200	526,890
Hilltop Holdings, Inc. †	36,400	729,820
Home BancShares, Inc.	29,700	873,477
HomeStreet, Inc.	7,500	128,175
Horace Mann Educators Corp.	8,000	228,080
Horizon Technology Finance Corp.	900	12,114
Hudson Pacific Properties, Inc. REIT	16,000	394,560
Iberiabank Corp.	6,100	381,311
Independent Bank Corp.	26,800	319,456
Independent Bank Group, Inc.	7,000	332,150
Infinity Property & Casualty Corp.	3,300	211,233
Interactive Brokers Group, Inc., Class A	19,100	476,545
International Bancshares Corp.	5,500	135,657
INTL FCStone, Inc. †	3,000	51,960
Investment Technology Group, Inc. †	10,100	159,176
Investors Bancorp, Inc.	22,185	224,734
Janus Capital Group, Inc.	83,300	1,211,182
KCAP Financial, Inc.	23,900	198,609
KCG Holdings, Inc., Class A †	14,400	145,872
Kennedy-Wilson Holdings, Inc.	44,000	1,054,240
Ladenburg Thalmann Financial Services, Inc. †	125,900	533,816
Lakeland Financial Corp.	7,500	281,250
Maiden Holdings Ltd.	15,800	175,064
MarketAxess Holdings, Inc.	12,782	790,695

The accompanying notes are an integral part of these financial statements.	(Continued)

78	AQR Funds	Annual Report	September 2014

Schedule of Investments	September 30, 2014

AQR SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 2)
Financials - 18.6% (continued)
Medallion Financial Corp.	7,700	$89,782
Medical Properties Trust, Inc. REIT	38,800	475,688
Meridian Bancorp, Inc. †	4,651	49,115
Meta Financial Group, Inc.	5,100	179,826
Monmouth Real Estate Investment Corp. REIT	8,600	87,032
Montpelier Re Holdings Ltd.	9,600	298,464
MVC Capital, Inc.	4,300	46,268
National Health Investors, Inc. REIT	3,900	222,846
Nelnet, Inc., Class A	9,400	405,046
OneBeacon Insurance Group Ltd., Class A	14,400	221,904
Oritani Financial Corp.	10,200	143,718
Parkway Properties, Inc. REIT	27,000	507,060
Pebblebrook Hotel Trust REIT	37,000	1,381,580
Peoples Financial Services Corp.	1,100	50,589
Phoenix Cos., Inc./The †	2,500	140,150
Physicians Realty Trust REIT	17,200	235,984
Pinnacle Financial Partners, Inc.	17,300	624,530
Piper Jaffray Cos. †	7,800	407,472
Preferred Bank †	3,100	69,812
Primerica, Inc.	10,200	491,844
PrivateBancorp, Inc.	34,900	1,043,859
PS Business Parks, Inc. REIT	2,200	167,508
Pzena Investment Management, Inc., Class A	19,400	185,270
Ramco-Gershenson Properties Trust REIT	19,000	308,750
RCS Capital Corp., Class A	43,500	979,620
Ryman Hospitality Properties, Inc. REIT	34,600	1,636,580
Sabra Health Care REIT, Inc. REIT	20,900	508,288
Safeguard Scientifics, Inc. †	4,700	86,480
Safety Insurance Group, Inc.	700	37,737
Security National Financial Corp., Class A †	7,440	36,977
Select Income REIT REIT	19,400	466,570
Simmons First National Corp., Class A	2,900	111,708
South State Corp.	3,400	190,128
Southside Bancshares, Inc.	7,757	257,920
Southwest Bancorp, Inc.	100	1,640
STAG Industrial, Inc. REIT	37,800	782,838
StanCorp Financial Group, Inc.	8,500	537,030
Stewart Information Services Corp.	7,500	220,125
Strategic Hotels & Resorts, Inc. REIT †	26,500	308,725
Sun Communities, Inc. REIT	16,000	808,000
Sunstone Hotel Investors, Inc. REIT	25,700	355,174
Symetra Financial Corp.	34,700	809,551
TICC Capital Corp.	21,800	192,494
Tompkins Financial Corp.	1,500	66,120
Tree.com, Inc. †	7,500	269,175
Triangle Capital Corp.	10,100	255,732
United Community Banks, Inc.	13,700	225,502
United Insurance Holdings Corp.	33,100	496,500
Universal Health Realty Income Trust REIT	700	29,176
Universal Insurance Holdings, Inc.	23,800	307,734
ViewPoint Financial Group, Inc.	14,400	344,736

	SHARES	VALUE (Note 2)
Financials - 18.6% (continued)
Virtus Investment Partners, Inc.	1,800	$312,660
Walker & Dunlop, Inc. †	5,900	78,411
Washington Trust Bancorp, Inc.	2,900	95,671
Waterstone Financial, Inc.	8,300	95,865
WesBanco, Inc.	7,700	235,543
Western Alliance Bancorp †	49,200	1,175,880
Wilshire Bancorp, Inc.	29,600	273,208
Winthrop Realty Trust REIT	23,200	349,624
WSFS Financial Corp.	2,900	207,669

		57,416,556

Health Care - 18.5%
Abaxis, Inc.	6,100	309,331
ABIOMED, Inc. †	9,300	230,919
Acadia Healthcare Co., Inc. †	13,700	664,450
ACADIA Pharmaceuticals, Inc. †	2,300	56,948
Accelerate Diagnostics, Inc. †	33,400	717,432
Accuray, Inc. †	39,800	288,948
Achillion Pharmaceuticals, Inc. †	28,000	279,440
Addus HomeCare Corp. †	18,500	362,600
Affymetrix, Inc. †	60,200	480,396
Agios Pharmaceuticals, Inc. †	9,800	601,230
Air Methods Corp. †	18,100	1,005,455
Akorn, Inc. †	14,800	536,796
Albany Molecular Research, Inc. †	26,900	593,683
Alimera Sciences, Inc. †	33,400	181,028
Alliance HealthCare Services, Inc. †	11,900	269,059
Alnylam Pharmaceuticals, Inc. †	1,600	124,960
Amicus Therapeutics, Inc. †	47,900	285,005
Amsurg Corp. †	19,500	975,975
Anacor Pharmaceuticals, Inc. †	29,800	729,206
Analogic Corp.	2,300	147,108
AngioDynamics, Inc. †	7,800	107,016
ANI Pharmaceuticals, Inc. †	10,200	288,456
Anika Therapeutics, Inc. †	15,000	549,900
Aratana Therapeutics, Inc. †	10,000	100,400
Arrowhead Research Corp. †	43,500	642,495
AtriCure, Inc. †	26,500	390,080
Atrion Corp.	400	122,004
AVANIR Pharmaceuticals, Inc. †	43,800	522,096
BioCryst Pharmaceuticals, Inc. †	74,000	723,720
BioDelivery Sciences International, Inc. †	32,700	558,843
Biolase, Inc. †	24,075	59,947
BioSpecifics Technologies Corp. †	1,300	45,890
BioTelemetry, Inc. †	25,000	167,750
Bluebird Bio, Inc. †	8,700	312,156
Cambrex Corp. †	16,400	306,352
Cantel Medical Corp.	14,923	513,053
Capital Senior Living Corp. †	6,600	140,118
Cardiovascular Systems, Inc. †	14,500	342,635
Catalyst Pharmaceutical Partners, Inc. †	150,700	500,324
Celsion Corp. †	6,866	20,323
Cempra, Inc. †	20,800	227,968
Cesca Therapeutics, Inc. †	18,100	22,082
Charles River Laboratories International, Inc. †	5,800	346,492
Chemed Corp.	6,400	658,560

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2014	79

Schedule of Investments	September 30, 2014

AQR SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 2)
Health Care - 18.5% (continued)
CONMED Corp.	11,800	$434,712
Corcept Therapeutics, Inc. †	53,100	142,308
CorVel Corp. †	11,200	381,360
Cross Country Healthcare, Inc. †	11,400	105,906
CryoLife, Inc.	5,100	50,337
CTI BioPharma Corp. †	77,000	186,340
Cyberonics, Inc. †	3,200	163,712
CytRx Corp. †	49,700	126,238
Depomed, Inc. †	45,100	685,069
DexCom, Inc. †	17,000	679,830
Durata Therapeutics, Inc. †	23,200	294,176
Durect Corp. †	74,700	109,809
Dyax Corp. †	90,300	913,836
Emergent Biosolutions, Inc. †	10,900	232,279
Enanta Pharmaceuticals, Inc. †	20,400	807,228
Endologix, Inc. †	6,400	67,840
Ensign Group, Inc./The	11,400	396,720
Enzo Biochem, Inc. †	35,500	182,825
Exact Sciences Corp. †	24,500	474,810
ExamWorks Group, Inc. †	20,300	664,825
Five Star Quality Care, Inc. †	27,400	103,298
Fluidigm Corp. †	15,500	379,750
Fonar Corp. †	15,100	166,251
Galena Biopharma, Inc. †	75,000	154,500
GenMark Diagnostics, Inc. †	6,900	61,893
Gentiva Health Services, Inc. †	19,100	320,498
Geron Corp. †	110,600	221,200
Globus Medical, Inc., Class A †	48,600	955,962
Greatbatch, Inc. †	4,500	191,745
GTx, Inc. †	16,900	12,464
Halozyme Therapeutics, Inc. †	22,500	204,750
HealthStream, Inc. †	2,700	64,827
Healthways, Inc. †	10,700	171,414
Hyperion Therapeutics, Inc. †	6,600	166,452
Icad, Inc. †	12,500	123,125
Idera Pharmaceuticals, Inc. †	89,900	205,871
Immunomedics, Inc. †	29,300	108,996
Impax Laboratories, Inc. †	27,900	661,509
Inovio Pharmaceuticals, Inc. †	45,300	446,205
Insmed, Inc. †	17,900	233,595
Insulet Corp. †	5,400	198,990
Insys Therapeutics, Inc. †	23,400	907,452
Intercept Pharmaceuticals, Inc. †	900	213,021
Iridex Corp. †	2,000	13,980
Ironwood Pharmaceuticals, Inc. †	37,900	490,994
IsoRay, Inc. †	91,600	154,804
Jazz Pharmaceuticals PLC †	400	64,224
Keryx Biopharmaceuticals, Inc. †	54,100	743,875
Kindred Healthcare, Inc.	25,900	502,460
KYTHERA Biopharmaceuticals, Inc. †	18,800	615,888
Lannett Co., Inc. †	26,300	1,201,384
Ligand Pharmaceuticals, Inc. †	7,200	338,328
Medcath Corp. (3)†(a)	10,300	14,729
Medidata Solutions, Inc. †	3,800	168,302
Merge Healthcare, Inc. †	19,600	43,120
Merit Medical Systems, Inc. †	7,600	90,288
Merrimack Pharmaceuticals, Inc. †	77,700	682,206

	SHARES	VALUE (Note 2)
Health Care - 18.5% (continued)
MiMedx Group, Inc. †	34,300	$244,559
Mirati Therapeutics, Inc. †	2,700	47,277
Molina Healthcare, Inc. †	9,400	397,620
MWI Veterinary Supply, Inc. †	1,400	207,760
Myriad Genetics, Inc. †	32,700	1,261,239
NanoString Technologies, Inc. †	3,100	33,914
NanoViricides, Inc. †	57,800	173,400
National Research Corp., Class B †	1,100	40,810
Natus Medical, Inc. †	17,500	516,425
Navidea Biopharmaceuticals, Inc. †	29,100	38,412
Neogen Corp. †	4,450	175,775
NeoGenomics, Inc. †	10,200	53,142
Neuralstem, Inc. †	109,700	359,816
Neurocrine Biosciences, Inc. †	23,200	363,544
NewLink Genetics Corp. †	19,900	426,258
Northwest Biotherapeutics, Inc. †	39,500	198,685
Novavax, Inc. †	124,100	517,497
NuVasive, Inc. †	17,000	592,790
Ohr Pharmaceutical, Inc. †	7,600	55,100
Omeros Corp. †	32,600	414,672
Omnicell, Inc. †	16,100	440,013
OncoMed Pharmaceuticals, Inc. †	6,200	117,366
Oncothyreon, Inc. †	23,000	44,160
OraSure Technologies, Inc. †	36,400	262,808
Organovo Holdings, Inc. †	37,800	240,786
Osiris Therapeutics, Inc. †	14,400	181,296
Pacific Biosciences of California, Inc. †	59,300	291,163
Pacira Pharmaceuticals, Inc. †	5,200	503,984
Pain Therapeutics, Inc. †	44,300	173,213
PDL BioPharma, Inc.	65,700	490,779
Peregrine Pharmaceuticals, Inc. †	181,400	246,704
Pernix Therapeutics Holdings, Inc. †	37,800	290,304
Pharmacyclics, Inc. †	1,000	117,430
PharMerica Corp. †	15,500	378,665
POZEN, Inc. †	23,700	173,958
Providence Service Corp./The †	12,000	580,560
pSivida Corp. †	26,700	118,014
PTC Therapeutics, Inc. †	16,400	721,764
Puma Biotechnology, Inc. †	1,800	429,426
Quidel Corp. †	3,600	96,732
RadNet, Inc. †	45,400	300,548
Raptor Pharmaceutical Corp. †	11,800	113,162
Receptos, Inc. †	22,200	1,378,842
Regulus Therapeutics, Inc. †	5,300	36,199
Repligen Corp. †	17,800	354,398
Repros Therapeutics, Inc. †	14,800	146,520
Retrophin, Inc. †	29,400	265,188
Rexahn Pharmaceuticals, Inc. †	140,800	114,048
Rockwell Medical, Inc. †	40,300	368,342
RTI Surgical, Inc. †	21,000	100,380
Sangamo BioSciences, Inc. †	31,800	342,963
SciClone Pharmaceuticals, Inc. †	10,700	73,723
Select Medical Holdings Corp.	70,400	846,912
Sorrento Therapeutics, Inc. †	10,700	48,364
Spectranetics Corp./The †	17,500	464,975
STAAR Surgical Co. †	33,900	360,357
Stemline Therapeutics, Inc. †	7,800	97,188

The accompanying notes are an integral part of these financial statements.	(Continued)

80	AQR Funds	Annual Report	September 2014

Schedule of Investments	September 30, 2014

AQR SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 2)
Health Care - 18.5% (continued)
Stereotaxis, Inc. †	34,200	$79,344
Sucampo Pharmaceuticals, Inc., Class A †	7,200	46,800
Sunesis Pharmaceuticals, Inc. †	17,700	126,378
Sunshine Heart, Inc. †	5,900	33,276
Supernus Pharmaceuticals, Inc. †	16,700	145,123
Synageva BioPharma Corp. †	9,900	680,922
TESARO, Inc. †	9,700	261,124
Tetraphase Pharmaceuticals, Inc. †	10,300	205,485
TG Therapeutics, Inc. †	23,000	245,410
TherapeuticsMD, Inc. †	105,700	490,448
Threshold Pharmaceuticals, Inc. †	35,800	129,238
Tonix Pharmaceuticals Holding Corp. †	7,500	51,375
Unilife Corp. †	19,900	45,671
Universal American Corp. †	19,100	153,564
US Physical Therapy, Inc.	3,000	106,170
Vanda Pharmaceuticals, Inc. †	25,400	263,652
Vascular Solutions, Inc. †	5,100	125,970
Zeltiq Aesthetics, Inc. †	42,400	959,512
ZIOPHARM Oncology, Inc. †	87,100	229,944
Zogenix, Inc. †	77,400	89,010

		56,905,484

Industrials - 14.0%
AAON, Inc.	22,723	386,518
Aceto Corp.	15,900	307,188
Adept Technology, Inc. †	24,700	207,727
Aerovironment, Inc. †	8,400	252,588
Air Transport Services Group, Inc. †	24,800	180,544
Aircastle Ltd.	14,300	233,948
Alamo Group, Inc.	3,400	139,400
Albany International Corp., Class A	6,000	204,240
Allegiant Travel Co.	5,300	655,398
Altra Industrial Motion Corp.	6,500	189,540
AMERCO	1,100	288,079
American Railcar Industries, Inc.	14,300	1,057,056
American Woodmark Corp. †	1,800	66,348
Apogee Enterprises, Inc.	8,700	346,260
ARC Document Solutions, Inc. †	30,400	246,240
ARC Group Worldwide, Inc. †	28,500	445,170
ArcBest Corp.	19,200	716,160
Argan, Inc.	13,800	460,644
Arotech Corp. †	71,600	232,700
Astec Industries, Inc.	4,900	178,703
Astronics Corp. †	14,000	667,520
Astronics Corp., Class B †	2,000	95,000
Baltic Trading Ltd.	24,900	103,086
Barrett Business Services, Inc.	1,800	71,082
Broadwind Energy, Inc. †	20,000	149,800
Builders FirstSource, Inc. †	27,700	150,965
CAI International, Inc. †	6,100	118,035
Capstone Turbine Corp. †	41,500	44,405
CBIZ, Inc. †	10,400	81,848
Ceco Environmental Corp.	3,000	40,200
Celadon Group, Inc.	3,900	75,855
Cenveo, Inc. †	13,200	32,604
CIRCOR International, Inc.	8,400	565,572
Columbus McKinnon Corp.	4,400	96,756

	SHARES	VALUE (Note 2)
Industrials - 14.0% (continued)
Covenant Transportation Group, Inc., Class A †	3,500	$65,065
CTPartners Executive Search, Inc. †	4,300	67,037
Curtiss-Wright Corp.	2,800	184,576
Deluxe Corp.	5,000	275,800
Douglas Dynamics, Inc.	10,400	202,800
Ducommun, Inc. †	4,700	128,827
DXP Enterprises, Inc. †	2,800	206,304
Dycom Industries, Inc. †	12,400	380,804
Dynamic Materials Corp.	2,700	51,435
Echo Global Logistics, Inc. †	4,100	96,555
Encore Wire Corp.	4,800	178,032
Energy Recovery, Inc. †	19,300	68,322
EnerSys	1,000	58,640
Engility Holdings, Inc. †	12,900	402,093
Enphase Energy, Inc. †	37,900	568,121
EnPro Industries, Inc. †	11,000	665,830
Erickson, Inc. †	9,400	122,106
Exponent, Inc.	4,900	347,312
Federal Signal Corp.	33,100	438,244
Forward Air Corp.	2,500	112,075
Franklin Covey Co. †	1,800	35,262
FreightCar America, Inc.	4,600	153,180
FuelCell Energy, Inc. †	119,700	250,173
Furmanite Corp. †	12,300	83,148
G&K Services, Inc., Class A	5,500	304,590
GenCorp, Inc. †	7,500	119,775
Gibraltar Industries, Inc. †	11,800	161,542
Global Power Equipment Group, Inc.	2,400	35,760
Gorman-Rupp Co./The	3,800	114,152
GP Strategies Corp. †	5,000	143,600
GrafTech International Ltd. †	57,600	263,808
Great Lakes Dredge & Dock Corp. †	25,500	157,590
Greenbrier Cos., Inc./The	20,100	1,474,938
H&E Equipment Services, Inc.	18,900	761,292
Hawaiian Holdings, Inc. †	39,900	536,655
Healthcare Services Group, Inc.	15,100	432,011
Heartland Express, Inc.	42,200	1,011,112
Heidrick & Struggles International, Inc.	1,800	36,972
Herman Miller, Inc.	5,100	152,235
Hillenbrand, Inc.	14,500	447,905
HUB Group, Inc., Class A †	9,300	376,929
Huron Consulting Group, Inc. †	10,800	658,476
Hyster-Yale Materials Handling, Inc.	10,100	723,362
ICF International, Inc. †	3,600	110,844
InnerWorkings, Inc. †	6,500	52,585
Insperity, Inc.	2,100	57,414
Insteel Industries, Inc.	3,700	76,072
Interface, Inc.	2,300	37,122
John Bean Technologies Corp.	7,800	219,414
Kadant, Inc.	3,300	128,865
Kaman Corp.	5,100	200,430
Kelly Services, Inc., Class A	5,600	87,752
Kforce, Inc.	12,400	242,668
Kimball International, Inc., Class B	17,400	261,870
Knight Transportation, Inc.	37,100	1,016,169
Korn/Ferry International †	21,300	530,370

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2014	81

Schedule of Investments	September 30, 2014

AQR SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 2)
Industrials - 14.0% (continued)
Kratos Defense & Security Solutions, Inc. †	5,300	$34,768
Lydall, Inc. †	9,600	259,296
Manitex International, Inc. †	15,900	179,511
Marten Transport Ltd.	11,400	203,034
McGrath RentCorp.	4,400	150,480
Meritor, Inc. †	58,500	634,725
Middleby Corp./The †	3,300	290,829
Mistras Group, Inc. †	8,900	181,560
Mobile Mini, Inc.	25,000	874,250
Moog, Inc., Class A †	1,800	123,120
Mueller Water Products, Inc., Class A	12,600	104,328
Multi-Color Corp.	6,200	281,976
Navigant Consulting, Inc. †	7,300	101,543
NCI Building Systems, Inc. †	19,300	374,420
NN, Inc.	18,100	483,632
Nortek, Inc. †	900	67,050
Northwest Pipe Co. †	1,700	57,970
Ocean Power Technologies, Inc. †	33,400	39,412
Orion Energy Systems, Inc. †	29,300	156,755
Orion Marine Group, Inc. †	4,800	47,904
PAM Transportation Services, Inc. †	3,600	130,500
Park-Ohio Holdings Corp.	7,000	335,020
Patrick Industries, Inc. †	19,800	838,728
Pendrell Corp. †	74,100	99,294
PGT, Inc. †	20,200	188,264
Plug Power, Inc. †	125,300	575,127
Powell Industries, Inc.	1,200	49,032
Primoris Services Corp.	19,500	523,380
Proto Labs, Inc. †	4,900	338,100
Quality Distribution, Inc. †	24,100	307,998
Raven Industries, Inc.	6,400	156,160
RBC Bearings, Inc.	2,800	158,760
Real Goods Solar, Inc., Class A †	44,200	76,024
Revolution Lighting Technologies, Inc. †	91,300	153,384
Rexnord Corp. †	16,700	475,115
Roadrunner Transportation Systems, Inc. †	13,100	298,549
Rush Enterprises, Inc., Class A †	15,500	518,475
Saia, Inc. †	15,300	758,268
Seaspan Corp. (Hong Kong)	3,700	79,550
Sparton Corp. †	11,100	273,615
Spirit Airlines, Inc. †	4,500	311,130
Standex International Corp.	3,500	259,490
Sun Hydraulics Corp.	6,700	251,853
Swift Transportation Co. †	1,300	27,274
Taser International, Inc. †	23,600	364,384
Team, Inc. †	4,400	166,804
Tennant Co.	9,200	617,228
Thermon Group Holdings, Inc. †	7,300	178,266
Trex Co., Inc. †	12,000	414,840
Tutor Perini Corp. †	20,100	530,640
UniFirst Corp.	500	48,295
Universal Forest Products, Inc.	3,400	145,214
Universal Truckload Services, Inc.	1,800	43,650
US Ecology, Inc.	9,800	458,248
Viad Corp.	5,800	119,770

	SHARES	VALUE (Note 2)
Industrials - 14.0% (continued)
Vicor Corp. †	4,800	$45,120
VSE Corp.	2,700	132,354
Wabash National Corp. †	23,600	314,352
WageWorks, Inc. †	11,500	523,595
West Corp.	5,100	150,246
Willdan Group, Inc. †	5,700	82,422
Xerium Technologies, Inc. †	16,400	239,604
XPO Logistics, Inc. †	33,100	1,246,877
YRC Worldwide, Inc. †	8,400	170,688

		42,985,449

Information Technology - 17.4%
Actuate Corp. †	8,700	33,930
Advanced Energy Industries, Inc. †	6,900	129,651
Advent Software, Inc.	6,400	201,984
Alliance Fiber Optic Products, Inc.	12,000	149,160
Ambarella, Inc. †	29,900	1,305,733
Amkor Technology, Inc. †	117,700	989,857
Autobytel, Inc. †	22,900	196,711
Axcelis Technologies, Inc. †	108,400	215,716
Badger Meter, Inc.	3,300	166,485
Bel Fuse, Inc., Class B	3,100	76,694
Booz Allen Hamilton Holding Corp.	2,100	49,140
BroadSoft, Inc. †	5,700	119,928
Brooks Automation, Inc.	11,100	116,661
CalAmp Corp. †	14,100	248,442
Calix, Inc. †	9,600	91,872
Callidus Software, Inc. †	35,900	431,518
Carbonite, Inc. †	4,700	48,128
Cardtronics, Inc. †	5,400	190,080
Cascade Microtech, Inc. †	4,900	49,637
Cavium, Inc. †	6,800	338,164
CEVA, Inc. †	3,300	44,352
ChannelAdvisor Corp. †	14,200	232,880
Checkpoint Systems, Inc. †	5,600	68,488
Ciber, Inc. †	10,100	34,643
Cinedigm Corp., Class A †	35,600	55,180
Clearfield, Inc. †	23,600	300,428
ClearSign Combustion Corp. †	5,000	33,400
Cognex Corp. †	6,900	277,863
comScore, Inc. †	20,000	728,200
Comtech Telecommunications Corp.	4,000	148,600
Constant Contact, Inc. †	20,700	561,798
Cray, Inc. †	9,000	236,160
CSG Systems International, Inc.	7,000	183,960
CTS Corp.	14,200	225,638
CUI Global, Inc. †	7,700	55,748
Daktronics, Inc.	4,900	60,221
Datalink Corp. †	10,600	112,678
Datawatch Corp. †	3,200	32,800
Demandware, Inc. †	19,500	992,940
Diebold, Inc.	10,400	367,328
Digimarc Corp.	3,300	68,343
Diodes, Inc. †	9,000	215,280
Dot Hill Systems Corp. †	73,400	277,452
eGain Corp. †	14,700	88,200
Electronics For Imaging, Inc. †	19,300	852,481
Ellie Mae, Inc. †	5,600	182,560

The accompanying notes are an integral part of these financial statements.	(Continued)

82	AQR Funds	Annual Report	September 2014

Schedule of Investments	September 30, 2014

AQR SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 2)
Information Technology - 17.4% (continued)
EnerNOC, Inc. †	10,100	$171,296
Entegris, Inc. †	43,400	499,100
Envestnet, Inc. †	22,100	994,500
EPAM Systems, Inc. †	24,700	1,081,613
ePlus, Inc. †	4,100	229,805
Euronet Worldwide, Inc. †	21,600	1,032,264
Exar Corp. †	17,500	156,625
ExlService Holdings, Inc. †	4,000	97,640
Fabrinet (Thailand) †	14,000	204,400
Fair Isaac Corp.	1,700	93,670
Fairchild Semiconductor International, Inc. †	23,200	360,296
FARO Technologies, Inc. †	5,300	268,975
Forrester Research, Inc.	3,800	140,068
Global Cash Access Holdings, Inc. †	9,700	65,475
Global Eagle Entertainment, Inc. †	7,100	79,662
Glu Mobile, Inc. †	101,300	523,721
Gogo, Inc. †	33,800	569,868
GSI Group, Inc. †	5,900	67,791
GT Advanced Technologies, Inc. †	100,900	1,092,747
GTT Communications, Inc. †	10,600	126,246
Hackett Group, Inc./The	4,500	26,820
Heartland Payment Systems, Inc.	7,300	348,356
Hutchinson Technology, Inc. †	18,800	68,808
iGATE Corp. †	29,500	1,083,240
Immersion Corp. †	14,500	124,410
Information Services Group, Inc. †	57,200	217,360
Inphi Corp. †	7,200	103,536
Insight Enterprises, Inc. †	15,800	357,554
Integrated Device Technology, Inc. †	84,600	1,349,370
Integrated Silicon Solution, Inc.	7,500	103,050
InterDigital, Inc.	15,100	601,282
Internap Network Services Corp. †	7,800	53,820
Intersil Corp., Class A	66,000	937,860
Intralinks Holdings, Inc. †	6,200	50,220
InvenSense, Inc. †	42,000	828,660
Lattice Semiconductor Corp. †	70,400	528,000
Lexmark International, Inc., Class A	2,300	97,750
Lionbridge Technologies, Inc. †	33,300	149,850
Littelfuse, Inc.	6,200	528,116
LiveDeal, Inc. †	68,500	204,130
LivePerson, Inc. †	8,151	102,621
LogMeIn, Inc. †	13,800	635,766
M/A-COM Technology Solutions Holdings, Inc. †	16,100	351,624
Mandalay Digital Group, Inc. †	16,400	75,112
Manhattan Associates, Inc. †	37,300	1,246,566
Marchex, Inc., Class B	35,100	145,665
Mattson Technology, Inc. †	81,000	200,070
MaxLinear, Inc., Class A †	15,100	103,888
Maxwell Technologies, Inc. †	19,900	173,528
MeetMe, Inc. †	15,800	31,126
Mercury Systems, Inc. †	13,600	149,736
Mesa Laboratories, Inc.	2,100	121,338
Methode Electronics, Inc.	21,400	789,018
MicroStrategy, Inc., Class A †	4,100	536,444
Mitek Systems, Inc. †	24,900	60,009

	SHARES	VALUE (Note 2)
Information Technology - 17.4% (continued)
ModusLink Global Solutions, Inc. †	15,600	$55,692
Monolithic Power Systems, Inc.	19,500	858,975
Monotype Imaging Holdings, Inc.	8,200	232,224
MTS Systems Corp.	2,200	150,172
Nanometrics, Inc. †	8,800	132,880
Netlist, Inc. †	13,900	16,541
NetScout Systems, Inc. †	20,300	929,740
NetSol Technologies, Inc. †	8,900	32,930
Newport Corp. †	5,000	88,600
Oclaro, Inc. †	75,100	107,393
OmniVision Technologies, Inc. †	27,400	725,004
Park City Group, Inc. †	10,400	102,544
PC Connection, Inc.	9,500	203,965
PDF Solutions, Inc. †	8,100	102,141
Pegasystems, Inc.	18,200	347,802
Perceptron, Inc.	9,000	88,110
Perficient, Inc. †	14,700	220,353
Photronics, Inc. †	18,100	145,705
Pixelworks, Inc. †	48,600	313,956
Plexus Corp. †	10,400	384,072
Polycom, Inc. †	24,300	298,525
Power Integrations, Inc.	3,100	167,121
Proofpoint, Inc. †	22,400	831,936
PROS Holdings, Inc. †	4,300	108,360
Qualys, Inc. †	24,800	659,680
QuickLogic Corp. †	56,500	168,935
Rambus, Inc. †	70,200	876,096
Research Frontiers, Inc. †	8,000	46,000
RF Industries Ltd.	12,400	61,132
Rogers Corp. †	3,100	169,756
Rovi Corp. †	15,300	302,099
Rudolph Technologies, Inc. †	5,300	47,965
Sanmina Corp. †	48,400	1,009,624
Sapient Corp. †	17,900	250,600
ShoreTel, Inc. †	31,200	207,480
Shutterstock, Inc. †	18,300	1,306,254
Spansion, Inc., Class A †	44,000	1,002,760
Speed Commerce, Inc. †	25,500	70,125
SPS Commerce, Inc. †	3,000	159,450
Stamps.com, Inc. †	4,500	142,920
Stratasys Ltd. †	400	48,312
Super Micro Computer, Inc. †	23,200	682,544
Support.com, Inc. †	14,300	30,888
Synaptics, Inc. †	3,300	241,560
SYNNEX Corp. †	20,200	1,305,526
Take-Two Interactive Software, Inc. †	34,000	784,380
Tech Data Corp. †	10,400	612,144
TechTarget, Inc. †	8,900	76,451
Telenav, Inc. †	9,300	62,310
TeleTech Holdings, Inc. †	2,500	61,450
Tessco Technologies, Inc.	3,700	107,263
Tessera Technologies, Inc.	11,400	303,012
Tyler Technologies, Inc. †	3,900	344,760
Ubiquiti Networks, Inc. †	1,100	41,283
Ultra Clean Holdings, Inc. †	40,300	360,685
VASCO Data Security International, Inc. †	28,000	525,840

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2014	83

Schedule of Investments	September 30, 2014

AQR SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 2)
Information Technology - 17.4% (continued)
Verint Systems, Inc. †	10,200	$567,222
Virtusa Corp. †	10,000	355,600
Vitesse Semiconductor Corp. †	21,500	77,400
Web.com Group, Inc. †	4,800	95,808
WebMD Health Corp. †	23,055	963,930
Westell Technologies, Inc., Class A †	49,900	91,816
WidePoint Corp. †	145,600	248,976
Xcerra Corp. †	33,800	330,902
XO Group, Inc. †	4,400	49,324
Zhone Technologies, Inc. †	80,200	216,540
Zix Corp. †	16,500	56,430

		53,695,550

Materials - 4.6%
A Schulman, Inc.	9,100	329,056
A.M. Castle & Co. †	6,300	53,802
Advanced Emissions Solutions, Inc. †	10,700	227,589
AEP Industries, Inc. †	900	34,083
AK Steel Holding Corp. †	89,500	716,895
Balchem Corp.	4,800	271,536
Calgon Carbon Corp. †	6,600	127,908
Century Aluminum Co. †	54,000	1,402,380
Clearwater Paper Corp. †	6,000	360,660
Commercial Metals Co.	17,500	298,725
Deltic Timber Corp.	1,100	68,552
Ferro Corp. †	45,100	653,499
Flotek Industries, Inc. †	29,200	761,244
FutureFuel Corp.	3,800	45,182
Globe Specialty Metals, Inc.	37,500	682,125
Hawkins, Inc.	600	21,576
Haynes International, Inc.	1,400	64,386
Headwaters, Inc. †	35,500	445,170
Horsehead Holding Corp. †	21,400	353,742
Innospec, Inc.	6,700	240,530
KapStone Paper and Packaging Corp. †	12,800	358,016
LSB Industries, Inc. †	4,700	167,837
Minerals Technologies, Inc.	17,600	1,086,096
Myers Industries, Inc.	10,900	192,276
Neenah Paper, Inc.	6,500	347,620
Olympic Steel, Inc.	2,400	49,368
PH Glatfelter Co.	5,400	118,530
PolyOne Corp.	6,000	213,480
Quaker Chemical Corp.	3,400	243,746
Rentech, Inc. †	52,300	89,433
RTI International Metals, Inc. †	5,500	135,630
Senomyx, Inc. †	53,000	434,600
Sensient Technologies Corp.	8,800	460,680
Stepan Co.	4,500	199,710
Stillwater Mining Co. †	70,400	1,058,112
SunCoke Energy, Inc. †	28,500	639,825
Tredegar Corp.	4,900	90,209
US Concrete, Inc. †	15,000	392,100
US Silica Holdings, Inc.	6,700	418,817
Worthington Industries, Inc.	9,600	357,312

		14,212,037

	SHARES	VALUE (Note 2)
Telecommunication Services - 1.0%
8x8, Inc. †	14,700	$98,196
Atlantic Tele-Network, Inc.	2,200	118,580
Cogent Communications Holdings, Inc.	9,400	315,934
Consolidated Communications Holdings, Inc.	18,200	455,910
FairPoint Communications, Inc. †	7,400	112,258
General Communication, Inc., Class A †	4,600	50,186
IDT Corp., Class B	20,400	327,624
inContact, Inc. †	14,500	126,077
Inteliquent, Inc.	35,100	436,995
Lumos Networks Corp.	13,800	224,250
ORBCOMM, Inc. †	27,400	157,550
Premiere Global Services, Inc. †	10,600	126,882
Shenandoah Telecommunications Co.	6,500	161,265
Vonage Holdings Corp. †	79,800	261,744

		2,973,451

Utilities - 1.5%
American States Water Co.	7,200	219,024
Avista Corp.	19,700	601,441
Chesapeake Utilities Corp.	11,250	468,675
Connecticut Water Service, Inc.	2,900	94,250
Consolidated Water Co., Ltd. (Cayman Islands)	5,800	67,744
Empire District Electric Co./The	5,400	130,410
Middlesex Water Co.	1,200	23,520
New Jersey Resources Corp.	13,600	686,936
NorthWestern Corp.	12,700	576,072
Ormat Technologies, Inc.	2,800	73,556
Otter Tail Corp.	2,800	74,676
PNM Resources, Inc.	38,400	956,544
Portland General Electric Co.	19,000	610,280
Unitil Corp.	4,200	130,578

		4,713,706

TOTAL COMMON STOCKS (cost $278,499,610)		306,715,796

PREFERRED STOCKS - 0.0% (b)
Utilities - 0.0% (b)
Genie Energy Ltd., Perpetual Preferred Stock, Series 12-A, 7.50%, 11/15/2016†(c)
(cost $49,660)	5,900	42,539

RIGHTS - 0.0% (b)
Information Technology - 0.0% (b)
Gerber Scientific, Inc. (3)†(a)
(cost $—)	4,000	—

The accompanying notes are an integral part of these financial statements.	(Continued)

84	AQR Funds	Annual Report	September 2014

Schedule of Investments	September 30, 2014

AQR SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 2)
MONEY MARKET FUNDS - 2.4%
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 0.000% (2)(d)
(cost $7,472,862)	7,472,862	$7,472,862

TOTAL INVESTMENTS - 101.9% (cost $286,022,132)		314,231,197

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.9%) (e)		(5,773,160)

NET ASSETS - 100.0%		$308,458,037

All securities are United States companies, unless noted otherwise in parentheses.

†	Non income-producing security.
(a)	Security fair valued at as of September 30, 2014 using procedures approved by the Board of Trustees. The total value of positions fair valued was $14,729 or 0.0% of total net assets.
(b)	Represents less than 0.05 percent of net assets.
(c)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date. The rate shown represents the variable dividend rate in effect as of September 30, 2014. .
(d)	Represents annualized seven-day yield as of September 30, 2014.
(e)	Includes depreciation on futures contracts.

All securities are Level 1 with respect to ASC 820, unless otherwise noted in parentheses.

(2)	Level 2 security (See Note 4).
(3)	Level 3 security (See Note 4).

The following abbreviations are used in portfolio descriptions:

REIT - Real Estate Investment Trust

Open futures contracts outstanding at September 30, 2014:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT SEPTEMBER 30, 2014	UNREALIZED DEPRECIATION
Long Contracts:
9	Barclays Capital	E-Mini Russell 2000 Futures	12/2014	$1,007,030	$986,940	$(20,090)

Cash held as collateral at Barclays Capital for futures contracts was $52,421 at September 30, 2014.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	September 2014	85

Schedule of Investments	September 30, 2014

AQR INTERNATIONAL MOMENTUM FUND

COMMON STOCKS - 97.0%	SHARES	VALUE (Note 2)
Australia - 2.1%
Amcor Ltd.	61,351	$607,691
Aurizon Holdings Ltd.	27,946	110,698
Australia & New Zealand Banking Group Ltd.	1,399	37,818
Brambles Ltd.	40,768	339,138
Caltex Australia Ltd.	4,085	99,994
Commonwealth Bank of Australia	1,596	105,085
Crown Resorts Ltd.	42,866	517,612
Fortescue Metals Group Ltd.	119,472	362,959
Goodman Group REIT	53,923	243,691
GPT Group/The REIT	38,389	130,006
Insurance Australia Group Ltd.	90,009	482,391
Macquarie Group Ltd.	13,445	676,545
Mirvac Group REIT	60,599	91,157
Orora Ltd.	130,557	187,149
Ramsay Health Care Ltd.	37,074	1,624,589
Recall Holdings Ltd.	15,462	75,930
Sonic Healthcare Ltd.	6,491	99,603
Suncorp Group Ltd.	37,949	466,445
Telstra Corp. Ltd.	90,470	419,761
Westpac Banking Corp.	1,119	31,414

		6,709,676

Austria - 0.3%
Andritz AG	3,800	202,333
Immofinanz AG NPV †	63,665	180,120
OMV AG	4,423	148,732
Voestalpine AG	7,058	278,713

		809,898

Belgium - 0.4%
Belgacom SA	2,566	89,339
KBC Groep NV †	9,289	493,116
UCB SA	6,382	578,293

		1,160,748

Canada - 20.9%
Agnico Eagle Mines Ltd. (1)	20,000	578,419
Alimentation Couche-Tard, Inc., Class B (1)	65,700	2,100,734
AltaGas Ltd. (1)	14,800	624,931
ARC Resources Ltd. (1)	11,600	306,067
Atco Ltd., Class I (1)	2,000	81,075
Bank of Montreal (1)	31,100	2,289,007
Bank of Nova Scotia/The (1)	53,000	3,278,102
Baytex Energy Corp. (1)	8,000	302,513
Boardwalk Real Estate Investment Trust REIT (1)	1,500	92,281
Brookfield Asset Management, Inc., Class A (1)	20,000	897,897
Calloway Real Estate Investment Trust REIT (1)	3,200	73,489
Cameco Corp. (1)	15,200	268,183
Canadian Imperial Bank of Commerce (1)	19,600	1,760,404
Canadian National Railway Co. (1)	47,700	3,386,425
Canadian Natural Resources Ltd. (1)	75,500	2,933,171
Canadian Oil Sands Ltd. (1)	16,000	295,156
Canadian Pacific Railway Ltd. (1)	15,400	3,196,055

	SHARES	VALUE (Note 2)
Canada - 20.9% (continued)
Canadian Tire Corp. Ltd., Class A (1)	6,000	$614,760
Canadian Utilities Ltd., Class A (1)	3,400	118,762
CI Financial Corp. (1)	23,100	696,537
Constellation Software, Inc. (1)	4,700	1,181,305
Crescent Point Energy Corp. (1)	27,000	974,454
Dollarama, Inc. (1)	10,100	856,735
Emera, Inc. (1)	2,100	65,684
Enbridge, Inc. (1)	25,500	1,220,639
Encana Corp. (1)	62,400	1,324,945
Enerplus Corp. (1)	32,900	624,540
First Capital Realty, Inc. (1)	3,800	59,412
First Quantum Minerals Ltd. (1)	31,100	600,368
Franco-Nevada Corp. (1)	19,400	952,201
Genworth MI Canada, Inc. (1)	5,000	158,043
Gildan Activewear, Inc. (1)	25,100	1,373,166
Husky Energy, Inc. (1)	33,900	930,475
Imperial Oil Ltd. (1)	44,000	2,078,700
Industrial Alliance Insurance & Financial Services, Inc. (1)	15,300	633,476
Keyera Corp. (1)	10,300	829,831
Loblaw Cos., Ltd. (1)	12,200	610,572
MacDonald Dettwiler & Associates Ltd. (1)	1,000	74,780
Magna International, Inc. (1)	26,200	2,486,772
Manulife Financial Corp. (1)	56,000	1,077,048
MEG Energy Corp. (1)†	9,500	291,629
Methanex Corp. (1)	7,100	473,946
Metro, Inc. (1)	4,200	280,888
National Bank of Canada (1)	16,100	733,589
Onex Corp. (1)	2,400	133,635
Open Text Corp. (1)	16,200	896,102
Paramount Resources Ltd., Class A (1)†	9,100	521,242
Pembina Pipeline Corp. (1)	43,400	1,828,307
Pengrowth Energy Corp. (1)	11,500	60,275
Peyto Exploration & Development Corp. (1)	6,900	217,729
Potash Corp of Saskatchewan, Inc. (1)	16,600	574,801
Royal Bank of Canada (1)	41,900	2,994,861
Sun Life Financial, Inc. (1)	61,700	2,236,725
Suncor Energy, Inc. (1)	87,600	3,170,167
Toronto-Dominion Bank/The (1)	93,500	4,614,264
Tourmaline Oil Corp. (1)†	23,100	1,023,664
TransCanada Corp. (1)	22,000	1,133,051
Valeant Pharmaceuticals International, Inc. (1)†	17,300	2,266,865
Vermilion Energy, Inc. (1)	15,200	925,341
West Fraser Timber Co., Ltd. (1)	4,600	224,876
Whitecap Resources, Inc. (1)	20,900	299,145

		66,908,216

China - 0.0% (a)
FIH Mobile Ltd. †	256,000	133,096

Denmark - 3.8%
AP Moeller - Maersk A/S, Class B	785	1,859,543
Coloplast A/S, Class B	26,043	2,177,928
Danske Bank A/S	45,871	1,243,459
DSV A/S	2,710	76,201

The accompanying notes are an integral part of these financial statements.	(Continued)

86	AQR Funds	Annual Report	September 2014

Schedule of Investments	September 30, 2014

AQR INTERNATIONAL MOMENTUM FUND

	SHARES	VALUE (Note 2)
Denmark - 3.8% (continued)
Novo Nordisk A/S, Class B	85,342	$4,063,285
Pandora A/S	14,490	1,131,332
Tryg A/S	5,116	530,760
Vestas Wind Systems A/S †	27,288	1,063,895

		12,146,403

Finland - 1.7%
Fortum OYJ	27,051	659,556
Neste Oil OYJ	15,689	322,884
Nokia OYJ	222,006	1,885,071
Orion OYJ, Class B	4,687	183,007
Sampo OYJ, A Shares	21,916	1,059,670
Stora Enso OYJ, R Shares	12,567	104,263
UPM-Kymmene OYJ	51,563	732,982
Wartsila OYJ	8,465	377,194

		5,324,627

France - 7.7%
Air Liquide SA	3,961	482,929
Airbus Group NV	3,776	237,361
Alcatel-Lucent †	159,328	491,416
AXA SA	14,805	364,685
BNP Paribas SA	3,465	229,966
Bollore SA	145	82,228
Bouygues SA	12,728	411,553
Bureau Veritas SA	2,364	52,247
Carrefour SA	7,343	226,785
Christian Dior SA	1,623	271,891
Cie de St-Gobain	14,283	652,612
Credit Agricole SA	101,995	1,537,423
Dassault Systemes	3,688	236,912
Edenred	3,620	89,200
Electricite de France SA	24,032	788,411
Essilor International SA	3,545	388,772
Eutelsat Communications SA	3,108	100,281
GDF Suez	94,079	2,359,544
Hermes International	1,274	381,033
Iliad SA	3,073	648,251
Kering	2,717	547,801
L’Oreal SA	7,307	1,158,852
Natixis	99,537	684,807
Orange SA	63,921	953,868
Pernod Ricard SA	4,394	497,316
Peugeot SA †	23,503	300,737
Publicis Groupe SA	977	66,952
Renault SA	573	41,451
Safran SA	2,192	142,116
Sanofi	14,082	1,592,261
Schneider Electric SE	4,553	349,317
Societe Generale SA	18,792	958,540
Sodexo	1,964	192,121
Total SA	76,203	4,934,457
Unibail-Rodamco SE REIT	892	229,385
Valeo SA	5,134	570,462
Veolia Environnement SA	17,277	304,646
Vinci SA	12,431	721,381
Zodiac Aerospace	8,360	266,589

		24,546,559

	SHARES	VALUE (Note 2)
Germany - 5.4%
BASF SE	15,921	$1,452,271
Bayer AG	13,395	1,863,757
Bayerische Motoren Werke AG	13,647	1,458,513
Commerzbank AG †	58,660	871,049
Continental AG	9,306	1,762,809
Daimler AG	26,117	1,994,475
Deutsche Post AG	38,079	1,213,770
Deutsche Telekom AG	174,902	2,647,413
E.ON SE	30,009	548,015
GEA Group AG	2,796	121,468
Hannover Rueck SE	4,457	359,723
Infineon Technologies AG	61,651	634,570
Merck KGaA	9,924	912,169
ProSiebenSat.1 Media AG	8,002	317,242
RWE AG	25,072	975,816
ThyssenKrupp AG †	11,716	305,876

		17,438,936

Hong Kong - 2.7%
BOC Hong Kong Holdings Ltd.	123,000	391,557
Cheung Kong Holdings Ltd.	37,000	608,648
Cheung Kong Infrastructure Holdings Ltd.	10,000	70,081
CLP Holdings Ltd.	1,500	12,049
First Pacific Co., Ltd.	72,000	74,682
Galaxy Entertainment Group Ltd.	136,000	789,620
Giordano International Ltd.	64,000	34,702
Hang Seng Bank Ltd.	22,500	361,055
Henderson Land Development Co., Ltd.	71,390	462,167
Hong Kong & China Gas Co., Ltd.	212,960	461,551
Hong Kong Exchanges and Clearing Ltd.	43,400	934,130
Hongkong Land Holdings Ltd.	38,000	258,276
Hutchison Whampoa Ltd.	63,000	761,582
Hysan Development Co., Ltd.	25,000	115,350
Lifestyle Properties Development Ltd. †	1,675	291
Link REIT/The REIT	59,500	343,353
Melco International Development Ltd.	290,000	672,191
MGM China Holdings Ltd.	88,400	254,736
MTR Corp. Ltd.	60,500	237,240
NWS Holdings Ltd.	61,000	108,490
Samsonite International SA	103,800	333,928
Sands China Ltd.	48,400	252,493
Shangri-La Asia Ltd.	24,000	35,469
Sino Land Co., Ltd.	168,000	258,969
SJM Holdings Ltd.	79,000	150,406
SmarTone Telecommunications Holdings Ltd.	31,500	44,034
Stella International Holdings Ltd.	9,500	24,651
Techtronic Industries Co.	70,000	201,854
Wharf Holdings Ltd./The	13,000	92,335
Wheelock & Co., Ltd.	41,000	195,574

		8,541,464

Italy - 4.3%
Banco Popolare SC †	22,825	332,409
Davide Campari-Milano SpA	11,007	79,280
Enel SpA	506,026	2,676,937
Eni SpA	27,466	651,665
Exor SpA	4,986	192,752

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2014	87

Schedule of Investments	September 30, 2014

AQR INTERNATIONAL MOMENTUM FUND

	SHARES	VALUE (Note 2)
Italy - 4.3% (continued)
Fiat SpA †	65,480	$631,078
Finmeccanica SpA †	40,366	390,618
GTECH SpA	13,558	320,879
Intesa Sanpaolo SpA	886,859	2,677,184
Luxottica Group SpA	10,344	537,659
Mediobanca SpA †	75,653	646,363
Pirelli & C. SpA	20,366	280,828
Prysmian SpA	14,955	276,710
Snam SpA	58,076	320,684
UniCredit SpA	306,464	2,407,547
Unione di Banche Italiane SCpA	137,750	1,151,301
UnipolSai SpA	87,754	247,029

		13,820,923

Japan - 19.7%
77 Bank Ltd./The	35,000	184,449
Aeon Mall Co., Ltd.	90	1,719
Alps Electric Co., Ltd.	52,300	899,030
Asahi Group Holdings Ltd.	11,700	338,436
Asics Corp.	16,100	363,114
Astellas Pharma, Inc.	128,900	1,919,782
Bandai Namco Holdings, Inc.	27,300	702,327
Brother Industries Ltd.	18,200	336,338
Calsonic Kansei Corp.	14,000	76,163
Casio Computer Co., Ltd.	20,700	345,922
Century Tokyo Leasing Corp.	4,800	127,678
Chugai Pharmaceutical Co., Ltd.	28,400	822,059
Coca-Cola East Japan Co., Ltd.	12,800	254,422
COLOPL, Inc. †	21,700	714,720
CyberAgent, Inc.	16,700	586,459
Daikin Industries Ltd.	20,300	1,259,272
Daito Trust Construction Co., Ltd.	8,500	1,005,148
Dentsu, Inc.	8,400	319,958
Ezaki Glico Co., Ltd.	9,000	310,363
Frontier Real Estate Investment Corp. REIT	31	148,712
Fuji Electric Co., Ltd.	70,000	338,794
Fuji Heavy Industries Ltd.	18,900	626,094
FUJIFILM Holdings Corp.	24,100	740,523
Fujitsu Ltd.	202,000	1,243,223
GungHo Online Entertainment, Inc.	9,500	45,228
Haseko Corp.	35,100	271,241
Hikari Tsushin, Inc.	3,700	263,035
Hino Motors Ltd.	33,100	463,177
Hitachi Capital Corp.	8,600	206,818
Hitachi Ltd.	43,660	333,564
Hokuhoku Financial Group, Inc.	91,000	178,380
Hoya Corp.	39,600	1,329,778
Hulic Co., Ltd.	49,200	521,113
IHI Corp.	81,000	419,770
Inpex Corp.	59,100	835,560
Japan Airport Terminal Co., Ltd.	5,400	216,750
Japan Aviation Electronics Industry Ltd.	15,000	342,152
Japan Logistics Fund, Inc. REIT	163	360,387
Japan Prime Realty Investment Corp. REIT	74	266,561
JGC Corp.	14,000	382,502

	SHARES	VALUE (Note 2)
Japan - 19.7% (continued)
Joyo Bank Ltd./The	53,000	$260,866
JTEKT Corp.	58,300	977,196
Kaken Pharmaceutical Co., Ltd.	14,000	315,664
Kao Corp.	24,500	956,055
Kawasaki Heavy Industries Ltd.	23,000	91,955
KDDI Corp.	18,900	1,136,953
Kenedix Office Investment Corp. REIT	48	257,732
Keyence Corp.	3,040	1,319,927
LIXIL Group Corp.	23,600	503,482
M3, Inc.	22,300	357,610
MEIJI Holdings Co., Ltd.	4,300	340,047
Minebea Co., Ltd.	57,000	777,898
Mitsubishi Electric Corp.	100,000	1,333,119
Mitsubishi Logistics Corp.	21,000	301,721
Mitsui & Co., Ltd.	44,000	694,060
Mixi, Inc.	14,200	707,225
Murata Manufacturing Co., Ltd.	10,600	1,204,853
Nagoya Railroad Co., Ltd.	86,000	344,927
NGK Insulators Ltd.	32,000	762,775
NGK Spark Plug Co., Ltd.	11,900	350,155
NH Foods Ltd.	15,000	318,491
NHK Spring Co., Ltd.	12,500	122,652
Nidec Corp.	25,900	1,750,249
Nintendo Co., Ltd.	600	65,357
Nippon Paint Co., Ltd.	35,000	789,526
Nippon Prologis REIT, Inc. REIT	279	648,651
Nippon Telegraph & Telephone Corp.	37,800	2,344,140
Nissin Foods Holdings Co., Ltd.	6,100	316,730
Nitori Holdings Co., Ltd.	5,100	315,972
Nomura Real Estate Master Fund, Inc. REIT	248	311,320
Nomura Research Institute Ltd.	10,800	349,273
NSK Ltd.	86,000	1,226,623
NTN Corp.	62,000	280,083
Obayashi Corp.	46,000	314,808
Oji Holdings Corp.	65,000	246,077
Okasan Securities Group, Inc.	19,000	135,205
Olympus Corp. †	14,400	516,395
Omron Corp.	26,300	1,195,282
Ono Pharmaceutical Co., Ltd.	10,200	905,737
Oriental Land Co., Ltd.	1,600	302,363
Orix JREIT, Inc. REIT	198	248,902
Otsuka Corp.	7,800	310,566
Otsuka Holdings Co., Ltd.	8,900	306,768
Panasonic Corp.	136,300	1,624,475
Rakuten, Inc.	29,300	337,286
Renesas Electronics Corp. †	88,800	762,308
Rohm Co., Ltd.	5,800	365,197
Ryohin Keikaku Co., Ltd.	2,900	345,755
Santen Pharmaceutical Co., Ltd.	6,000	336,006
Seiko Epson Corp.	24,200	1,166,027
Seino Holdings Co., Ltd.	15,000	120,244
Seven & I Holdings Co., Ltd.	10,700	415,015
Seven Bank Ltd.	104,900	427,505
Shimano, Inc.	5,600	681,204
Shimizu Corp.	98,000	773,324
SMC Corp.	3,900	1,075,390

The accompanying notes are an integral part of these financial statements.	(Continued)

88	AQR Funds	Annual Report	September 2014

Schedule of Investments	September 30, 2014

AQR INTERNATIONAL MOMENTUM FUND

	SHARES	VALUE (Note 2)
Japan - 19.7% (continued)
SoftBank Corp.	1,500	$104,773
Square Enix Holdings Co., Ltd.	27,800	589,971
Start Today Co., Ltd.	13,200	286,688
Sumitomo Metal Mining Co., Ltd.	23,000	323,696
Suruga Bank Ltd.	60,000	1,197,119
Suzuki Motor Corp.	10,700	354,868
Sysmex Corp.	7,900	318,125
Taiheiyo Cement Corp.	90,000	339,445
Taisei Corp.	112,000	631,869
Tohoku Electric Power Co., Inc.	26,200	297,773
Tokyo Tatemono Co., Ltd.	34,000	275,498
Topcon Corp.	15,100	344,121
Toshiba TEC Corp.	15,000	97,175
Tosoh Corp.	114,000	462,534
TOTO Ltd.	27,000	297,043
Toyo Seikan Group Holdings Ltd.	17,600	218,188
TS Tech Co., Ltd.	3,800	92,420
Unicharm Corp.	13,800	314,522
United Urban Investment Corp. REIT	158	242,503
USS Co., Ltd.	21,300	325,845
Yaskawa Electric Corp.	24,000	326,153
Yokogawa Electric Corp.	31,400	412,855
Yokohama Rubber Co., Ltd./The	30,000	259,958

		62,958,989

Netherlands - 3.9%
Heineken Holding NV	3,988	263,307
ING Groep NV CVA †	27,702	393,762
Royal Dutch Shell PLC, A Shares	312,566	11,931,484

		12,588,553

Norway - 1.5%
DNB ASA	18,208	340,746
DNO ASA †	191,469	599,537
Golar LNG Ltd.	2,009	136,937
Norsk Hydro ASA	118,965	665,110
Statoil ASA	101,884	2,773,871
Telenor ASA	10,790	236,813

		4,753,014

Portugal - 0.4%
EDP-Energias de Portugal SA	277,945	1,212,022

Singapore - 0.5%
Ascendas Real Estate Investment Trust REIT	30,000	52,918
Dairy Farm International Holdings, Ltd.	6,300	60,015
Jardine Cycle & Carriage Ltd.	6,000	201,643
Jardine Matheson Holdings Ltd.	5,200	309,862
Jardine Strategic Holdings Ltd.	7,000	243,644
Singapore Technologies Engineering Ltd.	155,000	442,953
Super Group Ltd.	114,000	114,057
Thai Beverage PCL	446,000	266,941

		1,692,033

South Africa - 0.0% (a)
Mondi PLC	7,018	114,453

	SHARES	VALUE (Note 2)
Spain - 6.6%
Abertis Infraestructuras SA	55,221	$1,088,931
ACS Actividades de Construccion y Servicios SA	20,728	794,495
Amadeus IT Holding SA, A Shares	15,065	562,396
Banco Bilbao Vizcaya Argentaria SA	163,519	1,968,028
Banco de Sabadell SA	294,510	869,596
Banco Popular Espanol SA	57,683	351,826
Banco Santander SA	554,817	5,311,613
Bankia SA †	353,275	657,226
CaixaBank SA	166,608	1,013,062
Endesa SA	17,755	701,179
Ferrovial SA	73,647	1,424,816
Gas Natural SDG SA	78,089	2,297,120
Grifols SA	7,190	293,826
Iberdrola SA	341,348	2,439,919
Repsol SA	14,331	339,990
Telefonica SA	58,883	909,401

		21,023,424

Sweden - 2.2%
Assa Abloy AB, Class B	8,380	430,628
Hennes & Mauritz AB, B Shares	13,572	561,202
ICA Gruppen AB	8,456	275,820
Investment AB Kinnevik, B Shares	19,973	720,237
Investor AB, B Shares	25,444	895,874
Meda AB, A Shares	19,677	275,752
NCC AB, B Shares	9,222	305,259
Nordea Bank AB	31,440	407,570
Skandinaviska Enskilda Banken AB, Class A	112,103	1,491,490
Skanska AB, B Shares	55,470	1,143,972
Trelleborg AB, B Shares	31,271	540,458

		7,048,262

Switzerland - 3.7%
Actelion Ltd. †	13,065	1,530,252
Adecco SA †	5,817	393,235
EMS-Chemie Holding AG	2,370	980,698
Geberit AG	236	76,066
Givaudan SA †	1,085	1,729,489
Novartis AG	41,555	3,913,167
Partners Group Holding AG	2,955	776,674
Schindler Holding AG	1,395	188,960
SGS SA	215	444,825
Swiss Life Holding AG †	1,641	391,040
Swisscom AG	2,067	1,171,643
Wolseley PLC	4,707	246,548

		11,842,597

United Kingdom - 9.2%
Aberdeen Asset Management PLC	54,480	351,478
Aggreko PLC	7,256	181,608
ARM Holdings PLC	49,237	717,344
Ashtead Group PLC	21,861	367,765
Associated British Foods PLC	38,037	1,648,866
AstraZeneca PLC	50,337	3,607,293
Aviva PLC	36,331	307,363
Barratt Developments PLC	70,000	447,632

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2014	89

Schedule of Investments	September 30, 2014

AQR INTERNATIONAL MOMENTUM FUND

	SHARES	VALUE (Note 2)
United Kingdom - 9.2% (continued)
BG Group PLC	2,230	$41,168
Booker Group PLC	95,443	188,483
BT Group PLC	456,310	2,799,009
Bunzl PLC	7,883	205,112
Compass Group PLC	39,030	629,523
Croda International PLC	3,164	104,923
Daily Mail & General Trust PLC, Class A	8,278	102,431
Diageo PLC	46,529	1,341,996
easyJet PLC	20,601	474,069
Experian PLC	34,548	548,982
G4S PLC	22,026	89,314
GlaxoSmithKline PLC	913	20,857
Hargreaves Lansdown PLC	13,845	211,297
HSBC Holdings PLC	50,345	511,570
IMI PLC	3,733	74,234
Imperial Tobacco Group PLC	8,078	347,806
International Consolidated Airlines Group SA †	46,475	275,882
Intertek Group PLC	2,171	92,006
ITV PLC	212,597	713,832
Johnson Matthey PLC	2,582	121,759
Kingfisher PLC	42,770	223,682
Legal & General Group PLC	152,969	566,035
Meggitt PLC	17,966	131,044
National Grid PLC	13,628	195,901
Next PLC	14,657	1,568,813
Old Mutual PLC	139,415	408,941
Pearson PLC	15,946	320,248
Petrofac Ltd.	14,632	245,174
Prudential PLC	66,530	1,479,052
Reckitt Benckiser Group PLC	3,848	332,689
Reed Elsevier NV	33,176	752,642
Rexam PLC	10,109	80,360
Rolls-Royce Holdings PLC †	35,118	546,564
SABMiller PLC	32,301	1,790,053
Sage Group PLC/The	13,549	80,030
Severn Trent PLC	3,568	108,404
Smith & Nephew PLC	5,401	90,854
Sports Direct International PLC †	36,611	365,819
SSE PLC	8,866	222,008
Standard Life PLC	68,289	456,931
Tate & Lyle PLC	14,485	138,069
Taylor Wimpey PLC	181,134	329,543
Tullow Oil PLC	11,125	115,990
United Utilities Group PLC	13,217	172,651
Whitbread PLC	10,735	721,347
WPP PLC	74,106	1,484,604

		29,451,050

TOTAL COMMON STOCKS (cost $292,875,931)		310,224,943

RIGHTS - 0.0% (a)
Italy - 0.0% (a)
Fiat SpA (3)†(b)	96,042	—

	SHARES	VALUE (Note 2)

Spain - 0.0% (a)
Banco Bilbao Vizcaya Argentaria SA †	199,846	$19,941
Banco Popular Espanol SA †	109,708	1,524

		21,465

TOTAL RIGHTS (cost $—)		21,465

TOTAL INVESTMENTS - 97.0% (cost $292,875,931)		310,246,408

OTHER ASSETS IN EXCESS OF LIABILITIES - 3.0% (c)		9,742,134

NET ASSETS - 100.0%		$319,988,542

†	Non income-producing security.
(a)	Represents less than 0.05 percent of net assets.
(b)	Security fair valued as of September 30, 2014 using procedures approved by the Board of Trustees. The total value of positions fair valued was $0 or 0.0% of total net assets.
(c)	Includes depreciation on futures contracts.

All securities are Level 2 with respect to ASC 820, unless otherwise noted in parentheses.

(1)	Level 1 security (See Note 4).
(3)	Level 3 security (See Note 4).

The following abbreviations are used in portfolio descriptions:

CVA - Dutch Certificate of Shares

REIT - Real Estate Investment Trust

SECTOR	VALUE	% OF NET ASSETS
Consumer Discretionary	$36,883,554	11.5%
Consumer Staples	15,286,607	4.8
Energy	45,361,600	14.2
Financials	71,449,057	22.4
Health Care	31,280,672	9.8
Industrials	43,274,939	13.5
Information Technology	22,019,088	6.9
Materials	14,095,703	4.4
Telecommunication Services	13,505,398	4.2
Utilities	17,089,790	5.3

Total Investments	310,246,408	97.0
Other Assets in Excess of Liabilities (c)	9,742,134	3.0

Net Assets	$319,988,542	100.0%

The accompanying notes are an integral part of these financial statements.	(Continued)

90	AQR Funds	Annual Report	September 2014

Schedule of Investments	September 30, 2014

AQR INTERNATIONAL MOMENTUM FUND

Open futures contracts outstanding at September 30, 2014:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT SEPTEMBER 30, 2014	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
85	Barclays Capital	MSCI EAFE Mini Index Futures	12/2014	$7,822,377	$7,818,725	$(3,652)

Cash held as collateral at Barclays Capital for futures contracts was $343,591 at September 30, 2014.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	September 2014	91

Schedule of Investments	September 30, 2014

AQR EMERGING MOMENTUM FUND

COMMON STOCKS - 97.3%	SHARES	VALUE (Note 2)
Brazil - 10.1%
B2W Cia Digital (1)†	1,100	$14,659
Banco Bradesco SA ADR (1)	7,200	102,600
Banco do Brasil SA (1)	5,200	54,087
BB Seguridade Participacoes SA (1)	4,800	63,320
Centrais Eletricas Brasileiras SA (1)	3,900	10,468
CETIP SA - Mercados Organizados (1)	900	11,178
Cia Energetica de Minas Gerais ADR (1)	2,100	13,083
Cia Siderurgica Nacional SA ADR (1)	1,900	6,745
Cielo SA (1)	4,000	65,089
Estacio Participacoes SA (1)	2,600	27,054
Itau Unibanco Holding SA ADR (1)	13,540	187,935
JBS SA (1)	3,800	14,314
Kroton Educacional SA (1)	8,400	52,780
Petroleo Brasileiro SA ADR (1)	4,900	72,961
Porto Seguro SA (1)	700	8,150
Qualicorp SA (1)†	900	8,905
Tim Participacoes SA ADR (1)	700	18,340
WEG SA (1)	1,200	14,036

		745,704

Chile - 0.5%
Banco Santander Chile ADR (1)	1,100	24,299
Corpbanca SA (1)	1,089,380	13,914

		38,213

China - 18.9%
AAC Technologies Holdings, Inc.	6,500	37,662
Anhui Conch Cement Co., Ltd., H Shares	7,000	22,339
ANTA Sports Products Ltd.	9,000	18,289
AviChina Industry & Technology Co., Ltd., H Shares	12,000	8,568
Byd Co., Ltd., H Shares	7,000	46,340
China CITIC Bank Corp. Ltd., H Shares	38,000	23,022
China International Marine Containers Group Co., Ltd.	8,400	17,299
China Mengniu Dairy Co., Ltd.	4,000	16,460
China Merchants Bank Co., Ltd., H Shares	12,500	21,340
China Oilfield Services Ltd., H Shares	8,000	21,078
China Petroleum & Chemical Corp. ADR (1)	2,500	218,400
CSR Corp. Ltd., H Shares	19,000	16,702
Dongfeng Motor Group Co., Ltd., H Shares	12,000	19,676
ENN Energy Holdings Ltd.	6,000	39,256
Evergrande Real Estate Group Ltd.	24,000	9,016
Fosun International Ltd.	27,500	33,009
GOME Electrical Appliances Holding Ltd.	91,000	14,729
Great Wall Motor Co., Ltd., H Shares	2,000	7,751
Guangzhou Automobile Group Co., Ltd., H Shares	12,000	11,594
Haitian International Holdings Ltd.	5,000	11,341
Haitong Securities Co., Ltd. H Shares	14,400	22,192
Kingsoft Corp. Ltd.	5,000	11,843
Lenovo Group Ltd.	46,000	68,517
PetroChina Co., Ltd. ADR (1)	1,200	154,212
PICC Property & Casualty Co., Ltd., H Shares	14,000	24,834
Ping An Insurance Group Co. of China Ltd. H Shares	5,500	41,266

	SHARES	VALUE (Note 2)
China - 18.9% (continued)
Shanghai Fosun Pharmaceutical Group Co., Ltd., H Shares	9,000	$28,960
Shenzhou International Group Holdings Ltd.	2,000	6,430
Sihuan Pharmaceutical Holdings Group Ltd.	36,000	26,963
Sinopec Shanghai Petrochemical Co., Ltd., H Shares	54,000	17,839
Tencent Holdings Ltd.	21,500	319,951
Tingyi Cayman Islands Holding Corp.	2,000	5,254
Want Want China Holdings Ltd.	12,000	14,984
Zhejiang Expressway Co., Ltd., H Shares	8,000	8,128
ZHuzhou CSR Times Electric Co., Ltd., H Shares	2,500	9,654
ZTE Corp., H Shares	10,000	22,180

		1,397,078

Hong Kong - 6.7%
Beijing Enterprises Holdings Ltd.	5,000	42,898
Beijing Enterprises Water Group Ltd.	58,000	39,223
Brilliance China Automotive Holdings Ltd.	28,000	48,932
China Everbright International Ltd.	14,000	18,511
China Gas Holdings Ltd.	26,000	43,146
China Resources Cement Holdings Ltd.	22,000	15,050
China Resources Gas Group Ltd.	4,000	10,824
China Resources Power Holdings Co., Ltd.	8,000	21,555
China State Construction International Holdings Ltd.	8,000	11,893
Citic 21CN Co., Ltd. †	14,000	8,507
CITIC Ltd.	21,000	35,101
CSPC Pharmaceutical Group Ltd.	40,000	33,171
Far East Horizon Ltd.	10,000	8,954
GCL-Poly Energy Holdings Ltd. †	120,000	43,986
Guangdong Investment Ltd.	32,000	37,408
Haier Electronics Group Co., Ltd.	6,000	15,735
Hanergy Solar Group Ltd. †	86,000	15,827
New World China Land Ltd.	54,000	30,593
Sino Biopharmaceutical Ltd.	16,000	15,923

		497,237

Hungary - 0.2%
Richter Gedeon Nyrt	700	10,931

India - 6.7%
Dr. Reddy’s Laboratories Ltd. ADR (1)	500	26,275
HDFC Bank Ltd. ADR (1)	2,400	111,792
ICICI Bank Ltd. ADR (1)	1,600	78,560
Infosys Ltd. ADR (1)	100	6,049
Reliance Industries Ltd. GDR (a)	2,294	69,978
State Bank of India GDR	1,588	125,006
Tata Motors Ltd. ADR (1)	1,500	65,565
Wipro Ltd. ADR (1)	1,200	14,592

		497,817

Indonesia - 3.9%
Adaro Energy Tbk PT	174,000	16,749
Astra Agro Lestari Tbk PT	3,900	7,355
Astra International Tbk PT	60,100	34,727

The accompanying notes are an integral part of these financial statements.	(Continued)

92	AQR Funds	Annual Report	September 2014

Schedule of Investments	September 30, 2014

AQR EMERGING MOMENTUM FUND

	SHARES	VALUE (Note 2)
Indonesia - 3.9% (continued)
Bank Central Asia Tbk PT	19,200	$20,605
Bank Mandiri Persero Tbk PT	50,900	42,095
Bank Rakyat Indonesia Persero Tbk PT	54,100	46,248
Kalbe Farma Tbk PT	150,200	20,913
Matahari Department Store Tbk PT	6,400	8,525
Telekomunikasi Indonesia Persero Tbk PT	172,800	41,395
Tower Bersama Infrastructure Tbk PT	20,800	13,678
Unilever Indonesia Tbk PT	4,100	10,660
United Tractors Tbk PT	15,000	24,496

		287,446

Korea, Republic of - 11.3%
Amorepacific Corp.	12	27,161
AMOREPACIFIC Group	18	19,923
Celltrion, Inc. †	362	16,764
Coway Co., Ltd.	283	22,571
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	450	8,629
Dongbu Insurance Co., Ltd.	209	11,759
E-Mart Co., Ltd.	76	16,607
GS Engineering & Construction Corp. †	250	8,683
Halla Visteon Climate Control Corp.	230	11,140
Hankook Tire Co., Ltd.	266	12,961
Hotel Shilla Co., Ltd.	154	17,443
Hyosung Corp.	150	10,741
Hyundai Development Co.-Engineering & Construction	320	12,910
Hyundai Glovis Co., Ltd.	54	16,465
Hyundai Mipo Dockyard Co., Ltd.	64	7,496
Hyundai Mobis Co., Ltd.	123	29,945
Hyundai Motor Co.	178	32,071
Hyundai Wia Corp.	52	10,581
KCC Corp.	25	17,021
Korea Aerospace Industries Ltd.	240	9,259
Korea Electric Power Corp.	780	35,452
Korea Zinc Co., Ltd.	40	14,747
Korean Air Lines Co., Ltd. †	210	7,150
KT&G Corp.	430	38,482
LG Innotek Co., Ltd. †	60	6,537
Lotte Chemical Corp.	53	7,041
LS Industrial Systems Co., Ltd.	89	4,947
NAVER Corp.	118	90,138
OCI Co., Ltd. †	75	9,228
Paradise Co., Ltd.	538	17,584
S-1 Corp.	129	9,953
Samsung C&T Corp.	503	35,974
Samsung SDI Co., Ltd.	117	13,549
Shinhan Financial Group Co., Ltd.	419	19,289
SK C&C Co., Ltd.	98	22,502
SK Holdings Co., Ltd.	85	15,195
SK Hynix, Inc. †	2,401	106,271
SK Networks Co., Ltd. †	1,070	10,733
SK Telecom Co., Ltd. ADR (1)	1,600	48,544

		833,446

Malaysia - 2.7%
Dialog Group BHD	19,756	10,356
DiGi.Com Bhd	16,300	29,072

	SHARES	VALUE (Note 2)
Malaysia - 2.7% (continued)
Genting Plantations Bhd	2,100	$6,339
IJM Corp. Bhd	4,000	7,894
IOI Corp. Bhd	9,800	14,368
Malaysia Airports Holdings Bhd	3,800	8,683
MISC Bhd	4,900	10,082
Petronas Gas Bhd	1,700	11,905
Public Bank Bhd	8,000	46,087
Telekom Malaysia Bhd	5,500	11,071
Tenaga Nasional Bhd	12,000	45,315

		201,172

Mexico - 2.1%
Alfa SAB de CV, Class A (1)	3,900	13,349
America Movil SAB de CV, Series L ADR (1)	800	20,160
Fibra Uno Administracion SA de CV REIT (1)	5,200	17,117
Genomma Lab Internacional SAB de CV, Class B (1)†	4,300	10,332
Gruma SAB de CV, Class B (1)†	2,000	21,351
Grupo Aeroportuario del Pacifico SAB de CV, Class B (1)	2,100	14,180
Grupo Financiero Banorte SAB de CV, Class O (1)	500	3,193
Grupo Financiero Inbursa SAB de CV, Class O (1)	11,900	34,122
Promotora y Operadora de Infraestructura SAB de CV (1)†	1,500	20,620

		154,424

Peru - 0.2%
Credicorp Ltd. (1)	100	15,339

Poland - 1.5%
Bank Handlowy w Warszawie SA	235	8,850
Bank Millennium SA	4,098	10,849
Bank Zachodni WBK SA	139	16,542
Enea SA	1,321	6,465
mBank	78	11,569
Orange Polska SA	3,955	13,887
PGE SA	5,200	32,852
Tauron Polska Energia SA	6,130	9,918

		110,932

Russia - 0.9%
Magnit OJSC GDR	381	21,915
MMC Norilsk Nickel OJSC ADR (1)	2,011	37,365
Sistema JSFC GDR	665	4,561

		63,841

South Africa - 11.1%
African Rainbow Minerals Ltd.	424	5,370
Anglo American Platinum Ltd. †	648	20,972
AngloGold Ashanti Ltd. ADR (1)†	700	8,400
Aspen Pharmacare Holdings Ltd.	1,581	47,074
Assore Ltd.	215	4,093
Barclays Africa Group Ltd.	1,152	15,706
Barloworld Ltd.	881	7,215

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2014	93

Schedule of Investments	September 30, 2014

AQR EMERGING MOMENTUM FUND

	SHARES	VALUE (Note 2)
South Africa - 11.1% (continued)
Bidvest Group Ltd./The	754	$19,079
Coronation Fund Managers Ltd.	1,528	13,069
FirstRand Ltd.	11,385	43,324
Impala Platinum Holdings Ltd. †	1,336	10,279
Investec Ltd.	1,176	9,857
Life Healthcare Group Holdings Ltd.	2,629	10,364
MMI Holdings Ltd.	3,947	9,157
Mr Price Group Ltd.	732	13,747
MTN Group Ltd.	5,189	109,401
Naspers Ltd., N Shares	1,267	138,766
Nedbank Group Ltd.	894	17,300
Netcare Ltd.	4,175	11,670
Northam Platinum Ltd. †	1,457	4,741
Pick n Pay Stores Ltd.	1,524	7,111
Rand Merchant Insurance Holdings Ltd.	2,948	9,249
Remgro Ltd.	811	16,349
RMB Holdings Ltd.	2,284	11,442
Sanlam Ltd.	7,451	43,002
Sappi Ltd. †	2,774	10,881
Sasol Ltd. ADR (1)	1,900	103,531
Standard Bank Group Ltd.	3,718	42,964
Steinhoff International Holdings Ltd.	8,799	42,141
Vodacom Group Ltd.	1,012	11,647

		817,901

Taiwan - 15.9%
Advanced Semiconductor Engineering, Inc.	19,000	22,193
Advantech Co., Ltd.	2,198	15,511
Asia Cement Corp.	8,160	10,422
Asustek Computer, Inc.	2,000	19,085
Catcher Technology Co., Ltd.	2,000	18,524
Cathay Financial Holding Co., Ltd.	33,600	54,613
Chang Hwa Commercial Bank Ltd.	27,540	16,876
Clevo Co.	3,000	5,291
Compal Electronics, Inc.	18,000	13,466
CTBC Financial Holding Co., Ltd.	22,813	15,322
Delta Electronics, Inc.	6,000	37,904
E.Sun Financial Holding Co., Ltd.	23,961	14,529
Eclat Textile Co., Ltd.	1,040	9,443
Epistar Corp.	5,000	9,341
First Financial Holding Co., Ltd.	23,540	14,169
Formosa International Hotels Corp.	1,100	11,669
Formosa Plastics Corp.	12,000	28,441
Formosa Taffeta Co., Ltd.	7,000	6,869
Giant Manufacturing Co., Ltd.	1,000	7,787
Highwealth Construction Corp.	3,000	4,786
Hiwin Technologies Corp.	1,030	9,185
Hon Hai Precision Industry Co., Ltd.	42,560	134,053
Hotai Motor Co., Ltd.	1,000	13,607
Inotera Memories, Inc. †	19,000	28,108
Inventec Corp.	16,000	10,406
Kinsus Interconnect Technology Corp.	2,000	7,423
MediaTek, Inc.	4,000	59,239
Merida Industry Co., Ltd.	1,050	7,311
Nan Ya Plastics Corp.	1,000	2,189
Pou Chen Corp.	13,000	14,442
President Chain Store Corp.	2,000	14,340

	SHARES	VALUE (Note 2)
Taiwan - 15.9% (continued)
Quanta Computer, Inc.	10,000	$25,383
Radiant Opto-Electronics Corp.	3,000	11,867
Realtek Semiconductor Corp.	3,000	10,653
Ruentex Industries Ltd.	3,000	6,667
ScinoPharm Taiwan Ltd. †	3,120	6,399
SiliConware Precision Industries Co.	12,000	16,480
Taishin Financial Holding Co., Ltd.	31,880	14,921
Taiwan Cement Corp.	14,000	20,837
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (1)	19,500	393,510
Teco Electric and Machinery Co., Ltd.	10,000	10,269
Walsin Lihwa Corp. †	17,000	5,583
WPG Holdings Ltd.	6,000	7,340
Zhen Ding Technology Holding Ltd.	3,000	8,676

		1,175,129

Thailand - 3.4%
Airports of Thailand PCL NVDR	2,000	14,703
Bangkok Dusit Medical Services PCL NVDR	32,000	18,224
Banpu PCL NVDR	17,600	15,996
Bumrungrad Hospital PCL NVDR	4,700	19,078
CP ALL PCL NVDR	25,900	35,699
Indorama Ventures PCL NVDR	18,400	14,431
Kasikornbank PCL NVDR	5,300	38,334
Krung Thai Bank PCL NVDR	25,300	18,443
Minor International PCL NVDR	17,600	20,093
Siam Commercial Bank PCL (The) NVDR	6,300	35,291
True Corp. PCL NVDR †	56,700	20,773

		251,065

Turkey - 1.2%
Enka Insaat ve Sanayi AS	4,549	10,391
Eregli Demir ve Celik Fabrikalari TAS	20,874	38,771
KOC Holding AS	3,689	17,050
TAV Havalimanlari Holding AS	1,882	15,111
Ulker Biskuvi Sanayi AS	1,630	10,779

		92,102

TOTAL COMMON STOCKS (cost $7,332,420)		7,189,777

PREFERRED STOCKS - 0.7%
Brazil - 0.7%
Cia Energetica de Sao Paulo, Series B (1)	900	9,747
Itausa - Investimentos Itau SA (1)	11,400	43,407

TOTAL PREFERRED STOCKS (cost $56,454)		53,154

EXCHANGE-TRADED FUNDS - 0.9%
iShares MSCI Emerging Markets ETF (1)
(cost $67,331)	1,554	64,584

The accompanying notes are an integral part of these financial statements.	(Continued)

94	AQR Funds	Annual Report	September 2014

Schedule of Investments	September 30, 2014

AQR EMERGING MOMENTUM FUND

	SHARES	VALUE (Note 2)

MONEY MARKET FUNDS - 1.9%
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 0.000% (b)
(cost $136,788)	136,788	$136,788

TOTAL INVESTMENTS - 100.8% (cost $7,592,993)		7,444,303

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.8%)		(55,583)

NET ASSETS - 100.0%		$7,388,720

†	Non income-producing security.

(a)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund Advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.
(b)	Represents annualized seven-day yield as of September 30, 2014.

All securities are Level 2 with respect to ASC 820, unless otherwise noted in parentheses.

(1)	Level 1 security (See Note 4).

The following abbreviations are used in portfolio descriptions:

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

NVDR - Non-Voting Depositary Receipt

REIT - Real Estate Investment Trust

SECTOR	VALUE	% OF NET ASSETS
Consumer Discretionary	$839,623	11.4%
Consumer Staples	303,104	4.1
Energy	672,905	9.1
Exchange-Traded Funds	64,584	0.9
Financials	1,767,832	23.8
Health Care	311,948	4.2
Industrials	576,793	7.8
Information Technology	1,699,146	23.0
Materials	353,930	4.8
Telecommunication Services	351,035	4.8
Utilities	366,615	5.0
Money Market Funds	136,788	1.9

Total Investments	7,444,303	100.8
Liabilities in Excess of Other Assets	(55,583)	(0.8)

Net Assets	$7,388,720	100.0%

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	September 2014	95

Schedule of Investments	September 30, 2014

AQR TAX-MANAGED MOMENTUM FUND

COMMON STOCKS - 98.6%	SHARES	VALUE (Note 2)
Consumer Discretionary - 12.2%
Amazon.com, Inc. †	359	$115,756
Bed Bath & Beyond, Inc. †	101	6,649
Best Buy Co., Inc.	4,648	156,126
BorgWarner, Inc.	5,288	278,202
Brunswick Corp.	1,969	82,974
Carter’s, Inc.	616	47,752
CBS Corp., Class B	8,044	430,354
Charter Communications, Inc., Class A †	500	75,685
Chipotle Mexican Grill, Inc. †	642	427,951
Cinemark Holdings, Inc.	322	10,961
Coach, Inc.	66	2,350
Comcast Corp., Class A	3,851	207,107
Conn’s, Inc. †	553	16,739
Dana Holding Corp.	2,784	53,369
DISH Network Corp., Class A †	6,730	434,623
Dollar Tree, Inc. †	941	52,762
DSW, Inc., Class A	330	9,936
Ford Motor Co.	2,821	41,723
Gannett Co., Inc.	2,894	85,865
Gap, Inc./The	868	36,187
Genuine Parts Co.	74	6,491
GNC Holdings, Inc., Class A	2,197	85,112
Goodyear Tire & Rubber Co./The	5,468	123,495
Groupon, Inc. †	12,576	84,008
H&R Block, Inc.	1,923	59,632
Hanesbrands, Inc.	900	96,696
Harman International Industries, Inc.	1,600	156,864
HSN, Inc.	187	11,476
Johnson Controls, Inc.	8,535	375,540
L Brands, Inc.	139	9,310
Las Vegas Sands Corp.	11,882	739,179
LKQ Corp. †	2,515	66,874
Lowe’s Cos., Inc.	6,604	349,484
Macy’s, Inc.	1,624	94,484
Madison Square Garden Co./The, Class A †	948	62,682
Marriott International, Inc., Class A	1,800	125,820
MGM Resorts International †	8,767	199,712
Mohawk Industries, Inc. †	936	126,192
Netflix, Inc. †	1,239	559,012
NIKE, Inc., Class B	248	22,122
O’Reilly Automotive, Inc. †	600	90,216
Panera Bread Co., Class A †	24	3,905
PetSmart, Inc.	64	4,486
Polaris Industries, Inc.	1,008	150,988
Priceline Group, Inc./The †	679	786,676
PulteGroup, Inc.	2,843	50,207
Ralph Lauren Corp.	40	6,589
Rent-A-Center, Inc.	182	5,524
Sally Beauty Holdings, Inc. †	147	4,023
Service Corp. International	1,360	28,750
Signet Jewelers Ltd.	800	91,128
Standard Pacific Corp. †	4,289	32,125
Starbucks Corp.	8,251	622,620
Tenneco, Inc. †	1,200	62,772
Tesla Motors, Inc. †	2,106	511,084
TJX Cos., Inc./The	6,403	378,866
TripAdvisor, Inc. †	2,429	222,059

	SHARES	VALUE (Note 2)
Consumer Discretionary - 12.2% (continued)
Twenty-First Century Fox, Inc., Class A	9,184	$314,919
Ulta Salon Cosmetics & Fragrance, Inc. †	50	5,909
Under Armour, Inc., Class A †	5,190	358,629
VF Corp.	5,956	393,275
Viacom, Inc., Class B	3,706	285,140
Visteon Corp. †	548	53,293
Walt Disney Co./The	16,958	1,509,771
Weight Watchers International, Inc. †	51	1,399
Whirlpool Corp.	872	127,007
Wynn Resorts Ltd.	1,855	347,033
Yum! Brands, Inc.	243	17,491

		12,393,140

Consumer Staples - 4.4%
Altria Group, Inc.	8,400	385,896
Archer-Daniels-Midland Co.	2,109	107,770
Church & Dwight Co., Inc.	85	5,964
Coca-Cola Co./The	102	4,351
Colgate-Palmolive Co.	310	20,218
ConAgra Foods, Inc.	549	18,139
Constellation Brands, Inc., Class A †	4,163	362,847
CVS Health Corp.	11,100	883,449
Estee Lauder Cos., Inc./The, Class A	151	11,283
Flowers Foods, Inc.	1,538	28,238
General Mills, Inc.	150	7,567
Hershey Co./The	95	9,066
JM Smucker Co./The	179	17,719
Keurig Green Mountain, Inc.	2,927	380,891
Kroger Co./The	3,400	176,800
Mondelez International, Inc., Class A	9,635	330,143
Nu Skin Enterprises, Inc., Class A	1,053	47,417
Philip Morris International, Inc.	37	3,086
Pilgrim’s Pride Corp. †	3,191	97,517
PriceSmart, Inc.	417	35,712
Reynolds American, Inc.	5,832	344,088
Rite Aid Corp. †	28,118	136,091
TreeHouse Foods, Inc. †	39	3,139
Tyson Foods, Inc., Class A	5,589	220,039
Walgreen Co.	12,735	754,803
WhiteWave Foods Co./The †	2,600	94,458
Whole Foods Market, Inc.	270	10,290

		4,496,981

Energy - 12.3%
Anadarko Petroleum Corp.	60	6,086
Baker Hughes, Inc.	8,700	566,022
Cabot Oil & Gas Corp.	1,849	60,444
Cameron International Corp. †	587	38,965
CARBO Ceramics, Inc.	600	35,538
Cheniere Energy, Inc. †	5,910	472,977
Chesapeake Energy Corp.	5,715	131,388
Chevron Corp.	66	7,875
Cimarex Energy Co.	1,673	211,685
Concho Resources, Inc. †	1,700	213,163
ConocoPhillips	17,535	1,341,778
CONSOL Energy, Inc.	1,900	71,934
Continental Resources, Inc. †	7,390	491,287
Devon Energy Corp.	6,000	409,080

The accompanying notes are an integral part of these financial statements.	(Continued)

96	AQR Funds	Annual Report	September 2014

Schedule of Investments	September 30, 2014

AQR TAX-MANAGED MOMENTUM FUND

	SHARES	VALUE (Note 2)
Energy - 12.3% (continued)
Diamondback Energy, Inc. †	2,100	$157,038
Energen Corp.	1,000	72,240
EOG Resources, Inc.	9,784	968,812
EQT Corp.	1,900	173,926
FMC Technologies, Inc. †	64	3,476
Golar LNG Ltd. (Norway)	1,500	99,600
Gulfport Energy Corp. †	2,749	146,797
Halliburton Co.	16,583	1,069,769
Helix Energy Solutions Group, Inc. †	1,805	39,818
Helmerich & Payne, Inc.	3,100	303,397
Hess Corp.	5,463	515,270
HollyFrontier Corp.	304	13,279
Key Energy Services, Inc. †	134	649
National Oilwell Varco, Inc.	1,200	91,320
Noble Energy, Inc.	3,530	241,311
Oasis Petroleum, Inc. †	1,413	59,078
Oceaneering International, Inc.	607	39,558
ONEOK, Inc.	1,300	85,215
Phillips 66	8,810	716,341
Pioneer Natural Resources Co.	2,956	582,243
Range Resources Corp.	261	17,698
Rosetta Resources, Inc. †	40	1,782
Schlumberger Ltd.	19,000	1,932,110
Spectra Energy Corp.	2,100	82,446
Targa Resources Corp.	1,698	231,217
Valero Energy Corp.	5,950	275,307
Whiting Petroleum Corp. †	1,200	93,060
Williams Cos., Inc./The	8,269	457,689
World Fuel Services Corp.	52	2,076

		12,530,744

Financials - 5.7%
American Campus Communities, Inc. REIT	63	2,296
American Express Co.	4,897	428,683
American Financial Group, Inc.	1,065	61,653
Ameriprise Financial, Inc.	1,200	148,056
Arch Capital Group Ltd. †	267	14,610
AvalonBay Communities, Inc. REIT	37	5,216
BB&T Corp.	375	13,954
Berkshire Hathaway, Inc., Class B †	223	30,805
Boston Properties, Inc. REIT	39	4,515
Capital One Financial Corp.	3,817	311,544
CBOE Holdings, Inc.	1,623	86,871
Charles Schwab Corp./The	15,032	441,790
Chubb Corp./The	190	17,305
CME Group, Inc.	3,213	256,895
Comerica, Inc.	1,500	74,790
Crown Castle International Corp. REIT	380	30,601
Discover Financial Services	3,539	227,876
E*TRADE Financial Corp. †	5,200	117,468
Erie Indemnity Co., Class A	32	2,426
Fifth Third Bancorp	14,000	280,280
First Republic Bank/CA	1,400	69,132
General Growth Properties, Inc. REIT	6,139	144,573
Genworth Financial, Inc., Class A †	11,373	148,986
Hartford Financial Services Group, Inc./The	3,282	122,255

	SHARES	VALUE (Note 2)
Financials - 5.7% (continued)
Howard Hughes Corp./The †	460	$69,000
Huntington Bancshares, Inc.	10,400	101,192
Intercontinental Exchange, Inc.	600	117,030
KeyCorp	8,100	107,973
Lincoln National Corp.	2,367	126,824
LPL Financial Holdings, Inc.	1,500	69,075
McGraw Hill Financial, Inc.	2,820	238,149
MetLife, Inc.	1,644	88,316
Moody’s Corp.	2,313	218,579
Morgan Stanley	1,692	58,492
Ocwen Financial Corp. †	1,081	28,301
Principal Financial Group, Inc.	1,500	78,705
ProAssurance Corp.	66	2,909
Prudential Financial, Inc.	3,393	298,380
Public Storage REIT	117	19,403
Regions Financial Corp.	4,459	44,768
Signature Bank †	600	67,236
State Street Corp.	3,050	224,511
SunTrust Banks, Inc.	3,600	136,908
SVB Financial Group †	700	78,463
Tanger Factory Outlet Centers, Inc. REIT	263	8,605
Taubman Centers, Inc. REIT	130	9,490
Travelers Cos., Inc./The	301	28,276
Ventas, Inc. REIT	229	14,187
Washington Prime Group, Inc. REIT	47	822
Wells Fargo & Co.	9,800	508,326
Weyerhaeuser Co. REIT	768	24,468
WR Berkley Corp.	97	4,637

		5,815,605

Health Care - 13.1%
AbbVie, Inc.	5,947	343,499
ACADIA Pharmaceuticals, Inc. †	3,700	91,612
Actavis PLC †	1,185	285,917
Aetna, Inc.	3,281	265,761
Agilent Technologies, Inc.	1,300	74,074
Alexion Pharmaceuticals, Inc. †	3,280	543,890
Align Technology, Inc. †	1,400	72,352
Alnylam Pharmaceuticals, Inc. †	2,169	169,399
AmerisourceBergen Corp.	990	76,527
Arena Pharmaceuticals, Inc. †	1,886	7,902
athenahealth, Inc. †	1,017	133,929
Biogen Idec, Inc. †	3,098	1,024,849
BioMarin Pharmaceutical, Inc. †	771	55,635
Boston Scientific Corp. †	19,171	226,410
Bristol-Myers Squibb Co.	7,279	372,539
Cardinal Health, Inc.	3,661	274,282
Celgene Corp. †	1,230	116,579
Cepheid †	1,365	60,101
Cerner Corp. †	787	46,882
Cigna Corp.	2,422	219,651
DexCom, Inc. †	2,200	87,978
Endo International PLC (Ireland) †	1,372	93,762
Gilead Sciences, Inc. †	19,387	2,063,746
HCA Holdings, Inc. †	5,140	362,473
Humana, Inc.	2,600	338,754
Illumina, Inc. †	2,631	431,274
Incyte Corp. †	4,491	220,284

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2014	97

Schedule of Investments	September 30, 2014

AQR TAX-MANAGED MOMENTUM FUND

	SHARES	VALUE (Note 2)
Health Care - 13.1% (continued)
Intercept Pharmaceuticals, Inc. †	500	$118,345
Intuitive Surgical, Inc. †	26	12,007
Isis Pharmaceuticals, Inc. †	3,547	137,730
Jazz Pharmaceuticals PLC †	22	3,532
McKesson Corp.	3,504	682,124
Medidata Solutions, Inc. †	3,410	151,029
Medivation, Inc. †	1,200	118,644
Medtronic, Inc.	1,610	99,739
Merck & Co., Inc.	8,400	497,952
Mylan, Inc. †	4,773	217,124
NPS Pharmaceuticals, Inc. †	1,900	49,400
Perrigo Co. PLC (Ireland)	47	7,059
Pfizer, Inc.	759	22,444
Pharmacyclics, Inc. †	1,859	218,302
Puma Biotechnology, Inc. †	1,000	238,570
Regeneron Pharmaceuticals, Inc. †	1,039	374,580
Salix Pharmaceuticals Ltd. †	1,186	185,301
St. Jude Medical, Inc.	2,465	148,220
Tenet Healthcare Corp. †	1,805	107,199
Thermo Fisher Scientific, Inc.	5,346	650,608
UnitedHealth Group, Inc.	5,630	485,588
Vertex Pharmaceuticals, Inc. †	1,688	189,579
WellPoint, Inc.	4,464	533,984

		13,309,121

Industrials - 15.2%
3M Co.	8,200	1,161,776
A. O. Smith Corp.	2,198	103,921
Acuity Brands, Inc.	600	70,626
Alaska Air Group, Inc.	1,412	61,478
Avis Budget Group, Inc. †	4,091	224,555
B/E Aerospace, Inc. †	2,772	232,682
Boeing Co./The	6,711	854,847
Caterpillar, Inc.	6,500	643,695
Chart Industries, Inc. †	899	54,956
CLARCOR, Inc.	41	2,586
Clean Harbors, Inc. †	45	2,426
Colfax Corp. †	1,100	62,667
Copart, Inc. †	321	10,052
Cummins, Inc.	2,472	326,255
Delta Air Lines, Inc.	19,305	697,876
Donaldson Co., Inc.	84	3,413
Dover Corp.	2,493	200,263
Fastenal Co.	131	5,882
FedEx Corp.	6,737	1,087,689
Flowserve Corp.	1,586	111,845
Fortune Brands Home & Security, Inc.	3,256	133,854
Generac Holdings, Inc. †	2,125	86,148
General Dynamics Corp.	5,500	698,995
Hertz Global Holdings, Inc. †	5,422	137,665
Honeywell International, Inc.	6,045	562,910
Huntington Ingalls Industries, Inc.	1,500	156,315
Illinois Tool Works, Inc.	571	48,204
Kirby Corp. †	499	58,807
Lockheed Martin Corp.	6,291	1,149,869
Manitowoc Co., Inc./The	2,743	64,323
Masco Corp.	1,831	43,798
Middleby Corp./The †	1,800	158,634

	SHARES	VALUE (Note 2)
Industrials - 15.2% (continued)
Nielsen NV	2,443	$108,298
Norfolk Southern Corp.	3,251	362,812
Northrop Grumman Corp.	5,646	743,917
Old Dominion Freight Line, Inc. †	1,956	138,172
Owens Corning	565	17,939
Parker-Hannifin Corp.	1,500	171,225
Precision Castparts Corp.	1,628	385,641
Raytheon Co.	6,276	637,767
Rockwell Automation, Inc.	2,600	285,688
Rollins, Inc.	380	11,126
SolarCity Corp. †	4,891	291,504
Southwest Airlines Co.	12,618	426,110
Spirit Airlines, Inc. †	3,636	251,393
Swift Transportation Co. †	5,294	111,068
Teledyne Technologies, Inc. †	41	3,854
Textron, Inc.	2,100	75,579
Towers Watson & Co., Class A	702	69,849
Trinity Industries, Inc.	4,700	219,584
Triumph Group, Inc.	44	2,862
Union Pacific Corp.	7,916	858,253
United Continental Holdings, Inc. †	5,142	240,594
United Parcel Service, Inc., Class B	166	16,316
United Rentals, Inc. †	2,943	326,967
United Technologies Corp.	900	95,040
USG Corp. †	586	16,109
WABCO Holdings, Inc. †	800	72,760
Wabtec Corp.	785	63,616
Waste Connections, Inc.	1,237	60,019
WESCO International, Inc. †	423	33,104
Xylem, Inc.	2,200	78,078

		15,394,256

Information Technology - 31.8%
3D Systems Corp. †	2,271	105,306
Activision Blizzard, Inc.	10,763	223,763
Adobe Systems, Inc. †	8,721	603,406
Akamai Technologies, Inc. †	1,700	101,660
Alliance Data Systems Corp. †	903	224,188
Apple, Inc.	73,554	7,410,565
Applied Materials, Inc.	21,557	465,847
ARRIS Group, Inc. †	2,800	79,394
Autodesk, Inc. †	1,500	82,650
Automatic Data Processing, Inc.	159	13,210
Brocade Communications Systems, Inc.	7,800	84,786
CA, Inc.	2,700	75,438
Cisco Systems, Inc.	5,379	135,389
Cognizant Technology Solutions Corp., Class A †	7,100	317,867
Corning, Inc.	22,000	425,480
CoStar Group, Inc. †	500	77,770
Cree, Inc. †	1,478	60,524
eBay, Inc. †	698	39,528
Electronic Arts, Inc. †	4,698	167,296
F5 Networks, Inc. †	1,500	178,110
Facebook, Inc., Class A †	34,859	2,755,255
First Solar, Inc. †	2,346	154,390
FleetCor Technologies, Inc. †	1,395	198,257
Fortinet, Inc. †	124	3,133

The accompanying notes are an integral part of these financial statements.	(Continued)

98	AQR Funds	Annual Report	September 2014

Schedule of Investments	September 30, 2014

AQR TAX-MANAGED MOMENTUM FUND

	SHARES	VALUE (Note 2)
Information Technology - 31.8% (continued)
Freescale Semiconductor Ltd. †	4,203	$82,085
Google, Inc., Class A †	4,234	2,491,328
Guidewire Software, Inc. †	1,984	87,970
Hewlett-Packard Co.	26,780	949,887
IAC/InterActiveCorp	882	58,124
Intel Corp.	32,848	1,143,767
International Business Machines Corp.	24	4,556
Intuit, Inc.	1,200	105,180
IPG Photonics Corp. †	133	9,148
Jack Henry & Associates, Inc.	963	53,601
Juniper Networks, Inc.	7,300	161,695
Marvell Technology Group Ltd.	6,200	83,576
MasterCard, Inc., Class A	8,690	642,365
Micron Technology, Inc. †	22,473	769,925
Microsoft Corp.	53,150	2,464,034
Motorola Solutions, Inc.	138	8,733
NCR Corp. †	1,190	39,758
NetSuite, Inc. †	656	58,738
NeuStar, Inc., Class A †	661	16,413
Nuance Communications, Inc. †	155	2,389
NVIDIA Corp.	8,300	153,135
Oracle Corp.	39,621	1,516,692
Palo Alto Networks, Inc. †	1,100	107,910
Pandora Media, Inc. †	6,361	153,682
Qlik Technologies, Inc. †	1,202	32,502
QUALCOMM, Inc.	12,871	962,365
Rackspace Hosting, Inc. †	257	8,365
salesforce.com, Inc. †	9,315	535,892
SanDisk Corp.	4,597	450,276
ServiceNow, Inc. †	4,695	275,972
Shutterstock, Inc. †	1,000	71,380
Skyworks Solutions, Inc.	5,600	325,080
SolarWinds, Inc. †	320	13,456
Splunk, Inc. †	3,112	172,280
SS&C Technologies Holdings, Inc. †	1,261	55,345
SunEdison, Inc. †	11,081	209,209
SunPower Corp. †	5,073	171,873
Symantec Corp.	1,519	35,712
Teradata Corp. †	80	3,354
Texas Instruments, Inc.	18,095	862,950
TIBCO Software, Inc. †	93	2,198
Total System Services, Inc.	2,043	63,251
Ubiquiti Networks, Inc. †	4,013	150,608
Universal Display Corp. †	41	1,338
Visa, Inc., Class A	1,710	364,863
VMware, Inc., Class A †	4,540	426,034
Western Digital Corp.	5,433	528,739
Workday, Inc., Class A †	3,378	278,685
Xerox Corp.	11,832	156,537
Xilinx, Inc.	2,840	120,274
Yahoo!, Inc. †	11,628	473,841
Yelp, Inc. †	2,560	174,720
Zillow, Inc., Class A †	1,635	189,644
Zynga, Inc., Class A †	18,200	49,140

		32,313,786

Materials - 3.5%
Air Products & Chemicals, Inc.	1,700	221,306

	SHARES	VALUE (Note 2)
Materials - 3.5% (continued)
Airgas, Inc.	30	$3,319
Alcoa, Inc.	18,300	294,447
Axiall Corp.	400	14,324
Ball Corp.	1,400	88,578
Dow Chemical Co./The	18,200	954,408
Ecolab, Inc.	2,147	246,540
EI du Pont de Nemours & Co.	8,500	609,960
Freeport-McMoRan, Inc.	8,400	274,260
NewMarket Corp.	142	54,105
Newmont Mining Corp.	60	1,383
PPG Industries, Inc.	1,913	376,364
Praxair, Inc.	34	4,386
Royal Gold, Inc.	2,500	162,350
Sherwin-Williams Co./The	270	59,127
Westlake Chemical Corp.	1,100	95,249
WR Grace & Co. †	480	43,651

		3,503,757

Telecommunication Services - 0.2%
Level 3 Communications, Inc. †	3,900	178,347

Utilities - 0.2%
Ameren Corp.	110	4,216
American Electric Power Co., Inc.	1,900	99,199
Calpine Corp. †	225	4,883
CenterPoint Energy, Inc.	247	6,044
Consolidated Edison, Inc.	120	6,799
Dominion Resources, Inc.	205	14,164
DTE Energy Co.	87	6,619
FirstEnergy Corp.	177	5,942
Pinnacle West Capital Corp.	73	3,989
Portland General Electric Co.	345	11,081
PPL Corp.	242	7,947
Questar Corp.	410	9,139
UIL Holdings Corp.	72	2,549
WGL Holdings, Inc.	68	2,864
Wisconsin Energy Corp.	89	3,827
Xcel Energy, Inc.	158	4,803

		194,065

TOTAL COMMON STOCKS (cost $91,490,957)		100,129,802

EXCHANGE-TRADED FUNDS - 0.9%
SPDR S&P 500 ETF Trust
(cost $856,878)	4,660	918,113

MONEY MARKET FUNDS - 0.8%
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 0.000% (2)(a) (cost $833,361)	833,361	833,361

TOTAL INVESTMENTS - 100.3% (cost $93,181,196)		101,881,276

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3%)		(306,996)

NET ASSETS - 100.0%		$101,574,280

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2014	99

Schedule of Investments	September 30, 2014

AQR TAX-MANAGED MOMENTUM FUND

All securities are United States companies, unless noted otherwise in parentheses.

†	Non income-producing security.
(a)	Represents annualized seven-day yield as of September 30, 2014.

All securities are Level 1 with respect to ASC 820, unless otherwise noted in parentheses.

(2)	Level 2 security (See Note 4).

The following abbreviations are used in portfolio descriptions:

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

100	AQR Funds	Annual Report	September 2014

Schedule of Investments	September 30, 2014

AQR TAX-MANAGED SMALL CAP MOMENTUM FUND

COMMON STOCKS - 97.2%	SHARES	VALUE (Note 2)
Consumer Discretionary - 12.8%
A. H. Belo Corp., Class A	1,400	$14,938
American Public Education, Inc. †	58	1,565
America’s Car-Mart, Inc. †	61	2,415
Arctic Cat, Inc.	166	5,780
Asbury Automotive Group, Inc. †	376	24,222
Ascent Capital Group, Inc., Class A †	63	3,793
Barnes & Noble, Inc. †	600	11,844
bebe stores, Inc.	1,766	4,097
Belmond Ltd., Class A †	1,046	12,196
Big 5 Sporting Goods Corp.	448	4,198
Big Lots, Inc.	500	21,525
Black Diamond, Inc. †	1,082	8,180
Bob Evans Farms, Inc.	192	9,089
Bon-Ton Stores, Inc./The	543	4,540
Brown Shoe Co., Inc.	531	14,406
Brunswick Corp.	116	4,888
Build-A-Bear Workshop, Inc. †	1,000	13,080
Cabela’s, Inc. †	102	6,008
Capella Education Co.	200	12,520
Career Education Corp. †	2,400	12,192
Carriage Services, Inc.	352	6,100
Children’s Place, Inc./The	73	3,479
Christopher & Banks Corp. †	1,379	13,638
Churchill Downs, Inc.	75	7,313
Cooper-Standard Holding, Inc. †	400	24,960
Core-Mark Holding Co., Inc.	700	37,128
Cracker Barrel Old Country Store, Inc.	163	16,820
CST Brands, Inc.	500	17,975
Cumulus Media, Inc., Class A †	4,924	19,844
Deckers Outdoor Corp. †	63	6,122
Del Frisco’s Restaurant Group, Inc. †	700	13,398
DeVry Education Group, Inc.	900	38,529
Dex Media, Inc. †	1,306	12,485
Diamond Resorts International, Inc. †	900	20,484
DineEquity, Inc.	99	8,077
Dixie Group, Inc./The †	1,002	8,687
Domino’s Pizza, Inc.	176	13,545
Dorman Products, Inc. †	316	12,659
Drew Industries, Inc.	234	9,872
Empire Resorts, Inc. †	1,900	12,749
Entravision Communications Corp., Class A	2,467	9,769
EW Scripps Co./The, Class A †	758	12,363
Famous Dave’s of America, Inc. †	500	13,460
Federal-Mogul Holdings Corp. †	1,463	21,755
Fiesta Restaurant Group, Inc. †	282	14,010
Finish Line, Inc./The, Class A	838	20,975
Gentherm, Inc. †	1,057	44,637
G-III Apparel Group Ltd. †	439	36,376
Grand Canyon Education, Inc. †	938	38,242
Gray Television, Inc. †	2,635	20,764
Helen of Troy Ltd. †	700	36,764
hhgregg, Inc. †	828	5,225
Hibbett Sports, Inc. †	72	3,069
Hovnanian Enterprises, Inc., Class A †	770	2,826
Iconix Brand Group, Inc. †	1,030	38,048
Jack in the Box, Inc.	705	48,074

	SHARES	VALUE (Note 2)
Consumer Discretionary - 12.8% (continued)
Journal Communications, Inc., Class A †	1,008	$8,497
Kirkland’s, Inc. †	900	14,499
Kona Grill, Inc. †	900	17,757
Krispy Kreme Doughnuts, Inc. †	925	15,873
La-Z-Boy, Inc.	1,030	20,384
Lee Enterprises, Inc. †	3,351	11,326
LifeLock, Inc. †	1,264	18,063
Lithia Motors, Inc., Class A	669	50,637
Loral Space & Communications, Inc. †	167	11,992
Lumber Liquidators Holdings, Inc. †	61	3,500
M/I Homes, Inc. †	386	7,651
Marriott Vacations Worldwide Corp. †	809	51,299
McClatchy Co./The, Class A †	4,100	13,776
MDC Holdings, Inc.	97	2,456
MDC Partners, Inc., Class A	910	17,463
Men’s Wearhouse, Inc./The	900	42,498
Modine Manufacturing Co. †	900	10,683
Monro Muffler Brake, Inc.	414	20,091
Motorcar Parts of America, Inc. †	1,306	35,536
Movado Group, Inc.	246	8,133
Murphy USA, Inc. †	300	15,918
NACCO Industries, Inc., Class A	143	7,111
Nautilus, Inc. †	1,157	13,849
New York Times Co./The, Class A	2,852	31,999
Nexstar Broadcasting Group, Inc., Class A	656	26,516
Nutrisystem, Inc.	1,800	27,666
Office Depot, Inc. †	9,100	46,774
Outerwall, Inc. †	52	2,917
Overstock.com, Inc. †	485	8,177
Papa John’s International, Inc.	224	8,958
Penske Automotive Group, Inc.	131	5,317
Pier 1 Imports, Inc.	221	2,628
Pinnacle Entertainment, Inc. †	500	12,545
Pool Corp.	199	10,730
Popeyes Louisiana Kitchen, Inc. †	273	11,057
Red Robin Gourmet Burgers, Inc. †	219	12,461
Rentrak Corp. †	300	18,282
Restoration Hardware Holdings, Inc. †	500	39,775
Ruth’s Hospitality Group, Inc.	972	10,731
Shiloh Industries, Inc. †	800	13,608
Sinclair Broadcast Group, Inc., Class A	303	7,905
Skechers U.S.A., Inc., Class A †	1,272	67,810
Smith & Wesson Holding Corp. †	1,136	10,724
Sonic Automotive, Inc., Class A	237	5,809
Sonic Corp. †	727	16,256
Stage Stores, Inc.	411	7,032
Standard Motor Products, Inc.	641	22,070
Standard Pacific Corp. †	722	5,408
Stein Mart, Inc.	647	7,473
Steven Madden Ltd. †	163	5,254
Strattec Security Corp.	300	24,405
Sturm, Ruger & Co., Inc.	220	10,712
Texas Roadhouse, Inc.	300	8,352
Thor Industries, Inc.	190	9,785
Tower International, Inc. †	753	18,968
Tuesday Morning Corp. †	1,155	22,413
Universal Electronics, Inc. †	400	19,748

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2014	101

Schedule of Investments	September 30, 2014

AQR TAX-MANAGED SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 2)
Consumer Discretionary - 12.8% (continued)
ValueVision Media, Inc., Class A †	1,892	$9,706
VOXX International Corp. †	901	8,379
Winnebago Industries, Inc. †	504	10,972
World Wrestling Entertainment, Inc., Class A	1,900	26,163
You On Demand Holdings, Inc. †	3,300	6,930

		1,903,104

Consumer Staples - 3.2%
Andersons, Inc./The	466	29,302
B&G Foods, Inc.	336	9,257
Boston Beer Co., Inc./The, Class A †	72	15,967
Boulder Brands, Inc. †	962	13,112
Cal-Maine Foods, Inc.	501	44,754
Chefs’ Warehouse, Inc./The †	600	9,756
Chiquita Brands International, Inc. †	1,000	14,200
Craft Brew Alliance, Inc. †	2,106	30,326
Diamond Foods, Inc. †	500	14,305
Elizabeth Arden, Inc. †	131	2,193
Fresh Del Monte Produce, Inc.	157	5,008
Hain Celestial Group, Inc./The †	80	8,188
Harbinger Group, Inc. †	3,776	49,541
IGI Laboratories, Inc. †	3,200	29,824
J&J Snack Foods Corp.	84	7,859
Lancaster Colony Corp.	40	3,411
Liberator Medical Holdings, Inc.	5,300	16,589
Lifevantage Corp. †	1,907	2,174
Medifast, Inc. †	203	6,664
Omega Protein Corp. †	797	9,963
Revlon, Inc., Class A †	830	26,303
Rite Aid Corp. †	1,984	9,603
Sanderson Farms, Inc.	300	26,385
Snyder’s-Lance, Inc.	152	4,028
SpartanNash Co.	455	8,850
Universal Corp.	72	3,196
Vector Group Ltd.	2,625	58,223
WD-40 Co.	200	13,592
Weis Markets, Inc.	80	3,122

		475,695

Energy - 7.7%
Abraxas Petroleum Corp. †	4,300	22,704
Alon USA Energy, Inc.	541	7,769
Basic Energy Services, Inc. †	1,400	30,366
Bonanza Creek Energy, Inc. †	1,300	73,970
Bristow Group, Inc.	51	3,427
C&J Energy Services, Inc. †	2,500	76,375
Callon Petroleum Co. †	2,300	20,263
Carrizo Oil & Gas, Inc. †	1,174	63,185
Cheniere Energy, Inc. †	188	15,046
Clayton Williams Energy, Inc. †	353	34,047
Comstock Resources, Inc.	1,000	18,620
Dawson Geophysical Co.	173	3,145
DHT Holdings, Inc.	2,400	14,784
Gastar Exploration, Inc. †	2,297	13,483
Geospace Technologies Corp. †	120	4,218
Goodrich Petroleum Corp. †	1,000	14,820
Green Plains, Inc.	1,116	41,727

	SHARES	VALUE (Note 2)
Energy - 7.7% (continued)
Gulf Island Fabrication, Inc.	61	$1,049
Halcon Resources Corp. †	5,400	21,384
Key Energy Services, Inc. †	2,400	11,616
Magnum Hunter Resources Corp. †	4,627	25,772
Matador Resources Co. †	2,793	72,199
Matrix Service Co. †	1,300	31,356
Miller Energy Resources, Inc. †	2,141	9,421
Natural Gas Services Group, Inc. †	400	9,628
Newpark Resources, Inc. †	1,331	16,558
Pacific Ethanol, Inc. †	900	12,564
Parker Drilling Co. †	2,200	10,868
PBF Energy, Inc., Class A	900	21,600
PDC Energy, Inc. †	72	3,621
Penn Virginia Corp. †	2,205	28,026
Pioneer Energy Services Corp. †	2,200	30,844
REX American Resources Corp. †	300	21,864
RigNet, Inc. †	1,251	50,603
Sanchez Energy Corp. †	1,900	49,894
Ship Finance International Ltd. (Norway)	1,000	16,920
Stone Energy Corp. †	1,334	41,834
Synergy Resources Corp. †	2,062	25,136
Tesco Corp.	1,931	38,330
TETRA Technologies, Inc. †	1,000	10,820
Triangle Petroleum Corp. †	3,000	33,030
US Energy Corp. Wyoming †	1,800	5,742
Vertex Energy, Inc. †	2,200	15,312
Warren Resources, Inc. †	3,600	19,080
Western Refining, Inc.	170	7,138
Westmoreland Coal Co. †	1,100	41,151

		1,141,309

Financials - 18.4%
Actua Corp. †	900	14,418
American Assets Trust, Inc. REIT	800	26,376
American Equity Investment Life Holding Co.	641	14,666
Ameris Bancorp	1,531	33,605
AMERISAFE, Inc.	315	12,320
AmTrust Financial Services, Inc.	242	9,636
Ashford Hospitality Trust, Inc. REIT	1,500	15,330
Astoria Financial Corp.	1,400	17,346
Aviv REIT, Inc. REIT	600	15,810
BancorpSouth, Inc.	800	16,112
Bank of the Ozarks, Inc.	1,326	41,795
Banner Corp.	212	8,156
BBCN Bancorp, Inc.	497	7,251
BGC Partners, Inc., Class A	6,967	51,765
BNC Bancorp	700	10,962
BofI Holding, Inc. †	488	35,482
Boston Private Financial Holdings, Inc.	1,225	15,178
Brandywine Realty Trust REIT	1,900	26,733
Bridge Capital Holdings †	400	9,096
Capital Bank Financial Corp., Class A †	1,600	38,208
Cash America International, Inc.	26	1,139
Cedar Realty Trust, Inc. REIT	1,989	11,735
Chatham Lodging Trust REIT	500	11,540
Chesapeake Lodging Trust REIT	1,700	49,555

The accompanying notes are an integral part of these financial statements.	(Continued)

102	AQR Funds	Annual Report	September 2014

Schedule of Investments	September 30, 2014

AQR TAX-MANAGED SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 2)
Financials - 18.4% (continued)
CNO Financial Group, Inc.	725	$12,296
Community Trust Bancorp, Inc.	93	3,128
ConnectOne Bancorp, Inc.	900	17,145
Corporate Office Properties Trust REIT	1,000	25,720
Cousins Properties, Inc. REIT	2,700	32,265
CubeSmart REIT	492	8,846
CVB Financial Corp.	1,982	28,442
DCT Industrial Trust, Inc. REIT	12,200	91,622
DiamondRock Hospitality Co. REIT	4,100	51,988
DuPont Fabros Technology, Inc. REIT	1,100	29,744
Eagle Bancorp, Inc. †	980	31,184
EastGroup Properties, Inc. REIT	4	242
eHealth, Inc. †	749	18,073
Encore Capital Group, Inc. †	566	25,079
Enstar Group Ltd. †	55	7,498
EverBank Financial Corp.	1,600	28,256
Evercore Partners, Inc., Class A	850	39,950
FBL Financial Group, Inc., Class A	141	6,303
FBR & Co. †	566	15,576
Federal Agricultural Mortgage Corp., Class C	183	5,882
Federated National Holding Co.	1,300	36,517
FelCor Lodging Trust, Inc. REIT	1,903	17,812
Fidelity Southern Corp.	456	6,247
Fidus Investment Corp.	866	14,298
First Business Financial Services, Inc.	200	8,780
First Cash Financial Services, Inc. †	128	7,165
First Financial Bankshares, Inc.	382	10,616
First Interstate BancSystem, Inc.	2,825	75,060
Gain Capital Holdings, Inc.	2,083	13,269
GAMCO Investors, Inc., Class A	344	24,335
Geo Group, Inc./The REIT	357	13,645
Glacier Bancorp, Inc.	1,074	27,774
Greenlight Capital Re Ltd., Class A †	400	12,964
GSV Capital Corp. †	1,136	11,371
Hanmi Financial Corp.	1,300	26,208
Hanover Insurance Group, Inc./The	200	12,284
HCI Group, Inc.	513	18,463
HFF, Inc., Class A	1,079	31,237
Hilltop Holdings, Inc. †	800	16,040
Home BancShares, Inc.	997	29,322
HomeStreet, Inc.	265	4,529
Hudson Pacific Properties, Inc. REIT	600	14,796
Iberiabank Corp.	300	18,753
Independent Bank Corp.	1,043	12,433
Independent Bank Group, Inc.	600	28,470
Interactive Brokers Group, Inc., Class A	2,000	49,900
International Bancshares Corp.	362	8,929
Investors Bancorp, Inc.	742	7,516
Janus Capital Group, Inc.	1,300	18,902
Kemper Corp.	236	8,059
Kennedy-Wilson Holdings, Inc.	1,000	23,960
Ladenburg Thalmann Financial Services, Inc. †	5,000	21,200
Lakeland Financial Corp.	500	18,750
LTC Properties, Inc. REIT	138	5,091
Maiden Holdings Ltd.	1,054	11,678

	SHARES	VALUE (Note 2)
Financials - 18.4% (continued)
Main Street Capital Corp.	317	$9,713
MarketAxess Holdings, Inc.	370	22,888
Meadowbrook Insurance Group, Inc.	279	1,632
Meta Financial Group, Inc.	618	21,791
National Penn Bancshares, Inc.	380	3,690
Nelnet, Inc., Class A	400	17,236
Old National Bancorp/IN	280	3,632
OneBeacon Insurance Group Ltd., Class A	661	10,186
Oritani Financial Corp.	260	3,663
Pacific Premier Bancorp, Inc. †	458	6,435
Pebblebrook Hotel Trust REIT	2,400	89,616
Pennsylvania Real Estate Investment Trust REIT	303	6,042
Pinnacle Financial Partners, Inc.	881	31,804
Platinum Underwriters Holdings Ltd.	224	13,635
Portfolio Recovery Associates, Inc. †	36	1,880
Primerica, Inc.	1,357	65,435
PrivateBancorp, Inc.	1,781	53,270
Pzena Investment Management, Inc., Class A	1,000	9,550
Ramco-Gershenson Properties Trust REIT	567	9,214
RCS Capital Corp., Class A	1,000	22,520
Ryman Hospitality Properties, Inc. REIT	2,700	127,710
Sabra Health Care REIT, Inc. REIT	393	9,558
Select Income REIT REIT	1,200	28,860
Selective Insurance Group, Inc.	315	6,974
Simmons First National Corp., Class A	600	23,112
Southside Bancshares, Inc.	800	26,600
Sovran Self Storage, Inc. REIT	110	8,180
STAG Industrial, Inc. REIT	2,199	45,541
StanCorp Financial Group, Inc.	586	37,023
Stewart Information Services Corp.	227	6,662
Strategic Hotels & Resorts, Inc. REIT †	1,142	13,304
Sun Communities, Inc. REIT	700	35,350
Susquehanna Bancshares, Inc.	548	5,480
Symetra Financial Corp.	2,528	58,978
Texas Capital Bancshares, Inc. †	346	19,957
Tree.com, Inc. †	452	16,222
Triangle Capital Corp.	324	8,204
Trustmark Corp.	208	4,791
UMB Financial Corp.	34	1,855
United Bankshares, Inc.	73	2,258
United Community Banks, Inc.	800	13,168
United Financial Bancorp, Inc.	141	1,789
United Insurance Holdings Corp.	2,600	39,000
Universal Health Realty Income Trust REIT	73	3,043
Universal Insurance Holdings, Inc.	1,100	14,223
ViewPoint Financial Group, Inc.	492	11,778
Virtus Investment Partners, Inc.	149	25,881
Waterstone Financial, Inc.	2,000	23,100
Webster Financial Corp.	223	6,498
WesBanco, Inc.	152	4,650
Western Alliance Bancorp †	2,023	48,350
Wilshire Bancorp, Inc.	1,800	16,614
World Acceptance Corp. †	66	4,455

		2,742,826

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2014	103

Schedule of Investments	September 30, 2014

AQR TAX-MANAGED SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 2)
Health Care - 17.9%
Abaxis, Inc.	257	$13,032
ABIOMED, Inc. †	335	8,318
Acadia Healthcare Co., Inc. †	1,420	68,870
ACADIA Pharmaceuticals, Inc. †	674	16,688
Accelerate Diagnostics, Inc. †	2,339	50,242
Accuray, Inc. †	1,300	9,438
Acorda Therapeutics, Inc. †	209	7,081
Addus HomeCare Corp. †	1,200	23,520
Affymetrix, Inc. †	1,156	9,225
Air Methods Corp. †	800	44,440
Akorn, Inc. †	466	16,902
Albany Molecular Research, Inc. †	622	13,728
Align Technology, Inc. †	105	5,426
Alimera Sciences, Inc. †	1,800	9,756
Alkermes PLC (Ireland) †	155	6,645
Alliance HealthCare Services, Inc. †	453	10,242
AMN Healthcare Services, Inc. †	743	11,665
Ampio Pharmaceuticals, Inc. †	2,300	8,119
Amsurg Corp. †	500	25,025
Anacor Pharmaceuticals, Inc. †	1,230	30,098
Analogic Corp.	62	3,966
Anika Therapeutics, Inc. †	794	29,108
Antares Pharma, Inc. †	931	1,704
Arena Pharmaceuticals, Inc. †	475	1,990
ARIAD Pharmaceuticals, Inc. †	118	637
Array BioPharma, Inc. †	1,518	5,419
Arrowhead Research Corp. †	1,292	19,083
AtriCure, Inc. †	800	11,776
AVANIR Pharmaceuticals, Inc. †	2,100	25,032
BioCryst Pharmaceuticals, Inc. †	2,862	27,990
BioDelivery Sciences International, Inc. †	2,100	35,889
Bio-Reference Laboratories, Inc. †	414	11,617
BioScrip, Inc. †	757	5,231
BioTelemetry, Inc. †	1,700	11,407
Cambrex Corp. †	1,200	22,416
Cantel Medical Corp.	420	14,440
Capital Senior Living Corp. †	432	9,171
Cardiovascular Systems, Inc. †	380	8,979
Catalyst Pharmaceutical Partners, Inc. †	9,282	30,816
Celsion Corp. †	732	2,167
Cempra, Inc. †	1,159	12,703
Centene Corp. †	61	5,045
Cerus Corp. †	3,201	12,836
Charles River Laboratories International, Inc. †	500	29,870
Chemed Corp.	200	20,580
CONMED Corp.	500	18,420
CorVel Corp. †	404	13,756
Cross Country Healthcare, Inc. †	1,400	13,006
CTI BioPharma Corp. †	3,700	8,954
Curis, Inc. †	447	630
Cyberonics, Inc. †	400	20,464
Cynosure, Inc., Class A †	245	5,145
CytRx Corp. †	3,000	7,620
Depomed, Inc. †	1,300	19,747
DexCom, Inc. †	1,732	69,263
Durata Therapeutics, Inc. †	1,000	12,680

	SHARES	VALUE (Note 2)
Health Care - 17.9% (continued)
Dyax Corp. †	3,287	$33,264
Emergent Biosolutions, Inc. †	500	10,655
Enanta Pharmaceuticals, Inc. †	1,100	43,527
Endologix, Inc. †	490	5,194
Ensign Group, Inc./The	300	10,440
Exact Sciences Corp. †	1,107	21,454
ExamWorks Group, Inc. †	961	31,473
Fluidigm Corp. †	770	18,865
Fonar Corp. †	1,253	13,796
GenMark Diagnostics, Inc. †	1,094	9,813
Genomic Health, Inc. †	224	6,341
Geron Corp. †	3,470	6,940
Globus Medical, Inc., Class A †	2,000	39,340
Greatbatch, Inc. †	400	17,044
Halozyme Therapeutics, Inc. †	1,655	15,060
Hanger, Inc. †	261	5,356
HealthStream, Inc. †	255	6,123
Hyperion Therapeutics, Inc. †	509	12,837
ICU Medical, Inc. †	259	16,623
Idera Pharmaceuticals, Inc. †	4,015	9,194
ImmunoGen, Inc. †	127	1,345
Immunomedics, Inc. †	2,600	9,672
Impax Laboratories, Inc. †	1,300	30,823
Infinity Pharmaceuticals, Inc. †	209	2,805
Inovio Pharmaceuticals, Inc. †	1,975	19,454
Insmed, Inc. †	690	9,004
Insulet Corp. †	548	20,194
Insys Therapeutics, Inc. †	1,059	41,068
Ironwood Pharmaceuticals, Inc. †	2,300	29,796
IsoRay, Inc. †	5,100	8,619
Jazz Pharmaceuticals PLC †	72	11,560
Keryx Biopharmaceuticals, Inc. †	2,879	39,586
Kindred Healthcare, Inc.	1,200	23,280
KYTHERA Biopharmaceuticals, Inc. †	1,100	36,036
Lannett Co., Inc. †	1,002	45,771
Lexicon Pharmaceuticals, Inc. †	4,198	5,919
Ligand Pharmaceuticals, Inc. †	577	27,113
Luminex Corp. †	195	3,802
Magellan Health, Inc. †	46	2,518
MannKind Corp. †	853	5,041
MedAssets, Inc. †	339	7,024
Merge Healthcare, Inc. †	546	1,201
Merrimack Pharmaceuticals, Inc. †	2,100	18,438
MiMedx Group, Inc. †	2,091	14,909
MWI Veterinary Supply, Inc. †	55	8,162
Myriad Genetics, Inc. †	900	34,713
Nanosphere, Inc. †	1,970	1,123
Natus Medical, Inc. †	1,100	32,461
Neuralstem, Inc. †	4,100	13,448
NewLink Genetics Corp. †	909	19,471
Novavax, Inc. †	5,605	23,373
NPS Pharmaceuticals, Inc. †	229	5,954
NuVasive, Inc. †	499	17,400
Omeros Corp. †	2,100	26,712
Omnicell, Inc. †	488	13,337
OPKO Health, Inc. †	744	6,331
OraSure Technologies, Inc. †	1,200	8,664

The accompanying notes are an integral part of these financial statements.	(Continued)

104	AQR Funds	Annual Report	September 2014

Schedule of Investments	September 30, 2014

AQR TAX-MANAGED SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 2)
Health Care - 17.9% (continued)
Organovo Holdings, Inc. †	2,400	$15,288
Osiris Therapeutics, Inc. †	672	8,460
Pacific Biosciences of California, Inc. †	3,294	16,174
Pacira Pharmaceuticals, Inc. †	201	19,481
PAREXEL International Corp. †	228	14,385
PDL BioPharma, Inc.	3,000	22,410
Peregrine Pharmaceuticals, Inc. †	9,591	13,044
Pernix Therapeutics Holdings, Inc. †	1,100	8,448
PharMerica Corp. †	900	21,987
POZEN, Inc. †	1,300	9,542
Prestige Brands Holdings, Inc. †	333	10,779
Providence Service Corp./The †	400	19,352
PTC Therapeutics, Inc. †	500	22,005
Puma Biotechnology, Inc. †	489	116,661
Quidel Corp. †	203	5,455
RadNet, Inc. †	1,600	10,592
Raptor Pharmaceutical Corp. †	1,791	17,176
Receptos, Inc. †	900	55,899
Regulus Therapeutics, Inc. †	800	5,464
Repligen Corp. †	1,200	23,892
Repros Therapeutics, Inc. †	959	9,494
Retrophin, Inc. †	800	7,216
Rexahn Pharmaceuticals, Inc. †	12,100	9,801
Rockwell Medical, Inc. †	1,724	15,757
RTI Surgical, Inc. †	1,546	7,390
Sangamo BioSciences, Inc. †	1,442	15,552
Select Medical Holdings Corp.	3,600	43,308
Spectranetics Corp./The †	656	17,430
Spectrum Pharmaceuticals, Inc. †	151	1,229
STAAR Surgical Co. †	1,749	18,592
Stemline Therapeutics, Inc. †	700	8,722
Stereotaxis, Inc. †	2,200	5,104
Sunesis Pharmaceuticals, Inc. †	1,476	10,539
Supernus Pharmaceuticals, Inc. †	1,600	13,904
TESARO, Inc. †	256	6,892
TherapeuticsMD, Inc. †	5,500	25,520
Threshold Pharmaceuticals, Inc. †	1,495	5,397
Unilife Corp. †	4,300	9,868
Universal American Corp. †	417	3,353
Vanda Pharmaceuticals, Inc. †	1,413	14,667
VIVUS, Inc. †	199	768
Wright Medical Group, Inc. †	352	10,666
XenoPort, Inc. †	1,277	6,870
Zeltiq Aesthetics, Inc. †	2,231	50,488
ZIOPHARM Oncology, Inc. †	4,300	11,352

		2,663,856

Industrials - 13.6%
AAON, Inc.	1,050	17,861
AAR Corp.	688	16,615
Aceto Corp.	1,044	20,170
Adept Technology, Inc. †	1,783	14,995
Advisory Board Co./The †	101	4,706
Aerovironment, Inc. †	800	24,056
Air Transport Services Group, Inc. †	1,277	9,297
Aircastle Ltd.	713	11,665
Albany International Corp., Class A	329	11,199
Allegiant Travel Co.	229	28,318

	SHARES	VALUE (Note 2)
Industrials - 13.6% (continued)
AMERCO	85	$22,261
American Railcar Industries, Inc.	513	37,921
American Woodmark Corp. †	270	9,952
Apogee Enterprises, Inc.	271	10,786
Applied Industrial Technologies, Inc.	164	7,487
ARC Document Solutions, Inc. †	1,784	14,450
ARC Group Worldwide, Inc. †	1,100	17,182
ArcBest Corp.	1,099	40,993
Argan, Inc.	730	24,367
Arotech Corp. †	4,400	14,300
Astec Industries, Inc.	103	3,756
Astronics Corp. †	515	24,555
Avis Budget Group, Inc. †	169	9,276
AZZ, Inc.	116	4,845
Baltic Trading Ltd.	2,800	11,592
Barnes Group, Inc.	224	6,798
Barrett Business Services, Inc.	211	8,332
Beacon Roofing Supply, Inc. †	267	6,803
Brink’s Co./The	68	1,635
Broadwind Energy, Inc. †	1,211	9,070
Chart Industries, Inc. †	43	2,629
CIRCOR International, Inc.	391	26,326
Colfax Corp. †	113	6,438
Corporate Executive Board Co./The	89	5,346
Curtiss-Wright Corp.	182	11,998
Deluxe Corp.	267	14,728
DigitalGlobe, Inc. †	275	7,838
Ducommun, Inc. †	394	10,800
DXP Enterprises, Inc. †	198	14,589
Dycom Industries, Inc. †	600	18,426
Energy Recovery, Inc. †	2,300	8,142
EnerSys	213	12,490
Engility Holdings, Inc. †	665	20,728
Enphase Energy, Inc. †	2,164	32,438
EnPro Industries, Inc. †	400	24,212
Erickson, Inc. †	337	4,378
Federal Signal Corp.	2,000	26,480
Franklin Electric Co., Inc.	202	7,018
FTI Consulting, Inc. †	53	1,853
FuelCell Energy, Inc. †	7,700	16,093
G&K Services, Inc., Class A	300	16,614
GATX Corp.	58	3,386
GenCorp, Inc. †	588	9,390
Gibraltar Industries, Inc. †	498	6,818
GP Strategies Corp. †	152	4,365
GrafTech International Ltd. †	1,700	7,786
Greenbrier Cos., Inc./The	700	51,366
H&E Equipment Services, Inc.	989	39,837
Hawaiian Holdings, Inc. †	900	12,105
Healthcare Services Group, Inc.	518	14,820
Heartland Express, Inc.	2,500	59,900
Hillenbrand, Inc.	264	8,155
Hub Group, Inc., Class A †	700	28,371
Huron Consulting Group, Inc. †	402	24,510
Hyster-Yale Materials Handling, Inc.	731	52,354
InnerWorkings, Inc. †	264	2,136
John Bean Technologies Corp.	400	11,252

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2014	105

Schedule of Investments	September 30, 2014

AQR TAX-MANAGED SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 2)
Industrials - 13.6% (continued)
Kaman Corp.	93	$3,655
Kforce, Inc.	539	10,548
Kimball International, Inc., Class B	1,371	20,634
Knight Transportation, Inc.	1,000	27,390
Korn/Ferry International †	1,020	25,398
Kratos Defense & Security Solutions, Inc. †	1,700	11,152
Lydall, Inc. †	699	18,880
Manitex International, Inc. †	1,495	16,879
Marten Transport Ltd.	800	14,248
MasTec, Inc. †	395	12,095
McGrath RentCorp.	83	2,839
Meritor, Inc. †	2,600	28,210
Middleby Corp./The †	168	14,806
Mobile Mini, Inc.	827	28,920
Moog, Inc., Class A †	68	4,651
MSA Safety, Inc.	161	7,953
Mueller Industries, Inc.	332	9,475
Mueller Water Products, Inc., Class A	856	7,088
Multi-Color Corp.	244	11,097
Navigant Consulting, Inc. †	656	9,125
NN, Inc.	927	24,769
Nortek, Inc. †	191	14,230
On Assignment, Inc. †	426	11,438
Park-Ohio Holdings Corp.	324	15,507
Patrick Industries, Inc. †	1,022	43,292
Pendrell Corp. †	2,856	3,827
Plug Power, Inc. †	5,500	25,245
Primoris Services Corp.	739	19,835
Proto Labs, Inc. †	200	13,800
Quality Distribution, Inc. †	885	11,310
RBC Bearings, Inc.	66	3,742
Real Goods Solar, Inc., Class A †	3,706	6,374
Republic Airways Holdings, Inc. †	642	7,133
Revolution Lighting Technologies, Inc. †	5,244	8,810
Rexnord Corp. †	2,200	62,590
Rush Enterprises, Inc., Class A †	300	10,035
Saia, Inc. †	643	31,867
Simpson Manufacturing Co., Inc.	89	2,594
Sparton Corp. †	366	9,022
Standex International Corp.	200	14,828
Steelcase, Inc., Class A	547	8,856
Taser International, Inc. †	1,964	30,324
Team, Inc. †	99	3,753
Tennant Co.	497	33,344
Textainer Group Holdings Ltd.	231	7,189
Thermon Group Holdings, Inc. †	417	10,183
Titan International, Inc.	137	1,619
Trex Co., Inc. †	402	13,897
TriMas Corp. †	313	7,615
Tutor Perini Corp. †	900	23,760
UniFirst Corp.	100	9,659
United Rentals, Inc. †	89	9,888
United Stationers, Inc.	120	4,508
US Ecology, Inc.	349	16,319
USG Corp. †	223	6,130
VSE Corp.	200	9,804
Wabash National Corp. †	826	11,002

	SHARES	VALUE (Note 2)
Industrials - 13.6% (continued)
WageWorks, Inc. †	751	$34,193
Werner Enterprises, Inc.	267	6,728
XPO Logistics, Inc. †	1,926	72,552
YRC Worldwide, Inc. †	600	12,192

		2,030,164

Information Technology - 17.4%
3D Systems Corp. †	133	6,167
ACI Worldwide, Inc. †	441	8,273
Actuate Corp. †	330	1,287
Advanced Energy Industries, Inc. †	716	13,454
Advent Software, Inc.	602	18,999
Alliance Fiber Optic Products, Inc.	1,541	19,155
Ambarella, Inc. †	1,022	44,631
Amkor Technology, Inc. †	4,800	40,368
ARRIS Group, Inc. †	436	12,363
Aspen Technology, Inc. †	281	10,599
Autobytel, Inc. †	1,376	11,820
Axcelis Technologies, Inc. †	7,009	13,948
Blucora, Inc. †	397	6,050
CalAmp Corp. †	1,196	21,074
Callidus Software, Inc. †	2,014	24,208
Carbonite, Inc. †	200	2,048
Cardtronics, Inc. †	238	8,378
Cass Information Systems, Inc.	159	6,583
Cavium, Inc. †	1,200	59,676
ChannelAdvisor Corp. †	700	11,480
Checkpoint Systems, Inc. †	800	9,784
Clearfield, Inc. †	1,561	19,872
Cognex Corp. †	218	8,779
Coherent, Inc. †	68	4,173
CommVault Systems, Inc. †	72	3,629
comScore, Inc. †	500	18,205
Constant Contact, Inc. †	446	12,104
Cray, Inc. †	1,006	26,397
CTS Corp.	722	11,473
Datalink Corp. †	600	6,378
Datawatch Corp. †	910	9,327
Dealertrack Technologies, Inc. †	371	16,105
Demandware, Inc. †	926	47,152
Diebold, Inc.	400	14,128
Diodes, Inc. †	696	16,648
Dot Hill Systems Corp. †	3,200	12,096
E2open, Inc. †	900	8,379
eGain Corp. †	1,177	7,062
Electronics For Imaging, Inc. †	983	43,419
EnerNOC, Inc. †	800	13,568
Envestnet, Inc. †	992	44,640
EPAM Systems, Inc. †	1,234	54,037
ePlus, Inc. †	90	5,044
Euronet Worldwide, Inc. †	1,140	54,481
Exar Corp. †	1,200	10,740
ExlService Holdings, Inc. †	162	3,954
Fabrinet (Thailand) †	1,600	23,360
Fair Isaac Corp.	165	9,091
FARO Technologies, Inc. †	279	14,159
FEI Co.	87	6,562
Finisar Corp. †	824	13,703

The accompanying notes are an integral part of these financial statements.	(Continued)

106	AQR Funds	Annual Report	September 2014

Schedule of Investments	September 30, 2014

AQR TAX-MANAGED SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 2)
Information Technology - 17.4% (continued)
Glu Mobile, Inc. †	5,554	$28,714
Gogo, Inc. †	1,600	26,976
GT Advanced Technologies, Inc. †	3,576	38,728
Heartland Payment Systems, Inc.	174	8,303
iGATE Corp. †	1,395	51,224
Immersion Corp. †	870	7,465
Information Services Group, Inc. †	2,600	9,880
Insight Enterprises, Inc. †	700	15,841
Integrated Device Technology, Inc. †	3,700	59,015
Interactive Intelligence Group, Inc. †	216	9,029
Intersil Corp., Class A	2,200	31,262
Intralinks Holdings, Inc. †	1,561	12,644
InvenSense, Inc. †	2,854	56,309
Ixia †	225	2,056
j2 Global, Inc.	149	7,355
Kulicke & Soffa Industries, Inc. (Singapore) †	235	3,344
Lattice Semiconductor Corp. †	1,900	14,250
Lexmark International, Inc., Class A	200	8,500
Liquidity Services, Inc. †	81	1,114
Littelfuse, Inc.	300	25,554
LiveDeal, Inc. †	5,000	14,900
LogMeIn, Inc. †	700	32,249
M/A-COM Technology Solutions Holdings, Inc. †	400	8,736
Manhattan Associates, Inc. †	2,052	68,578
Marchex, Inc., Class B	1,747	7,250
Mattson Technology, Inc. †	5,468	13,506
MAXIMUS, Inc.	274	10,996
Maxwell Technologies, Inc. †	900	7,848
Mentor Graphics Corp.	559	11,457
Mesa Laboratories, Inc.	200	11,556
Methode Electronics, Inc.	1,112	40,999
MicroStrategy, Inc., Class A †	200	26,168
Mitek Systems, Inc. †	1,603	3,863
Monolithic Power Systems, Inc.	843	37,134
Monotype Imaging Holdings, Inc.	488	13,820
Move, Inc. †	700	14,672
MTS Systems Corp.	53	3,618
Nanometrics, Inc. †	125	1,887
NetScout Systems, Inc. †	776	35,541
NIC, Inc.	574	9,884
OmniVision Technologies, Inc. †	600	15,876
OSI Systems, Inc. †	155	9,839
ParkerVision, Inc. †	2,090	2,383
PDF Solutions, Inc. †	400	5,044
Perficient, Inc. †	546	8,185
Photronics, Inc. †	1,352	10,884
Pixelworks, Inc. †	1,500	9,690
Plexus Corp. †	600	22,158
Power Integrations, Inc.	424	22,858
Proofpoint, Inc. †	906	33,649
Qualys, Inc. †	1,403	37,320
QuickLogic Corp. †	3,000	8,970
Rambus, Inc. †	3,205	39,998
RF Industries Ltd.	906	4,467
RF Micro Devices, Inc. †	900	10,386
Rogers Corp. †	300	16,428

	SHARES	VALUE (Note 2)
Information Technology - 17.4% (continued)
Rubicon Technology, Inc. †	1,700	$7,225
Sanmina Corp. †	1,891	39,446
Sapient Corp. †	1,996	27,944
Semtech Corp. †	117	3,177
ShoreTel, Inc. †	1,600	10,640
Shutterstock, Inc. †	741	52,893
Sonus Networks, Inc. †	4,001	13,683
Spansion, Inc., Class A †	2,000	45,580
SPS Commerce, Inc. †	177	9,408
Stamps.com, Inc. †	380	12,069
Stratasys Ltd. †	59	7,126
Super Micro Computer, Inc. †	1,470	43,247
Synaptics, Inc. †	843	61,708
Synchronoss Technologies, Inc. †	477	21,837
SYNNEX Corp. †	900	58,167
Take-Two Interactive Software, Inc. †	1,200	27,684
Tech Data Corp. †	500	29,430
Tyler Technologies, Inc. †	137	12,111
Ultimate Software Group, Inc./The †	83	11,745
Ultra Clean Holdings, Inc. †	1,500	13,425
Ultratech, Inc. †	112	2,548
Verint Systems, Inc. †	900	50,049
VirnetX Holding Corp. †	80	480
Virtusa Corp. †	479	17,033
Vishay Intertechnology, Inc.	607	8,674
Web.com Group, Inc. †	1,141	22,774
WebMD Health Corp. †	472	19,734
Xcerra Corp. †	1,800	17,622
Zhone Technologies, Inc. †	3,600	9,720

		2,596,549

Materials - 4.2%
A Schulman, Inc.	500	18,080
Advanced Emissions Solutions, Inc. †	550	11,699
AEP Industries, Inc. †	90	3,408
AK Steel Holding Corp. †	3,500	28,035
American Vanguard Corp.	323	3,618
Balchem Corp.	182	10,296
Calgon Carbon Corp. †	582	11,279
Century Aluminum Co. †	2,600	67,522
Clearwater Paper Corp. †	200	12,022
Deltic Timber Corp.	41	2,555
Ferro Corp. †	2,400	34,776
Flotek Industries, Inc. †	1,574	41,034
FutureFuel Corp.	1,487	17,680
Globe Specialty Metals, Inc.	3,000	54,570
Graphic Packaging Holding Co. †	551	6,849
H.B. Fuller Co.	215	8,536
Haynes International, Inc.	62	2,851
Headwaters, Inc. †	1,216	15,249
Horsehead Holding Corp. †	1,400	23,142
Innophos Holdings, Inc.	147	8,098
Innospec, Inc.	119	4,272
Louisiana-Pacific Corp. †	209	2,840
Minerals Technologies, Inc.	800	49,368
OM Group, Inc.	200	5,190
PH Glatfelter Co.	528	11,590
PolyOne Corp.	156	5,551

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2014	107

Schedule of Investments	September 30, 2014

AQR TAX-MANAGED SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 2)
Materials - 4.2% (continued)
Rentech, Inc. †	1,324	$2,264
RTI International Metals, Inc. †	181	4,463
Senomyx, Inc. †	2,400	19,680
Sensient Technologies Corp.	200	10,470
Stillwater Mining Co. †	1,800	27,054
SunCoke Energy, Inc. †	1,500	33,675
Tredegar Corp.	403	7,419
US Concrete, Inc. †	1,311	34,270
US Silica Holdings, Inc.	244	15,252
Worthington Industries, Inc.	286	10,645

		625,302

Telecommunication Services - 0.7%
8x8, Inc. †	1,152	7,696
Atlantic Tele-Network, Inc.	181	9,756
Cogent Communications Holdings, Inc.	519	17,444
Consolidated Communications Holdings, Inc.	700	17,535
IDT Corp., Class B	555	8,913
Inteliquent, Inc.	1,436	17,878
Lumos Networks Corp.	1,293	21,011
Vonage Holdings Corp. †	2,700	8,856

		109,089

Utilities - 1.3%
ALLETE, Inc.	35	1,554
Black Hills Corp.	78	3,735
Chesapeake Utilities Corp.	258	10,748
El Paso Electric Co.	44	1,608
MGE Energy, Inc.	117	4,359
New Jersey Resources Corp.	500	25,255
Otter Tail Corp.	366	9,761
PNM Resources, Inc.	1,700	42,347
Portland General Electric Co.	2,900	93,148
South Jersey Industries, Inc.	37	1,974
Unitil Corp.	94	2,923

		197,412

TOTAL COMMON STOCKS (cost $13,702,584)		14,485,306

EXCHANGE-TRADED FUNDS - 2.2%
iShares Russell 2000 ETF (cost $325,162)	2,995	327,503

MONEY MARKET FUNDS - 2.3%
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares,
0.000% (2)(a) (cost $345,695)	345,695	345,695

TOTAL INVESTMENTS - 101.7% (cost $14,373,441)		15,158,504

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.7%)		(248,969)

NET ASSETS - 100.0%		$14,909,535

All securities are United States companies, unless noted otherwise in parentheses.

†	Non income-producing security.
(a)	Represents annualized seven-day yield as of September 30, 2014.

All securities are Level 1 with respect to ASC 820, unless otherwise noted in parentheses.

(2)	Level 2 security (See Note 4).

The following abbreviations are used in portfolio descriptions:

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

108	AQR Funds	Annual Report	September 2014

Schedule of Investments	September 30, 2014

AQR TAX-MANAGED INTERNATIONAL MOMENTUM FUND

COMMON STOCKS - 98.6%	SHARES	VALUE (Note 2)
Australia - 3.6%
ALS Ltd.	295	$1,357
Amcor Ltd.	28,362	280,930
Australia & New Zealand Banking Group Ltd.	18,455	498,879
Brambles Ltd.	11,872	98,760
Coca-Cola Amatil Ltd.	386	2,963
Commonwealth Bank of Australia	4,128	271,798
Crown Resorts Ltd.	11,649	140,663
Federation Centres REIT	6,256	14,114
Fortescue Metals Group Ltd.	77,603	235,760
GPT Group/The REIT	1,253	4,243
Insurance Australia Group Ltd.	28,183	151,043
National Australia Bank Ltd.	5,128	145,859
Orica Ltd.	113	1,865
Orora Ltd.	28,362	40,656
Ramsay Health Care Ltd.	11,496	503,757
Recall Holdings Ltd.	2,374	11,658
Santos Ltd.	278	3,325
Suncorp Group Ltd.	11,005	135,267
Telstra Corp. Ltd.	16,142	74,895
Wesfarmers Ltd.	1,157	42,638
Westpac Banking Corp.	9,483	266,221
Woolworths Ltd.	1,566	46,892

		2,973,543

Austria - 0.1%
Andritz AG	416	22,150
Erste Group Bank AG	785	17,924
Raiffeisen Bank International AG	448	9,705
Voestalpine AG	1,869	73,805

		123,584

Belgium - 1.2%
Ageas	4,704	155,957
Anheuser-Busch InBev NV	318	35,266
Belgacom SA	5,258	183,063
Delhaize Group SA	1,994	138,577
KBC Groep NV †	5,633	299,034
UCB SA	1,538	139,363

		951,260

Canada - 22.4%
Alimentation Couche-Tard, Inc., Class B (1)	12,723	406,813
AltaGas Ltd. (1)	3,700	156,233
Bank of Montreal (1)	8,400	618,253
Bank of Nova Scotia/The (1)	12,300	760,767
BCE, Inc. (1)	136	5,815
Brookfield Asset Management, Inc., Class A (1)	8,300	372,627
Calloway Real Estate Investment Trust REIT (1)	100	2,297
Canadian Imperial Bank of Commerce (1)	6,600	592,789
Canadian National Railway Co. (1)	15,500	1,100,411
Canadian Natural Resources Ltd. (1)	17,800	691,529
Canadian Pacific Railway Ltd. (1)	3,366	698,566
Canadian Tire Corp. Ltd., Class A (1)	2,137	218,957
CGI Group, Inc., Class A (1)†	2,910	98,321

	SHARES	VALUE (Note 2)
Canada - 22.4% (continued)
CI Financial Corp. (1)	14,947	$450,699
Constellation Software, Inc. (1)	1,183	297,337
Crescent Point Energy Corp. (1)	8,900	321,209
Dollarama, Inc. (1)	2,822	239,377
Empire Co., Ltd., Class A (1)	100	6,955
Enbridge, Inc. (1)	11,300	540,911
Encana Corp. (1)	14,700	312,126
Enerplus Corp. (1)	5,420	102,888
Ensign Energy Services, Inc. (1)	100	1,313
First Quantum Minerals Ltd. (1)	7,800	150,575
Fortis, Inc. (1)	100	3,091
Franco-Nevada Corp. (1)	5,100	250,321
Gildan Activewear, Inc. (1)	7,387	404,127
Husky Energy, Inc. (1)	10,900	299,179
Imperial Oil Ltd. (1)	10,400	491,329
Industrial Alliance Insurance & Financial Services, Inc. (1)	4,487	185,778
Jean Coutu Group PJC, Inc./The, Class A (1)	3,300	69,185
Keyera Corp. (1)	1,800	145,019
Loblaw Cos., Ltd. (1)	878	43,941
MacDonald Dettwiler & Associates Ltd. (1)	463	34,623
Magna International, Inc. (1)	5,639	535,225
Manulife Financial Corp. (1)	18,852	362,581
Methanex Corp. (1)	2,200	146,857
Metro, Inc. (1)	100	6,688
Open Text Corp. (1)	5,160	285,425
Paramount Resources Ltd., Class A (1)†	1,200	68,735
Pembina Pipeline Corp. (1)	13,600	572,926
Pengrowth Energy Corp. (1)	10,900	57,130
Peyto Exploration & Development Corp. (1)	1,500	47,332
RioCan Real Estate Investment Trust REIT (1)	242	5,547
Rogers Communications, Inc., Class B (1)	3,763	140,850
Royal Bank of Canada (1)	15,979	1,142,121
Shaw Communications, Inc., Class B (1)	100	2,451
Sun Life Financial, Inc. (1)	16,330	591,989
Suncor Energy, Inc. (1)	24,300	879,396
Toronto-Dominion Bank/The (1)	29,000	1,431,162
Tourmaline Oil Corp. (1)†	5,818	257,822
TransAlta Corp. (1)	100	1,049
TransCanada Corp. (1)	12,700	654,079
Trilogy Energy Corp. (1)	100	2,264
Valeant Pharmaceuticals International, Inc. (1)†	5,994	785,410
Vermilion Energy, Inc. (1)	4,400	267,862

		18,318,262

China - 0.0% (a)
FIH Mobile Ltd. †	62,000	32,234

Denmark - 4.0%
AP Moeller - Maersk A/S, Class B	265	627,744
Coloplast A/S, Class B	6,320	528,530
Danske Bank A/S	12,172	329,955
Novo Nordisk A/S, Class B	23,294	1,109,069
Pandora A/S	2,756	215,180
Tryg A/S	2,393	248,262
Vestas Wind Systems A/S †	5,815	226,713

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2014	109

Schedule of Investments	September 30, 2014

AQR TAX-MANAGED INTERNATIONAL MOMENTUM FUND

	SHARES	VALUE (Note 2)
Denmark - 4.0% (continued)
William Demant Holding A/S †	39	$2,989

		3,288,442

Finland - 1.5%
Kone OYJ, Class B	610	24,421
Nokia OYJ	56,268	477,776
Sampo OYJ, A Shares	8,956	433,035
Stora Enso OYJ, R Shares	16,007	132,804
UPM-Kymmene OYJ	9,332	132,657
Valmet OYJ	434	4,299

		1,204,992

France - 7.3%
Air Liquide SA	177	21,580
Airbus Group NV	6,796	427,200
Alcatel-Lucent †	58,706	181,067
AXA SA	13,074	322,046
BNP Paribas SA	8,401	557,559
Credit Agricole SA	12,721	191,750
Danone SA	363	24,309
Dassault Systemes	106	6,809
Edenred	323	7,959
Electricite de France SA	6,733	220,888
Essilor International SA	243	26,649
Eutelsat Communications SA	106	3,420
GDF Suez	27,788	696,936
Hermes International	35	10,468
Iliad SA	1,532	323,176
L’Oreal SA	257	40,759
LVMH Moet Hennessy Louis Vuitton SA	196	31,827
Orange SA	23,064	344,175
Pernod Ricard SA	92	10,413
Peugeot SA †	13,499	172,729
Renault SA	1,693	122,471
Sanofi	811	91,700
Societe Generale SA	9,030	460,601
Technip SA	46	3,859
Total SA	19,002	1,230,457
Unibail-Rodamco SE REIT	1,806	464,427

		5,995,234

Germany - 6.6%
adidas AG	160	11,939
BASF SE	1,900	173,313
Bayer AG	5,038	700,978
Bayerische Motoren Werke AG	5,260	562,159
Beiersdorf AG	64	5,325
Commerzbank AG †	22,679	336,763
Continental AG	2,718	514,863
Daimler AG	3,806	290,652
Deutsche Bank AG	67	2,339
Deutsche Lufthansa AG	5,142	80,740
Deutsche Post AG	23,339	743,932
Deutsche Telekom AG	50,708	767,544
E.ON SE	9,899	180,772
Fresenius Medical Care AG & Co. KGaA	109	7,592
Fresenius SE & Co. KGaA	183	9,035
Infineon Technologies AG	17,071	175,711

	SHARES	VALUE (Note 2)
Germany - 6.6% (continued)
Merck KGaA	1,398	$128,498
Metro AG †	3,474	113,930
Muenchener Rueckversicherungs AG	264	52,079
ProSiebenSat.1 Media AG	1,943	77,031
SAP SE	171	12,341
Siemens AG	2,258	268,684
ThyssenKrupp AG †	6,783	177,088

		5,393,308

Hong Kong - 1.8%
AIA Group Ltd.	3,800	19,611
BOC Hong Kong Holdings Ltd.	10,500	33,426
Cheung Kong Holdings Ltd.	10,000	164,499
Cheung Kong Infrastructure Holdings Ltd.	1,000	7,008
CLP Holdings Ltd.	1,000	8,033
First Pacific Co., Ltd.	12,000	12,447
Galaxy Entertainment Group Ltd.	46,000	267,077
Giordano International Ltd.	2,000	1,084
Hang Seng Bank Ltd.	1,200	19,256
Hong Kong & China Gas Co., Ltd.	2,662	5,769
Hutchison Whampoa Ltd.	19,000	229,683
Luk Fook Holdings International Ltd.	1,000	2,909
Melco International Development Ltd.	38,000	88,080
MGM China Holdings Ltd.	57,600	165,982
New World Development Co., Ltd.	9,000	10,484
Power Assets Holdings Ltd.	1,000	8,839
Samsonite International SA	29,100	93,616
Sands China Ltd.	14,800	77,209
SmarTone Telecommunications Holdings Ltd.	1,500	2,097
Wharf Holdings Ltd./The	18,000	127,849
Wheelock & Co., Ltd.	3,000	14,310
Wynn Macau Ltd.	24,400	77,762

		1,437,030

Italy - 4.0%
Banco Popolare SC †	10,483	152,668
Davide Campari-Milano SpA	430	3,097
Enel SpA	126,942	671,538
Eni SpA	7,354	174,483
Fiat SpA †	20,290	195,549
Finmeccanica SpA †	19,712	190,751
Intesa Sanpaolo SpA	248,187	749,209
Luxottica Group SpA	512	26,613
Mediobanca SpA †	17,791	152,003
Snam SpA	36,381	200,889
Tenaris SA	152	3,468
UniCredit SpA	75,260	591,234
Unione di Banche Italiane SCpA	23,298	194,722

		3,306,224

Japan - 19.0%
Alps Electric Co., Ltd.	8,700	149,552
Asahi Group Holdings Ltd.	6,300	182,235
Astellas Pharma, Inc.	47,900	713,402
Bandai Namco Holdings, Inc.	8,500	218,673
Bank of Yokohama Ltd./The	12,000	65,986
Bridgestone Corp.	2,800	92,610

The accompanying notes are an integral part of these financial statements.	(Continued)

110	AQR Funds	Annual Report	September 2014

Schedule of Investments	September 30, 2014

AQR TAX-MANAGED INTERNATIONAL MOMENTUM FUND

	SHARES	VALUE (Note 2)
Japan - 19.0% (continued)
Chugai Pharmaceutical Co., Ltd.	7,100	$205,515
Coca-Cola East Japan Co., Ltd.	3,600	71,556
COLOPL, Inc. †	5,400	177,857
Daikin Industries Ltd.	4,500	279,149
Daito Trust Construction Co., Ltd.	3,600	425,710
Denso Corp.	4,200	193,772
Ezaki Glico Co., Ltd.	2,500	86,212
Fuji Heavy Industries Ltd.	9,100	301,453
FUJIFILM Holdings Corp.	5,600	172,072
Fujitsu Ltd.	55,000	338,501
Haseko Corp.	16,900	130,598
Hino Motors Ltd.	11,000	153,926
Hiroshima Bank Ltd./The	6,000	29,483
HIS Co. Ltd.	2,200	58,711
Hitachi Ltd.	21,000	160,441
Hitachi Transport System Ltd.	200	2,584
Hokuhoku Financial Group, Inc.	64,000	125,454
Hoshizaki Electric Co., Ltd.	1,300	60,663
Hoya Corp.	11,100	372,741
Hulic Co., Ltd.	18,700	198,065
Inpex Corp.	18,000	254,485
Jafco Co., Ltd.	3,600	129,814
Japan Airport Terminal Co., Ltd.	1,300	52,181
Japan Logistics Fund, Inc. REIT	22	48,641
JGC Corp.	3,000	81,965
JTEKT Corp.	11,400	191,081
Kaken Pharmaceutical Co., Ltd.	3,000	67,642
Kao Corp.	12,500	487,783
Kawasaki Heavy Industries Ltd.	38,000	151,925
KDDI Corp.	3,400	204,531
Kenedix Office Investment Corp. REIT	9	48,325
Keyence Corp.	1,000	434,186
Komeri Co., Ltd.	100	2,272
LIXIL Group Corp.	5,600	119,470
M3, Inc.	10,200	163,570
Mazda Motor Corp.	5,800	145,896
Minebea Co., Ltd.	8,000	109,179
Mitsubishi Electric Corp.	16,000	213,299
Mitsui & Co., Ltd.	20,100	317,059
Mixi, Inc.	3,700	184,277
Murata Manufacturing Co., Ltd.	4,500	511,494
NGK Insulators Ltd.	7,000	166,857
Nidec Corp.	6,900	466,282
Nippon Paint Co., Ltd.	9,000	203,021
Nippon Prologis REIT, Inc. REIT	36	83,697
Nippon Telegraph & Telephone Corp.	14,100	874,401
NSK Ltd.	5,000	71,315
NTN Corp.	37,000	167,147
Okasan Securities Group, Inc.	13,000	92,508
Olympus Corp. †	5,500	197,234
Omron Corp.	3,900	177,247
Ono Pharmaceutical Co., Ltd.	2,200	195,355
Otsuka Holdings Co., Ltd.	5,800	199,916
Panasonic Corp.	44,000	524,409
Rakuten, Inc.	9,000	103,603
Renesas Electronics Corp. †	17,900	153,663
Seiko Epson Corp.	6,800	327,644

	SHARES	VALUE (Note 2)
Japan - 19.0% (continued)
Seino Holdings Co., Ltd.	6,000	$48,098
Seven & I Holdings Co., Ltd.	4,100	159,024
Shimano, Inc.	1,300	158,137
Shimizu Corp.	25,000	197,276
SMC Corp.	700	193,019
SoftBank Corp.	13,200	922,005
Square Enix Holdings Co., Ltd.	8,900	188,876
Suruga Bank Ltd.	11,000	219,472
Taisei Corp.	36,000	203,101
Tohoku Electric Power Co., Inc.	13,100	148,886
Tokai Tokyo Financial Holdings, Inc.	13,900	95,592
Tokyo Tatemono Co., Ltd.	4,000	32,412
Toyo Seikan Group Holdings Ltd.	3,000	37,191
USS Co., Ltd.	4,900	74,960
Yamada Denki Co., Ltd.	400	1,168

		15,569,512

Luxembourg - 0.1%
ArcelorMittal	6,460	88,387

Netherlands - 4.9%
Aegon NV	30,304	249,529
Akzo Nobel NV	2,304	157,643
ASML Holding NV	1,939	192,055
Heineken NV	422	31,517
Koninklijke Ahold NV	607	9,819
Koninklijke Philips NV	1,024	32,563
Randstad Holding NV	2,938	136,497
Royal Dutch Shell PLC, A Shares	84,114	3,210,857

		4,020,480

Norway - 1.0%
DNB ASA	9,220	172,544
Gjensidige Forsikring ASA	4,061	85,865
Golar LNG Ltd.	70	4,771
Seadrill Ltd.	77	2,057
Statoil ASA	18,579	505,828
Telenor ASA	565	12,401

		783,466

Portugal - 0.4%
EDP - Energias de Portugal SA	70,456	307,234
Galp Energia SGPS SA	140	2,276
Jeronimo Martins SGPS SA	313	3,444

		312,954

Singapore - 0.4%
Blumont Group Ltd. †	23,000	557
CapitaLand Ltd.	9,000	22,547
DBS Group Holdings Ltd.	2,000	28,845
Jardine Matheson Holdings Ltd.	400	23,836
Jardine Strategic Holdings Ltd.	500	17,403
Keppel Corp. Ltd.	3,000	24,676
Mapletree Commercial Trust REIT	20,000	22,096
Singapore Telecommunications Ltd.	10,000	29,767
Super Group Ltd.	102,000	102,051
Thai Beverage PCL	59,000	35,313

		307,091

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2014	111

Schedule of Investments	September 30, 2014

AQR TAX-MANAGED INTERNATIONAL MOMENTUM FUND

	SHARES	VALUE (Note 2)
Spain - 6.1%
Abertis Infraestructuras SA	21,456	$423,102
ACS Actividades de Construccion y Servicios SA	3,808	145,959
Amadeus IT Holding SA, A Shares	8,872	331,203
Banco Bilbao Vizcaya Argentaria SA	9,179	110,474
Banco de Sabadell SA	78,580	232,022
Banco Popular Espanol SA	43,586	265,844
Banco Santander SA	65,050	622,765
Bankia SA †	98,420	183,099
CaixaBank SA	28,041	170,504
EDP Renovaveis SA	6,197	42,970
Ferrovial SA	30,158	583,453
Gas Natural SDG SA	19,415	571,125
Grifols SA	3,245	132,610
Iberdrola SA	73,659	526,507
Inditex SA	1	27
Mapfre SA	38,752	136,963
Repsol SA	7,251	172,023
Telefonica SA	19,834	306,320

		4,956,970

Sweden - 2.9%
Assa Abloy AB, Class B	7,440	382,324
Getinge AB, B Shares	138	3,465
Hennes & Mauritz AB, B Shares	8,804	364,045
Investment AB Kinnevik, B Shares	4,637	167,213
Investor AB, B Shares	9,390	330,619
Nordea Bank AB	19,193	248,807
Skandinaviska Enskilda Banken AB, Class A	33,598	447,009
Skanska AB, B Shares	16,212	334,344
Swedish Match AB	114	3,688
Tele2 AB, B Shares	227	2,732
Trelleborg AB, B Shares	6,703	115,848

		2,400,094

Switzerland - 5.3%
Actelion Ltd. †	3,829	448,476
Adecco SA †	4,264	288,250
Cie Financiere Richemont SA	2,351	192,174
Credit Suisse Group AG †	1,941	53,699
EMS-Chemie Holding AG	718	297,106
Givaudan SA †	377	600,938
Novartis AG	15,784	1,486,354
Partners Group Holding AG	1,371	360,345
Schindler Holding AG	32	4,335
SGS SA	12	24,827
Swatch Group AG/The	170	80,562
Swiss Re AG †	841	66,929
Swisscom AG	686	388,847
Syngenta AG	94	29,765
Wolseley PLC	75	3,928

		4,326,535

United Kingdom - 6.0%
Aggreko PLC	126	3,154
ARM Holdings PLC	1,727	25,161

	SHARES	VALUE (Note 2)
United Kingdom - 6.0% (continued)
ASOS PLC †	898	$32,636
Associated British Foods PLC	11,411	494,655
AstraZeneca PLC	16,797	1,203,721
Barclays PLC	13,606	50,045
Barratt Developments PLC	28,853	184,507
BG Group PLC	687	12,683
Booker Group PLC	21,103	41,675
BP PLC	740	5,413
British American Tobacco PLC	941	53,026
British Sky Broadcasting Group PLC	451	6,433
BT Group PLC	78,218	479,790
Burberry Group PLC	203	4,952
Capita PLC	4,384	82,531
CNH Industrial NV	878	6,955
Compass Group PLC	1,333	21,500
Croda International PLC	111	3,681
Diageo PLC	1,887	54,425
Experian PLC	1,092	17,352
Fresnillo PLC	272	3,336
G4S PLC	681	2,761
GlaxoSmithKline PLC	126	2,878
Gulf Keystone Petroleum Ltd. †	2,240	2,262
HSBC Holdings PLC	10,509	106,785
Intertek Group PLC	94	3,984
Kingfisher PLC	13,199	69,029
Legal & General Group PLC	45,149	167,066
Meggitt PLC	501	3,654
Next PLC	1,489	159,375
Pearson PLC	343	6,889
Prudential PLC	16,795	373,376
Randgold Resources Ltd.	40	2,712
Reckitt Benckiser Group PLC	500	43,229
Reed Elsevier NV	22,655	513,959
Rexam PLC	421	3,347
Royal Bank of Scotland Group PLC †	6,019	35,859
SABMiller PLC	977	54,143
Severn Trent PLC	173	5,256
Sports Direct International PLC †	6,364	63,589
SSE PLC	372	9,315
Standard Life PLC	4,679	31,308
Tate & Lyle PLC	322	3,069
Tesco PLC	1,089	3,253
Tullow Oil PLC	321	3,347
Whitbread PLC	1,309	87,959
WM Morrison Supermarkets PLC	1,127	3,066
WPP PLC	16,425	329,051

		4,878,152

TOTAL COMMON STOCKS (cost $81,063,307)		80,667,754

EXCHANGE-TRADED FUNDS - 0.6%
iShares MSCI EAFE ETF (1) (cost $493,575)	7,704	493,981

The accompanying notes are an integral part of these financial statements.	(Continued)

112	AQR Funds	Annual Report	September 2014

Schedule of Investments	September 30, 2014

AQR TAX-MANAGED INTERNATIONAL MOMENTUM FUND

	SHARES	VALUE (Note 2)
RIGHTS - 0.0% (a)
Italy - 0.0% (a)
Fiat SpA (3)†(b)	20,290	$—

Spain - 0.0% (a)
Banco Bilbao Vizcaya Argentaria SA †	40,083	3,999
Banco Popular Espanol SA †	43,586	606

		4,605

TOTAL RIGHTS (cost $—)		4,605

MONEY MARKET FUNDS - 0.4%
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 0.000% (c)
(cost $313,318)	313,318	313,318

TOTAL INVESTMENTS - 99.6% (cost $81,870,200)		81,479,658

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.4%		352,681

NET ASSETS - 100.0%		$81,832,339

†	Non income-producing security.
(a)	Represents less than 0.05 percent of net assets.
(b)	Security fair valued as of September 30, 2014 using procedures approved by the Board of Trustees. The total value of positions fair valued was $0 or 0.0% of total net assets.
(c)	Represents annualized seven-day yield as of September 30, 2014.

All securities are Level 2 with respect to ASC 820, unless otherwise noted in parentheses.

(1)	Level 1 security (See Note 4).
(3)	Level 3 security (See Note 4).

The following abbreviations are used in portfolio descriptions:

REIT - Real Estate Investment Trust

SECTOR	VALUE	% OF NET ASSETS
Consumer Discretionary	$8,672,366	10.6%
Consumer Staples	2,920,935	3.6
Energy	11,460,878	14.0
Exchange-Traded Funds	493,981	0.6
Financials	20,469,108	24.9
Health Care	9,053,708	11.1
Industrials	10,707,522	13.1
Information Technology	5,463,991	6.7
Materials	3,245,334	4.0
Telecommunication Services	5,062,412	6.2
Utilities	3,616,105	4.4
Money Market Funds	313,318	0.4

Total Investments	81,479,658	99.6
Other Assets in Excess of Liabilities	352,681	0.4

Net Assets	$81,832,339	100.0%

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	September 2014	113

Schedule of Investments	September 30, 2014

AQR CORE EQUITY FUND

COMMON STOCKS - 98.4%	SHARES	VALUE (Note 2)
Consumer Discretionary - 7.5%
Advance Auto Parts, Inc.	4,343	$565,893
AMC Networks, Inc., Class A †	262	15,306
Apollo Education Group, Inc. †	11,810	297,021
Autoliv, Inc. (Sweden)	538	49,453
AutoZone, Inc. †	2,047	1,043,274
Best Buy Co., Inc.	5,400	181,386
Bloomin’ Brands, Inc. †	7,426	136,193
BorgWarner, Inc.	2,000	105,220
Brinker International, Inc.	6,100	309,819
Brunswick Corp.	4,601	193,886
Buckle, Inc./The	827	37,538
Caesars Entertainment Corp. †	15,528	195,342
Choice Hotels International, Inc.	183	9,516
Cinemark Holdings, Inc.	404	13,752
Columbia Sportswear Co.	6,200	221,836
Cracker Barrel Old Country Store, Inc.	375	38,696
Deckers Outdoor Corp. †	4,426	430,119
DeVry Education Group, Inc.	2,100	89,901
Dillard’s, Inc., Class A	3,181	346,665
DISH Network Corp., Class A †	1,388	89,637
Dollar Tree, Inc. †	2,085	116,906
Domino’s Pizza, Inc.	549	42,251
Expedia, Inc.	5,500	481,910
Federal-Mogul Holdings Corp. †	7,200	107,064
Foot Locker, Inc.	12,985	722,615
Fossil Group, Inc. †	1,474	138,409
GameStop Corp., Class A	5,490	226,188
Gannett Co., Inc.	8,568	254,213
Gap, Inc./The	5,200	216,788
Gentex Corp.	9,220	246,819
Genuine Parts Co.	692	60,695
Goodyear Tire & Rubber Co./The	14,995	338,662
Graham Holdings Co., Class B	471	329,507
Guess?, Inc.	1,083	23,793
H&R Block, Inc.	7,700	238,777
Hanesbrands, Inc.	5,579	599,408
Harman International Industries, Inc.	2,700	264,708
Hasbro, Inc.	1,217	66,929
HSN, Inc.	156	9,574
Jarden Corp. †	1,506	90,526
John Wiley & Sons, Inc.	5,500	308,605
Johnson Controls, Inc.	6,122	269,368
Kohl’s Corp.	5,184	316,379
L Brands, Inc.	3,807	254,993
Las Vegas Sands Corp.	12,900	802,509
Lear Corp.	5,654	488,562
Leggett & Platt, Inc.	536	18,717
Live Nation Entertainment, Inc. †	6,882	165,306
Lowe’s Cos., Inc.	3,680	194,746
Macy’s, Inc.	19,766	1,149,986
Mohawk Industries, Inc. †	298	40,176
Penske Automotive Group, Inc.	6,084	246,950
PetSmart, Inc.	73	5,117
Pier 1 Imports, Inc.	1,290	15,338
Polaris Industries, Inc.	409	61,264
PulteGroup, Inc.	17,600	310,816
Royal Caribbean Cruises Ltd.	9,300	625,797

	SHARES	VALUE (Note 2)
Consumer Discretionary - 7.5% (continued)
Signet Jewelers Ltd.	4,700	$535,377
Sinclair Broadcast Group, Inc., Class A	1,283	33,473
Tenneco, Inc. †	2,577	134,803
Thor Industries, Inc.	2,734	140,801
TJX Cos., Inc./The	1,225	72,483
Tupperware Brands Corp.	495	34,175
VF Corp.	2,462	162,566
Viacom, Inc., Class B	985	75,786
Whirlpool Corp.	1,455	211,921
Williams-Sonoma, Inc.	3,847	256,095
Wynn Resorts Ltd.	2,700	505,116

		16,383,420

Consumer Staples - 5.1%
Archer-Daniels-Midland Co.	25,644	1,310,408
Coca-Cola Enterprises, Inc.	813	36,065
ConAgra Foods, Inc.	438	14,472
Constellation Brands, Inc., Class A †	7,879	686,734
CVS Health Corp.	29,963	2,384,755
Dean Foods Co.	1,045	13,846
Dr Pepper Snapple Group, Inc.	9,700	623,807
Energizer Holdings, Inc.	1,908	235,085
Flowers Foods, Inc.	2,172	39,878
Ingredion, Inc.	2,900	219,791
Keurig Green Mountain, Inc.	1,387	180,490
Kroger Co./The	22,148	1,151,696
Molson Coors Brewing Co., Class B	7,600	565,744
Nu Skin Enterprises, Inc., Class A	4,544	204,616
Pilgrim’s Pride Corp. †	18,052	551,669
Rite Aid Corp. †	108,333	524,332
Tyson Foods, Inc., Class A	19,329	760,983
Walgreen Co.	26,448	1,567,573
WhiteWave Foods Co./The †	53	1,925

		11,073,869

Energy - 10.8%
Baker Hughes, Inc.	19,800	1,288,188
Bristow Group, Inc.	949	63,773
Chesapeake Energy Corp.	15,000	344,850
Cimarex Energy Co.	3,662	463,353
ConocoPhillips	36,100	2,762,372
Continental Resources, Inc. †	924	61,427
Delek US Holdings, Inc.	545	18,050
Devon Energy Corp.	15,600	1,063,608
Energen Corp.	798	57,648
EOG Resources, Inc.	18,528	1,834,643
Halliburton Co.	30,253	1,951,621
Helmerich & Payne, Inc.	6,395	625,879
Hess Corp.	13,090	1,234,649
Marathon Oil Corp.	5,600	210,504
Marathon Petroleum Corp.	8,100	685,827
Nabors Industries Ltd.	22,500	512,100
National Oilwell Varco, Inc.	17,000	1,293,700
Newfield Exploration Co. †	6,900	255,783
Oasis Petroleum, Inc. †	6,161	257,591
Occidental Petroleum Corp.	17,100	1,644,165
Oil States International, Inc. †	3,743	231,692

The accompanying notes are an integral part of these financial statements.	(Continued)

114	AQR Funds	Annual Report	September 2014

Schedule of Investments	September 30, 2014

AQR CORE EQUITY FUND

	SHARES	VALUE (Note 2)
Energy - 10.8% (continued)
Patterson-UTI Energy, Inc.	9,582	$311,702
PBF Energy, Inc., Class A	7,900	189,600
Phillips 66	19,966	1,623,435
RPC, Inc.	9,986	219,293
Schlumberger Ltd.	12,700	1,291,463
Superior Energy Services, Inc.	11,412	375,112
Tesoro Corp.	2,300	140,254
Ultra Petroleum Corp. †	12,800	297,728
Unit Corp. †	4,600	269,790
Valero Energy Corp.	26,652	1,233,188
Western Refining, Inc.	6,122	257,063
Whiting Petroleum Corp. †	6,695	519,197

		23,589,248

Financials - 19.1%
Aflac, Inc.	6,184	360,218
Alleghany Corp. †	26	10,872
Allstate Corp./The	20,635	1,266,370
American Capital Ltd. †	1,510	21,382
American Express Co.	800	70,032
American Financial Group, Inc.	5,897	341,377
American International Group, Inc.	45,178	2,440,515
Ameriprise Financial, Inc.	9,776	1,206,163
AmTrust Financial Services, Inc.	7,979	317,724
Arch Capital Group Ltd. †	955	52,258
Ares Capital Corp.	1,032	16,677
Aspen Insurance Holdings Ltd.	5,300	226,681
Associated Banc-Corp	8,500	148,070
Assurant, Inc.	5,432	349,278
Assured Guaranty Ltd.	12,441	275,692
Axis Capital Holdings Ltd.	5,978	282,939
Bank of America Corp.	63,925	1,089,921
Bank of New York Mellon Corp./The	15,829	613,057
BankUnited, Inc.	4,500	137,205
Berkshire Hathaway, Inc., Class B †	9,400	1,298,516
Capital One Financial Corp.	19,658	1,604,486
Cincinnati Financial Corp.	372	17,503
CNA Financial Corp.	9,337	355,086
CNO Financial Group, Inc.	19,541	331,415
Comerica, Inc.	4,345	216,642
Discover Financial Services	19,482	1,254,446
E*TRADE Financial Corp. †	13,806	311,877
East West Bancorp, Inc.	8,096	275,264
Everest Re Group Ltd.	3,988	646,096
Federated Investors, Inc., Class B	174	5,109
Fifth Third Bancorp	9,310	186,386
First American Financial Corp.	4,600	124,752
First Niagara Financial Group, Inc.	4,660	38,818
First Republic Bank/CA	3,900	192,582
FirstMerit Corp.	5,700	100,320
FNF Group	14,208	394,130
Fulton Financial Corp.	2,815	31,190
Genworth Financial, Inc., Class A †	27,249	356,962
Goldman Sachs Group, Inc./The	7,787	1,429,460
Hancock Holding Co.	3,700	118,585
Hartford Financial Services Group, Inc./The	19,382	721,979

	SHARES	VALUE (Note 2)
Financials - 19.1% (continued)
HCC Insurance Holdings, Inc.	5,537	$267,382
Huntington Bancshares, Inc.	41,413	402,948
Jones Lang LaSalle, Inc.	1,800	227,412
JPMorgan Chase & Co.	40,069	2,413,757
KeyCorp	29,493	393,142
Legg Mason, Inc.	5,068	259,279
Lincoln National Corp.	13,722	735,225
M&T Bank Corp.	616	75,947
MBIA, Inc. †	2,070	19,003
McGraw Hill Financial, Inc.	1,000	84,450
Medical Properties Trust, Inc. REIT	789	9,673
MetLife, Inc.	34,602	1,858,819
Morgan Stanley	57,765	1,996,936
NASDAQ OMX Group, Inc./The	7,512	318,659
Nationstar Mortgage Holdings, Inc. †	1,574	53,894
Navient Corp.	15,350	271,848
Ocwen Financial Corp. †	449	11,755
Old Republic International Corp.	18,046	257,697
PartnerRe Ltd.	3,300	362,637
PNC Financial Services Group, Inc./The	16,011	1,370,221
Principal Financial Group, Inc.	8,094	424,692
Progressive Corp./The	2,200	55,616
Prosperity Bancshares, Inc.	1,400	80,038
Prudential Financial, Inc.	9,295	817,402
Radian Group, Inc.	8,400	119,784
Regions Financial Corp.	8,363	83,964
Reinsurance Group of America, Inc.	4,644	372,124
RenaissanceRe Holdings Ltd.	4,300	429,957
SLM Corp.	8,050	68,908
StanCorp Financial Group, Inc.	2,100	132,678
State Street Corp.	923	67,942
Stifel Financial Corp. †	5,200	243,828
SunTrust Banks, Inc.	14,759	561,285
Susquehanna Bancshares, Inc.	3,020	30,200
Torchmark Corp.	6,198	324,589
Travelers Cos., Inc./The	15,355	1,442,449
Unum Group	11,646	400,389
Webster Financial Corp.	9,100	265,174
Wells Fargo & Co.	98,263	5,096,902
Zions Bancorp.	1,434	41,672

		41,688,312

Health Care - 9.3%
AbbVie, Inc.	36,503	2,108,413
Aetna, Inc.	13,659	1,106,379
Agilent Technologies, Inc.	1,500	85,470
Alere, Inc. †	7,036	272,856
Align Technology, Inc. †	1,700	87,856
AmerisourceBergen Corp.	238	18,397
Becton Dickinson and Co.	1,900	216,239
Biogen Idec, Inc. †	3,500	1,157,835
Boston Scientific Corp. †	6,640	78,418
Cardinal Health, Inc.	10,835	811,758
CareFusion Corp. †	1,054	47,694
Centene Corp. †	4,709	389,481
Cigna Corp.	2,276	206,410
Cooper Cos., Inc./The	128	19,936

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2014	115

Schedule of Investments	September 30, 2014

AQR CORE EQUITY FUND

	SHARES	VALUE (Note 2)
Health Care - 9.3% (continued)
CR Bard, Inc.	2,600	$371,046
Eli Lilly & Co.	7,100	460,435
Endo International PLC (Ireland) †	482	32,940
Gilead Sciences, Inc. †	36,138	3,846,890
HCA Holdings, Inc. †	19,488	1,374,294
Health Net, Inc. †	6,600	304,326
Humana, Inc.	7,829	1,020,040
McKesson Corp.	1,249	243,143
Medtronic, Inc.	2,255	139,697
Merck & Co., Inc.	14,300	847,704
Mylan, Inc. †	2,740	124,643
Omnicare, Inc.	1,193	74,276
ResMed, Inc.	188	9,263
Salix Pharmaceuticals Ltd. †	1,200	187,488
St Jude Medical, Inc.	3,283	197,407
Stryker Corp.	348	28,101
Thermo Fisher Scientific, Inc.	134	16,308
United Therapeutics Corp. †	3,744	481,666
UnitedHealth Group, Inc.	13,315	1,148,419
Universal Health Services, Inc., Class B	4,462	466,279
VCA, Inc. †	3,600	141,588
WellCare Health Plans, Inc. †	2,488	150,126
WellPoint, Inc.	11,650	1,393,573
West Pharmaceutical Services, Inc.	312	13,965
Zimmer Holdings, Inc.	6,478	651,363

		20,332,122

Industrials - 13.7%
A. O. Smith Corp.	1,800	85,104
Acuity Brands, Inc.	900	105,939
AECOM Technology Corp. †	1,744	58,860
AGCO Corp.	1,852	84,192
Air Lease Corp.	3,300	107,250
Alaska Air Group, Inc.	6,724	292,763
Alliant Techsystems, Inc.	2,578	329,056
AMERCO	1,197	313,482
Avis Budget Group, Inc. †	6,841	375,502
Caterpillar, Inc.	23,800	2,356,914
Cintas Corp.	5,162	364,386
Civeo Corp.	2,286	26,540
Copa Holdings SA, Class A (Panama)	493	52,894
Crane Co.	652	41,213
Cummins, Inc.	8,506	1,122,622
Curtiss-Wright Corp.	4,200	276,864
Delta Air Lines, Inc.	42,017	1,518,915
Deluxe Corp.	6,316	348,391
Dover Corp.	4,670	375,141
Dun & Bradstreet Corp./The	700	82,229
EMCOR Group, Inc.	734	29,331
EnerSys	4,379	256,785
Esterline Technologies Corp. †	2,441	271,610
Exelis, Inc.	17,312	286,340
FedEx Corp.	11,398	1,840,207
Fluor Corp.	4,600	307,234
GATX Corp.	2,200	128,414
Generac Holdings, Inc. †	5,638	228,564
General Dynamics Corp.	12,193	1,549,608

	SHARES	VALUE (Note 2)
Industrials - 13.7% (continued)
Huntington Ingalls Industries, Inc.	3,388	$353,063
IDEX Corp.	2,700	195,399
Illinois Tool Works, Inc.	1,000	84,420
ITT Corp.	6,496	291,930
JetBlue Airways Corp. †	27,700	294,174
Joy Global, Inc.	5,900	321,786
L-3 Communications Holdings, Inc.	3,230	384,112
Lennox International, Inc.	183	14,067
Lincoln Electric Holdings, Inc.	2,501	172,907
Lockheed Martin Corp.	12,506	2,285,847
Manpowergroup, Inc.	4,143	290,424
MasTec, Inc. †	1,256	38,459
Moog, Inc., Class A †	4,500	307,800
MRC Global, Inc. †	705	16,441
Norfolk Southern Corp.	12,100	1,350,360
Northrop Grumman Corp.	11,081	1,460,033
NOW, Inc. †	275	8,363
Oshkosh Corp.	5,997	264,768
Parker-Hannifin Corp.	4,703	536,847
Pitney Bowes, Inc.	14,139	353,334
Raytheon Co.	14,789	1,502,858
Regal-Beloit Corp.	121	7,774
Rockwell Automation, Inc.	2,980	327,442
RR Donnelley & Sons Co.	21,170	348,458
Ryder System, Inc.	3,489	313,905
Snap-on, Inc.	2,522	305,364
Southwest Airlines Co.	37,710	1,273,467
Spirit AeroSystems Holdings, Inc., Class A †	7,737	294,470
Spirit Airlines, Inc. †	3,096	214,057
SPX Corp.	1,200	112,716
Swift Transportation Co. †	3,834	80,437
Terex Corp.	4,700	149,319
Textainer Group Holdings Ltd.	298	9,274
Textron, Inc.	15,000	539,850
Timken Co./The	889	37,685
Toro Co./The	3,700	219,151
Towers Watson & Co., Class A	500	49,750
Trinity Industries, Inc.	13,426	627,263
Triumph Group, Inc.	183	11,904
United Continental Holdings, Inc. †	4,600	215,234
United Rentals, Inc. †	7,008	778,589
Valmont Industries, Inc.	109	14,707
Vectrus, Inc. †	962	18,784
WABCO Holdings, Inc. †	3,180	289,221
WW Grainger, Inc.	300	75,495

		30,058,058

Information Technology - 27.0%
Activision Blizzard, Inc.	38,843	807,546
Amdocs Ltd.	7,072	324,463
Anixter International, Inc.	3,100	263,004
Apple, Inc.	126,200	12,714,650
Applied Materials, Inc.	33,000	713,130
ARRIS Group, Inc. †	11,400	323,247
Arrow Electronics, Inc. †	6,075	336,251
Aruba Networks, Inc. †	536	11,567
Atmel Corp. †	7,466	60,325

The accompanying notes are an integral part of these financial statements.	(Continued)

116	AQR Funds	Annual Report	September 2014

Schedule of Investments	September 30, 2014

AQR CORE EQUITY FUND

	SHARES	VALUE (Note 2)
Information Technology - 27.0% (continued)
Avnet, Inc.	6,165	$255,848
Booz Allen Hamilton Holding Corp.	15,000	351,000
Broadcom Corp., Class A	20,900	844,778
Broadridge Financial Solutions, Inc.	7,300	303,899
Brocade Communications Systems, Inc.	39,063	424,615
CA, Inc.	7,566	211,394
Cadence Design Systems, Inc. †	1,184	20,377
Cognizant Technology Solutions Corp., Class A †	19,900	890,923
Computer Sciences Corp.	5,632	344,397
Corning, Inc.	52,213	1,009,799
Dolby Laboratories, Inc., Class A †	3,000	125,370
DST Systems, Inc.	2,500	209,800
EchoStar Corp., Class A †	803	39,154
Electronic Arts, Inc. †	12,080	430,169
EMC Corp.	20,400	596,904
F5 Networks, Inc. †	1,200	142,488
Facebook, Inc., Class A †	22,500	1,778,400
First Solar, Inc. †	6,611	435,070
Fiserv, Inc. †	2,100	135,734
FLIR Systems, Inc.	2,138	67,005
Freescale Semiconductor Ltd. †	11,226	219,244
Global Payments, Inc.	2,500	174,700
Harris Corp.	5,073	336,847
Hewlett-Packard Co.	56,807	2,014,944
IAC/InterActiveCorp	2,954	194,669
Ingram Micro, Inc., Class A †	12,266	316,586
Intel Corp.	117,388	4,087,450
Jabil Circuit, Inc.	2,817	56,819
Juniper Networks, Inc.	27,200	602,480
KLA-Tencor Corp.	2,860	225,311
Knowles Corp. †	1,135	30,078
Lam Research Corp.	10,056	751,183
Lexmark International, Inc., Class A	7,700	327,250
Manhattan Associates, Inc. †	2,700	90,234
Marvell Technology Group Ltd.	41,856	564,219
Mentor Graphics Corp.	3,560	72,962
Microchip Technology, Inc.	3,500	165,305
Micron Technology, Inc. †	47,317	1,621,080
Microsoft Corp.	173,589	8,047,586
Motorola Solutions, Inc.	108	6,834
NCR Corp. †	1,808	60,405
NetApp, Inc.	10,177	437,204
NVIDIA Corp.	28,983	534,736
Oracle Corp.	101,964	3,903,182
PTC, Inc. †	6,900	254,610
QUALCOMM, Inc.	31,700	2,370,209
RF Micro Devices, Inc. †	35,300	407,362
Rovi Corp. †	2,459	48,553
SanDisk Corp.	11,972	1,172,657
Skyworks Solutions, Inc.	13,442	780,308
Synopsys, Inc. †	2,300	91,299
Syntel, Inc. †	2,600	228,644
Teradyne, Inc.	15,700	304,423
Texas Instruments, Inc.	25,500	1,216,095
Total System Services, Inc.	5,600	173,376
Ubiquiti Networks, Inc. †	6,509	244,283
Western Digital Corp.	12,991	1,264,284

	SHARES	VALUE (Note 2)
Information Technology - 27.0% (continued)
Western Union Co./The	10,020	$160,721
Xerox Corp.	64,623	854,962
Xilinx, Inc.	2,700	114,345
Zebra Technologies Corp., Class A †	3,800	269,686

		58,968,432

Materials - 4.3%
Alcoa, Inc.	14,900	239,741
Avery Dennison Corp.	1,487	66,394
Axiall Corp.	502	17,977
Ball Corp.	5,600	354,312
Cabot Corp.	5,300	269,081
Celanese Corp., Series A	2,600	152,152
CF Industries Holdings, Inc.	2,431	678,784
Chemtura Corp. †	1,357	31,659
Dow Chemical Co./The	41,072	2,153,816
Eastman Chemical Co.	3,366	272,276
Freeport-McMoRan, Inc.	29,500	963,175
Graphic Packaging Holding Co. †	11,000	136,730
Huntsman Corp.	18,700	486,013
International Paper Co.	2,134	101,877
KapStone Paper and Packaging Corp. †	8,900	248,933
Louisiana-Pacific Corp. †	2,210	30,034
Owens-Illinois, Inc. †	1,023	26,649
Packaging Corp. of America	7,580	483,756
PPG Industries, Inc.	4,368	859,360
Reliance Steel & Aluminum Co.	782	53,489
Rock-Tenn Co., Class A	2,514	119,616
Scotts Miracle-Gro Co./The, Class A	1,900	104,500
Sealed Air Corp.	4,798	167,354
Sherwin-Williams Co./The	94	20,585
Sonoco Products Co.	3,000	117,870
United States Steel Corp.	18,200	712,894
Valspar Corp./The	188	14,850
Westlake Chemical Corp.	4,890	423,425
Worthington Industries, Inc.	2,400	89,328
WR Grace & Co. †	428	38,922

		9,435,552

Telecommunication Services - 1.0%
AT&T, Inc.	29,500	1,039,580
CenturyLink, Inc.	12,600	515,214
Frontier Communications Corp.	44,600	290,346
Sprint Corp. †	25,300	160,402
Telephone & Data Systems, Inc.	7,148	171,266

		2,176,808

Utilities - 0.6%
AGL Resources, Inc.	2,300	118,082
American Electric Power Co., Inc.	17,600	918,896
Edison International	3,900	218,088
Portland General Electric Co.	195	6,263

		1,261,329

TOTAL COMMON STOCKS (cost $207,248,623)		214,967,150

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2014	117

Schedule of Investments	September 30, 2014

AQR CORE EQUITY FUND

	SHARES	VALUE (Note 2)
EXCHANGE-TRADED FUNDS - 1.2%
SPDR S&P 500 ETF Trust
(cost $2,576,413)	13,375	$2,635,142

MONEY MARKET FUNDS - 4.9%
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 0.000% (2)(a)
(cost $10,789,398)	10,789,398	10,789,398

TOTAL INVESTMENTS - 104.5% (cost $220,614,434)		228,391,690

LIABILITIES IN EXCESS OF OTHER ASSETS - (4.5%)		(9,748,714)

NET ASSETS - 100.0%		$218,642,976

All securities are United States companies, unless noted otherwise in parentheses.

†	Non income-producing security.
(a)	Represents annualized seven-day yield as of September 30, 2014.

All securities are Level 1 with respect to ASC 820, unless otherwise noted in parentheses.

(2)	Level 2 security (See Note 4).

The following abbreviations are used in portfolio descriptions:

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

118	AQR Funds	Annual Report	September 2014

Schedule of Investments	September 30, 2014

AQR SMALL CAP CORE EQUITY FUND

COMMON STOCKS - 98.1%	SHARES	VALUE (Note 2)
Consumer Discretionary - 18.5%
1-800-Flowers.com, Inc., Class A †	977	$7,025
A. H. Belo Corp., Class A	700	7,469
Aaron’s, Inc.	1,400	34,048
American Axle & Manufacturing Holdings, Inc. †	694	11,638
ANN, Inc. †	879	36,153
Asbury Automotive Group, Inc. †	632	40,713
Barnes & Noble, Inc. †	1,500	29,610
Big Lots, Inc.	1,044	44,944
Bridgepoint Education, Inc. †	382	4,263
Brown Shoe Co., Inc.	1,155	31,335
Build-A-Bear Workshop, Inc. †	1,300	17,004
Caesars Entertainment Corp. †	700	8,806
Callaway Golf Co.	740	5,358
Capella Education Co.	265	16,589
Career Education Corp. †	3,400	17,272
Carrols Restaurant Group, Inc. †	1,000	7,110
Cato Corp./The, Class A	739	25,466
Cavco Industries, Inc. †	100	6,800
Century Casinos, Inc. †	1,689	8,665
Children’s Place, Inc./The	217	10,342
Christopher & Banks Corp. †	928	9,178
Citi Trends, Inc. †	662	14,630
Collectors Universe, Inc.	400	8,800
Columbia Sportswear Co.	600	21,468
Cooper Tire & Rubber Co.	300	8,610
Cooper-Standard Holding, Inc. †	300	18,720
Core-Mark Holding Co., Inc.	528	28,005
Cracker Barrel Old Country Store, Inc.	144	14,859
CSS Industries, Inc.	240	5,820
Culp, Inc.	400	7,260
Deckers Outdoor Corp. †	24	2,332
Denny’s Corp. †	799	5,617
Destination Maternity Corp.	419	6,469
Destination XL Group, Inc. †	934	4,409
DeVry Education Group, Inc.	1,207	51,672
Dex Media, Inc. †	1,600	15,296
Diamond Resorts International, Inc. †	1,000	22,760
Drew Industries, Inc.	566	23,880
Einstein Noah Restaurant Group, Inc.	302	6,088
Entercom Communications Corp., Class A †	558	4,481
Entravision Communications Corp., Class A	913	3,615
EW Scripps Co./The, Class A †	121	1,974
Famous Dave’s of America, Inc. †	300	8,076
Federal-Mogul Holdings Corp. †	800	11,896
Finish Line, Inc./The, Class A	1,009	25,255
Flexsteel Industries, Inc.	300	10,119
Fred’s, Inc., Class A	730	10,220
FTD Cos., Inc. †	213	7,265
Genesco, Inc. †	460	34,385
Gentherm, Inc. †	200	8,446
G-III Apparel Group Ltd. †	437	36,210
Global Sources Ltd. †	800	5,368
Grand Canyon Education, Inc. †	824	33,594
Gray Television, Inc. †	254	2,002
Group 1 Automotive, Inc.	231	16,796
Guess?, Inc.	300	6,591
Harte-Hanks, Inc.	569	3,625

	SHARES	VALUE (Note 2)
Consumer Discretionary - 18.5% (continued)
Haverty Furniture Cos., Inc.	543	$11,832
Helen of Troy Ltd. †	500	26,260
Iconix Brand Group, Inc. †	898	33,172
iRobot Corp. †	100	3,045
Jack in the Box, Inc.	200	13,638
Journal Communications, Inc., Class A †	1,251	10,546
Kirkland’s, Inc. †	627	10,101
La-Z-Boy, Inc.	855	16,920
Lee Enterprises, Inc. †	3,380	11,424
Liberty Tax, Inc. †	400	12,920
LifeLock, Inc. †	300	4,287
Lifetime Brands, Inc.	600	9,186
Lithia Motors, Inc., Class A	126	9,537
Marcus Corp./The	301	4,756
Marriott Vacations Worldwide Corp. †	600	38,046
Martha Stewart Living Omnimedia, Inc., Class A †	1,900	6,840
Mattress Firm Holding Corp. †	200	12,012
McClatchy Co./The, Class A †	5,290	17,774
MDC Partners, Inc., Class A	185	3,550
Men’s Wearhouse, Inc./The	800	37,776
Meredith Corp.	150	6,420
Modine Manufacturing Co. †	1,280	15,194
Monarch Casino & Resort, Inc. †	649	7,730
Motorcar Parts of America, Inc. †	691	18,802
Movado Group, Inc.	592	19,572
Murphy USA, Inc. †	600	31,836
NACCO Industries, Inc., Class A	85	4,227
Nautilus, Inc. †	1,711	20,481
New York Times Co./The, Class A	260	2,917
Nexstar Broadcasting Group, Inc., Class A	246	9,943
Nutrisystem, Inc.	806	12,388
Office Depot, Inc. †	8,000	41,120
Orbitz Worldwide, Inc. †	1,399	11,010
Outerwall, Inc. †	558	31,304
Overstock.com, Inc. †	696	11,735
RCI Hospitality Holdings, Inc. †	277	3,053
Red Robin Gourmet Burgers, Inc. †	200	11,380
Remy International, Inc.	400	8,212
Scholastic Corp.	348	11,247
Shiloh Industries, Inc. †	786	13,370
Shoe Carnival, Inc.	536	9,546
Sizmek, Inc. †	1,100	8,514
Skechers U.S.A., Inc., Class A †	462	24,629
Skullcandy, Inc. †	1,900	14,801
Smith & Wesson Holding Corp. †	2,229	21,042
Sonic Automotive, Inc., Class A	1,000	24,510
Sonic Corp. †	404	9,033
Standard Motor Products, Inc.	411	14,151
Stein Mart, Inc.	442	5,105
Steven Madden Ltd. †	200	6,446
Stoneridge, Inc. †	800	9,016
Strattec Security Corp.	200	16,270
Strayer Education, Inc. †	346	20,718
Sturm, Ruger & Co., Inc.	370	18,015
Superior Industries International, Inc.	254	4,453
Tower International, Inc. †	626	15,769
Tuesday Morning Corp. †	1,167	22,646

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2014	119

Schedule of Investments	September 30, 2014

AQR SMALL CAP CORE EQUITY FUND

	SHARES	VALUE (Note 2)
Consumer Discretionary - 18.5% (continued)
Unifi, Inc. †	381	$9,868
Universal Electronics, Inc. †	459	22,661
ValueVision Media, Inc., Class A †	1,331	6,828
Vera Bradley, Inc. †	300	6,204
ZAGG, Inc. †	2,000	11,160
Zumiez, Inc. †	537	15,090

		1,778,439

Consumer Staples - 3.7%
Andersons, Inc./The	500	31,440
Cal-Maine Foods, Inc.	500	44,665
Coca-Cola Bottling Co. Consolidated	200	14,926
Farmer Bros Co. †	225	6,514
Female Health Co./The	431	1,504
Harbinger Group, Inc. †	2,481	32,551
Inter Parfums, Inc.	170	4,675
John B. Sanfilippo & Son, Inc.	531	17,183
Liberator Medical Holdings, Inc.	1,800	5,634
Medifast, Inc. †	338	11,096
Nutraceutical International Corp. †	400	8,364
Omega Protein Corp. †	1,237	15,462
Orchids Paper Products Co.	300	7,368
Pantry, Inc./The †	900	18,207
Revlon, Inc., Class A †	113	3,581
Rite Aid Corp. †	447	2,163
Sanderson Farms, Inc.	461	40,545
SpartanNash Co.	748	14,549
SUPERVALU, Inc. †	2,907	25,989
USANA Health Sciences, Inc. †	157	11,565
Vector Group Ltd.	1,100	24,398
Weis Markets, Inc.	296	11,553

		353,932

Energy - 6.1%
Abraxas Petroleum Corp. †	3,386	17,878
Adams Resources & Energy, Inc.	100	4,429
Aemetis, Inc. †	1,400	12,152
Alon USA Energy, Inc.	900	12,924
Basic Energy Services, Inc. †	1,414	30,670
Callon Petroleum Co. †	1,700	14,977
CARBO Ceramics, Inc.	100	5,923
Carrizo Oil & Gas, Inc. †	336	18,083
Clayton Williams Energy, Inc. †	300	28,935
Comstock Resources, Inc.	800	14,896
Contango Oil & Gas Co. †	300	9,972
Delek US Holdings, Inc.	800	26,496
Exterran Holdings, Inc.	80	3,545
Green Plains, Inc.	986	36,866
Key Energy Services, Inc. †	3,000	14,520
Matrix Service Co. †	531	12,808
Midstates Petroleum Co., Inc. †	1,500	7,575
Natural Gas Services Group, Inc. †	200	4,814
Newpark Resources, Inc. †	500	6,220
Panhandle Oil and Gas, Inc., Class A	300	17,910
Parker Drilling Co. †	2,421	11,960
PBF Energy, Inc., Class A	600	14,400
Penn Virginia Corp. †	1,808	22,980
PetroQuest Energy, Inc. †	2,000	11,240

	SHARES	VALUE (Note 2)
Energy - 6.1% (continued)
PHI, Inc. †	300	$12,345
Pioneer Energy Services Corp. †	1,800	25,236
Renewable Energy Group, Inc. †	429	4,354
REX American Resources Corp. †	301	21,937
Stone Energy Corp. †	641	20,102
Tesco Corp.	1,171	23,244
Triangle Petroleum Corp. †	2,200	24,222
US Energy Corp. Wyoming †	1,800	5,742
VAALCO Energy, Inc. †	2,800	23,800
Vertex Energy, Inc. †	1,700	11,832
Warren Resources, Inc. †	3,603	19,096
Westmoreland Coal Co. †	400	14,964
Willbros Group, Inc. †	1,600	13,328

		582,375

Financials - 23.1%
1st Source Corp.	498	14,183
Ambac Financial Group, Inc. †	800	17,680
American Equity Investment Life Holding Co.	1,374	31,437
Ameris Bancorp	517	11,348
AMERISAFE, Inc.	300	11,733
Apollo Investment Corp.	4,600	37,582
Argo Group International Holdings Ltd.	534	26,866
Arlington Asset Investment Corp., Class A	1,000	25,410
Ashford Hospitality Trust, Inc. REIT	2,546	26,020
Associated Banc-Corp	700	12,194
Associated Estates Realty Corp. REIT	500	8,755
Astoria Financial Corp.	400	4,956
BancFirst Corp.	200	12,512
Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	716	21,967
Banner Corp.	72	2,770
BBCN Bancorp, Inc.	601	8,769
BGC Partners, Inc., Class A	1,577	11,717
BNC Bancorp	400	6,264
BofI Holding, Inc. †	149	10,834
Boston Private Financial Holdings, Inc.	900	11,151
Bryn Mawr Bank Corp.	200	5,666
Capital Southwest Corp.	200	7,154
Chatham Lodging Trust REIT	500	11,540
Chemical Financial Corp.	278	7,475
City Holding Co.	300	12,639
CoBiz Financial, Inc.	404	4,517
Community Trust Bancorp, Inc.	367	12,342
ConnectOne Bancorp, Inc.	1,000	19,050
Cowen Group, Inc., Class A †	3,805	14,269
Credit Acceptance Corp. †	100	12,607
Customers Bancorp, Inc. †	1,020	18,319
Eagle Bancorp, Inc. †	520	16,546
EMC Insurance Group, Inc.	425	12,274
Encore Capital Group, Inc. †	700	31,017
Endurance Specialty Holdings Ltd.	676	37,302
Enterprise Financial Services Corp.	506	8,460
EverBank Financial Corp.	722	12,751
FBL Financial Group, Inc., Class A	551	24,630
FBR & Co. †	469	12,907
Federal Agricultural Mortgage Corp., Class C	448	14,399
Federated National Holding Co.	1,000	28,090

The accompanying notes are an integral part of these financial statements.	(Continued)

120	AQR Funds	Annual Report	September 2014

Schedule of Investments	September 30, 2014

AQR SMALL CAP CORE EQUITY FUND

	SHARES	VALUE (Note 2)
Financials - 23.1% (continued)
FelCor Lodging Trust, Inc. REIT	1,200	$11,232
Fidelity Southern Corp.	625	8,562
Financial Institutions, Inc.	274	6,160
First Bancorp	400	6,408
First Busey Corp.	1,200	6,684
First Business Financial Services, Inc.	200	8,780
First Citizens BancShares, Inc., Class A	73	15,814
First Commonwealth Financial Corp.	2,000	16,780
First Defiance Financial Corp.	451	12,182
First Financial Northwest, Inc.	900	9,189
First Interstate BancSystem, Inc.	1,264	33,584
First Merchants Corp.	827	16,714
First Midwest Bancorp, Inc.	946	15,221
First NBC Bank Holding Co. †	200	6,550
Firsthand Technology Value Fund, Inc.	237	5,690
Flagstar Bancorp, Inc. †	1,317	22,165
Flushing Financial Corp.	790	14,433
German American Bancorp, Inc.	300	7,743
Gladstone Capital Corp.	740	6,490
Gladstone Investment Corp.	822	5,844
Great Southern Bancorp, Inc.	200	6,068
Greenlight Capital Re Ltd., Class A (Cayman Islands) †	843	27,322
GSV Capital Corp. †	1,600	16,016
Hanmi Financial Corp.	480	9,677
Hanover Insurance Group, Inc./The	417	25,612
HCI Group, Inc.	410	14,756
Heartland Financial USA, Inc.	197	4,704
Hercules Technology Growth Capital, Inc.	1,670	24,148
Hilltop Holdings, Inc. †	1,599	32,060
Horace Mann Educators Corp.	1,005	28,653
Iberiabank Corp.	200	12,502
Independent Bank Corp.	995	11,860
Infinity Property & Casualty Corp.	200	12,802
International Bancshares Corp.	554	13,664
Investment Technology Group, Inc. †	799	12,592
Janus Capital Group, Inc.	3,700	53,798
Kansas City Life Insurance Co.	300	13,305
Kemper Corp.	810	27,661
Ladenburg Thalmann Financial Services, Inc. †	6,045	25,631
Lakeland Financial Corp.	456	17,100
Maiden Holdings Ltd.	1,402	15,534
MainSource Financial Group, Inc.	400	6,900
MBIA, Inc. †	2,500	22,950
Medallion Financial Corp.	295	3,440
Mercantile Bank Corp.	500	9,525
Mercury General Corp.	200	9,762
Meta Financial Group, Inc.	436	15,373
Montpelier Re Holdings Ltd.	1,260	39,173
National Western Life Insurance Co., Class A	61	15,068
Navigators Group, Inc./The †	220	13,530
Nelnet, Inc., Class A	808	34,817
New Mountain Finance Corp.	380	5,582
NGP Capital Resources Co.	487	3,010
OneBeacon Insurance Group Ltd., Class A	1,600	24,656
Oppenheimer Holdings, Inc., Class A	400	8,100
Pacific Continental Corp.	500	6,425

	SHARES	VALUE (Note 2)
Financials - 23.1% (continued)
PennantPark Investment Corp.	700	$7,637
Peoples Bancorp, Inc.	300	7,125
PHH Corp. †	800	17,888
Phoenix Cos., Inc./The †	257	14,407
Piper Jaffray Cos. †	650	33,956
Platinum Underwriters Holdings Ltd.	681	41,452
Preferred Bank †	300	6,756
Primerica, Inc.	1,230	59,311
PrivateBancorp, Inc.	1,100	32,901
Provident Financial Holdings, Inc.	289	4,217
Provident Financial Services, Inc.	800	13,096
Radian Group, Inc.	1,972	28,121
Renasant Corp.	209	5,653
S&T Bancorp, Inc.	606	14,217
Safety Insurance Group, Inc.	329	17,736
Sandy Spring Bancorp, Inc.	342	7,828
Select Income REIT REIT	400	9,620
Southside Bancshares, Inc.	715	23,774
St. Joe Co./The †	1,300	25,909
StanCorp Financial Group, Inc.	319	20,154
State Auto Financial Corp.	700	14,357
Stewart Information Services Corp.	539	15,820
Stock Yards Bancorp, Inc.	300	9,030
Symetra Financial Corp.	1,685	39,311
TCF Financial Corp.	1,100	17,083
TCP Capital Corp.	800	12,856
Texas Capital Bancshares, Inc. †	162	9,344
TICC Capital Corp.	659	5,819
Trico Bancshares	541	12,237
TrustCo Bank Corp.	1,200	7,728
Union Bankshares Corp.	369	8,524
United Community Banks, Inc.	671	11,045
United Fire Group, Inc.	424	11,774
United Insurance Holdings Corp.	800	12,000
Universal Insurance Holdings, Inc.	1,145	14,805
Univest Corp. of Pennsylvania	400	7,500
Virtus Investment Partners, Inc.	100	17,370
Washington Federal, Inc.	262	5,334
Washington Trust Bancorp, Inc.	200	6,598
Waterstone Financial, Inc.	300	3,465
WesBanco, Inc.	647	19,792
Western Alliance Bancorp †	549	13,121
Wilshire Bancorp, Inc.	833	7,689
Wintrust Financial Corp.	600	26,802
World Acceptance Corp. †	117	7,898
WSFS Financial Corp.	188	13,463

		2,220,626

Health Care - 8.5%
Addus HomeCare Corp. †	601	11,780
Affymetrix, Inc. †	1,600	12,768
Albany Molecular Research, Inc. †	198	4,370
Alliance HealthCare Services, Inc. †	364	8,230
Almost Family, Inc. †	205	5,570
Amedisys, Inc. †	276	5,567
Amsurg Corp. †	400	20,020
Anacor Pharmaceuticals, Inc. †	1,200	29,364
Anika Therapeutics, Inc. †	529	19,393

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2014	121

Schedule of Investments	September 30, 2014

AQR SMALL CAP CORE EQUITY FUND

	SHARES	VALUE (Note 2)
Health Care - 8.5% (continued)
BioTelemetry, Inc. †	1,071	$7,186
Cambrex Corp. †	412	7,696
Cardiovascular Systems, Inc. †	131	3,096
Chemed Corp.	200	20,580
Computer Programs & Systems, Inc.	100	5,749
CONMED Corp.	500	18,420
CorVel Corp. †	424	14,437
CryoLife, Inc.	2,163	21,349
Depomed, Inc. †	400	6,076
Emergent Biosolutions, Inc. †	635	13,532
Ensign Group, Inc./The	600	20,880
Exactech, Inc. †	300	6,867
Fonar Corp. †	584	6,430
Gentiva Health Services, Inc. †	1,300	21,814
Globus Medical, Inc., Class A †	1,800	35,406
Greatbatch, Inc. †	281	11,973
Impax Laboratories, Inc. †	200	4,742
Insys Therapeutics, Inc. †	793	30,753
Invacare Corp.	626	7,393
Kindred Healthcare, Inc.	992	19,245
Lannett Co., Inc. †	900	41,112
LHC Group, Inc. †	437	10,138
Ligand Pharmaceuticals, Inc. †	100	4,699
Magellan Health, Inc. †	128	7,005
MedAssets, Inc. †	532	11,023
Merit Medical Systems, Inc. †	600	7,128
Molina Healthcare, Inc. †	758	32,063
Myriad Genetics, Inc. †	1,220	47,055
National Healthcare Corp.	100	5,551
Natus Medical, Inc. †	900	26,559
NuVasive, Inc. †	986	34,382
Omnicell, Inc. †	600	16,398
Pain Therapeutics, Inc. †	3,400	13,294
PDL BioPharma, Inc.	4,634	34,616
PharMerica Corp. †	911	22,256
PhotoMedex, Inc. †	422	2,616
Providence Service Corp./The †	319	15,433
RadNet, Inc. †	3,300	21,846
Repligen Corp. †	625	12,444
Select Medical Holdings Corp.	2,400	28,872
Vascular Solutions, Inc. †	727	17,957
WellCare Health Plans, Inc. †	100	6,034

		819,167

Industrials - 13.2%
AAON, Inc.	150	2,552
AAR Corp.	634	15,311
Aceto Corp.	266	5,139
Aegion Corp. †	137	3,048
Air Transport Services Group, Inc. †	1,100	8,008
Alamo Group, Inc.	324	13,284
Albany International Corp., Class A	81	2,757
Altra Industrial Motion Corp.	769	22,424
American Railcar Industries, Inc.	466	34,447
ARC Document Solutions, Inc. †	1,573	12,741
ARC Group Worldwide, Inc. †	700	10,934
ArcBest Corp.	541	20,179
Argan, Inc.	506	16,890

	SHARES	VALUE (Note 2)
Industrials - 13.2% (continued)
Arotech Corp. †	3,100	$10,075
Barrett Business Services, Inc.	136	5,371
Brink’s Co./The	165	3,967
Broadwind Energy, Inc. †	1,264	9,467
Builders FirstSource, Inc. †	1,700	9,265
CBIZ, Inc. †	713	5,611
Ceco Environmental Corp.	400	5,360
Cenveo, Inc. †	4,004	9,890
CIRCOR International, Inc.	323	21,748
Columbus McKinnon Corp.	368	8,092
Comfort Systems USA, Inc.	375	5,081
Courier Corp.	600	7,392
CRA International, Inc. †	400	10,172
Deluxe Corp.	225	12,411
Douglas Dynamics, Inc.	500	9,750
Ducommun, Inc. †	228	6,250
DXP Enterprises, Inc. †	139	10,242
Dynamic Materials Corp.	195	3,715
Encore Wire Corp.	300	11,127
EnerSys	59	3,460
Engility Holdings, Inc. †	480	14,962
Federal Signal Corp.	1,540	20,390
Franklin Covey Co. †	300	5,877
FTI Consulting, Inc. †	267	9,334
G&K Services, Inc., Class A	96	5,316
GenCorp, Inc. †	480	7,666
Gibraltar Industries, Inc. †	390	5,339
GrafTech International Ltd. †	1,400	6,412
Greenbrier Cos., Inc./The	600	44,028
H&E Equipment Services, Inc.	58	2,336
Hardinge, Inc.	179	1,958
Hawaiian Holdings, Inc. †	1,393	18,736
Heidrick & Struggles International, Inc.	300	6,162
Herman Miller, Inc.	412	12,298
Hillenbrand, Inc.	900	27,801
Huron Consulting Group, Inc. †	433	26,400
Hyster-Yale Materials Handling, Inc.	433	31,011
ICF International, Inc. †	526	16,196
JetBlue Airways Corp. †	1,010	10,726
John Bean Technologies Corp.	230	6,470
Kadant, Inc.	370	14,449
Kaman Corp.	400	15,720
Kelly Services, Inc., Class A	267	4,184
Kforce, Inc.	864	16,908
Kimball International, Inc., Class B	964	14,508
Korn/Ferry International †	1,200	29,880
LB Foster Co., Class A	116	5,329
Lydall, Inc. †	607	16,395
Manitex International, Inc. †	1,083	12,227
Marten Transport Ltd.	300	5,343
Meritor, Inc. †	2,100	22,785
Multi-Color Corp.	300	13,644
MYR Group, Inc. †	722	17,386
Navigant Consulting, Inc. †	1,102	15,329
NN, Inc.	763	20,387
Northwest Pipe Co. †	230	7,843
Orion Marine Group, Inc. †	341	3,403
PAM Transportation Services, Inc. †	500	18,125

The accompanying notes are an integral part of these financial statements.	(Continued)

122	AQR Funds	Annual Report	September 2014

Schedule of Investments	September 30, 2014

AQR SMALL CAP CORE EQUITY FUND

	SHARES	VALUE (Note 2)
Industrials - 13.2% (continued)
Park-Ohio Holdings Corp.	226	$10,816
Patrick Industries, Inc. †	606	25,670
Powell Industries, Inc.	103	4,209
Primoris Services Corp.	400	10,736
Quality Distribution, Inc. †	901	11,515
Quanex Building Products Corp.	400	7,236
Resources Connection, Inc.	900	12,546
RPX Corp. †	1,076	14,773
Rush Enterprises, Inc., Class A †	246	8,229
Sparton Corp. †	600	14,790
Standex International Corp.	400	29,656
Steelcase, Inc., Class A	1,407	22,779
Swift Transportation Co. †	104	2,182
Taser International, Inc. †	839	12,954
TrueBlue, Inc. †	883	22,305
Tutor Perini Corp. †	1,146	30,254
UniFirst Corp.	189	18,256
United Stationers, Inc.	300	11,271
Universal Forest Products, Inc.	400	17,084
US Ecology, Inc.	300	14,028
Vicor Corp. †	800	7,520
VSE Corp.	200	9,804
Wabash National Corp. †	1,131	15,065
West Corp.	1,700	50,082
Xerium Technologies, Inc. †	853	12,462

		1,265,645

Information Technology - 19.3%
Advanced Energy Industries, Inc. †	846	15,896
Alliance Fiber Optic Products, Inc.	485	6,029
Ambarella, Inc. †	500	21,835
Amkor Technology, Inc. †	5,216	43,867
Autobytel, Inc. †	600	5,154
AVX Corp.	265	3,519
Bel Fuse, Inc., Class B	400	9,896
Benchmark Electronics, Inc. †	912	20,256
Black Box Corp.	400	9,328
Blucora, Inc. †	915	13,945
Booz Allen Hamilton Holding Corp.	113	2,644
Cabot Microelectronics Corp. †	500	20,725
CACI International, Inc., Class A †	352	25,087
CalAmp Corp. †	612	10,783
Cascade Microtech, Inc. †	1,650	16,714
CEVA, Inc. †	500	6,720
Ciber, Inc. †	1,700	5,831
Ciena Corp. †	200	3,344
Cinedigm Corp., Class A †	2,500	3,875
Cirrus Logic, Inc. †	1,500	31,275
Comtech Telecommunications Corp.	500	18,575
Constant Contact, Inc. †	600	16,284
Convergys Corp.	1,034	18,426
CSG Systems International, Inc.	749	19,684
CTS Corp.	300	4,767
Daktronics, Inc.	1,220	14,994
Ebix, Inc.	1,500	21,270
Electronics For Imaging, Inc. †	811	35,822
EnerNOC, Inc. †	738	12,516
Entegris, Inc. †	2,180	25,070

	SHARES	VALUE (Note 2)
Information Technology - 19.3% (continued)
EPAM Systems, Inc. †	400	$17,516
Euronet Worldwide, Inc. †	100	4,779
Extreme Networks, Inc. †	2,230	10,682
Fabrinet (Thailand) †	459	6,701
Fairchild Semiconductor International, Inc. †	1,200	18,636
Finisar Corp. †	258	4,291
FormFactor, Inc. †	763	5,471
Global Cash Access Holdings, Inc. †	1,593	10,753
GSI Group, Inc. †	1,176	13,512
Hackett Group, Inc./The	823	4,905
Harmonic, Inc. †	1,713	10,860
iGATE Corp. †	1,056	38,776
Imation Corp. †	1,500	4,425
Information Services Group, Inc. †	1,361	5,172
Insight Enterprises, Inc. †	851	19,258
Integrated Device Technology, Inc. †	2,700	43,065
Integrated Silicon Solution, Inc.	883	12,132
Intersil Corp., Class A	2,312	32,854
Intralinks Holdings, Inc. †	1,247	10,101
j2 Global, Inc.	261	12,883
Lattice Semiconductor Corp. †	3,700	27,750
Lexmark International, Inc., Class A	293	12,452
Lionbridge Technologies, Inc. †	2,500	11,250
Littelfuse, Inc.	100	8,518
LogMeIn, Inc. †	500	23,035
Manhattan Associates, Inc. †	600	20,052
ManTech International Corp., Class A	611	16,466
MaxLinear, Inc., Class A †	800	5,504
Mentor Graphics Corp.	910	18,650
Mercury Systems, Inc. †	600	6,606
Methode Electronics, Inc.	788	29,054
MicroStrategy, Inc., Class A †	200	26,168
MKS Instruments, Inc.	600	20,028
Monolithic Power Systems, Inc.	400	17,620
Monotype Imaging Holdings, Inc.	91	2,577
Monster Worldwide, Inc. †	1,200	6,600
NetScout Systems, Inc. †	855	39,159
Newport Corp. †	867	15,363
OmniVision Technologies, Inc. †	1,400	37,044
PC Connection, Inc.	633	13,591
Perceptron, Inc.	500	4,895
Perficient, Inc. †	700	10,493
Pericom Semiconductor Corp. †	1,200	11,688
Photronics, Inc. †	1,412	11,367
Pixelworks, Inc. †	1,900	12,274
Plantronics, Inc.	112	5,351
Plexus Corp. †	593	21,899
Polycom, Inc. †	2,600	31,941
PRGX Global, Inc. †	1,300	7,618
QLogic Corp. †	1,317	12,064
RealD, Inc. †	1,000	9,370
RF Industries Ltd.	1,207	5,951
RF Micro Devices, Inc. †	500	5,770
Rogers Corp. †	500	27,380
Rovi Corp. †	900	17,770
Sanmina Corp. †	1,760	36,714
ScanSource, Inc. †	479	16,569
ShoreTel, Inc. †	2,800	18,620

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2014	123

Schedule of Investments	September 30, 2014

AQR SMALL CAP CORE EQUITY FUND

	SHARES	VALUE (Note 2)
Information Technology - 19.3% (continued)
Spansion, Inc., Class A †	1,900	$43,301
Stamps.com, Inc. †	126	4,002
SunPower Corp. †	189	6,403
Super Micro Computer, Inc. †	957	28,155
Sykes Enterprises, Inc. †	1,020	20,380
Synaptics, Inc. †	179	13,103
SYNNEX Corp. †	645	41,686
Take-Two Interactive Software, Inc. †	2,264	52,230
Tech Data Corp. †	500	29,430
TechTarget, Inc. †	1,600	13,744
TeleCommunication Systems, Inc., Class A †	2,100	5,859
TeleTech Holdings, Inc. †	714	17,550
Tessco Technologies, Inc.	397	11,509
TiVo, Inc. †	1,588	20,318
Ubiquiti Networks, Inc. †	171	6,418
Ultra Clean Holdings, Inc. †	1,956	17,506
Unisys Corp. †	327	7,655
United Online, Inc.	1,308	14,323
VASCO Data Security International, Inc. †	1,000	18,780
Verint Systems, Inc. †	400	22,244
Virtusa Corp. †	400	14,224
Vishay Intertechnology, Inc.	2,400	34,296
Westell Technologies, Inc., Class A †	2,800	5,152
Xcerra Corp. †	900	8,811
Zebra Technologies Corp., Class A †	100	7,097
Zhone Technologies, Inc. †	4,097	11,062

		1,851,362

Materials - 3.5%
A Schulman, Inc.	596	21,551
Advanced Emissions Solutions, Inc. †	500	10,635
AK Steel Holding Corp. †	1,600	12,816
Boise Cascade Co. †	500	15,070
Century Aluminum Co. †	700	18,179
Clearwater Paper Corp. †	455	27,350
Commercial Metals Co.	1,400	23,898
Ferro Corp. †	2,100	30,429
Flotek Industries, Inc. †	194	5,058
FutureFuel Corp.	954	11,343
Innophos Holdings, Inc.	200	11,018
Kaiser Aluminum Corp.	100	7,622
Kraton Performance Polymers, Inc. †	400	7,124
Materion Corp.	151	4,631
Minerals Technologies, Inc.	59	3,641
Myers Industries, Inc.	230	4,057
Neenah Paper, Inc.	308	16,472
Olin Corp.	1,448	36,562
Olympic Steel, Inc.	350	7,200
OM Group, Inc.	191	4,957
OMNOVA Solutions, Inc. †	1,357	7,287
PH Glatfelter Co.	386	8,473
Quaker Chemical Corp.	141	10,108
Stillwater Mining Co. †	900	13,527
Trecora Resources †	700	8,666
US Concrete, Inc. †	273	7,136
US Silica Holdings, Inc.	63	3,938

		338,748

	SHARES	VALUE (Note 2)
Telecommunication Services - 1.6%
8x8, Inc. †	750	$5,010
Atlantic Tele-Network, Inc.	16	862
Cincinnati Bell, Inc. †	3,800	12,806
FairPoint Communications, Inc. †	700	10,619
Hawaiian Telcom Holdco, Inc. †	300	7,707
IDT Corp., Class B	795	12,768
Inteliquent, Inc.	1,175	14,629
Iridium Communications, Inc. †	2,100	18,585
Lumos Networks Corp.	500	8,125
Premiere Global Services, Inc. †	532	6,368
Shenandoah Telecommunications Co.	304	7,542
Spok Holdings, Inc.	546	7,104
Straight Path Communications, Inc., Class B †	200	3,150
Telephone & Data Systems, Inc.	700	16,772
Vonage Holdings Corp. †	5,464	17,922

		149,969

Utilities - 0.6%
Avista Corp.	300	9,159
New Jersey Resources Corp.	500	25,255
Portland General Electric Co.	900	28,908

		63,322

TOTAL COMMON STOCKS (cost $9,091,052)		9,423,585

EXCHANGE-TRADED FUNDS - 1.4%
iShares Russell 2000 ETF
(cost $139,131)	1,259	137,671

MONEY MARKET FUNDS - 1.7%
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 0.000% (2)(a)
(cost $164,761)	164,761	164,761

TOTAL INVESTMENTS - 101.2% (cost $9,394,944)		9,726,017

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.2%)		(114,156)

NET ASSETS - 100.0%		$9,611,861

All securities are United States companies, unless noted otherwise in parentheses.

†	Non income-producing security.
(a)	Represents annualized seven-day yield as of September 30, 2014.

All securities are Level 1 with respect to ASC 820, unless otherwise noted in parentheses.

(2)	Level 2 security (See Note 4).

The following abbreviations are used in portfolio descriptions:

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

124	AQR Funds	Annual Report	September 2014

Schedule of Investments	September 30, 2014

AQR INTERNATIONAL CORE EQUITY FUND

COMMON STOCKS - 94.6%	SHARES	VALUE (Note 2)
Australia - 2.1%
Caltex Australia Ltd.	5,416	$132,574
Fortescue Metals Group Ltd.	61,946	188,193
Macquarie Group Ltd.	5,671	285,362
Orica Ltd.	8,006	132,129
Suncorp Group Ltd.	3,725	45,785
Tatts Group Ltd.	823	2,266
Telstra Corp. Ltd.	52,977	245,802
Woodside Petroleum Ltd.	3,743	132,905
Woolworths Ltd.	511	15,301

		1,180,317

Austria - 0.6%
Andritz AG	484	25,771
Erste Group Bank AG	1,258	28,723
Flughafen Wien AG	378	31,555
Oesterreichische Post AG	282	13,518
OMV AG	2,665	89,616
Raiffeisen Bank International AG	1,585	34,338
Strabag SE	723	17,035
Vienna Insurance Group AG Wiener Versicherung Gruppe	892	40,181
Voestalpine AG	967	38,186
Wienerberger AG	3,230	41,586

		360,509

Belgium - 1.0%
Ageas	1,578	52,317
Belgacom SA	3,860	134,391
bpost SA	5,590	133,218
Colruyt SA	241	10,619
Delhaize Group SA	982	68,246
KBC Groep NV †	3,513	186,491

		585,282

Canada - 12.5%
Alimentation Couche-Tard, Inc., Class B (1)	12,082	386,318
Bank of Montreal (1)	6,900	507,850
Bank of Nova Scotia/The (1)	9,700	599,954
Brookfield Asset Management, Inc., Class A (1)	6,700	300,796
Canadian Imperial Bank of Commerce (1)	5,000	449,083
Canadian Natural Resources Ltd. (1)	12,000	466,199
Canadian Tire Corp. Ltd., Class A (1)	790	80,943
CCL Industries, Inc., Class B (1)	1,300	129,913
Empire Co., Ltd., Class A (1)	1,104	76,781
Encana Corp. (1)	3,200	67,946
Finning International, Inc. (1)	4,600	129,750
Genworth MI Canada, Inc. (1)	3,400	107,469
Gildan Activewear, Inc. (1)	90	4,924
Husky Energy, Inc. (1)	2,100	57,640
Industrial Alliance Insurance & Financial Services, Inc. (1)	2,438	100,942
Magna International, Inc. (1)	4,454	422,751
Manulife Financial Corp. (1)	14,202	273,147
Methanex Corp. (1)	3,000	200,259
National Bank of Canada (1)	6,000	273,387
Open Text Corp. (1)	2,400	132,756
Pengrowth Energy Corp. (1)	9,500	49,792

	SHARES	VALUE (Note 2)
Canada - 12.5% (continued)
Precision Drilling Corp. (1)	12,000	$129,542
Royal Bank of Canada (1)	5,300	378,825
Stantec, Inc. (1)	1,900	124,320
Sun Life Financial, Inc. (1)	6,255	226,754
Suncor Energy, Inc. (1)	14,900	539,218
Toronto-Dominion Bank/The (1)	15,100	745,191
West Fraser Timber Co., Ltd. (1)	952	46,540

		7,008,990

China - 0.1%
FIH Mobile Ltd. †	96,000	49,911

Denmark - 2.1%
AP Moeller - Maersk A/S, Class B	117	277,155
Danske Bank A/S	8,756	237,355
Pandora A/S	2,620	204,561
TDC A/S	21,272	161,151
Tryg A/S	676	70,132
Vestas Wind Systems A/S †	5,004	195,094

		1,145,448

Finland - 0.9%
Fortum OYJ	9,126	222,509
Huhtamaki OYJ	1,511	41,378
Neste Oil OYJ	3,011	61,967
Sampo OYJ, A Shares	1,584	76,589
Stora Enso OYJ, R Shares	6,335	52,559
UPM-Kymmene OYJ	3,706	52,682

		507,684

France - 6.0%
AXA SA	13,387	329,756
BNP Paribas SA	4,474	296,931
Bouygues SA	1,362	44,039
Cap Gemini SA	1,530	109,722
Cie Generale des Etablissements Michelin	481	45,306
Credit Agricole SA	5,900	88,934
Electricite de France SA	4,079	133,819
GDF Suez	18,144	455,060
Natixis	22,361	153,842
Orange SA	18,783	280,291
Renault SA	709	51,289
Safran SA	1,893	122,730
Sanofi	391	44,211
Societe Generale SA	3,885	198,166
Suez Environnement Co.	5,495	92,944
Total SA	12,316	797,511
Zodiac Aerospace	3,181	101,438

		3,345,989

Germany - 7.3%
Allianz SE	3,837	619,414
BASF SE	1,528	139,380
Bayerische Motoren Werke AG	3,421	365,617
Commerzbank AG †	13,620	202,245
Continental AG	2,306	436,819
Daimler AG	6,012	459,118
Deutsche Lufthansa AG	4,391	68,948

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2014	125

Schedule of Investments	September 30, 2014

AQR INTERNATIONAL CORE EQUITY FUND

	SHARES	VALUE (Note 2)
Germany - 7.3% (continued)
Deutsche Telekom AG	23,937	$362,324
E.ON SE	17,029	310,978
Hannover Rueck SE	1,033	83,373
Infineon Technologies AG	20,065	206,528
Muenchener Rueckversicherungs AG	2,034	401,242
ProSiebenSat.1 Media AG	1,324	52,490
RWE AG	6,455	251,232
Talanx AG	3,356	111,470

		4,071,178

Hong Kong - 2.8%
Cheung Kong Holdings Ltd.	14,000	230,299
Galaxy Entertainment Group Ltd.	4,000	23,224
Henderson Land Development Co., Ltd.	21,210	137,310
Hutchison Whampoa Ltd.	20,000	241,772
Johnson Electric Holdings Ltd.	15,500	59,111
Kerry Properties Ltd.	1,000	3,353
Link REIT/The REIT	23,500	135,610
MGM China Holdings Ltd.	13,600	39,190
NWS Holdings Ltd.	18,000	32,014
PCCW Ltd.	81,000	50,840
Sino Land Co., Ltd.	86,000	132,567
SJM Holdings Ltd.	32,000	60,924
Swire Properties Ltd.	2,600	8,101
Techtronic Industries Co.	16,500	47,580
Wharf Holdings Ltd./The	10,000	71,027
Wheelock & Co., Ltd.	9,000	42,931
Wynn Macau Ltd.	40,800	130,028
Yue Yuen Industrial Holdings Ltd.	34,500	104,223

		1,550,104

Italy - 5.1%
Assicurazioni Generali SpA	4,452	93,345
Banco Popolare SC †	13,307	193,795
Enel SpA	65,495	346,476
Eni SpA	19,455	461,594
Fiat SpA †	20,690	199,404
GTECH SpA	2,437	57,677
Intesa Sanpaolo SpA	136,656	412,527
Mediobanca SpA †	6,777	57,901
Parmalat SpA	28,460	89,864
Pirelli & C. SpA	9,640	132,926
UniCredit SpA	49,282	387,154
Unione di Banche Italiane SCpA	25,665	214,506
UnipolSai SpA	61,823	174,033

		2,821,202

Japan - 26.8%
77 Bank Ltd./The	12,000	63,240
Aiful Corp. †	22,900	96,304
Aisin Seiki Co., Ltd.	1,200	43,313
Alfresa Holdings Corp.	9,300	133,883
Alps Electric Co., Ltd.	8,900	152,990
Asahi Kasei Corp.	30,000	243,970
Astellas Pharma, Inc.	12,300	183,191
Bandai Namco Holdings, Inc.	5,500	141,494
Bridgestone Corp.	2,300	76,072
Brother Industries Ltd.	8,300	153,385

	SHARES	VALUE (Note 2)
Japan - 26.8% (continued)
Canon Marketing Japan, Inc.	6,400	$123,288
Canon, Inc.	5,400	175,694
Casio Computer Co., Ltd.	4,900	81,885
Central Japan Railway Co.	1,900	256,289
Chugoku Bank Ltd./The	3,000	44,060
Citizen Holdings Co., Ltd.	20,800	136,583
Coca-Cola East Japan Co., Ltd.	2,700	53,667
COMSYS Holdings Corp.	8,000	138,086
Daiichikosho Co., Ltd.	2,800	75,272
Daikin Industries Ltd.	2,400	148,879
Daito Trust Construction Co., Ltd.	1,400	165,554
Denso Corp.	1,800	83,045
DIC Corp.	17,000	38,212
Ezaki Glico Co., Ltd.	2,000	68,970
Fuji Electric Co., Ltd.	11,000	53,239
Fuji Heavy Industries Ltd.	7,200	238,512
FUJIFILM Holdings Corp.	7,500	230,453
Fujitsu Ltd.	24,000	147,710
Glory Ltd.	4,900	138,316
Gree, Inc.	9,400	64,094
GungHo Online Entertainment, Inc.	5,500	26,184
Gunma Bank Ltd./The	7,000	40,352
Hachijuni Bank Ltd./The	7,000	42,068
Hakuhodo DY Holdings, Inc.	12,900	130,591
Haseko Corp.	15,600	120,552
Heiwa Corp.	7,400	146,213
Hikari Tsushin, Inc.	900	63,981
Hino Motors Ltd.	2,000	27,986
Hiroshima Bank Ltd./The	11,000	54,053
Hitachi Capital Corp.	3,100	74,551
Hitachi Ltd.	12,000	91,680
Hitachi Metals Ltd.	6,000	108,147
Hokuhoku Financial Group, Inc.	72,000	141,136
Hoya Corp.	6,900	231,704
Ibiden Co., Ltd.	8,000	155,938
Inpex Corp.	17,300	244,589
Isuzu Motors Ltd.	3,500	49,498
ITOCHU Corp.	13,700	167,318
Iyo Bank Ltd./The	4,000	40,493
Japan Airlines Co., Ltd.	7,200	197,011
Japan Aviation Electronics Industry Ltd.	9,000	205,291
JGC Corp.	3,000	81,965
Joyo Bank Ltd./The	6,000	29,532
JTEKT Corp.	3,200	53,637
Juroku Bank Ltd./The	6,000	22,494
Kaken Pharmaceutical Co., Ltd.	6,000	135,285
Kao Corp.	4,400	171,700
KDDI Corp.	5,800	348,906
Keiyo Bank Ltd./The	5,000	25,483
Kobe Steel Ltd.	49,000	79,575
Koito Manufacturing Co., Ltd.	2,000	54,407
Konica Minolta, Inc.	19,300	208,643
Mazda Motor Corp.	6,300	158,473
MEIJI Holdings Co., Ltd.	1,000	79,081
Minebea Co., Ltd.	15,000	204,710
Mitsubishi Corp.	8,300	169,986
Mitsubishi Electric Corp.	17,000	226,630

The accompanying notes are an integral part of these financial statements.	(Continued)

126	AQR Funds	Annual Report	September 2014

Schedule of Investments	September 30, 2014

AQR INTERNATIONAL CORE EQUITY FUND

	SHARES	VALUE (Note 2)
Japan - 26.8% (continued)
Mitsubishi Tanabe Pharma Corp.	6,200	$90,976
Mitsubishi UFJ Lease & Finance Co., Ltd.	24,800	129,700
Mitsui & Co., Ltd.	17,900	282,356
Murata Manufacturing Co., Ltd.	1,600	181,865
NGK Spark Plug Co., Ltd.	2,700	79,447
NH Foods Ltd.	9,000	191,095
Nippon Paint Co., Ltd.	3,000	67,674
Nippon Paper Industries Co., Ltd.	4,100	61,389
Nippon Telegraph & Telephone Corp.	8,700	539,524
Nissan Shatai Co., Ltd.	3,100	50,554
Nitori Holdings Co., Ltd.	3,400	210,648
NOK Corp.	6,800	156,107
NSK Ltd.	3,000	42,789
NTN Corp.	30,000	135,524
NTT DOCOMO, Inc.	7,000	117,238
Oji Holdings Corp.	20,000	75,716
Omron Corp.	4,100	186,337
ORIX Corp.	15,500	213,985
Otsuka Holdings Co., Ltd.	6,000	206,810
Panasonic Corp.	25,300	301,535
Renesas Electronics Corp. †	4,400	37,772
Resona Holdings, Inc.	17,700	99,853
Rinnai Corp.	1,600	132,748
Rohm Co., Ltd.	3,400	214,081
Sanwa Holdings Corp.	18,000	127,994
SCSK Corp.	2,500	67,233
Seiko Epson Corp.	3,200	154,185
Seino Holdings Co., Ltd.	11,000	88,179
Sekisui Chemical Co., Ltd.	18,000	206,873
Seven & I Holdings Co., Ltd.	2,200	85,330
Shiga Bank Ltd./The	5,000	27,538
Shionogi & Co., Ltd.	6,800	156,064
Sohgo Security Services Co., Ltd.	6,200	145,858
Square Enix Holdings Co., Ltd.	4,700	99,743
Sumitomo Heavy Industries Ltd.	23,000	129,544
Sumitomo Metal Mining Co., Ltd.	5,000	70,369
Suzuki Motor Corp.	6,500	215,574
Taisei Corp.	34,000	191,817
Takashimaya Co., Ltd.	5,000	41,823
TDK Corp.	1,700	95,098
Tokai Tokyo Financial Holdings, Inc.	11,600	79,774
Tokyo Gas Co., Ltd.	27,000	151,716
Tosoh Corp.	25,000	101,433
TOTO Ltd.	6,000	66,010
Toyo Seikan Group Holdings Ltd.	6,800	84,300
Toyo Tire & Rubber Co., Ltd.	8,500	145,439
TS Tech Co., Ltd.	1,300	31,617
Yamaguchi Financial Group, Inc.	5,000	47,294
Yamaha Corp.	8,400	109,821
Yamaha Motor Co., Ltd.	10,900	213,584
Yokohama Rubber Co., Ltd./The	4,000	34,661
Zeon Corp.	3,000	30,660

		14,964,747

Luxembourg - 0.3%
ArcelorMittal	12,128	165,937

	SHARES	VALUE (Note 2)
Netherlands - 5.9%
Aegon NV	27,328	$225,024
Akzo Nobel NV	1,949	133,353
Heineken Holding NV	798	52,688
ING Groep NV CVA †	43,672	620,763
Koninklijke Ahold NV	17,213	278,432
Royal Dutch Shell PLC, A Shares	52,735	2,013,037

		3,323,297

Norway - 2.1%
DNB ASA	12,018	224,906
DNO ASA †	18,259	57,173
Gjensidige Forsikring ASA	6,284	132,868
Marine Harvest ASA	5,225	73,080
Statoil ASA	13,976	380,507
Telenor ASA	2,578	56,581
Yara International ASA	4,546	228,314

		1,153,429

Portugal - 0.6%
EDP - Energias de Portugal SA	52,849	230,456
Portucel SA	7,524	29,944
Sonae SGPS SA	33,946	49,185

		309,585

Singapore - 0.8%
ComfortDelGro Corp. Ltd.	58,000	108,949
Keppel Land Ltd.	20,000	54,834
Mapletree Commercial Trust REIT	51,000	56,346
Noble Group Ltd.	88,000	89,466
Olam International Ltd.	36,000	66,122
StarHub Ltd.	4,000	12,910
Yangzijiang Shipbuilding Holdings Ltd.	60,000	55,441
Yanlord Land Group Ltd.	31,000	26,086

		470,154

South Africa - 0.1%
Mondi PLC	3,791	61,826

Spain - 5.9%
ACS Actividades de Construccion y Servicios SA	4,034	154,621
Amadeus IT Holding SA, A Shares	513	19,151
Banco de Sabadell SA	66,224	195,539
Banco Popular Espanol SA	15,836	96,589
Banco Santander SA	103,496	990,832
Bankia SA †	36,048	67,063
CaixaBank SA	20,798	126,463
Endesa SA	5,086	200,856
Ferrovial SA	6,840	132,330
Gas Natural SDG SA	7,094	208,682
Iberdrola SA	62,882	449,474
Repsol SA	10,503	249,174
Telefonica SA	27,537	425,287

		3,316,061

Sweden - 2.4%
Husqvarna AB, B Shares	19,358	136,482
Investor AB, B Shares	11,216	394,911
Nordea Bank AB	22,224	288,099

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2014	127

Schedule of Investments	September 30, 2014

AQR INTERNATIONAL CORE EQUITY FUND

	SHARES	VALUE (Note 2)
Sweden - 2.4% (continued)
Skandinaviska Enskilda Banken AB, Class A	23,095	$307,271
Telefonaktiebolaget LM Ericsson, B Shares	4,762	60,043
TeliaSonera AB	22,200	153,095

		1,339,901

Switzerland - 3.2%
Actelion Ltd. †	689	80,700
Adecco SA †	2,772	187,390
STMicroelectronics NV	3,816	29,461
Swiss Life Holding AG †	1,042	248,302
Swiss Re AG †	4,237	337,191
Swisscom AG	587	332,731
Zurich Insurance Group AG †	2,007	597,289

		1,813,064

United Kingdom - 6.0%
AstraZeneca PLC	7,394	529,875
BAE Systems PLC	15,044	114,510
BP PLC	84,380	617,268
British Sky Broadcasting Group PLC	12,241	174,595
BT Group PLC	38,021	233,221
Direct Line Insurance Group PLC	21,118	100,509
easyJet PLC	2,185	50,281
GKN PLC	20,749	106,849
HSBC Holdings PLC	15,916	161,727
ITV PLC	15,886	53,340
J Sainsbury PLC	31,011	126,103
Legal & General Group PLC	16,108	59,605
London Stock Exchange Group PLC	218	6,579
Marks & Spencer Group PLC	6,666	43,586
Next PLC	942	100,827
Old Mutual PLC	2,260	6,629
Prudential PLC	12,195	271,111
Rexam PLC	9,552	75,933
RSA Insurance Group PLC †	5,686	44,580
Travis Perkins PLC	1,527	41,027
Vodafone Group PLC	110,092	362,778
Whitbread PLC	166	11,154
William Hill PLC	7,569	45,232
WPP PLC	572	11,459

		3,348,778

TOTAL COMMON STOCKS (cost $52,629,961)		52,893,393

EXCHANGE-TRADED FUNDS - 4.1%
iShares MSCI EAFE ETF (1)
(cost $2,284,193)	35,705	2,289,404

RIGHTS - 0.0% (a)
Italy - 0.0% (a)
Fiat SpA (3)†(b)	7,443	—

	SHARES	VALUE (Note 2)
Spain - 0.0% (a)
Banco Popular Espanol SA †	15,836	$220

TOTAL RIGHTS (cost $—)		220

MONEY MARKET FUNDS - 10.1%
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 0.000% (c)
(cost $5,623,986)	5,623,986	5,623,986

TOTAL INVESTMENTS - 108.8% (cost $60,538,140)		60,807,003

LIABILITIES IN EXCESS OF OTHER ASSETS - (8.8%)		(4,910,515)

NET ASSETS - 100.0%		$55,896,488

†	Non income-producing security.
(a)	Represents less than 0.05 percent of net assets.
(b)	Security fair valued as of September 30, 2014 using procedures approved by the Board of Trustees. The total value of positions fair valued was $0 or 0.0% of total net assets.
(c)	Represents annualized seven-day yield as of September 30, 2014.

All securities are Level 2 with respect to ASC 820, unless otherwise noted in parentheses.

(1)	Level 1 security (See Note 4).
(3)	Level 3 security (See Note 4).

The following abbreviations are used in portfolio descriptions:

CVA - Dutch Certificate of Shares

REIT - Real Estate Investment Trust

SECTOR	VALUE	% OF NET ASSETS
Consumer Discretionary	$7,121,814	12.7%
Consumer Staples	1,942,581	3.5
Energy	6,548,253	11.7
Exchange-Traded Funds	2,289,404	4.1
Financials	16,879,298	30.2
Health Care	1,560,994	2.8
Industrials	5,667,195	10.1
Information Technology	3,624,236	6.5
Materials	2,677,970	4.8
Telecommunication Services	3,817,069	6.8
Utilities	3,054,203	5.5
Money Market Funds	5,623,986	10.1

Total Investments	60,807,003	108.8
Liabilities in Excess of Other Assets	(4,910,515)	(8.8)

Net Assets	$55,896,488	100.0%

The accompanying notes are an integral part of these financial statements.

128	AQR Funds	Annual Report	September 2014

Schedule of Investments	September 30, 2014

AQR EMERGING CORE EQUITY FUND

COMMON STOCKS - 96.1%	SHARES	VALUE (Note 2)
Brazil - 8.3%
Banco Bradesco SA ADR (1)	13,700	$195,225
Banco do Brasil SA (1)	6,800	70,729
Centrais Eletricas Brasileiras SA (1)	23,100	62,003
Cia de Saneamento Basico do Estado de Sao Paulo ADR (1)	6,300	51,093
Cia de Saneamento de Minas Gerais-COPASA (1)	2,100	27,479
Cia Energetica de Minas Gerais ADR (1)	9,900	61,677
Cia Paranaense de Energia ADR (1)	3,300	45,111
Cia Siderurgica Nacional SA ADR (1)	8,700	30,885
Fibria Celulose SA ADR (1)†	1,500	16,500
Gerdau SA ADR (1)	3,900	18,720
Itau Unibanco Holding SA ADR (1)	16,510	229,159
JBS SA (1)	4,300	16,197
Kroton Educacional SA (1)	3,600	22,620
Petroleo Brasileiro SA ADR (1)	9,000	134,010
Porto Seguro SA (1)	5,400	62,874
Qualicorp SA (1)†	4,800	47,495
Tim Participacoes SA ADR (1)	2,800	73,360

		1,165,137

Chile - 1.0%
Banco Santander Chile ADR (1)	2,300	50,807
Corpbanca SA (1)	4,095,109	52,303
Enersis SA ADR (1)	2,500	39,450

		142,560

China - 25.9%
Agricultural Bank of China Ltd., H Shares	250,000	110,649
Anhui Conch Cement Co., Ltd., H Shares	25,500	81,378
ANTA Sports Products Ltd.	12,000	24,385
Bank of China Ltd., H Shares	660,000	295,670
Bank of Communications Co., Ltd., H Shares	154,000	107,282
BBMG Corp., H Shares	21,500	14,888
Beijing Capital International Airport Co., Ltd., H Shares	18,000	13,726
China CITIC Bank Corp. Ltd., H Shares	107,000	64,825
China Construction Bank Corp., H Shares	634,000	443,383
China Merchants Bank Co., Ltd., H Shares	80,500	137,430
China Minsheng Banking Corp. Ltd., H Shares	141,000	128,999
China Oilfield Services Ltd., H Shares	10,000	26,347
China Petroleum & Chemical Corp. ADR (1)	3,200	279,552
China Shenhua Energy Co., Ltd., H Shares	19,500	54,280
China Telecom Corp. Ltd., H Shares	150,000	91,948
Chongqing Rural Commercial Bank, H Shares	35,000	15,849
CNOOC Ltd. ADR (1)	700	120,778
Datang International Power Generation Co. Ltd., H Shares	66,000	34,356
Dongfeng Motor Group Co., Ltd., H Shares	30,000	49,189
Evergrande Real Estate Group Ltd.	183,000	68,744

	SHARES	VALUE (Note 2)
China - 25.9% (continued)
GOME Electrical Appliances Holding Ltd.	448,000	$72,514
Great Wall Motor Co., Ltd., H Shares	8,000	31,004
Haitian International Holdings Ltd.	8,000	18,145
Huaneng Power International, Inc., H Shares	68,000	74,153
Industrial & Commercial Bank of China Ltd., H Shares	635,000	396,879
Jiangsu Expressway Co., Ltd., H Shares	16,000	16,893
Lenovo Group Ltd.	70,000	104,265
New China Life Insurance Co. Ltd., H Shares	16,500	57,485
PetroChina Co., Ltd. ADR (1)	2,200	282,722
PICC Property & Casualty Co., Ltd., H Shares	56,000	99,335
Ping An Insurance Group Co. of China Ltd. H Shares	22,000	165,064
Sihuan Pharmaceutical Holdings Group Ltd.	24,000	17,976
Sino-Ocean Land Holdings Ltd.	108,000	56,793
SOHO China Ltd.	27,000	19,530
Weichai Power Co. Ltd., H Shares	19,000	68,674

		3,645,090

Hong Kong - 7.3%
China Mobile Ltd. ADR (1)	6,600	387,750
China Resources Cement Holdings Ltd.	86,000	58,833
China Resources Power Holdings Co., Ltd.	28,000	75,442
China Taiping Insurance Holdings Co. Ltd. †	24,600	53,340
China Unicom Hong Kong Ltd.	60,000	89,985
CITIC Ltd.	42,000	70,203
Far East Horizon Ltd.	70,000	62,677
Franshion Properties China Ltd.	50,000	12,161
GCL-Poly Energy Holdings Ltd. †	136,000	49,850
Guangdong Investment Ltd.	52,000	60,788
Haier Electronics Group Co., Ltd.	7,000	18,357
New World China Land Ltd.	116,000	65,719
Shimao Property Holdings Ltd.	13,000	26,260

		1,031,365

Hungary - 0.4%
Richter Gedeon Nyrt	3,196	49,910

India - 3.1%
ICICI Bank Ltd. ADR (1)	1,100	54,010
Infosys Ltd. ADR (1)	200	12,098
Reliance Industries Ltd. GDR 144A (a)	1,349	41,151
Reliance Industries Ltd. GDR 144A (Luxembourg) (a)	1,181	36,008
State Bank of India GDR	1,345	105,877
Tata Motors Ltd. ADR (1)	3,800	166,098
Wipro Ltd. ADR (1)	1,800	21,888

		437,130

Indonesia - 2.5%
Adaro Energy Tbk PT	546,700	52,626
Astra Agro Lestari Tbk PT	9,500	17,916
Bank Negara Indonesia Persero Tbk PT	118,000	53,321

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2014	129

Schedule of Investments	September 30, 2014

AQR EMERGING CORE EQUITY FUND

	SHARES	VALUE (Note 2)
Indonesia - 2.5% (continued)
Bank Rakyat Indonesia Persero Tbk PT	90,800	$77,622
Telekomunikasi Indonesia Persero Tbk PT	345,400	82,741
United Tractors Tbk PT	43,300	70,710

		354,936

Korea, Republic of - 16.7%
Amorepacific Corp.	29	65,639
AMOREPACIFIC Group	67	74,159
BS Financial Group, Inc.	1,260	20,170
CJ Corp.	400	65,783
Coway Co., Ltd.	735	58,620
Daewoo Engineering & Construction Co. Ltd. †	2,810	20,414
DGB Financial Group, Inc.	1,030	16,374
Dongbu Insurance Co., Ltd.	1,035	58,231
E-Mart Co., Ltd.	270	58,999
GS Engineering & Construction Corp. †	470	16,323
Halla Visteon Climate Control Corp.	1,142	55,313
Hana Financial Group, Inc.	1,712	62,312
Hankook Tire Co., Ltd.	423	20,611
Hanwha Corp.	510	14,205
Hanwha Life Insurance Co., Ltd.	2,660	17,887
Hyosung Corp.	273	19,549
Hyundai Marine & Fire Insurance Co., Ltd.	580	15,984
Hyundai Mipo Dockyard Co., Ltd.	132	15,461
Hyundai Mobis Co., Ltd.	354	86,182
Hyundai Motor Co.	82	14,774
Hyundai Wia Corp.	111	22,586
Industrial Bank of Korea	3,547	53,483
KB Financial Group, Inc.	930	33,904
KCC Corp.	26	17,702
Kia Motors Corp.	1,437	72,984
Korea Electric Power Corp.	1,752	79,630
Korea Zinc Co., Ltd.	151	55,668
Korean Air Lines Co., Ltd. †	610	20,769
LG Chem Ltd.	113	27,353
LG Corp.	530	38,530
LG Display Co., Ltd. †	785	25,086
LG Innotek Co., Ltd. †	417	45,431
Mirae Asset Securities Co., Ltd.	779	32,767
NCSoft Corp.	78	9,928
Samsung Card Co., Ltd.	666	32,923
Samsung Electronics Co., Ltd. GDR 144A (a)(1)	96	53,664
Samsung Electronics Co., Ltd. GDR	852	475,495
Samsung Fire & Marine Insurance Co., Ltd.	92	24,624
Shinhan Financial Group Co., Ltd.	1,773	81,623
SK Holdings Co., Ltd.	114	20,379
SK Hynix, Inc. †	3,214	142,255
SK Networks Co., Ltd. †	6,365	63,849
SK Telecom Co., Ltd. ADR (1)	4,500	136,530

		2,344,153

Malaysia - 1.5%
Genting Malaysia Bhd	23,900	30,446
MISC Bhd	24,400	50,205

	SHARES	VALUE (Note 2)
Malaysia - 1.5% (continued)
Tenaga Nasional Bhd	32,700	$123,483

		204,134

Mexico - 1.3%
America Movil SAB de CV, Series L ADR (1)	3,300	83,160
Gruma SAB de CV, Class B (1)†	6,400	68,325
Grupo Aeroportuario del Pacifico SAB de CV, Class B (1)	5,300	35,788

		187,273

Poland - 2.1%
Bank Millennium SA	4,712	12,474
Enea SA	11,080	54,226
Getin Noble Bank SA †	15,617	13,234
KGHM Polska Miedz SA	1,462	55,687
Orange Polska SA	11,950	41,958
PGE SA	6,586	41,609
Tauron Polska Energia SA	46,460	75,170

		294,358

Russia - 1.4%
MMC Norilsk Nickel OJSC ADR (1)	1,760	32,701
Mobile Telesystems OJSC ADR (1)	7,000	104,580
Severstal OAO GDR	1,650	16,367
Sistema JSFC GDR	2,816	19,315
Tatneft OAO ADR (1)	769	27,238

		200,201

South Africa - 7.0%
African Rainbow Minerals Ltd.	876	11,094
AngloGold Ashanti Ltd. ADR (1)†	6,400	76,800
Assore Ltd.	323	6,149
Barclays Africa Group Ltd.	1,386	18,897
Barloworld Ltd.	1,412	11,564
Bidvest Group Ltd./The	770	19,484
FirstRand Ltd.	23,671	90,077
Investec Ltd.	7,310	61,271
Liberty Holdings Ltd.	1,126	12,285
MMI Holdings Ltd.	20,139	46,722
MTN Group Ltd.	7,247	152,790
Nedbank Group Ltd.	1,031	19,952
Pick n Pay Stores Ltd.	9,979	46,562
Sanlam Ltd.	3,353	19,351
Sappi Ltd. †	11,991	47,036
Sasol Ltd. ADR (1)	3,300	179,817
Standard Bank Group Ltd.	5,396	62,354
Steinhoff International Holdings Ltd.	17,643	84,497
Vodacom Group Ltd.	1,637	18,840

		985,542

Taiwan - 14.3%
Advanced Semiconductor Engineering, Inc.	65,000	75,923
Asia Pacific Telecom Co., Ltd.	30,000	17,438
Asustek Computer, Inc.	8,000	76,339
AU Optronics Corp.	144,000	60,597
Catcher Technology Co., Ltd.	7,000	64,832
Cathay Financial Holding Co., Ltd.	46,200	75,093

The accompanying notes are an integral part of these financial statements.	(Continued)

130	AQR Funds	Annual Report	September 2014

Schedule of Investments	September 30, 2014

AQR EMERGING CORE EQUITY FUND

	SHARES	VALUE (Note 2)
Taiwan - 14.3% (continued)
Chicony Electronics Co., Ltd.	11,000	$32,900
Compal Electronics, Inc.	29,000	21,695
CTBC Financial Holding Co., Ltd.	41,479	27,859
E.Sun Financial Holding Co., Ltd.	30,496	18,491
Farglory Land Development Co., Ltd.	8,000	9,410
First Financial Holding Co., Ltd.	28,890	17,389
Formosa Taffeta Co., Ltd.	12,000	11,775
Foxconn Technology Co., Ltd.	6,300	15,567
Fubon Financial Holding Co., Ltd.	44,000	67,424
Hon Hai Precision Industry Co., Ltd.	33,600	105,831
Innolux Corp.	82,000	35,389
Inotera Memories, Inc. †	45,000	66,573
Inventec Corp.	75,000	48,779
Kinsus Interconnect Technology Corp.	13,000	48,251
MediaTek, Inc.	4,000	59,239
Pegatron Corp.	27,000	49,631
Pou Chen Corp.	21,000	23,330
Powertech Technology, Inc. †	8,000	14,464
Quanta Computer, Inc.	25,000	63,459
Radiant Opto-Electronics Corp.	14,000	55,379
Realtek Semiconductor Corp.	16,000	56,818
Ruentex Industries Ltd.	8,000	17,780
Shin Kong Financial Holding Co., Ltd.	68,525	20,771
SiliConware Precision Industries Co.	41,000	56,308
SinoPac Financial Holdings Co., Ltd.	46,474	19,927
Taishin Financial Holding Co., Ltd.	41,774	19,552
Taiwan Cement Corp.	39,000	58,045
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (1)	22,600	456,068
Teco Electric and Machinery Co., Ltd.	15,000	15,403
Transcend Information, Inc.	4,000	13,278
United Microelectronics Corp.	56,000	23,098
Wistron Corp.	33,000	33,604
Zhen Ding Technology Holding Ltd.	18,000	52,054

		2,005,763

Thailand - 1.0%
Airports of Thailand PCL NVDR	2,700	19,850
Kasikornbank PCL NVDR	8,100	58,586
Krung Thai Bank PCL NVDR	49,700	36,229
PTT Exploration & Production PCL NVDR	5,100	25,124
PTT Global Chemical PCL NVDR	2,100	3,944

		143,733

Turkey - 2.3%
Akbank TAS	5,427	17,682
Eregli Demir ve Celik Fabrikalari TAS	25,749	47,826
TAV Havalimanlari Holding AS	9,371	75,239
Turkcell Iletisim Hizmetleri AS †	9,371	48,987
Turkiye Garanti Bankasi AS	10,776	37,875
Turkiye Is Bankasi, Class C	21,225	47,168
Turkiye Vakiflar Bankasi Tao, Class D	24,588	45,589

		320,366

TOTAL COMMON STOCKS (cost $14,123,500)		13,511,651

	SHARES	VALUE (Note 2)

PREFERRED STOCKS - 0.7%
Brazil - 0.7%
Cia Energetica de Sao Paulo, Series B (1)	4,800	$51,985
Itausa - Investimentos Itau SA (1)	8,300	31,603
Metalurgica Gerdau SA (1)	2,100	12,217

TOTAL PREFERRED STOCKS (cost $106,376)		95,805

EXCHANGE-TRADED FUNDS - 1.8%
iShares MSCI Emerging Markets ETF (1)
(cost $257,339)	6,140	255,178

MONEY MARKET FUNDS - 0.7%
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 0.000% (b)
(cost $98,648)	98,648	98,648

TOTAL INVESTMENTS - 99.3% (cost $14,585,863)		13,961,282

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.7%		93,385

NET ASSETS - 100.0%		$14,054,667

†	Non income-producing security.
(a)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund Advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.
(b)	Represents annualized seven-day yield as of September 30, 2014.

All securities are Level 2 with respect to ASC 820, unless otherwise noted in parentheses.

(1)	Level 1 security (See Note 4).

The following abbreviations are used in portfolio descriptions:

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

NVDR - Non-Voting Depositary Receipt

SECTOR	VALUE	% OF NET ASSETS
Consumer Discretionary	$883,064	6.3%
Consumer Staples	347,797	2.5
Energy	1,259,653	9.0
Exchange-Traded Funds	255,178	1.8
Financials	4,697,549	33.4
Health Care	115,381	0.8
Industrials	765,093	5.4
Information Technology	2,526,038	18.0
Materials	705,844	5.0
Telecommunication Services	1,349,382	9.6
Utilities	957,655	6.8
Money Market Funds	98,648	0.7

Total Investments	13,961,282	99.3
Other Assets in Excess of Liabilities	93,385	0.7

Net Assets	$14,054,667	100.0%

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	September 2014	131

Statements of Assets and Liabilities	September 30, 2014

	AQR GLOBAL EQUITY FUND	AQR INTERNATIONAL EQUITY FUND	AQR EMERGING DEFENSIVE EQUITY FUND	AQR INTERNATIONAL DEFENSIVE EQUITY FUND
ASSETS:
Investments in securities, at cost	$236,429,619	$699,929,450	$70,326,289	$26,526,273

Investments in securities, at value	$287,780,173	$778,196,789	$70,688,818	$27,726,419
Cash	2,884	—	—	—
Foreign currency, at value	1,004,273	2,405,973	205,657	123,873
Due from brokers	6,093,965	19,681,021	—	—
Receivables:
Foreign tax reclaim	710,472	2,284,686	2,783	23,948
Dividends	382,582	1,418,107	214,012	91,990
Capital shares sold	1,062	624,619	744,178	12,878
Due from Investment Advisor	—	—	—	4,445
Prepaid expenses	21,502	67,799	29,923	26,961
Total Assets	295,996,913	804,678,994	71,885,371	28,010,514
LIABILITIES:
Due to brokers	135,483	610,645	—	—
Due to custodian	—	—	—	1,150
Unrealized depreciation on forward foreign currency exchange contracts	2,875,477	8,120,108	—	—
Swaps, at value	271,213	888,280	—	—
Unrealized depreciation on futures contracts	142,623	771,373	—	—
Payables:
Securities purchased	—	—	621,586	—
Accrued Investment advisory fees	95,169	303,203	—	—
Accrued Shareholder servicing fees	13,735	91,199	1,181	—
Accrued Distribution fees—Class N	242	8,334	357	202
Accrued Trustee fees	—	—	4	—
Capital shares redeemed	—	3,592,182	2,732	70,669
Other accrued expenses and liabilities	160,379	262,922	78,912	65,707
Total Liabilities	3,694,321	14,648,246	704,772	137,728
Net Assets	$292,302,592	$790,030,748	$71,180,599	$27,872,786

NET ASSETS CONSIST OF:
Paid-in capital ($0.001 par value common stock, unlimited authorized shares)	$215,799,096	$662,281,237	$70,218,127	$25,492,568
Undistributed (accumulated) net investment income (loss)	4,114,595	18,305,482	1,037,144	570,218
Undistributed (accumulated) net realized gain (loss)	24,102,750	41,167,235	(428,229)	614,987
Net unrealized appreciation (depreciation)	48,286,151	68,276,794	353,557	1,195,013
Net Assets	$292,302,592	$790,030,748	$71,180,599	$27,872,786

NET ASSETS:
Class I	$2,491,822	$247,847,028	$70,069,729	$27,315,512
Class N	1,128,334	39,335,577	1,017,073	462,264
Class R6	76,030,739	103,882,203	93,797	95,010
Class Y	212,651,697	398,965,940	—	—
SHARES OUTSTANDING:
Class I	279,524	22,556,156	6,698,530	2,208,372
Class N	127,426	3,527,546	97,323	37,419
Class R6	8,489,461	8,984,668	8,969	7,680
Class Y	23,708,830	34,443,561	—	—
NET ASSET VALUE:
Class I	$8.91	$10.99	$10.46	$12.37
Class N	$8.85	$11.15	$10.45	$12.35
Class R6	$8.96	$11.56	$10.46	$12.37
Class Y	$8.97	$11.58	—	—

Foreign currency at cost of $1,031,582, $2,459,115, $210,089 and $124,352, respectively.

The accompanying notes are an integral part of these financial statements.

132	AQR Funds	Annual Report	September 2014

Statements of Assets and Liabilities	September 30, 2014

	AQR U.S. DEFENSIVE EQUITY FUND	AQR MOMENTUM FUND	AQR SMALL CAP MOMENTUM FUND	AQR INTERNATIONAL MOMENTUM FUND
ASSETS:
Investments in securities, at cost	$227,564,571	$846,521,587	$286,022,132	$292,875,931

Investments in securities, at value	$253,584,398	$1,031,637,012	$314,231,197	$310,246,408
Foreign currency, at value	—	443	—	921,997
Due from brokers	380,157	285,236	52,421	343,591
Receivables:
Securities sold	—	—	23,835,003	34,743,614
Foreign tax reclaim	—	—	—	446,750
Dividends	317,392	677,452	153,629	616,347
Capital shares sold	173,893	1,210,573	413,745	253,250
Prepaid expenses	35,107	56,978	41,129	41,659
Total Assets	254,490,947	1,033,867,694	338,727,124	347,613,616
LIABILITIES:
Due to custodian	—	—	—	2,037,966
Unrealized depreciation on futures contracts	49,215	51,325	20,090	3,652
Payables:
Securities purchased	—	—	29,954,979	24,979,801
Accrued Investment advisory fees	77,055	147,296	74,828	65,457
Accrued Shareholder servicing fees	31,134	130,869	39,240	42,413
Accrued Distribution fees—Class N	5,759	16,605	1,525	8,462
Capital shares redeemed	428,131	630,725	64,814	322,945
Other accrued expenses and liabilities	130,626	252,515	113,611	164,378
Total Liabilities	721,920	1,229,335	30,269,087	27,625,074
Net Assets	$253,769,027	$1,032,638,359	$308,458,037	$319,988,542

NET ASSETS CONSIST OF:
Paid-in capital ($0.001 par value common stock, unlimited authorized shares)	$220,606,580	$752,651,191	$245,722,479	$294,610,096
Undistributed (accumulated) net investment income (loss)	2,622,469	3,514,799	(21,760)	4,582,405
Undistributed (accumulated) net realized gain (loss)	4,569,366	91,408,252	34,568,343	3,483,270
Net unrealized appreciation (depreciation)	25,970,612	185,064,117	28,188,975	17,312,771
Net Assets	$253,769,027	$1,032,638,359	$308,458,037	$319,988,542

NET ASSETS:
Class I	$224,826,369	$—	$—	$—
Class L	—	953,235,196	301,173,290	279,838,043
Class N	28,843,111	79,272,099	7,189,206	40,054,329
Class R6	99,547	131,064	95,541	96,170
SHARES OUTSTANDING:
Class I	15,984,434	—	—	—
Class L	—	43,544,682	14,280,666	18,723,227
Class N	2,054,040	3,628,327	342,381	2,690,049
Class R6	7,077	5,987	4,529	6,435
NET ASSET VALUE:
Class I	$14.07	$—	$—	$—
Class L	—	$21.89	$21.09	$14.95
Class N	$14.04	$21.85	$21.00	$14.89
Class R6	$14.07	$21.89	$21.10	$14.94

Foreign currency at cost of $—, $426, $— and $930,840, respectively.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	September 2014	133

Statements of Assets and Liabilities	September 30, 2014

	AQR EMERGING MOMENTUM FUND	AQR TAX-MANAGED MOMENTUM FUND	AQR TAX-MANAGED SMALL CAP MOMENTUM FUND	AQR TAX-MANAGED INTERNATIONAL MOMENTUM FUND
ASSETS:
Investments in securities, at cost	$7,592,993	$93,181,196	$14,373,441	$81,870,200

Investments in securities, at value	$7,444,303	$101,881,276	$15,158,504	$81,479,658
Cash	—	1	280	1,405
Foreign currency, at value	18,365	—	—	164,799
Receivables:
Securities sold	814,409	—	573,608	6,967,654
Foreign tax reclaim	—	—	—	52,668
Dividends	8,088	75,805	7,925	130,589
Capital shares sold	—	103,671	58,187	83,187
Due from Investment Advisor	39,691	—	11,066	—
Prepaid expenses	36,666	21,991	20,127	21,536
Total Assets	8,361,522	102,082,744	15,829,697	88,901,496
LIABILITIES:
Payables:
Securities purchased	900,788	410,533	869,137	6,981,475
Accrued Investment advisory fees	—	8,552	—	—
Accrued Shareholder servicing fees	—	12,439	—	5,264
Accrued Distribution fees—Class N	224	29	27	24
Accrued Trustee fees	—	19	1	6
Capital shares redeemed	—	19,050	—	5,773
Other accrued expenses and liabilities	71,790	57,842	50,997	76,615
Total Liabilities	972,802	508,464	920,162	7,069,157
Net Assets	$7,388,720	$101,574,280	$14,909,535	$81,832,339

NET ASSETS CONSIST OF:
Paid-in capital ($0.001 par value common stock, unlimited authorized shares)	$7,517,554	$91,106,369	$13,723,308	$81,876,974
Undistributed (accumulated) net investment income (loss)	57,182	320,304	(6,613)	974,879
Undistributed (accumulated) net realized gain (loss)	(38,220)	1,447,527	407,777	(616,045)
Net unrealized appreciation (depreciation)	(147,796)	8,700,080	785,063	(403,469)
Net Assets	$7,388,720	$101,574,280	$14,909,535	$81,832,339

NET ASSETS:
Class L	$6,260,380	$101,336,194	$14,689,708	$81,624,338
Class N	1,034,055	137,330	124,552	112,140
Class R6	94,285	100,756	95,275	95,861
SHARES OUTSTANDING:
Class L	625,023	6,375,044	998,131	6,235,784
Class N	103,336	8,660	8,489	8,584
Class R6	9,407	6,337	6,472	7,321
NET ASSET VALUE:
Class L	$10.02	$15.90	$14.72	$13.09
Class N	$10.01	$15.86	$14.67	$13.06
Class R6	$10.02	$15.90	$14.72	$13.09

Foreign currency at cost of $18,675, $—, $— and $168,195, respectively.

The accompanying notes are an integral part of these financial statements.

134	AQR Funds	Annual Report	September 2014

Statements of Assets and Liabilities	September 30, 2014

	AQR CORE EQUITY FUND	AQR SMALL CAP CORE EQUITY FUND	AQR INTERNATIONAL CORE EQUITY FUND	AQR EMERGING CORE EQUITY FUND
ASSETS:
Investments in securities, at cost	$220,614,434	$9,394,944	$60,538,140	$14,585,863

Investments in securities, at value	$228,391,690	$9,726,017	$60,807,003	$13,961,282
Cash	—	116	218	—
Foreign currency, at value	—	—	96,785	8,108
Receivables:
Securities sold	34,212,370	712,232	15,541,321	756,195
Foreign tax reclaim	—	—	31,372	—
Dividends	199,321	5,722	82,085	19,606
Capital shares sold	554,965	12,174	264,402	—
Due from Investment Advisor	—	9,789	7,266	29,616
Due from custodian	—	—	—	10,882
Prepaid expenses	37,684	25,112	25,288	37,584
Total Assets	263,396,030	10,491,162	76,855,740	14,823,273
LIABILITIES:
Payables:
Securities purchased	44,608,275	819,268	20,882,872	698,985
Accrued Investment advisory fees	25,036	—	—	—
Accrued Shareholder servicing fees	22,519	—	—	—
Accrued Distribution fees—Class N	1,953	253	560	422
Accrued Trustee fees	92	2	—	2
Capital shares redeemed	3,519	6	4,385	—
Other accrued expenses and liabilities	91,660	59,772	71,435	69,197
Total Liabilities	44,753,054	879,301	20,959,252	768,606
Net Assets	$218,642,976	$9,611,861	$55,896,488	$14,054,667

NET ASSETS CONSIST OF:
Paid-in capital ($0.001 par value common stock, unlimited authorized shares)	$208,794,550	$9,167,942	$54,889,553	$14,686,623
Undistributed (accumulated) net investment income (loss)	860,755	10,915	625,820	114,542
Undistributed (accumulated) net realized gain (loss)	1,210,415	101,931	117,429	(121,029)
Net unrealized appreciation (depreciation)	7,777,256	331,073	263,686	(625,469)
Net Assets	$218,642,976	$9,611,861	$55,896,488	$14,054,667

NET ASSETS:
Class L	$166,058,391	$8,232,747	$26,728,565	$11,571,703
Class N	10,328,320	1,283,780	2,755,655	2,387,801
Class R6	42,256,265	95,334	26,412,268	95,163
SHARES OUTSTANDING:
Class L	12,425,605	667,089	2,331,110	1,161,585
Class N	774,591	104,362	240,807	239,916
Class R6	3,162,925	7,722	2,303,191	9,551
NET ASSET VALUE:
Class L	$13.36	$12.34	$11.47	$9.96
Class N	$13.33	$12.30	$11.44	$9.95
Class R6	$13.36	$12.35	$11.47	$9.96

Foreign currency at cost of $—, $—, $97,319 and $8,230, respectively.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	September 2014	135

Statements of Operations	September 30, 2014

	AQR GLOBAL EQUITY FUND	AQR INTERNATIONAL EQUITY FUND	AQR EMERGING DEFENSIVE EQUITY FUND	AQR INTERNATIONAL DEFENSIVE EQUITY FUND
	FOR THE YEAR ENDED SEPTEMBER 30, 2014	FOR THE YEAR ENDED SEPTEMBER 30, 2014	FOR THE YEAR ENDED SEPTEMBER 30, 2014	FOR THE YEAR ENDED SEPTEMBER 30, 2014
INVESTMENT INCOME:
Dividend income†	$6,894,585	$28,054,367	$1,666,922	$819,224
Total Income	6,894,585	28,054,367	1,666,922	819,224

EXPENSES:
Investment advisory fees	1,134,011	3,805,503	279,629	93,901
Shareholder servicing fees	106,940	1,031,217	92,090	45,862
Custody fees	63,763	141,807	73,611	20,776
Administration & accounting fees	81,185	200,573	12,672	6,234
Legal fees	37,344	64,635	9,182	1,989
Audit & tax fees	63,046	61,040	65,587	62,020
Shareholder reporting fees	35,547	83,058	12,144	5,511
Transfer agent fees	17,855	218,920	55,864	41,378
Trustee fees	14,543	40,120	2,142	1,123
Distribution fees—Class N	2,762	90,505	7,401	3,435
Interest expense	2,245	—	—	—
Recoupment of waiver	—	29,368	—	—
Registration fees	36,268	44,908	28,955	28,190
Pricing fee	18,746	17,943	14,763	14,808
Other fees	35,151	57,571	5,833	2,275
Total Expenses	1,649,406	5,887,168	659,873	327,502

Less fee waivers and/or reimbursements	(24,491)	—	(210,439)	(155,946)
Net Expenses	1,624,915	5,887,168	449,434	171,556
Net Investment Income (Loss)	5,269,670	22,167,199	1,217,488	647,668

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Net realized gain (loss) from:
Investments in securities	35,423,368	57,483,999	(64,614)	671,671
Foreign currency and foreign currency transactions	(26,801)	(230,136)	(22,102)	(5,477)
Forward foreign currency exchange contracts	2,347,559	(765,908)	—	—
Futures contracts	1,330,971	(2,305,859)	—	—
Swap contracts	(1,610,127)	(5,848,193)	—	—
Net realized gain (loss)	37,464,970	48,333,903	(86,716)	666,194

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(7,073,300)	(46,373,116)	(131,466)	220,101
Foreign currency and foreign currency translations	(130,327)	(316,161)	(9,744)	(6,538)
Forward foreign currency exchange contracts	(2,677,295)	(7,203,597)	—	—
Futures contracts	(311,066)	(1,361,654)	—	—
Swap contracts	(282,108)	(934,060)	—	—
Net change in unrealized appreciation (depreciation)	(10,474,096)	(56,188,588)	(141,210)	213,563
Net realized gain (loss) and change in unrealized appreciation (depreciation)	26,990,874	(7,854,685)	(227,926)	879,757
Net increase (decrease) in net assets resulting from operations	$32,260,544	$14,312,514	$989,562	$1,527,425

† Net of foreign taxes withheld of	$308,057	$1,824,611	$143,879	$67,527

The accompanying notes are an integral part of these financial statements.

136	AQR Funds	Annual Report	September 2014

Statements of Operations	September 30, 2014

	AQR U.S. DEFENSIVE EQUITY FUND	AQR MOMENTUM FUND	AQR SMALL CAP MOMENTUM FUND	AQR INTERNATIONAL MOMENTUM FUND
	FOR THE YEAR ENDED SEPTEMBER 30, 2014	FOR THE YEAR ENDED SEPTEMBER 30, 2014	FOR THE YEAR ENDED SEPTEMBER 30, 2014	FOR THE YEAR ENDED SEPTEMBER 30, 2014
INVESTMENT INCOME:
Dividend income†	$4,480,367	$10,005,894	$1,922,374	$7,505,360
Total Income	4,480,367	10,005,894	1,922,374	7,505,360

EXPENSES:
Investment advisory fees	592,683	2,400,410	1,020,055	1,105,014
Shareholder servicing fees	401,514	1,440,253	437,169	473,581
Custody fees	27,082	35,127	37,071	74,599
Administration & accounting fees	55,501	227,994	69,543	75,386
Legal fees	10,257	56,819	15,147	16,748
Audit & tax fees	48,530	49,883	50,326	69,745
Shareholder reporting fees	27,732	96,813	32,614	36,796
Transfer agent fees	175,757	818,347	224,650	314,662
Trustee fees	9,625	43,723	13,300	14,165
Distribution fees—Class N	62,911	190,438	13,112	103,189
Registration fees	31,196	61,469	41,934	42,937
Pricing fee	1,283	2,969	10,914	16,884
Other fees	17,987	60,310	21,473	21,618
Total Expenses	1,462,058	5,484,555	1,987,308	2,365,324

Less fee waivers and/or reimbursements	(296,580)	(566,420)	(73,383)	(203,445)
Net Expenses	1,165,478	4,918,135	1,913,925	2,161,879
Net Investment Income (Loss)	3,314,889	5,087,759	8,449	5,343,481

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Net realized gain (loss) from:
Investments in securities	3,148,165	98,841,769	34,912,661	7,777,684
Foreign currency and foreign currency transactions	—	—	—	(114,835)
Futures contracts	1,712,169	2,235,154	(119,674)	697,915
Net realized gain (loss)	4,860,334	101,076,923	34,792,987	8,360,764

Net change in unrealized appreciation (depreciation) on:
Investments in securities	24,244,656	35,364,942	(28,475,736)	(17,345,302)
Foreign currency and foreign currency translations	—	(31)	—	(70,423)
Futures contracts	21,849	147,352	(33,146)	16,705
Net change in unrealized appreciation (depreciation)	24,266,505	35,512,263	(28,508,882)	(17,399,020)
Net realized gain (loss) and change in unrealized appreciation (depreciation)	29,126,839	136,589,186	6,284,105	(9,038,256)
Net increase (decrease) in net assets resulting from operations	$32,441,728	$141,676,945	$6,292,554	$(3,694,775)

† Net of foreign taxes withheld of	$—	$1,613	$3,014	$720,351

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	September 2014	137

Statements of Operations	September 30, 2014

	AQR EMERGING MOMENTUM FUND	AQR TAX-MANAGED MOMENTUM FUND	AQR TAX-MANAGED SMALL CAP MOMENTUM FUND	AQR TAX-MANAGED INTERNATIONAL MOMENTUM FUND
	FOR THE PERIOD 05/13/14*- 09/30/14	FOR THE YEAR ENDED SEPTEMBER 30, 2014	FOR THE YEAR ENDED SEPTEMBER 30, 2014	FOR THE YEAR ENDED SEPTEMBER 30, 2014
INVESTMENT INCOME:
Dividend income†	$77,310	$744,437	$89,659	$1,424,567
Total Income	77,310	744,437	89,659	1,424,567

EXPENSES:
Investment advisory fees	12,549	201,462	48,459	234,070
Shareholder servicing fees	3,765	100,731	18,171	87,777
Custody fees	25,842	12,961	14,672	37,252
Administration & accounting fees	849	16,147	2,915	14,091
Legal fees	631	2,726	584	2,692
Audit & tax fees	50,703	49,819	49,989	66,749
Shareholder reporting fees	14,070	8,099	3,728	7,149
Transfer agent fees	6,195	37,983	25,819	33,796
Trustee fees	67	2,714	516	2,362
Organization and offering costs	5,526	—	—	—
Distribution fees—Class N	1,028	324	322	288
Registration fees	15,234	19,571	19,004	19,558
Pricing fee	5,937	2,623	10,285	18,711
Other fees	2,772	11,838	1,933	11,426
Total Expenses	145,168	466,998	196,397	535,921

Less fee waivers and/or reimbursements	(124,085)	(102,636)	(111,299)	(124,915)
Net Expenses	21,083	364,362	85,098	411,006
Net Investment Income (Loss)	56,227	380,075	4,561	1,013,561

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Net realized gain (loss) from:
Investments in securities	(33,609)	1,570,147	418,735	(398,961)
Foreign currency and foreign currency transactions	(4,781)	—	—	(27,885)
Net realized gain (loss)	(38,390)	1,570,147	418,735	(426,846)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(148,690)	6,934,858	(703,349)	(1,679,494)
Foreign currency and foreign currency translations	894	—	—	(13,699)
Net change in unrealized appreciation (depreciation)	(147,796)	6,934,858	(703,349)	(1,693,193)
Net realized gain (loss) and change in unrealized appreciation (depreciation)	(186,186)	8,505,005	(284,614)	(2,120,039)
Net increase (decrease) in net assets resulting from operations	$(129,959)	$8,885,080	$(280,053)	$(1,106,478)

† Net of foreign taxes withheld of	$7,813	$257	$284	$161,380

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

138	AQR Funds	Annual Report	September 2014

Statements of Operations	September 30, 2014

	AQR CORE EQUITY FUND	AQR SMALL CAP CORE EQUITY FUND	AQR INTERNATIONAL CORE EQUITY FUND	AQR EMERGING CORE EQUITY FUND
	FOR THE YEAR ENDED SEPTEMBER 30, 2014	FOR THE YEAR ENDED SEPTEMBER 30, 2014	FOR THE YEAR ENDED SEPTEMBER 30, 2014	FOR THE PERIOD 05/13/14*- 09/30/14
INVESTMENT INCOME:
Dividend income†	$1,399,443	$74,399	$774,011	$131,210
Total Income	1,399,443	74,399	774,011	131,210

EXPENSES:
Investment advisory fees	245,154	30,048	99,230	16,513
Shareholder servicing fees	122,577	10,015	37,211	4,503
Custody fees	18,361	16,815	32,892	17,845
Administration & accounting fees	19,419	1,570	6,020	892
Legal fees	2,970	1,295	1,197	631
Audit & tax fees	45,228	45,077	60,822	50,703
Shareholder reporting fees	12,658	11,634	11,241	14,149
Transfer agent fees	65,401	19,840	35,591	6,415
Trustee fees	3,002	270	1,027	72
Organization and offering costs	—	—	—	5,626
Distribution fees—Class N	14,378	4,220	6,488	1,361
Registration fees	38,139	35,541	35,294	15,478
Pricing fee	2,258	5,501	23,900	5,937
Other fees	17,341	1,829	3,271	3,812
Total Expenses	606,886	183,655	354,184	143,937

Less fee waivers and/or reimbursements	(150,799)	(129,376)	(174,470)	(117,092)
Net Expenses	456,087	54,279	179,714	26,845
Net Investment Income (Loss)	943,356	20,120	594,297	104,365

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Net realized gain (loss) from:
Investments in securities	1,299,259	124,643	288,805	(102,468)
Foreign currency and foreign currency transactions	—	—	(15,896)	(9,802)
Net realized gain (loss)	1,299,259	124,643	272,909	(112,270)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	7,207,415	(108,107)	(1,093,190)	(624,581)
Foreign currency and foreign currency translations	—	—	(5,846)	(888)
Net change in unrealized appreciation (depreciation)	7,207,415	(108,107)	(1,099,036)	(625,469)
Net realized gain (loss) and change in unrealized appreciation (depreciation)	8,506,674	16,536	(826,127)	(737,739)
Net increase (decrease) in net assets resulting from operations	$9,450,030	$36,656	$(231,830)	$(633,374)

† Net of foreign taxes withheld of	$—	$106	$74,851	$12,263

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	September 2014	139

Statements of Changes in Net Assets	September 30, 2014

	AQR GLOBAL EQUITY FUND
	FOR THE YEAR ENDED SEPTEMBER 30, 2014		FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013	FOR THE YEAR ENDED DECEMBER 31, 2012
OPERATIONS:
Net investment income (loss)	$5,269,670		$6,479,138	$9,761,325
Net realized gain (loss)	37,464,970		87,934,210	25,951,075
Net change in unrealized appreciation (depreciation)	(10,474,096)		(13,593,493)	42,326,765
Net increase (decrease) in net assets resulting from operations	32,260,544		80,819,855	78,039,165

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(36,899)		—	(44,921)
Class N	(18,310)		—	(39,465)
Class Y	(7,647,702)		—	(13,830,600)
Total	(7,702,911)		—	(13,914,986)
Net realized gain:
Class I	(501,061)		—	(36,801)
Class N	(279,116)		—	(34,857)
Class Y	(95,565,434)		—	(9,350,410)
Total	(96,345,611)		—	(9,422,068)
Total distributions	(104,048,522)		—	(23,337,054)

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	1,438,596		556,237	289,737
Reinvestment of distributions	537,960		—	81,722
Cost of shares redeemed	(397,127)		(62,999)	(2,120,396)
Net increase (decrease) from capital transactions	1,579,429		493,238	(1,748,937)
CLASS N
Proceeds from shares sold	776,669		920,019	73,666
Reinvestment of distributions	297,426		—	74,323
Cost of shares redeemed	(458,917)		(804,396)	(1,850,280)
Net increase (decrease) from capital transactions	615,178		115,623	(1,702,291)
CLASS R6
Proceeds from shares sold	72,600,000	(a)	—	—
Cost of shares redeemed	(105,977)		—	—
Net increase (decrease) from capital transactions	72,494,023		—	—
CLASS Y
Reinvestment of distributions	103,213,136		—	23,181,009
Cost of shares redeemed	(70,579,444)		(300,588,116)	(659,771)
Redemption fees	70,534		300,588	4
Net increase (decrease) from capital transactions	32,704,226		(300,287,528)	22,521,242
Net increase (decrease) in net assets resulting from capital transactions	107,392,856		(299,678,667)	19,070,014
Total increase (decrease) in net assets	35,604,878		(218,858,812)	73,772,125

NET ASSETS:
Beginning of period	256,697,714		475,556,526	401,784,401
End of period	$292,302,592		$256,697,714	$475,556,526

Undistributed accumulated net investment income (loss)	$4,114,595		$5,964,647	$(575,224)

The accompanying notes are an integral part of these financial statements.	(continued on p. 141)

140	AQR Funds	Annual Report	September 2014

Statements of Changes in Net Assets	September 30, 2014

	AQR GLOBAL EQUITY FUND
	FOR THE YEAR ENDED SEPTEMBER 30, 2014	FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013	FOR THE YEAR ENDED DECEMBER 31, 2012
CHANGES IN SHARES OUTSTANDING:
CLASS I
Shares outstanding, beginning of period	94,701	55,196	210,532
Shares sold	164,697	44,377	25,557
Shares issued on reinvestment of distributions	63,067	—	7,336
Shares redeemed	(42,941)	(4,872)	(188,229)
Shares outstanding, end of period	279,524	94,701	55,196
CLASS N
Shares outstanding, beginning of period	53,682	45,729	202,461
Shares sold	86,939	71,457	6,817
Shares issued on reinvestment of distributions	35,033	—	6,690
Shares redeemed	(48,228)	(63,504)	(170,239)
Shares outstanding, end of period	127,426	53,682	45,729
CLASS R6
Shares outstanding, beginning of period	— (a)	—	—
Shares sold	8,500,955	—	—
Shares redeemed	(11,494)	—	—
Shares outstanding, end of period	8,489,461	—	—
CLASS Y
Shares outstanding, beginning of period	19,044,183	41,798,875	39,780,661
Shares issued on reinvestment of distributions	12,057,609	—	2,080,881
Shares redeemed	(7,392,962)	(22,754,692)	(62,667)
Shares outstanding, end of period	23,708,830	19,044,183	41,798,875

(a)	Commencement of offering class of shares effective January 8, 2014.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	September 2014	141

Statements of Changes in Net Assets	September 30, 2014

	AQR INTERNATIONAL EQUITY FUND
	FOR THE YEAR ENDED SEPTEMBER 30, 2014		FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013	FOR THE YEAR ENDED DECEMBER 31, 2012
OPERATIONS:
Net investment income (loss)	$22,167,199		$13,227,742	$14,157,497
Net realized gain (loss)	48,333,903		66,228,657	14,380,448
Net change in unrealized appreciation (depreciation)	(56,188,588)		35,002,292	96,501,940
Net increase (decrease) in net assets resulting from operations	14,312,514		114,458,691	125,039,885

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(4,237,446)		—	(6,044,927)
Class N	(546,390)		—	(442,708)
Class Y	(10,825,380)		—	(14,968,277)
Total	(15,609,216)		—	(21,455,912)
Net realized gain:
Class I	(16,832,213)		—	—
Class N	(2,380,187)		—	—
Class Y	(37,157,362)		—	—
Total	(56,369,762)		—	—
Total distributions	(71,978,978)		—	(21,455,912)

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	65,273,533		47,657,715	56,017,676
Reinvestment of distributions	18,516,502		—	5,225,139
Cost of shares redeemed	(59,389,281)		(35,227,017)	(33,350,378)
Net increase (decrease) from capital transactions	24,400,754		12,430,698	27,892,437
CLASS N
Proceeds from shares sold	14,334,638		17,853,305	15,872,803
Reinvestment of distributions	2,900,390		—	442,505
Cost of shares redeemed	(7,023,943)		(5,035,043)	(3,715,733)
Net increase (decrease) from capital transactions	10,211,085		12,818,262	12,599,575
CLASS R6
Proceeds from shares sold	151,263,962	(a)	—	—
Cost of shares redeemed	(43,566,107)		—	—
Net increase (decrease) from capital transactions	107,697,855		—	—
CLASS Y
Proceeds from shares sold	—		19,000,000	45,779,910
Reinvestment of distributions	47,982,742		—	14,968,276
Cost of shares redeemed	(159,763,962)		(28,692,000)	(5,836,872)
Redemption fees	8,625		47,504	32,284
Net increase (decrease) from capital transactions	(111,772,595)		(9,644,496)	54,943,598
Net increase (decrease) in net assets resulting from capital transactions	30,537,099		15,604,464	95,435,610
Total increase (decrease) in net assets	(27,129,365)		130,063,155	199,019,583

NET ASSETS:
Beginning of period	817,160,113		687,096,958	488,077,375
End of period	$790,030,748		$817,160,113	$687,096,958

Undistributed accumulated net investment income (loss)	$18,305,482		$11,729,676	$(1,607,306)

The accompanying notes are an integral part of these financial statements.	(continued on p. 143)

142	AQR Funds	Annual Report	September 2014

Statements of Changes in Net Assets	September 30, 2014

	AQR INTERNATIONAL EQUITY FUND
	FOR THE YEAR ENDED SEPTEMBER 30, 2014	FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013	FOR THE YEAR ENDED DECEMBER 31, 2012
CHANGES IN SHARES OUTSTANDING:
CLASS I
Shares outstanding, beginning of period	20,333,041	19,233,566	16,066,790
Shares sold	5,586,553	4,223,416	6,218,133
Shares issued on reinvestment of distributions	1,641,534	—	524,610
Shares redeemed	(5,004,972)	(3,123,941)	(3,575,967)
Shares outstanding, end of period	22,556,156	20,333,041	19,233,566
CLASS N
Shares outstanding, beginning of period	2,654,916	1,492,563	133,174
Shares sold	1,212,704	1,609,233	1,698,841
Shares issued on reinvestment of distributions	252,647	—	43,639
Shares redeemed	(592,721)	(446,880)	(383,091)
Shares outstanding, end of period	3,527,546	2,654,916	1,492,563
CLASS R6
Shares outstanding, beginning of period	— (a)	—	—
Shares sold	12,579,407	—	—
Shares redeemed	(3,594,739)	—	—
Shares outstanding, end of period	8,984,668	—	—
CLASS Y
Shares outstanding, beginning of period	43,655,846	44,308,341	38,834,729
Shares sold	—	1,693,405	4,631,152
Shares issued on reinvestment of distributions	4,045,762	—	1,436,495
Shares redeemed	(13,258,047)	(2,345,900)	(594,035)
Shares outstanding, end of period	34,443,561	43,655,846	44,308,341

(a)	Commencement of offering class of shares effective January 8, 2014.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	September 2014	143

Statements of Changes in Net Assets	September 30, 2014

	AQR EMERGING DEFENSIVE EQUITY FUND
	FOR THE YEAR ENDED SEPTEMBER 30, 2014		FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013	FOR THE PERIOD 7/09/12*- 12/31/12
OPERATIONS:
Net investment income (loss)	$1,217,488		$240,274	$49,290
Net realized gain (loss)	(86,716)		(381,061)	3,764
Net change in unrealized appreciation (depreciation)	(141,210)		(16,957)	511,724
Net increase (decrease) in net assets resulting from operations	989,562		(157,744)	564,778

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(351,637)		—	(34,222)
Class N	(27,047)		—	(9,990)
Total	(378,684)		—	(44,212)
Net realized gain:
Class I	(270)		—	(11,427)
Class N	(26)		—	(4,811)
Total	(296)		—	(16,238)
Total distributions	(378,980)		—	(60,450)

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	55,390,696		28,306,131	5,666,656
Reinvestment of distributions	351,907		—	45,649
Cost of shares redeemed	(15,823,368)		(4,122,651)	(689,457)
Net increase (decrease) from capital transactions	39,919,235		24,183,480	5,022,848
CLASS N
Proceeds from shares sold	2,747,201		1,889,158	1,857,059
Reinvestment of distributions	27,073		—	14,801
Cost of shares redeemed	(4,288,740)		(1,056,166)	(192,516)
Net increase (decrease) from capital transactions	(1,514,466)		832,992	1,679,344
CLASS R6
Proceeds from shares sold	100,000	(a)	—	—
Net increase (decrease) from capital transactions	100,000		—	—
Net increase (decrease) in net assets resulting from capital transactions	38,504,769		25,016,472	6,702,192
Total increase (decrease) in net assets	39,115,351		24,858,728	7,206,520

NET ASSETS:
Beginning of period	32,065,248		7,206,520	—
End of period	$71,180,599		$32,065,248	$7,206,520

Undistributed accumulated net investment income (loss)	$1,037,144		$211,072	$4,259

The accompanying notes are an integral part of these financial statements.	(continued on p. 145)

144	AQR Funds	Annual Report	September 2014

Statements of Changes in Net Assets	September 30, 2014

	AQR EMERGING DEFENSIVE EQUITY FUND
	FOR THE YEAR ENDED SEPTEMBER 30, 2014		FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013	FOR THE PERIOD 7/09/12*- 12/31/12
CHANGES IN SHARES OUTSTANDING:
CLASS I
Shares outstanding, beginning of period	2,870,660		494,839	—
Shares sold	5,330,312		2,752,761	556,121
Shares issued on reinvestment of distributions	35,261		—	4,278
Shares redeemed	(1,537,703)		(376,940)	(65,560)
Shares outstanding, end of period	6,698,530		2,870,660	494,839
CLASS N
Shares outstanding, beginning of period	252,784		165,019	—
Shares sold	268,249		184,245	181,889
Shares issued on reinvestment of distributions	2,710		—	1,386
Shares redeemed	(426,420)		(96,480)	(18,256)
Shares outstanding, end of period	97,323		252,784	165,019
CLASS R6
Shares outstanding, beginning of period	—	(a)	—	—
Shares sold	8,969		—	—
Shares outstanding, end of period	8,969		—	—

*	Commencement of operations.
(a)	Commencement of offering class of shares effective September 2, 2014.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	September 2014	145

Statements of Changes in Net Assets	September 30, 2014

	AQR INTERNATIONAL DEFENSIVE EQUITY FUND
	FOR THE YEAR ENDED SEPTEMBER 30, 2014		FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013	FOR THE PERIOD 7/09/12*- 12/31/12
OPERATIONS:
Net investment income (loss)	$647,668		$237,520	$33,252
Net realized gain (loss)	666,194		170,189	16,279
Net change in unrealized appreciation (depreciation)	213,563		737,068	244,382
Net increase (decrease) in net assets resulting from operations	1,527,425		1,144,777	293,913

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(298,045)		—	(26,339)
Class N	(20,141)		—	(3,918)
Total	(318,186)		—	(30,257)
Net realized gain:
Class I	(203,528)		—	(16,369)
Class N	(15,609)		—	(4,353)
Total	(219,137)		—	(20,722)
Total distributions	(537,323)		—	(50,979)

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	13,162,903		11,923,132	7,216,220
Reinvestment of distributions	501,573		—	42,708
Cost of shares redeemed	(4,900,870)		(701,166)	(2,065,477)
Net increase (decrease) from capital transactions	8,763,606		11,221,966	5,193,451
CLASS N
Proceeds from shares sold	619,886		349,021	1,791,100
Reinvestment of distributions	35,750		—	8,271
Cost of shares redeemed	(1,420,052)		(148,571)	(1,019,455)
Net increase (decrease) from capital transactions	(764,416)		200,450	779,916
CLASS R6
Proceeds from shares sold	100,000	(a)	—	—
Net increase (decrease) from capital transactions	100,000		—	—
Net increase (decrease) in net assets resulting from capital transactions	8,099,190		11,422,416	5,973,367
Total increase (decrease) in net assets	9,089,292		12,567,193	6,216,301

NET ASSETS:
Beginning of period	18,783,494		6,216,301	—
End of period	$27,872,786		$18,783,494	$6,216,301

Undistributed accumulated net investment income (loss)	$570,218		$254,572	$(143)

The accompanying notes are an integral part of these financial statements.	(continued on p. 147)

146	AQR Funds	Annual Report	September 2014

Statements of Changes in Net Assets	September 30, 2014

	AQR INTERNATIONAL DEFENSIVE EQUITY FUND
	FOR THE YEAR ENDED SEPTEMBER 30, 2014		FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013	FOR THE PERIOD 7/09/12*- 12/31/12
CHANGES IN SHARES OUTSTANDING:
CLASS I
Shares outstanding, beginning of period	1,483,573		502,748	—
Shares sold	1,077,372		1,042,623	693,168
Shares issued on reinvestment of distributions	42,833		—	4,014
Shares redeemed	(395,406)		(61,798)	(194,434)
Shares outstanding, end of period	2,208,372		1,483,573	502,748
CLASS N
Shares outstanding, beginning of period	97,048		79,543	—
Shares sold	51,469		31,111	174,715
Shares issued on reinvestment of distributions	3,053		—	776
Shares redeemed	(114,151)		(13,606)	(95,948)
Shares outstanding, end of period	37,419		97,048	79,543
CLASS R6
Shares outstanding, beginning of period	—	(a)	—	—
Shares sold	7,680		—	—
Shares outstanding, end of period	7,680		—	—

*	Commencement of operations.
(a)	Commencement of offering class of shares effective September 2, 2014.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	September 2014	147

Statements of Changes in Net Assets	September 30, 2014

	AQR U.S. DEFENSIVE EQUITY FUND
	FOR THE YEAR ENDED SEPTEMBER 30, 2014		FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013	FOR THE PERIOD 7/09/12*- 12/31/12
OPERATIONS:
Net investment income (loss)	$3,314,889		$597,018	$44,795
Net realized gain (loss)	4,860,334		377,383	(2,179)
Net change in unrealized appreciation (depreciation)	24,266,505		1,670,664	33,443
Net increase (decrease) in net assets resulting from operations	32,441,728		2,645,065	76,059

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(1,166,110)		—	(40,855)
Class N	(124,307)		—	(1,691)
Total	(1,290,417)		—	(42,546)
Net realized gain:
Class I	(590,291)		—	(4,695)
Class N	(75,618)		—	(316)
Total	(665,909)		—	(5,011)
Total distributions	(1,956,326)		—	(47,557)

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	61,663,509		147,844,332	8,863,968
Reinvestment of distributions	1,756,401		—	45,549
Cost of shares redeemed	(21,323,604)		(2,400,295)	(1,076,018)
Net increase (decrease) from capital transactions	42,096,306		145,444,037	7,833,499
CLASS N
Proceeds from shares sold	7,749,037		23,011,456	1,421,979
Reinvestment of distributions	199,925		—	2,007
Cost of shares redeemed	(3,257,910)		(2,967,021)	(1,023,257)
Net increase (decrease) from capital transactions	4,691,052		20,044,435	400,729
CLASS R6
Proceeds from shares sold	100,000	(a)	—	—
Net increase (decrease) from capital transactions	100,000		—	—
Net increase (decrease) in net assets resulting from capital transactions	46,887,358		165,488,472	8,234,228
Total increase (decrease) in net assets	77,372,760		168,133,537	8,262,730

NET ASSETS:
Beginning of period	176,396,267		8,262,730	—
End of period	$253,769,027		$176,396,267	$8,262,730

Undistributed accumulated net investment income (loss)	$2,622,469		$602,661	$5,727

The accompanying notes are an integral part of these financial statements.	(continued on p. 149)

148	AQR Funds	Annual Report	September 2014

Statements of Changes in Net Assets	September 30, 2014

	AQR U.S. DEFENSIVE EQUITY FUND
	FOR THE YEAR ENDED SEPTEMBER 30, 2014		FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013	FOR THE PERIOD 7/09/12*- 12/31/12
CHANGES IN SHARES OUTSTANDING:
CLASS I
Shares outstanding, beginning of period	12,763,386		771,572	—
Shares sold	4,666,997		12,202,553	872,439
Shares issued on reinvestment of distributions	135,525		—	4,479
Shares redeemed	(1,581,474)		(210,739)	(105,346)
Shares outstanding, end of period	15,984,434		12,763,386	771,572
CLASS N
Shares outstanding, beginning of period	1,700,634		41,347	—
Shares sold	579,637		1,912,085	141,350
Shares issued on reinvestment of distributions	15,426		—	197
Shares redeemed	(241,657)		(252,798)	(100,200)
Shares outstanding, end of period	2,054,040		1,700,634	41,347
CLASS R6
Shares outstanding, beginning of period	—	(a)	—	—
Shares sold	7,077		—	—
Shares outstanding, end of period	7,077		—	—

*	Commencement of operations.
(a)	Commencement of offering class of shares effective September 2, 2014.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	September 2014	149

Statements of Changes in Net Assets	September 30, 2014

	AQR MOMENTUM FUND
	FOR THE YEAR ENDED SEPTEMBER 30, 2014		FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013	FOR THE YEAR ENDED DECEMBER 31, 2012
OPERATIONS:
Net investment income (loss)	$5,087,759		$4,308,786	$7,340,127
Net realized gain (loss)	101,076,923		34,824,237	13,466,529
Net change in unrealized appreciation (depreciation)	35,512,263		92,812,642	39,530,778
Net increase (decrease) in net assets resulting from operations	141,676,945		131,945,665	60,337,434

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:	—		—	—
Class L	(5,167,616)		—	(7,610,158)
Class N	(276,437)		—	—
Total	(5,444,053)		—	(7,610,158)
Net realized gain:
Class L	(33,760,872)		—	—
Class N	(3,094,983)		—	—
Total	(36,855,855)		—	—
Total distributions	(42,299,908)		—	(7,610,158)

CAPITAL TRANSACTIONS:
CLASS L
Proceeds from shares sold	274,204,732		213,770,610	231,326,342
Reinvestment of distributions	38,899,012		—	7,604,346
Cost of shares redeemed	(170,601,504)		(103,081,407)	(104,299,857)
Net increase (decrease) from capital transactions	142,502,240		110,689,203	134,630,831
CLASS N
Proceeds from shares sold	17,442,474		22,798,786	58,966,793	(a)
Reinvestment of distributions	3,371,420		—	—
Cost of shares redeemed	(19,840,237)		(24,643,522)	(216,871)
Net increase (decrease) from capital transactions	973,657		(1,844,736)	58,749,922
CLASS R6
Proceeds from shares sold	131,980	(b)	—	—
Net increase (decrease) from capital transactions	131,980		—	—
Net increase (decrease) in net assets resulting from capital transactions	143,607,877		108,844,467	193,380,753
Total increase (decrease) in net assets	242,984,914		240,790,132	246,108,029

NET ASSETS:
Beginning of period	789,653,445		548,863,313	302,755,284
End of period	$1,032,638,359		$789,653,445	$548,863,313

Undistributed accumulated net investment income (loss)	$3,514,799		$4,344,313	$227,113

The accompanying notes are an integral part of these financial statements.	(continued on p. 151)

150	AQR Funds	Annual Report	September 2014

Statements of Changes in Net Assets	September 30, 2014

	AQR MOMENTUM FUND
	FOR THE YEAR ENDED SEPTEMBER 30, 2014		FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013	FOR THE YEAR ENDED DECEMBER 31, 2012
CHANGES IN SHARES OUTSTANDING:
CLASS L
Shares outstanding, beginning of period	36,612,813		30,541,508	21,793,766
Shares sold	13,062,922		11,747,969	14,895,037
Shares issued on reinvestment of distributions	1,906,814		—	481,898
Shares redeemed	(8,037,867)		(5,676,664)	(6,629,193)
Shares outstanding, end of period	43,544,682		36,612,813	30,541,508
CLASS N
Shares outstanding, beginning of period	3,583,368		3,638,858	—	(a)
Shares sold	824,822		1,273,992	3,652,468
Shares issued on reinvestment of distributions	165,266		—	—
Shares redeemed	(945,129)		(1,329,482)	(13,610)
Shares outstanding, end of period	3,628,327		3,583,368	3,638,858
CLASS R6
Shares outstanding, beginning of period	—	(b)	—	—
Shares sold	5,987		—	—
Shares outstanding, end of period	5,987		—	—

(a)	Commencement of offering class of shares effective December 17, 2012.
(b)	Commencement of offering class of shares effective July 10, 2014.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	September 2014	151

Statements of Changes in Net Assets	September 30, 2014

	AQR SMALL CAP MOMENTUM FUND
	FOR THE YEAR ENDED SEPTEMBER 30, 2014		FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013	FOR THE YEAR ENDED DECEMBER 31, 2012
OPERATIONS:
Net investment income (loss)	$8,449		$857,922	$1,800,500
Net realized gain (loss)	34,792,987		14,190,638	7,037,857
Net change in unrealized appreciation (depreciation)	(28,508,882)		37,443,636	12,331,774
Net increase (decrease) in net assets resulting from operations	6,292,554		52,492,196	21,170,131

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class L	(710,780)		—	(1,541,164)
Class N	(7,577)		—	—
Total	(718,357)		—	(1,541,164)
Net realized gain:
Class L	(16,031,831)		—	—
Class N	(173,722)		—	—
Total	(16,205,553)		—	—
Total distributions	(16,923,910)		—	(1,541,164)

CAPITAL TRANSACTIONS:
CLASS L
Proceeds from shares sold	95,966,031		70,492,315	50,077,757
Reinvestment of distributions	16,540,167		—	1,537,931
Cost of shares redeemed	(43,807,285)		(26,018,808)	(26,009,044)
Net increase (decrease) from capital transactions	68,698,913		44,473,507	25,606,644
CLASS N
Proceeds from shares sold	6,515,783		1,615,673	10,000	(a)
Reinvestment of distributions	181,300		—	—
Cost of shares redeemed	(750,386)		(17,558)	—
Net increase (decrease) from capital transactions	5,946,697		1,598,115	10,000
CLASS R6
Proceeds from shares sold	100,000	(b)	—	—
Net increase (decrease) from capital transactions	100,000		—	—
Net increase (decrease) in net assets resulting from capital transactions	74,745,610		46,071,622	25,616,644
Total increase (decrease) in net assets	64,114,254		98,563,818	45,245,611

NET ASSETS:
Beginning of period	244,343,783		145,779,965	100,534,354
End of period	$308,458,037		$244,343,783	$145,779,965

Undistributed accumulated net investment income (loss)	$(21,760)		$752,938	$146,099

The accompanying notes are an integral part of these financial statements.	(continued on p. 153)

152	AQR Funds	Annual Report	September 2014

Statements of Changes in Net Assets	September 30, 2014

	AQR SMALL CAP MOMENTUM FUND
	FOR THE YEAR ENDED SEPTEMBER 30, 2014		FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013	FOR THE YEAR ENDED DECEMBER 31, 2012
CHANGES IN SHARES OUTSTANDING:
CLASS L
Shares outstanding, beginning of period	11,146,293		8,871,777	7,238,497
Shares sold	4,362,937		3,620,280	3,211,497
Shares issued on reinvestment of distributions	752,852		—	97,153
Shares redeemed	(1,981,416)		(1,345,764)	(1,675,370)
Shares outstanding, end of period	14,280,666		11,146,293	8,871,777
CLASS N
Shares outstanding, beginning of period	76,765		622	—	(a)
Shares sold	292,076		77,081	622
Shares issued on reinvestment of distributions	8,271		—	—
Shares redeemed	(34,731)		(938)	—
Shares outstanding, end of period	342,381		76,765	622
CLASS R6
Shares outstanding, beginning of period	—	(b)	—	—
Shares sold	4,529		—	—
Shares outstanding, end of period	4,529		—	—

(a)	Commencement of offering class of shares effective December 17, 2012.
(b)	Commencement of offering class of shares effective July 10, 2014.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	September 2014	153

Statements of Changes in Net Assets	September 30, 2014

	AQR INTERNATIONAL MOMENTUM FUND					AQR EMERGING MOMENTUM FUND
	FOR THE YEAR ENDED SEPTEMBER 30, 2014		FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013	FOR THE YEAR ENDED DECEMBER 31, 2012		FOR THE PERIOD 5/13/14*- 9/30/14
OPERATIONS:
Net investment income (loss)	$5,343,481		$3,054,749	$2,524,674		$56,227
Net realized gain (loss)	8,360,764		7,761,555	1,155,067		(38,390)
Net change in unrealized appreciation (depreciation)	(17,399,020)		18,220,315	13,708,882		(147,796)
Net increase (decrease) in net assets resulting from operations	(3,694,775)		29,036,619	17,388,623		(129,959)

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class L	(3,959,589)		—	(2,965,770)		—
Class N	(609,999)		—	—		—
Total	(4,569,588)		—	(2,965,770)		—
Total distributions	(4,569,588)		—	(2,965,770)		—

CAPITAL TRANSACTIONS:
CLASS L
Proceeds from shares sold	122,678,856		83,877,662	54,777,235		6,393,787
Reinvestment of distributions	3,958,755		—	2,965,195		—
Cost of shares redeemed	(58,524,145)		(18,591,284)	(21,716,680)		(10,053)
Net increase (decrease) from capital transactions	68,113,466		65,286,378	36,025,750		6,383,734
CLASS N
Proceeds from shares sold	8,948,915		42,216,111	11,000	(a)	1,034,945
Reinvestment of distributions	609,999		—	—		—
Cost of shares redeemed	(10,024,019)		(3,719,078)	—		—
Net increase (decrease) from capital transactions	(465,105)		38,497,033	11,000		1,034,945
CLASS R6
Proceeds from shares sold	100,000	(b)	—	—		100,000	(b)
Net increase (decrease) from capital transactions	100,000		—	—		100,000
Net increase (decrease) in net assets resulting from capital transactions	67,748,361		103,783,411	36,036,750		7,518,679
Total increase (decrease) in net assets	59,483,998		132,820,030	50,459,603		7,388,720

NET ASSETS:
Beginning of period	260,504,544		127,684,514	77,224,911		—
End of period	$319,988,542		$260,504,544	$127,684,514		$7,388,720

Undistributed accumulated net investment income (loss)	$4,582,405		$3,226,119	$(313,735)		$57,182

The accompanying notes are an integral part of these financial statements.	(continued on p. 155)

154	AQR Funds	Annual Report	September 2014

Statements of Changes in Net Assets	September 30, 2014

	AQR INTERNATIONAL MOMENTUM FUND					AQR EMERGING MOMENTUM FUND
	FOR THE YEAR ENDED SEPTEMBER 30, 2014		FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013	FOR THE YEAR ENDED DECEMBER 31, 2012		FOR THE PERIOD 5/13/14*- 9/30/14
CHANGES IN SHARES OUTSTANDING:
CLASS L
Shares outstanding, beginning of period	14,326,003		9,757,051	6,789,578		—
Shares sold	7,953,475		5,866,252	4,490,971		625,968
Shares issued on reinvestment of distributions	258,404		—	229,327		—
Shares redeemed	(3,814,655)		(1,297,300)	(1,752,825)		(945)
Shares outstanding, end of period	18,723,227		14,326,003	9,757,051		625,023
CLASS N
Shares outstanding, beginning of period	2,721,721		849	—	(a)	—
Shares sold	580,437		2,976,098	849		103,336
Shares issued on reinvestment of distributions	39,895		—	—		—
Shares redeemed	(652,004)		(255,226)	—		—
Shares outstanding, end of period	2,690,049		2,721,721	849		103,336
CLASS R6
Shares outstanding, beginning of period	—	(b)	—	—		—	(b)
Shares sold	6,435		—	—		9,407
Shares outstanding, end of period	6,435		—	—		9,407

*	Commencement of operations.
(a)	Commencement of offering class of shares effective December 17, 2012.
(b)	Commencement of offering class of shares effective July 10, 2014.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	September 2014	155

Statements of Changes in Net Assets	September 30, 2014

	AQR TAX-MANAGED MOMENTUM FUND
	FOR THE YEAR ENDED SEPTEMBER 30, 2014		FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013	FOR THE PERIOD 1/27/12*- 12/31/12
OPERATIONS:
Net investment income (loss)	$380,075		$75,056	$55,098
Net realized gain (loss)	1,570,147		199,994	20,369
Net change in unrealized appreciation (depreciation)	6,934,858		1,474,254	290,968
Net increase (decrease) in net assets resulting from operations	8,885,080		1,749,304	366,435
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class L	(128,737)		—	(58,114)
Class N	(55)		—	—
Total	(128,792)		—	(58,114)
Net realized gain:
Class L	(317,031)		—	(35,669)
Class N	(940)		—	—
Total	(317,971)		—	(35,669)
Total distributions	(446,763)		—	(93,783)

CAPITAL TRANSACTIONS:
CLASS L
Proceeds from shares sold	79,287,715		17,901,127	5,727,135
Reinvestment of distributions	445,768		—	93,783
Cost of shares redeemed	(8,524,640)		(3,966,042)	(52,741)
Net increase (decrease) from capital transactions	71,208,843		13,935,085	5,768,177
CLASS N
Proceeds from shares sold	1,500		100,001	10,000	(a)
Reinvestment of distributions	995		—	—
Cost of shares redeemed	—		(10,594)	—
Net increase (decrease) from capital transactions	2,495		89,407	10,000
CLASS R6
Proceeds from shares sold	100,000	(b)	—	—
Net increase (decrease) from capital transactions	100,000		—	—
Net increase (decrease) in net assets resulting from capital transactions	71,311,338		14,024,492	5,778,177
Total increase (decrease) in net assets	79,749,655		15,773,796	6,050,829

NET ASSETS:
Beginning of period	21,824,625		6,050,829	—
End of period	$101,574,280		$21,824,625	$6,050,829

Undistributed accumulated net investment income (loss)	$320,304		$77,454	$3,454

The accompanying notes are an integral part of these financial statements.	(continued on p. 157)

156	AQR Funds	Annual Report	September 2014

Statements of Changes in Net Assets	September 30, 2014

	AQR TAX-MANAGED MOMENTUM FUND
	FOR THE YEAR ENDED SEPTEMBER 30, 2014		FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013	FOR THE PERIOD 1/27/12*- 12/31/12
CHANGES IN SHARES OUTSTANDING:
CLASS L
Shares outstanding, beginning of period	1,596,498		542,643	—
Shares sold	5,314,373		1,359,290	538,821
Shares issued on reinvestment of distributions	30,365		—	8,557
Shares redeemed	(566,192)		(305,435)	(4,735)
Shares outstanding, end of period	6,375,044		1,596,498	542,643
CLASS N
Shares outstanding, beginning of period	8,489		899	—	(a)
Shares sold	103		8,489	899
Shares issued on reinvestment of distributions	68		—	—
Shares redeemed	—		(899)	—
Shares outstanding, end of period	8,660		8,489	899
CLASS R6
Shares outstanding, beginning of period	—	(b)	—	—
Shares sold	6,337		—	—
Shares outstanding, end of period	6,337		—	—

*	Commencement of operations.
(a)	Commencement of offering class of shares effective December 17, 2012.
(b)	Commencement of offering class of shares effective July 10, 2014.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	September 2014	157

Statements of Changes in Net Assets	September 30, 2014

	AQR TAX-MANAGED SMALL CAP MOMENTUM FUND
	FOR THE YEAR ENDED SEPTEMBER 30, 2014		FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013	FOR THE PERIOD 1/27/12*- 12/31/12
OPERATIONS:
Net investment income (loss)	$4,561		$17,737	$46,220
Net realized gain (loss)	418,735		102,409	14,572
Net change in unrealized appreciation (depreciation)	(703,349)		1,216,323	272,089
Net increase (decrease) in net assets resulting from operations	(280,053)		1,336,469	332,881

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class L	(21,215)		—	(43,740)
Class N	(33)		—	—
Total	(21,248)		—	(43,740)
Net realized gain:
Class L	(139,024)		—	—
Class N	(2,068)		—	—
Total	(141,092)		—	—
Total distributions	(162,340)		—	(43,740)

CAPITAL TRANSACTIONS:
CLASS L
Proceeds from shares sold	14,374,949		2,695,469	3,103,895
Reinvestment of distributions	160,239		—	43,740
Cost of shares redeemed	(6,173,028)		(679,820)	(1,566)
Net increase (decrease) from capital transactions	8,362,160		2,015,649	3,146,069
CLASS N
Proceeds from shares sold	1,448		100,000	10,000	(a)
Reinvestment of distributions	2,101		—	—
Cost of shares redeemed	—		(11,109)	—
Net increase (decrease) from capital transactions	3,549		88,891	10,000
CLASS R6
Proceeds from shares sold	100,000	(b)	—	—
Net increase (decrease) from capital transactions	100,000		—	—
Net increase (decrease) in net assets resulting from capital transactions	8,465,709		2,104,540	3,156,069
Total increase (decrease) in net assets	8,023,316		3,441,009	3,445,210

NET ASSETS:
Beginning of period	6,886,219		3,445,210	—
End of period	$14,909,535		$6,886,219	$3,445,210

Undistributed accumulated net investment income (loss)	$(6,613)		$15,602	$3,863

The accompanying notes are an integral part of these financial statements.	(continued on p. 159)

158	AQR Funds	Annual Report	September 2014

Statements of Changes in Net Assets	September 30, 2014

	AQR TAX-MANAGED SMALL CAP MOMENTUM FUND
	FOR THE YEAR ENDED SEPTEMBER 30, 2014		FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013	FOR THE PERIOD 1/27/12*- 12/31/12

CHANGES IN SHARES OUTSTANDING:
CLASS L
Shares outstanding, beginning of period	455,448		307,953	—
Shares sold	943,530		196,317	304,030
Shares issued on reinvestment of distributions	10,358		—	4,069
Shares redeemed	(411,205)		(48,822)	(146)
Shares outstanding, end of period	998,131		455,448	307,953
CLASS N
Shares outstanding, beginning of period	8,251		917	—	(a)
Shares sold	102		8,251	917
Shares issued on reinvestment of distributions	136		—	—
Shares redeemed	—		(917)	—
Shares outstanding, end of period	8,489		8,251	917
CLASS R6
Shares outstanding, beginning of period	—	(b)	—	—
Shares sold	6,472		—	—
Shares outstanding, end of period	6,472		—	—

*	Commencement of operations.
(a)	Commencement of offering class of shares effective December 17, 2012.
(b)	Commencement of offering class of shares effective July 10, 2014.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	September 2014	159

Statements of Changes in Net Assets	September 30, 2014

	AQR TAX-MANAGED INTERNATIONAL MOMENTUM FUND
	FOR THE YEAR ENDED SEPTEMBER 30, 2014		FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013	FOR THE PERIOD 1/27/12*- 12/31/12
OPERATIONS:
Net investment income (loss)	$1,013,561		$119,583	$80,248
Net realized gain (loss)	(426,846)		272,476	24,701
Net change in unrealized appreciation (depreciation)	(1,693,193)		777,272	512,452
Net increase (decrease) in net assets resulting from operations	(1,106,478)		1,169,331	617,401

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class L	(171,579)		—	(91,118)
Class N	(189)		—	—
Total	(171,768)		—	(91,118)
Net realized gain:
Class L	(457,829)		—	(8,768)
Class N	(1,358)		—	—
Total	(459,187)		—	(8,768)
Total distributions	(630,955)		—	(99,886)

CAPITAL TRANSACTIONS:
CLASS L
Proceeds from shares sold	74,819,447		13,835,282	5,127,939
Reinvestment of distributions	629,408		—	99,886
Cost of shares redeemed	(9,509,891)		(3,313,583)	(6,508)
Net increase (decrease) from capital transactions	65,938,964		10,521,699	5,221,317
CLASS N
Proceeds from shares sold	—		100,000	10,000	(a)
Reinvestment of distributions	1,547		—	—
Cost of shares redeemed	—		(10,601)	—
Net increase (decrease) from capital transactions	1,547		89,399	10,000
CLASS R6
Proceeds from shares sold	100,000	(b)	—	—
Net increase (decrease) from capital transactions	100,000		—	—
Net increase (decrease) in net assets resulting from capital transactions	66,040,511		10,611,098	5,231,317
Total increase (decrease) in net assets	64,303,078		11,780,429	5,748,832

NET ASSETS:
Beginning of period	17,529,261		5,748,832	—
End of period	$81,832,339		$17,529,261	$5,748,832

Undistributed accumulated net investment income (loss)	$974,879		$108,464	$(14,184)

The accompanying notes are an integral part of these financial statements.	(continued on p. 161)

160	AQR Funds	Annual Report	September 2014

Statements of Changes in Net Assets	September 30, 2014

	AQR TAX-MANAGED INTERNATIONAL MOMENTUM FUND
	FOR THE YEAR ENDED SEPTEMBER 30, 2014		FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013	FOR THE PERIOD 1/27/12*- 12/31/12

CHANGES IN SHARES OUTSTANDING:
CLASS L
Shares outstanding, beginning of period	1,321,265		510,465	—
Shares sold	5,579,502		1,076,886	502,067
Shares issued on reinvestment of distributions	47,539		—	8,983
Shares redeemed	(712,522)		(266,086)	(585)
Shares outstanding, end of period	6,235,784		1,321,265	510,465
CLASS N
Shares outstanding, beginning of period	8,468		898	—	(a)
Shares sold	—		8,468	898
Shares issued on reinvestment of distributions	116		—	—
Shares redeemed	—		(898)	—
Shares outstanding, end of period	8,584		8,468	898
CLASS R6
Shares outstanding, beginning of period	—	(b)	—	—
Shares sold	7,321		—	—
Shares outstanding, end of period	7,321		—	—

*	Commencement of operations.
(a)	Commencement of offering class of shares effective December 17, 2012.
(b)	Commencement of offering class of shares effective July 10, 2014.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	September 2014	161

Statements of Changes in Net Assets	September 30, 2014

	AQR CORE EQUITY FUND			AQR SMALL CAP CORE EQUITY FUND
	FOR THE YEAR ENDED SEPTEMBER 30, 2014		FOR THE PERIOD 3/26/13*- 9/30/13	FOR THE YEAR ENDED SEPTEMBER 30, 2014		FOR THE PERIOD 3/26/13*- 9/30/13
OPERATIONS:
Net investment income (loss)	$943,356		$51,206	$20,120		$4,606
Net realized gain (loss)	1,299,259		95,056	124,643		22,660
Net change in unrealized appreciation (depreciation)	7,207,415		569,841	(108,107)		439,180
Net increase (decrease) in net assets resulting from operations	9,450,030		716,103	36,656		466,446

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class L	(119,019)		—	(7,632)		—
Class N	(13,149)		—	(4,611)		—
Total	(132,168)		—	(12,243)		—
Net realized gain:
Class L	(165,118)		—	(25,099)		—
Class N	(22,150)		—	(22,781)		—
Total	(187,268)		—	(47,880)		—
Total distributions	(319,436)		—	(60,123)		—

CAPITAL TRANSACTIONS:
CLASS L
Proceeds from shares sold	147,028,800		19,426,853	7,472,586		2,654,885
Reinvestment of distributions	284,137		—	32,731		—
Cost of shares redeemed	(9,053,445)		(1,229,610)	(1,394,579)		(743,228)
Net increase (decrease) from capital transactions	138,259,492		18,197,243	6,110,738		1,911,657
CLASS N
Proceeds from shares sold	12,485,844		2,212,852	2,686,574		1,186,351
Reinvestment of distributions	35,299		—	27,392		—
Cost of shares redeemed	(4,397,128)		(912,033)	(2,853,830)		—
Net increase (decrease) from capital transactions	8,124,015		1,300,819	(139,864)		1,186,351
CLASS R6
Proceeds from shares sold	43,024,955	(a)	—	100,000	(a)	—
Cost of shares redeemed	(110,245)		—	—		—
Net increase (decrease) from capital transactions	42,914,710		—	100,000		—
Net increase (decrease) in net assets resulting from capital transactions	189,298,217		19,498,062	6,070,874		3,098,008
Total increase (decrease) in net assets	198,428,811		20,214,165	6,047,407		3,564,454

NET ASSETS:
Beginning of period	20,214,165		—	3,564,454		—
End of period	$218,642,976		$20,214,165	$9,611,861		$3,564,454

Undistributed accumulated net investment income (loss)	$860,755		$52,857	$10,915		$5,195

The accompanying notes are an integral part of these financial statements.	(continued on p. 163)

162	AQR Funds	Annual Report	September 2014

Statements of Changes in Net Assets	September 30, 2014

	AQR CORE EQUITY FUND			AQR SMALL CAP CORE EQUITY FUND
	FOR THE YEAR ENDED SEPTEMBER 30, 2014		FOR THE PERIOD 3/26/13*- 9/30/13	FOR THE YEAR ENDED SEPTEMBER 30, 2014		FOR THE PERIOD 3/26/13*- 9/30/13

CHANGES IN SHARES OUTSTANDING:
CLASS L
Shares outstanding, beginning of period	1,695,462		—	183,811		—
Shares sold	11,405,876		1,811,050	590,429		253,687
Shares issued on reinvestment of distributions	23,482		—	2,579		—
Shares redeemed	(699,215)		(115,588)	(109,730)		(69,876)
Shares outstanding, end of period	12,425,605		1,695,462	667,089		183,811
CLASS N
Shares outstanding, beginning of period	126,521		—	116,378		—
Shares sold	995,837		212,977	212,517		116,378
Shares issued on reinvestment of distributions	2,920		—	2,160		—
Shares redeemed	(350,687)		(86,456)	(226,693)		—
Shares outstanding, end of period	774,591		126,521	104,362		116,378
CLASS R6
Shares outstanding, beginning of period	—	(a)	—	—	(a)	—
Shares sold	3,171,171		—	7,722		—
Shares redeemed	(8,246)		—	—		—
Shares outstanding, end of period	3,162,925		—	7,722		—

*	Commencement of operations.
(a)	Commencement of offering class of shares effective July 10, 2014.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	September 2014	163

Statements of Changes in Net Assets	September 30, 2014

	AQR INTERNATIONAL CORE EQUITY FUND			AQR EMERGING CORE EQUITY FUND
	FOR THE YEAR ENDED SEPTEMBER 30, 2014		FOR THE PERIOD 3/26/13*- 9/30/13	FOR THE PERIOD 5/13/14*- 9/30/14
OPERATIONS:
Net investment income (loss)	$594,297		$111,414	$104,365
Net realized gain (loss)	272,909		(76,611)	(112,270)
Net change in unrealized appreciation (depreciation)	(1,099,036)		1,362,722	(625,469)
Net increase (decrease) in net assets resulting from operations	(231,830)		1,397,525	(633,374)

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class L	(141,411)		—	—
Class N	(15,916)		—	—
Total	(157,327)		—	—
Total distributions	(157,327)		—	—

CAPITAL TRANSACTIONS:
CLASS L
Proceeds from shares sold	14,427,190		15,815,757	12,126,995
Reinvestment of distributions	141,411		—	—
Cost of shares redeemed	(3,730,566)		(1,223,357)	(20,114)
Net increase (decrease) from capital transactions	10,838,035		14,592,400	12,106,881
CLASS N
Proceeds from shares sold	1,369,545		2,846,422	2,486,920
Reinvestment of distributions	15,916		—	—
Cost of shares redeemed	(810,724)		(872,000)	(5,760)
Net increase (decrease) from capital transactions	574,737		1,974,422	2,481,160
CLASS R6
Proceeds from shares sold	27,011,110	(a)	—	100,000	(a)
Cost of shares redeemed	(102,584)		—	—
Net increase (decrease) from capital transactions	26,908,526		—	100,000
Net increase (decrease) in net assets resulting from capital transactions	38,321,298		16,566,822	14,688,041
Total increase (decrease) in net assets	37,932,141		17,964,347	14,054,667

NET ASSETS:
Beginning of period	17,964,347		—	—
End of period	$55,896,488		$17,964,347	$14,054,667

Undistributed accumulated net investment income (loss)	$625,820		$109,008	$114,542

The accompanying notes are an integral part of these financial statements.	(continued on p. 165)

164	AQR Funds	Annual Report	September 2014

Statements of Changes in Net Assets	September 30, 2014

	AQR INTERNATIONAL CORE EQUITY FUND			AQR EMERGING CORE EQUITY FUND
	FOR THE YEAR ENDED SEPTEMBER 30, 2014		FOR THE PERIOD 3/26/13*- 9/30/13	FOR THE PERIOD 5/13/14*- 9/30/14

CHANGES IN SHARES OUTSTANDING:
CLASS L
Shares outstanding, beginning of period	1,401,327		—	—
Shares sold	1,236,200		1,518,548	1,163,451
Shares issued on reinvestment of distributions	12,372		—	—
Shares redeemed	(318,789)		(117,221)	(1,866)
Shares outstanding, end of period	2,331,110		1,401,327	1,161,585
CLASS N
Shares outstanding, beginning of period	191,136		—	—
Shares sold	117,386		275,225	240,482
Shares issued on reinvestment of distributions	1,392		—	—
Shares redeemed	(69,107)		(84,089)	(566)
Shares outstanding, end of period	240,807		191,136	239,916
CLASS R6
Shares outstanding, beginning of period	—	(a)	—	—	(a)
Shares sold	2,312,075		—	9,551
Shares redeemed	(8,884)		—	—
Shares outstanding, end of period	2,303,191		—	9,551

*	Commencement of operations.
(a)	Commencement of offering class of shares effective July 10, 2014.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	September 2014	165

Financial Highlights	September 30, 2014

	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations				Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
AQR GLOBAL EQUITY FUND CLASS I
FOR THE YEAR ENDED SEPTEMBER 30, 2014[5]	$13.33	0.15	[6]	1.13	1.28	(0.39)	(5.31)	(5.70)
NINE MONTHS ENDED SEPTEMBER 30, 2013 [5]	$11.35	0.14		1.84	1.98	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2012[5]	$9.99	0.20		1.69	1.89	(0.29)	(0.24)	(0.53)
FOR THE YEAR ENDED DECEMBER 31, 2011[5]	$10.97	0.21		(0.95)	(0.74)	(0.11)	(0.13)	(0.24)
FOR THE YEAR ENDED DECEMBER 31, 2010[5]	$10.00	0.16		1.25	1.41	(0.36)	(0.08)	(0.44)
AQR GLOBAL EQUITY FUND CLASS N
FOR THE YEAR ENDED SEPTEMBER 30, 2014[5]	$13.27	0.12	[6]	1.12	1.24	(0.35)	(5.31)	(5.66)
NINE MONTHS ENDED SEPTEMBER 30, 2013 [5]	$11.32	0.11		1.84	1.95	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2012[5]	$9.97	0.16		1.70	1.86	(0.27)	(0.24)	(0.51)
FOR THE YEAR ENDED DECEMBER 31, 2011[5]	$10.97	0.16		(0.94)	(0.78)	(0.09)	(0.13)	(0.22)
FOR THE YEAR ENDED DECEMBER 31, 2010†,5	$10.00	0.13		1.25	1.38	(0.33)	(0.08)	(0.41)
AQR GLOBAL EQUITY FUND CLASS R6
FOR THE PERIOD 1/08/14[9]—9/30/14[5]	$8.70	0.15	[6]	0.11	0.26	—	—	—
AQR GLOBAL EQUITY FUND CLASS Y
FOR THE YEAR ENDED SEPTEMBER 30, 2014†,5	$13.38	0.18	[6]	1.15	1.33	(0.43)	(5.31)	(5.74)
NINE MONTHS ENDED SEPTEMBER 30, 2013 †,5	$11.35	0.18		1.85	2.03	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2012†,5	$10.00	0.24		1.70	1.94	(0.35)	(0.24)	(0.59)
FOR THE YEAR ENDED DECEMBER 31, 2011[5]	$10.99	0.24		(0.94)	(0.70)	(0.16)	(0.13)	(0.29)
FOR THE YEAR ENDED DECEMBER 31, 2010[5]	$10.00	0.18		1.27	1.45	(0.38)	(0.08)	(0.46)
AQR INTERNATIONAL EQUITY FUND CLASS I
FOR THE YEAR ENDED SEPTEMBER 30, 2014[5]	$11.88	0.28	[6]	(0.09)	0.19	(0.22)	(0.86)	(1.08)
NINE MONTHS ENDED SEPTEMBER 30, 2013 [5]	$10.24	0.17		1.47	1.64	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2012[5]	$8.60	0.20		1.76	1.96	(0.32)	—	(0.32)
FOR THE YEAR ENDED DECEMBER 31, 2011†,5	$10.45	0.21		(1.78)	(1.57)	(0.21)	(0.07)	(0.28)
FOR THE YEAR ENDED DECEMBER 31, 2010†,5	$9.78	0.16		0.84	1.00	(0.24)	(0.09)	(0.33)
FOR THE PERIOD 9/30/09[9]—12/31/09†,5	$10.00	(0.01)		0.22	0.21	(0.14)	(0.29)	(0.43)
AQR INTERNATIONAL EQUITY FUND CLASS N
FOR THE YEAR ENDED SEPTEMBER 30, 2014[5]	$12.06	0.25	[6]	(0.10)	0.15	(0.20)	(0.86)	(1.06)
NINE MONTHS ENDED SEPTEMBER 30, 2013 [5]	$10.43	0.13		1.50	1.63	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2012[5]	$8.76	0.19		1.76	1.95	(0.28)	—	(0.28)
FOR THE YEAR ENDED DECEMBER 31, 2011[5]	$10.61	0.20		(1.83)	(1.63)	(0.15)	(0.07)	(0.22)
FOR THE YEAR ENDED DECEMBER 31, 2010[5]	$9.91	0.14		0.88	1.02	(0.23)	(0.09)	(0.32)
FOR THE PERIOD 9/30/09[9]—12/31/09[5]	$10.00	—		0.20	0.20	—	(0.29)	(0.29)
AQR INTERNATIONAL EQUITY FUND CLASS R6
FOR THE PERIOD 1/08/14[9]—9/30/14[5]	$12.08	0.34	[6]	(0.86)	(0.52)	—	—	—
AQR INTERNATIONAL EQUITY FUND CLASS Y
FOR THE YEAR ENDED SEPTEMBER 30, 2014†,5	$12.45	0.31	[6]	(0.07)	0.24	(0.25)	(0.86)	(1.11)
NINE MONTHS ENDED SEPTEMBER 30, 2013 †,5	$10.71	0.21		1.53	1.74	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2012†,5	$8.98	0.25		1.83	2.08	(0.35)	—	(0.35)
FOR THE YEAR ENDED DECEMBER 31, 2011†,5	$10.89	0.28		(1.88)	(1.60)	(0.24)	(0.07)	(0.31)
FOR THE YEAR ENDED DECEMBER 31, 2010†,5	$10.16	0.20		0.89	1.09	(0.27)	(0.09)	(0.36)
FOR THE PERIOD 8/28/09[11]—12/31/09†,5	$10.00	0.03		0.57	0.60	(0.15)	(0.29)	(0.44)

The accompanying notes are an integral part of these financial statements.

166	AQR Funds	Annual Report	September 2014

Financial Highlights	September 30, 2014

		RATIOS/SUPPLEMENTAL DATA

			Ratios to Average Net Assets of:*

Net Asset Value, End of Period	Total Return[1,2]	Net Assets, End of Period	Expenses, Net of Reimbursements and/or Waivers[3]	Expenses, Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[3]	Expenses, Before Reimbursements and/or Waivers[3]	Net Investment Income (Loss)	Portfolio Turnover Rate[4]

$8.91	11.55%	$2,491,822	0.91%	0.91%	1.14%	1.62%[6]	90%
$13.33	17.44%	$1,262,602	0.95%	0.95%	2.27%[7,8]	1.46%	71%
$11.35	18.95%	$626,448	0.95%	0.94%	1.41%	1.83%	87%
$9.99	(6.68)%	$2,102,815	0.96%	0.95%	2.03%	1.90%	59%
$10.97	14.12%	$1,841,838	0.79%	0.79%	0.79%	1.41%	72%

$8.85	11.17%	$1,128,334	1.21%	1.21%	1.60%	1.28%[6]	90%
$13.27	17.23%	$712,114	1.25%	1.25%	3.06%[7,8]	1.14%	71%
$11.32	18.67%	$517,504	1.25%	1.24%	1.87%	1.51%	87%
$9.97	(7.03)%	$2,019,253	1.27%	1.26%	3.22%	1.46%	59%
$10.97	13.83%	$1,497,723	1.10%	1.10%	1.10%	1.28%	72%

$8.96	2.99%	$76,030,739	0.70%	0.70%	0.73%	2.23%[6]	90%

$8.97	11.99%	$212,651,697	0.54%	0.54%	0.54%	1.79%[6]	90%
$13.38	17.89%	$254,722,998	0.51%	0.51%	0.51%[7,8]	1.88%	71%
$11.35	19.45%	$474,412,574	0.51%	0.50%	0.51%	2.24%	87%
$10.00	(6.22)%	$397,662,333	0.52%	0.51%	0.52%	2.21%	59%
$10.99	14.54%	$424,346,157	0.50%	0.50%	0.71%	1.81%	72%

$10.99	1.33%	$247,847,028	0.90%	0.90%	0.90%	2.41%[6]	71%
$11.88	16.02%	$241,467,180	0.90%	0.90%	0.90%[7]	2.11%	59%
$10.24	22.87%	$196,971,397	0.91%	0.90%	0.91%	2.17%	74%
$8.60	(15.00)%	$138,229,387	0.94%	0.93%	0.94%	2.13%	60%
$10.45	10.40%	$85,968,655	0.90%	0.90%	1.03%	1.72%	93%
$9.78	2.20%	$44,016,038	0.90%	0.90%	1.01%	(0.47)%	29%

$11.15	0.96%	$39,335,577	1.25%	1.25%	1.25%	2.11%[6]	71%
$12.06	15.63%	$32,010,505	1.29%	1.29%	1.29%[7]	1.52%	59%
$10.43	22.41%	$15,561,822	1.28%	1.27%	1.28%	2.00%	74%
$8.76	(15.27)%	$1,166,515	1.35%	1.34%	2.18%	1.96%	60%
$10.61	10.40%	$1,472,368	1.25%	1.25%	3.50%	1.51%	93%
$9.91	2.04%	$5,785	1.25%	1.25%	472.86%[10]	(0.07)%	29%

$11.56	(4.30)%	$103,882,203	0.74%	0.74%	0.74%	3.90%[6]	71%

$11.58	1.71%	$398,965,940	0.54%	0.54%	0.54%	2.54%[6]	71%
$12.45	16.25%	$543,667,428	0.55%	0.55%	0.55%[7]	2.45%	59%
$10.71	23.26%	$474,563,739	0.56%	0.55%	0.56%	2.52%	74%
$8.98	(14.66)%	$348,681,473	0.58%	0.57%	0.58%	2.63%	60%
$10.89	10.84%	$371,799,177	0.55%	0.55%	0.77%	2.02%	93%
$10.16	6.08%	$360,491,107	0.55%	0.55%	0.98%	0.99%	29%

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	September 2014	167

Financial Highlights	September 30, 2014

	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations				Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
AQR EMERGING DEFENSIVE EQUITY FUND CLASS I
FOR THE YEAR ENDED SEPTEMBER 30, 2014[5]	$10.27	0.25	[6]	0.03 [12]	0.28	(0.09)	(0.00)[13]	(0.09)
NINE MONTHS ENDED SEPTEMBER 30, 2013 [5]	$10.92	0.20		(0.85)	(0.65)	—	—	—
FOR THE PERIOD 7/09/12[11]—12/31/12[5]	$10.00	0.10		0.94	1.04	(0.09)	(0.03)	(0.12)
AQR EMERGING DEFENSIVE EQUITY FUND CLASS N
FOR THE YEAR ENDED SEPTEMBER 30, 2014[5]	$10.26	0.18	[6]	0.08 [12]	0.26	(0.07)	(0.00)[13]	(0.07)
NINE MONTHS ENDED SEPTEMBER 30, 2013 [5]	$10.93	0.16		(0.83)	(0.67)	—	—	—
FOR THE PERIOD 7/09/12[11]—12/31/12[5]	$10.00	0.08		0.94	1.02	(0.06)	(0.03)	(0.09)
AQR EMERGING DEFENSIVE EQUITY FUND CLASS R6
FOR THE PERIOD 9/02/14[9]—9/30/14[5]	$11.15	0.03	[6]	(0.72)	(0.69)	—	—	—
AQR INTERNATIONAL DEFENSIVE EQUITY FUND CLASS I
FOR THE YEAR ENDED SEPTEMBER 30, 2014[5]	$11.88	0.31		0.47	0.78	(0.17)	(0.12)	(0.29)
NINE MONTHS ENDED SEPTEMBER 30, 2013 [5]	$10.67	0.23		0.98	1.21	—	—	—
FOR THE PERIOD 7/09/12[11]—12/31/12[5]	$10.00	0.10		0.67	0.77	(0.06)	(0.04)	(0.10)
AQR INTERNATIONAL DEFENSIVE EQUITY FUND CLASS N
FOR THE YEAR ENDED SEPTEMBER 30, 2014[5]	$11.88	0.27		0.47	0.74	(0.15)	(0.12)	(0.27)
NINE MONTHS ENDED SEPTEMBER 30, 2013 [5]	$10.69	0.20		0.99	1.19	—	—	—
FOR THE PERIOD 7/09/12[11]—12/31/12[5]	$10.00	0.08		0.68	0.76	(0.03)	(0.04)	(0.07)
AQR INTERNATIONAL DEFENSIVE EQUITY FUND CLASS R6
FOR THE PERIOD 9/02/14[9]—9/30/14[5]	$13.02	0.03		(0.68)[12]	(0.65)	—	—	—
AQR U.S. DEFENSIVE EQUITY FUND CLASS I
FOR THE YEAR ENDED SEPTEMBER 30, 2014[5]	$12.20	0.20		1.79	1.99	(0.08)	(0.04)	(0.12)
NINE MONTHS ENDED SEPTEMBER 30, 2013 [5]	$10.16	0.15		1.89	2.04	—	—	—
FOR THE PERIOD 7/09/12[11]—12/31/12[5]	$10.00	0.14	[14]	0.10	0.24	(0.07)	(0.01)	(0.08)
AQR U.S. DEFENSIVE EQUITY FUND CLASS N
FOR THE YEAR ENDED SEPTEMBER 30, 2014[5]	$12.19	0.17		1.79	1.96	(0.07)	(0.04)	(0.11)
NINE MONTHS ENDED SEPTEMBER 30, 2013 [5]	$10.18	0.13		1.88	2.01	—	—	—
FOR THE PERIOD 7/09/12[11]—12/31/12[5]	$10.00	0.08	[14]	0.15	0.23	(0.04)	(0.01)	(0.05)
AQR U.S. DEFENSIVE EQUITY FUND CLASS R6
FOR THE PERIOD 9/02/14[9]—9/30/14[5]	$14.13	0.02		(0.08)[12]	(0.06)	—	—	—
AQR MOMENTUM FUND CLASS L
FOR THE YEAR ENDED SEPTEMBER 30, 2014[5]	$19.65	0.12		3.12	3.24	(0.13)	(0.87)	(1.00)
NINE MONTHS ENDED SEPTEMBER 30, 2013 [5]	$16.06	0.12	[15]	3.47	3.59	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2012[5]	$13.89	0.26	[14]	2.16	2.42	(0.25)	—	(0.25)
FOR THE YEAR ENDED DECEMBER 31, 2011†,5	$14.40	0.15		(0.54)	(0.39)	(0.09)	(0.03)	(0.12)
FOR THE YEAR ENDED DECEMBER 31, 2010†	$12.19	0.06		2.21	2.27	(0.02)	(0.04)	(0.06)
FOR THE PERIOD 7/09/09[11]—12/31/09†,5	$10.00	0.07		2.48	2.55	(0.05)	(0.31)	(0.36)
AQR MOMENTUM FUND CLASS N
FOR THE YEAR ENDED SEPTEMBER 30, 2014[5]	$19.61	0.06		3.13	3.19	(0.08)	(0.87)	(0.95)
NINE MONTHS ENDED SEPTEMBER 30, 2013 [5]	$16.05	0.09	[15]	3.47	3.56	—	—	—
FOR THE PERIOD 12/17/12[9]—12/31/12[5]	$16.02	0.01	[14]	0.02	0.03	—	—	—
AQR MOMENTUM FUND CLASS R6
FOR THE PERIOD 7/10/14[9]—9/30/14[5]	$21.90	0.04		(0.05)[12]	(0.01)	—	—	—

The accompanying notes are an integral part of these financial statements.

168	AQR Funds	Annual Report	September 2014

Financial Highlights	September 30, 2014

		RATIOS/SUPPLEMENTAL DATA

			Ratios to Average Net Assets of:*

Net Asset Value, End of Period	Total Return[1,2]	Net Assets, End of Period	Expenses, Net of Reimbursements and/or Waivers[3]	Expenses, Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[3]	Expenses, Before Reimbursements and/or Waivers[3]	Net Investment Income (Loss)	Portfolio Turnover Rate[4]

$10.46	2.78%	$70,069,729	0.85%	0.85%	1.23%	2.35%[6]	124%
$10.27	(5.95)%	$29,471,066	0.96%	0.96%	2.08%[7]	2.55%	181%
$10.92	10.39%	$5,402,251	1.15%	1.15%	4.14%	1.92%	38%

$10.45	2.60%	$1,017,073	1.10%	1.10%	1.68%	1.73%[6]	124%
$10.26	(6.13)%	$2,594,182	1.25%	1.25%	3.50%[7]	2.06%	181%
$10.93	10.22%	$1,804,269	1.40%	1.40%	5.41%	1.67%	38%

$10.46	(6.19)%	$93,797	0.70%	0.70%	1.36%	4.04%[6]	124%

$12.37	6.68%	$27,315,512	0.65%	0.65%	1.24%	2.53%	57%
$11.88	11.34%	$17,630,701	0.73%	0.73%	2.01%[7,8]	2.68%	115%
$10.67	7.69%	$5,366,031	0.90%	0.90%	5.00%	1.91%	81%

$12.35	6.32%	$462,264	0.90%	0.90%	1.85%	2.18%	57%
$11.88	11.13%	$1,152,793	1.00%	1.00%	4.15%[7,8]	2.34%	115%
$10.69	7.62%	$850,270	1.15%	1.15%	6.96%	1.61%	81%

$12.37	(4.99)%	$95,010	0.55%	0.55%	1.23%	3.49%	57%

$14.07	16.44%	$224,826,369	0.49%	0.49%	0.62%	1.51%	16%
$12.20	20.08%	$155,660,499	0.52%	0.52%	0.93%[7]	1.69%	106%
$10.16	2.34%	$7,841,840	0.75%	0.75%	3.90%	2.90%[14]	141%

$14.04	16.16%	$28,843,111	0.74%	0.74%	0.92%	1.26%	16%
$12.19	19.74%	$20,735,768	0.77%	0.77%	1.48%[7]	1.44%	106%
$10.18	2.29%	$420,890	1.00%	1.00%	9.36%	1.70%[14]	141%

$14.07	(0.42)%	$99,547	0.39%	0.39%	0.54%	1.69%	16%

$21.89	16.86%	$953,235,196	0.49%	0.49%	0.55%	0.55%	83%
$19.65	22.35%	$719,388,829	0.49%	0.49%	0.55%[7]	0.88%[15]	62%
$16.06	17.49%	$490,441,577	0.50%	0.49%	0.58%	1.69%[14]	68%
$13.89	(2.68)%	$302,755,284	0.50%	0.49%	0.67%	1.07%	162%
$14.40	18.60%	$124,491,353	0.49%	0.49%	0.98%	1.37%	180%
$12.19	25.58%	$6,932,575	0.49%	0.49%	5.08%	1.23%	163%

$21.85	16.59%	$79,272,099	0.74%	0.74%	0.83%	0.30%	83%
$19.61	22.18%	$70,264,616	0.74%	0.74%	0.83%[7]	0.64%[15]	62%
$16.05	0.19%	$58,421,736	0.75%	0.74%	0.82%	1.19%[14]	68%

$21.89	(0.05)%	$131,064	0.39%	0.39%	0.48%	0.75%	83%

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	September 2014	169

Financial Highlights	September 30, 2014

	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations					Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)		Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
AQR SMALL CAP MOMENTUM FUND CLASS L
FOR THE YEAR ENDED SEPTEMBER 30, 2014[5]	$21.77	0.00	[6,13]	0.73		0.73	(0.06)	(1.35)	(1.41)
NINE MONTHS ENDED SEPTEMBER 30, 2013 [5]	$16.43	0.09	[15]	5.25		5.34	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2012[5]	$13.89	0.22	[14]	2.50		2.72	(0.18)	—	(0.18)
FOR THE YEAR ENDED DECEMBER 31, 2011†,5	$14.39	0.04		(0.42)		(0.38)	(0.02)	(0.10)	(0.12)
FOR THE YEAR ENDED DECEMBER 31, 2010†	$11.40	0.03		3.13		3.16	(0.03)	(0.14)	(0.17)
FOR THE PERIOD 7/09/09[11]—12/31/09†,5	$10.00	0.04		2.06		2.10	(0.03)	(0.67)	(0.70)
AQR SMALL CAP MOMENTUM FUND CLASS N
FOR THE YEAR ENDED SEPTEMBER 30, 2014[5]	$21.73	(0.06)	[6]	0.73		0.67	(0.05)	(1.35)	(1.40)
NINE MONTHS ENDED SEPTEMBER 30, 2013 [5]	$16.43	0.03	[15]	5.27		5.30	—	—	—
FOR THE PERIOD 12/17/12[9]—12/31/12[5]	$16.09	0.02	[14]	0.32		0.34	—	—	—
AQR SMALL CAP MOMENTUM FUND CLASS R6
FOR THE PERIOD 7/10/14[9]—9/30/14[5]	$22.08	0.01	[6]	(0.99)	[12]	(0.98)	—	—	—
AQR INTERNATIONAL MOMENTUM FUND CLASS L
FOR THE YEAR ENDED SEPTEMBER 30, 2014[5]	$15.29	0.27	[6]	(0.36)		(0.09)	(0.25)	—	(0.25)
NINE MONTHS ENDED SEPTEMBER 30, 2013 [5]	$13.09	0.22	[15]	1.98		2.20	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2012[5]	$11.37	0.29		1.74		2.03	(0.31)	—	(0.31)
FOR THE YEAR ENDED DECEMBER 31, 2011†,5	$13.62	0.29		(2.26)		(1.97)	(0.28)	—	(0.28)
FOR THE YEAR ENDED DECEMBER 31, 2010†	$11.98	0.08		1.62		1.70	(0.05)	(0.01)	(0.06)
FOR THE PERIOD 7/09/09[11]—12/31/09†,5	$10.00	0.04		2.26		2.30	(0.09)	(0.23)	(0.32)
AQR INTERNATIONAL MOMENTUM FUND CLASS N
FOR THE YEAR ENDED SEPTEMBER 30, 2014[5]	$15.25	0.22	[6]	(0.35)		(0.13)	(0.23)	—	(0.23)
NINE MONTHS ENDED SEPTEMBER 30, 2013 [5]	$13.08	0.25	[15]	1.92		2.17	—	—	—
FOR THE PERIOD 12/17/12[9]—12/31/12[5]	$12.95	—		0.13		0.13	—	—	—
AQR INTERNATIONAL MOMENTUM FUND CLASS R6
FOR THE PERIOD 7/10/14[9]—9/30/14[5]	$15.54	0.05	[6]	(0.65)		(0.60)	—	—	—
AQR EMERGING MOMENTUM FUND—CLASS L
FOR THE PERIOD 5/13/14[11]—9/30/14[5]	$10.00	0.09		(0.07)		0.02	—	—	—
AQR EMERGING MOMENTUM FUND—CLASS N
FOR THE PERIOD 5/13/14[11]—9/30/14[5]	$10.00	0.09		(0.08)		0.01	—	—	—
AQR EMERGING MOMENTUM FUND CLASS R6
FOR THE PERIOD 7/10/14[9]—9/30/14[5]	$10.63	0.05		(0.66)	[12]	(0.61)	—	—	—
AQR TAX-MANAGED MOMENTUM FUND CLASS L
FOR THE YEAR ENDED SEPTEMBER 30, 2014[5]	$13.60	0.09		2.36		2.45	(0.04)	(0.11)	(0.15)
NINE MONTHS ENDED SEPTEMBER 30, 2013 [5]	$11.13	0.09	[15]	2.38		2.47	—	—	—
FOR THE PERIOD 1/27/12[11]—12/31/12[5]	$10.00	0.19	[14]	1.17		1.36	(0.14)	(0.09)	(0.23)
AQR TAX-MANAGED MOMENTUM FUND CLASS N
FOR THE YEAR ENDED SEPTEMBER 30, 2014[5]	$13.57	0.04		2.37		2.41	(0.01)	(0.11)	(0.12)
NINE MONTHS ENDED SEPTEMBER 30, 2013 [5]	$11.13	0.07	[15]	2.37		2.44	—	—	—
FOR THE PERIOD 12/17/12[9]—12/31/12[5]	$11.12	0.01	[14]	0.00		0.01	—	—	—
AQR TAX-MANAGED MOMENTUM FUND CLASS R6
FOR THE PERIOD 7/10/14[9]—9/30/14[5]	$15.78	0.03		0.09		0.12	—	—	—

The accompanying notes are an integral part of these financial statements.

170	AQR Funds	Annual Report	September 2014

Financial Highlights	September 30, 2014

		RATIOS/SUPPLEMENTAL DATA

			Ratios to Average Net Assets of:*

Net Asset Value, End of Period	Total Return[1,2]	Net Assets, End of Period	Expenses, Net of Reimbursements and/or Waivers[3]	Expenses, Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[3]	Expenses, Before Reimbursements and/or Waivers[3]	Net Investment Income (Loss)	Portfolio Turnover Rate[4]

$21.09	3.07%	$301,173,290	0.65%	0.65%	0.68%	0.01%[6]	83%
$21.77	32.50%	$242,675,423	0.65%	0.65%	0.68%[7,8]	0.60%[15]	49%
$16.43	19.62%	$145,769,751	0.66%	0.65%	0.72%	1.44%[14]	73%
$13.89	(2.62)%	$100,534,354	0.66%	0.65%	0.85%	0.26%	121%
$14.39	27.69%	$54,504,582	0.65%	0.65%	1.85%	0.66%	380%
$11.40	21.24%	$3,239,605	0.65%	0.65%	7.53%	0.65%	136%

$21.00	2.83%	$7,189,206	0.90%	0.90%	1.04%	(0.26)%[6]	83%
$21.73	32.26%	$1,668,360	0.90%	0.90%	4.82%[7,8]	0.18%[15]	49%
$16.43	2.11%	$10,214	0.90%	0.90%	135.33%[10]	3.36%[14]	73%

$21.10	(4.44)%	$95,541	0.55%	0.55%	0.63%	0.13%[6]	83%

$14.95	(0.64)%	$279,838,043	0.65%	0.65%	0.71%	1.73%[6]	98%
$15.29	16.81%	$219,002,000	0.65%	0.65%	0.73%[7]	2.09%[15]	76%
$13.09	17.92%	$127,673,412	0.66%	0.65%	0.80%	2.41%	116%
$11.37	(14.42)%	$77,224,911	0.66%	0.65%	0.97%	2.23%	203%
$13.62	14.20%	$62,091,379	0.65%	0.65%	1.46%	1.44%	269%
$11.98	23.08%	$29,762,053	0.65%	0.65%	2.22%	0.63%	160%

$14.89	(0.91)%	$40,054,329	0.90%	0.90%	1.00%	1.42%[6]	98%
$15.25	16.59%	$41,502,544	0.90%	0.90%	1.03%[7]	2.28%[15]	76%
$13.08	1.00%	$11,102	0.90%	0.90%	132.42%[10]	0.25%	116%

$14.94	(3.86)%	$96,170	0.55%	0.55%	0.64%	1.38%[6]	98%

$10.02	0.20%	$6,260,380	0.80%	0.80%	4.03%[7,8]	2.27%	72%

$10.01	0.10%	$1,034,055	1.05%	1.05%	4.18%[7,8]	2.13%	72%

$10.02	(5.74)%	$94,285	0.70%	0.70%	3.73%[7,8]	2.01%	72%

$15.90	18.15%	$101,336,194	0.54%	0.54%	0.69%	0.57%	153%
$13.60	22.19%	$21,709,464	0.54%	0.54%	1.41%[7,8]	1.00%[15]	178%
$11.13	13.67%	$6,040,821	0.55%	0.54%	4.57%	1.89%[14]	93%

$15.86	17.81%	$137,330	0.79%	0.79%	1.60%	0.30%	153%
$13.57	21.92%	$115,161	0.79%	0.79%	4.11%[7,8]	0.71%[15]	178%
$11.13	0.09%	$10,008	0.79%	0.79%	15.32%[10]	2.41%[14]	93%

$15.90	0.76%	$100,756	0.44%	0.44%	0.67%	0.77%	153%

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	September 2014	171

Financial Highlights	September 30, 2014

	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations				Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income		Distributions from Net Realized Gains	Total Distributions
AQR TAX-MANAGED SMALL CAP MOMENTUM FUND CLASS L
FOR THE YEAR ENDED SEPTEMBER 30, 2014[5]	$14.85	0.01		0.15	0.16	(0.04)		(0.25)	(0.29)
NINE MONTHS ENDED SEPTEMBER 30, 2013 [5]	$11.15	0.05	[15]	3.65	3.70	—		—	—
FOR THE PERIOD 1/27/12[11]—12/31/12[5]	$10.00	0.19	[14]	1.11	1.30	(0.15)		—	(0.15)
AQR TAX-MANAGED SMALL CAP MOMENTUM FUND CLASS N
FOR THE YEAR ENDED SEPTEMBER 30, 2014[5]	$14.81	(0.03)		0.14	0.11	(0.00	) [13]	(0.25)	(0.25)
NINE MONTHS ENDED SEPTEMBER 30, 2013 [5]	$11.15	0.03	[15]	3.63	3.66	—		—	—
FOR THE PERIOD 12/17/12[9]—12/31/12[5]	$10.91	0.02	[14]	0.22	0.24	—		—	—
AQR TAX-MANAGED SMALL CAP MOMENTUM FUND CLASS R6
FOR THE PERIOD 7/10/14[9]—9/30/14[5]	$15.45	0.01		(0.74)[12]	(0.73)	—		—	—
AQR TAX-MANAGED INTERNATIONAL MOMENTUM FUND CLASS L
FOR THE YEAR ENDED SEPTEMBER 30, 2014[5]	$13.18	0.23	[6]	(0.10)	0.13	(0.06)		(0.16)	(0.22)
NINE MONTHS ENDED SEPTEMBER 30, 2013 [5]	$11.24	0.20		1.74	1.94	—		—	—
FOR THE PERIOD 1/27/12[11]—12/31/12[5]	$10.00	0.23		1.22	1.45	(0.19)		(0.02)	(0.21)
AQR TAX-MANAGED INTERNATIONAL MOMENTUM FUND CLASS N
FOR THE YEAR ENDED SEPTEMBER 30, 2014[5]	$13.15	0.17	[6]	(0.08)	0.09	(0.02)		(0.16)	(0.18)
NINE MONTHS ENDED SEPTEMBER 30, 2013 [5]	$11.24	0.20		1.71	1.91	—		—	—
FOR THE PERIOD 12/17/12[9]—12/31/12[5]	$11.14	—		0.10	0.10	—		—	—
AQR TAX-MANAGED INTERNATIONAL MOMENTUM FUND CLASS R6
FOR THE PERIOD 7/10/14[9]—9/30/14[5]	$13.66	0.03	[6]	(0.60)	(0.57)	—		—	—
AQR CORE EQUITY FUND CLASS L
FOR THE YEAR ENDED SEPTEMBER 30, 2014[5]	$11.09	0.15		2.21	2.36	(0.04)		(0.05)	(0.09)
FOR THE PERIOD 3/26/13[11]—9/30/13[5]	$10.00	0.06	[15]	1.03	1.09	—		—	—
AQR CORE EQUITY FUND CLASS N
FOR THE YEAR ENDED SEPTEMBER 30, 2014[5]	$11.09	0.11		2.21	2.32	(0.03)		(0.05)	(0.08)
FOR THE PERIOD 3/26/13[11]—9/30/13[5]	$10.00	0.04	[15]	1.05	1.09	—		—	—
AQR CORE EQUITY FUND CLASS R6
FOR THE PERIOD 7/10/14[9]—9/30/14[5]	$13.32	0.04		0.00 [13]	0.04	—		—	—
AQR SMALL CAP CORE EQUITY FUND CLASS L
FOR THE YEAR ENDED SEPTEMBER 30, 2014[5]	$11.88	0.05	[6]	0.57	0.62	(0.04)		(0.12)	(0.16)
FOR THE PERIOD 3/26/13[11]—9/30/13[5]	$10.00	0.03	[15]	1.85	1.88	—		—	—
AQR SMALL CAP CORE EQUITY FUND CLASS N
FOR THE YEAR ENDED SEPTEMBER 30, 2014[5]	$11.87	0.01	[6]	0.56	0.57	(0.02)		(0.12)	(0.14)
FOR THE PERIOD 3/26/13[11]—9/30/13[5]	$10.00	0.01	[15]	1.86	1.87	—		—	—
AQR SMALL CAP CORE EQUITY FUND CLASS R6
FOR THE PERIOD 7/10/14[9]—9/30/14[5]	$12.95	0.01	[6]	(0.61)[12]	(0.60)	—		—	—

The accompanying notes are an integral part of these financial statements.

172	AQR Funds	Annual Report	September 2014

Financial Highlights	September 30, 2014

		RATIOS/SUPPLEMENTAL DATA

			Ratios to Average Net Assets of:*
Net Asset Value, End of Period	Total Return[1,2]	Net Assets, End of Period	Expenses, Net of Reimbursements and/or Waivers[3]	Expenses, Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[3]	Expenses, Before Reimbursements and/or Waivers[3]	Net Investment Income (Loss)	Portfolio Turnover Rate[4]

$14.72	0.98%	$14,689,708	0.70%	0.70%	1.61%	0.04%	154%
$14.85	33.18%	$6,764,002	0.70%	0.70%	2.67%[7,8]	0.49%[15]	81%
$11.15	13.01%	$3,434,992	0.71%	0.70%	5.77%	1.91%[14]	93%

$14.67	0.69%	$124,552	0.95%	0.95%	2.44%	(0.21)%	154%
$14.81	32.83%	$122,217	0.95%	0.95%	5.05%[7,8]	0.26%[15]	81%
$11.15	2.20%	$10,218	0.95%	0.95%	12.32%	4.19%[14]	93%

$14.72	(4.72)%	$95,275	0.60%	0.60%	1.65%	0.22%	154%

$13.09	0.97%	$81,624,338	0.70%	0.70%	0.91%	1.73%[6]	185%
$13.18	17.26%	$17,417,880	0.70%	0.70%	2.31%[7,8]	2.14%	154%
$11.24	14.46%	$5,738,743	0.71%	0.70%	5.28%	2.38%	131%

$13.06	0.69%	$112,140	0.95%	0.95%	1.92%	1.26%[6]	185%
$13.15	16.99%	$111,381	0.95%	0.95%	5.00%[7,8]	2.19%	154%
$11.24	0.90%	$10,089	0.95%	0.95%	15.82%[10]	0.15%	131%

$13.09	(4.17)%	$95,861	0.60%	0.60%	0.94%	1.13%[6]	185%

$13.36	21.39%	$166,058,391	0.54%	0.54%	0.71%	1.17%	277%
$11.09	10.90%	$18,810,952	0.54%	0.54%	1.80%[7,8]	1.09%[15]	223%

$13.33	21.05%	$10,328,320	0.79%	0.79%	1.14%	0.90%	277%
$11.09	10.90%	$1,403,213	0.79%	0.79%	4.30%[7,8]	0.72%[15]	223%

$13.36	0.30%	$42,256,265	0.44%	0.44%	0.61%	1.23%	277%

$12.34	5.13%	$8,232,747	0.75%	0.75%	2.58%	0.37%[6]	189%
$11.88	18.80%	$2,183,541	0.75%	0.75%	5.84%[7]	0.45%[15]	70%

$12.30	4.78%	$1,283,780	1.00%	1.00%	3.27%	0.11%[6]	189%
$11.87	18.70%	$1,380,913	1.00%	1.00%	6.40%[7]	0.17%[15]	70%

$12.35	(4.63)%	$95,334	0.65%	0.65%	2.34%	0.45%[6]	189%

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	September 2014	173

Financial Highlights	September 30, 2014

	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations				Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
AQR INTERNATIONAL CORE EQUITY FUND CLASS L
FOR THE YEAR ENDED SEPTEMBER 30, 2014[5]	$11.28	0.28		0.01 [12]	0.29	(0.10)	—	(0.10)
FOR THE PERIOD 3/26/13[11]—9/30/13[5]	$10.00	0.13	[15]	1.15	1.28	—	—	—
AQR INTERNATIONAL CORE EQUITY FUND CLASS N
FOR THE YEAR ENDED SEPTEMBER 30, 2014[5]	$11.27	0.24		0.01 [12]	0.25	(0.08)	—	(0.08)
FOR THE PERIOD 3/26/13[11]—9/30/13[5]	$10.00	0.15	[15]	1.12	1.27	—	—	—
AQR INTERNATIONAL CORE EQUITY FUND CLASS R6
FOR THE PERIOD 7/10/14[9]—9/30/14[5]	$11.94	0.13		(0.60)	(0.47)	—	—	—
AQR EMERGING CORE EQUITY FUND—CLASS L
FOR THE PERIOD 5/13/14[11]—9/30/14[5]	$10.00	0.14		(0.18)	(0.04)	—	—	—
AQR EMERGING CORE EQUITY FUND—CLASS N
FOR THE PERIOD 5/13/14[11]—9/30/14[5]	$10.00	0.14		(0.19)	(0.05)	—	—	—
AQR EMERGING CORE EQUITY FUND CLASS R6
FOR THE PERIOD 7/10/14[9]—9/30/14[5]	$10.47	0.05		(0.56)	(0.51)	—	—	—

The accompanying notes are an integral part of these financial statements.

174	AQR Funds	Annual Report	September 2014

Financial Highlights	September 30, 2014

		RATIOS/SUPPLEMENTAL DATA

			Ratios to Average Net Assets of:*

Net Asset Value, End of Period	Total Return[1,2]	Net Assets, End of Period	Expenses, Net of Reimbursements and/or Waivers[3]	Expenses, Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[3]	Expenses, Before Reimbursements and/or Waivers[3]	Net Investment Income (Loss)	Portfolio Turnover Rate[4]

$11.47	2.53%	$26,728,565	0.70%	0.70%	1.38%	2.36%	204%
$11.28	12.80%	$15,810,091	0.70%	0.70%	2.16%[7]	2.25%[15]	218%

$11.44	2.19%	$2,755,655	0.95%	0.95%	1.85%	2.02%	204%
$11.27	12.70%	$2,154,256	0.95%	0.95%	4.10%[7]	2.65%[15]	218%

$11.47	(3.94)%	$26,412,268	0.60%	0.60%	1.34%	5.13%	204%

$9.96	(0.40)%	$11,571,703	0.85%	0.85%	3.30%[7,8]	3.49%	154%

$9.95	(0.50)%	$2,387,801	1.10%	1.10%	3.55%[7,8]	3.49%	154%

$9.96	(4.87)%	$95,163	0.75%	0.75%	2.73%[7,8]	2.09%	154%

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	September 2014	175

Financial Highlights	September 30, 2014

*	Annualized for periods less than one year.
†	Redemption fees of less than $0.005 per share were incurred by the share class.
1	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
2	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
3	Ratios do not include the impact of the expenses of the underlying funds in which the Fund invests.
4	Portfolio turnover is not annualized.
5	Per share net investment income (loss) and net realized and unrealized gain (loss) are based on average shares outstanding.
6	For the period ended September 30, 2014 certain Funds received special dividends which materially impacted the Net Investment Income Per Share and Net Investment Income Ratio. These dividends are not expected to continue in the future. Had these special dividends not been received the Net Investment Income Per Share and Net Investment Income Ratio would have been as follows:

FUND	NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO
AQR Global Equity Fund—Class I	$0.14	1.50%
AQR Global Equity Fund—Class N	0.11	1.16
AQR Global Equity Fund—Class Y	0.17	1.67
AQR Global Equity Fund—Class R6	0.14	2.11
AQR International Equity Fund—Class I	0.26	2.22
AQR International Equity Fund—Class N	0.23	1.92
AQR International Equity Fund—Class Y	0.29	2.35
AQR International Equity Fund—Class R6	0.32	3.71
AQR Emerging Defensive Equity Fund—Class I	0.23	2.13
AQR Emerging Defensive Equity Fund—Class N	0.16	1.51
AQR Emerging Defensive Equity Fund—Class R6	0.01	3.82
AQR Small Cap Momentum Fund—Class L	(0.02)	(0.07)
AQR Small Cap Momentum Fund—Class N	(0.08)	(0.34)
AQR Small Cap Momentum Fund—Class R6	(0.01)	0.05
AQR International Momentum Fund—Class L	0.25	1.57
AQR International Momentum Fund—Class N	0.20	1.26
AQR International Momentum Fund—Class R6	0.03	1.22
AQR Tax-Managed International Momentum Fund—Class L	0.22	1.63
AQR Tax-Managed International Momentum Fund—Class N	0.16	1.16
AQR Tax-Managed International Momentum Fund—Class R6	0.02	1.03
AQR Small Cap Core Equity Fund—Class L	0.04	0.28
AQR Small Cap Core Equity Fund—Class N	(0.00)	0.02
AQR Small Cap Core Equity Fund—Class R6	(0.00)	0.36

7	Certain expenses incurred by the Fund were not annualized for the period.
8	Ratios are disproportionate between classes due to size of net assets and fixed expenses.
9	Commencement of offering of shares.
10	The ratio is not representative of what the ratio would be if the Fund class had operated for a longer period of time. Certain expenses incurred by the Fund were not annualized for the period.
11	Commencement of operations.
12	The amount per share shown is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.
13	Amount is less than $.005 per share.

The accompanying notes are an integral part of these financial statements.

176	AQR Funds	Annual Report	September 2014

Financial Highlights	September 30, 2014

14	For the period ended December 31, 2012 certain Funds received special dividends which materially impacted the Net Investment Income Per Share and Net Investment Income Ratio. These dividends are not expected to continue in the future. Had these special dividends not been received the Net Investment Income Per Share and Net Investment Income Ratio would have been as follows:

FUND	NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO
AQR U.S. Defensive Equity Fund—Class I	$0.11	2.58%
AQR U.S. Defensive Equity Fund—Class N	0.05	1.38
AQR Momentum Fund—Class L	0.24	1.57
AQR Momentum Fund—Class N	0.01	1.07
AQR Small Cap Momentum Fund—Class L	0.15	1.01
AQR Small Cap Momentum Fund—Class N	0.02	2.93
AQR Tax-Managed Momentum Fund—Class L	0.17	1.76
AQR Tax-Managed Momentum Fund—Class N	0.01	2.28
AQR Tax-Managed Small Cap Momentum Fund—Class L	0.12	1.26
AQR Tax-Managed Small Cap Momentum Fund—Class N	0.02	3.54

15	For the period ended September 30, 2013 certain Funds received special dividends which materially impacted the Net Investment Income Per Share and Net Investment Income Ratio. These dividends are not expected to continue in the future. Had these special dividends not been received the Net Investment Income Per Share and Net Investment Income Ratio would have been as follows:

FUND	NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO
AQR Momentum Fund—Class L	$0.11	0.80%
AQR Momentum Fund—Class N	0.08	0.56
AQR Small Cap Momentum Fund—Class L	0.07	0.52
AQR Small Cap Momentum Fund—Class N	0.01	0.10
AQR International Momentum Fund—Class L	0.21	1.97
AQR International Momentum Fund—Class N	0.23	2.16
AQR Tax-Managed Momentum Fund—Class L	0.09	0.92
AQR Tax-Managed Momentum Fund—Class N	0.07	0.63
AQR Tax-Managed Small Cap Momentum Fund—Class L	0.04	0.37
AQR Tax-Managed Small Cap Momentum Fund—Class N	0.01	0.14
AQR Core Equity Fund—Class L	0.06	0.98
AQR Core Equity Fund—Class N	0.04	0.61
AQR Small Cap Core Equity Fund—Class L	0.03	0.38
AQR Small Cap Core Equity Fund—Class N	0.01	0.10
AQR International Core Equity Fund—Class L	0.13	2.08
AQR International Core Equity Fund—Class N	0.15	2.48

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	September 2014	177

Notes to Financial Statements	September 30, 2014

1. Organization

AQR Funds (the “Trust”), organized as a Delaware statutory trust on September 4, 2008, is an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As of September 30, 2014, the Trust consists of twenty-nine active series, sixteen of which are presented in this book (collectively, the “Funds” and each individually a “Fund”): AQR Global Equity Fund, AQR International Equity Fund, AQR Emerging Defensive Equity Fund, AQR International Defensive Equity Fund, AQR U.S. Defensive Equity Fund, AQR Momentum Fund, AQR Small Cap Momentum Fund, AQR International Momentum Fund, AQR Emerging Momentum Fund, AQR Tax-Managed Momentum Fund, AQR Tax-Managed Small Cap Momentum Fund, AQR Tax-Managed International Momentum Fund, AQR Core Equity Fund, AQR Small Cap Core Equity Fund, AQR International Core Equity Fund and AQR Emerging Core Equity Fund. The remaining active series are reported in a separate book. AQR Capital Management, LLC (“the Advisor”) serves as the investment advisor of each Fund.

The investment objective for the AQR Global Equity Fund, AQR International Equity Fund, AQR Momentum Fund, AQR Small Cap Momentum Fund, AQR International Momentum Fund, AQR Emerging Momentum Fund, AQR Core Equity Fund, AQR Small Cap Core Equity Fund, AQR International Core Equity Fund and the AQR Emerging Core Equity Fund is to seek long-term capital appreciation. The investment objective for the AQR Emerging Defensive Equity Fund, AQR International Defensive Equity Fund and the AQR U.S. Defensive Equity Fund is to seek total return. The investment objective for the AQR Tax-Managed Momentum Fund, AQR Tax-Managed Small Cap Momentum Fund and the AQR Tax-Managed International Momentum Fund is to seek long-term after-tax capital appreciation.

The Funds offer the following classes of shares:

FUND	CLASSES OFFERED
AQR Global Equity Fund	Class I, Class N, Class Y and Class R6*
AQR International Equity Fund	Class I, Class N, Class Y and Class R6*
AQR Emerging Defensive Equity Fund	Class I, Class N and Class R6**
AQR International Defensive Equity Fund	Class I, Class N and Class R6**
AQR U.S. Defensive Equity Fund	Class I, Class N and Class R6**
AQR Momentum Fund	Class L, Class N and Class R6***
AQR Small Cap Momentum Fund	Class L, Class N and Class R6***
AQR International Momentum Fund	Class L, Class N and Class R6***
AQR Emerging Momentum Fund†	Class L, Class N and Class R6***
AQR Tax-Managed Momentum Fund	Class L, Class N and Class R6***
AQR Tax-Managed Small Cap Momentum Fund	Class L, Class N and Class R6***
AQR Tax-Managed International Momentum Fund	Class L, Class N and Class R6***
AQR Core Equity Fund	Class L, Class N and Class R6***
AQR Small Cap Core Equity Fund	Class L, Class N and Class R6***
AQR International Core Equity Fund	Class L, Class N and Class R6***
AQR Emerging Core Equity Fund†	Class L, Class N and Class R6***

*	The Class R6 Shares of the AQR Global Equity and AQR International Equity Funds commenced operations on January 8, 2014.
**	The Class R6 Shares of the AQR Emerging Defensive Equity, AQR International Defensive Equity and AQR U.S. Defensive Equity Funds commenced operations on September 2, 2014.
***	The Class R6 Shares of the AQR Momentum, AQR Small Cap Momentum, AQR International Momentum, AQR Emerging Momentum, AQR Tax-Managed Momentum, AQR Tax-Managed Small Cap Momentum, AQR Tax-Managed International Momentum, AQR Core Equity, AQR Small Cap Core Equity, AQR International Core Equity and AQR Emerging Core Equity Funds commenced operations on July 10, 2014.
†	The AQR Emerging Momentum and AQR Emerging Core Equity Funds commenced operations on May 13, 2014.

2. Significant Accounting Policies

The following summarizes the significant accounting policies of the Funds:

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires the Advisor to make estimates and assumptions that

178	AQR Funds	Annual Report	September 2014

Notes to Financial Statements	September 30, 2014

affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Valuation of Investments: Each Fund’s portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time). The Funds’ Board of Trustees has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Advisor.

Equity securities, including securities sold short, rights, warrants, Exchange-Traded Funds (“ETFs”) and closed-end investment companies, are valued at the last quoted sales prices or official closing prices taken from the primary market in which each security trades. If no sales are reported, as in the case of securities that are traded in the over-the-counter (“OTC”) market or less liquid listed equities, a security is valued at its last reported bid price (in the case of short sales, at the ask price). In accordance with procedures approved by the Board of Trustees, the Funds apply daily fair value factors, furnished by an independent pricing service, to certain securities that are solely traded on a foreign exchange outside of the Western Hemisphere to account for the market movement between the close of the foreign market and the close of the NYSE, unless the Advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analysis and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, American Depository Receipts, futures contracts and exchange rates in other markets in determining fair value as of the time the Funds calculate their net asset value.

Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued using the latest bid prices or evaluated quotes furnished by independent pricing services. Evaluated quotes are based on a matrix system, which may consider such factors as quoted prices for identical or similar assets, yields, maturities and ratings and are not necessarily reliant on quoted prices. Short-term debt investments of sufficient credit quality maturing in less than 61 days are generally valued at amortized cost which approximates fair market value.

Exchange-traded futures and options contracts are valued at their current settlement and last quoted sales price, respectively. The U.S. dollar value of forward foreign currency exchange contracts is determined using current forward currency exchange rates supplied by a quotation service. Investments in open-end investment companies are valued at such investment company’s current day closing net asset value per share.

OTC swap contracts are marked to market daily based upon quotations provided by an independent pricing service. Quotations from the independent pricing services are based on pricing models that use inputs which are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Total return and total return basket swaps are valued at fair value based on the price of the underlying referenced instruments. Centrally cleared swaps listed or traded on a multilateral trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange.

The Funds use pricing services to obtain readily available market quotations. Where market quotations are not readily available, or if an available market quotation is determined not to reflect fair value, a security will be valued based on its fair value as determined in accordance with the valuation procedures approved by the Funds’ Board of Trustees. The valuation procedures may include the use of proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, credit spreads, estimated default rates, underlying collateral, and other unique security features. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net assets. It is possible the estimated values may differ significantly from the values which would have been used had a ready market for the investments existed. These differences could be material.

AQR Funds	Annual Report	September 2014	179

Notes to Financial Statements	September 30, 2014

Convertible Securities: Certain Funds invest in preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in a convertible security, the Funds may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The Funds may attempt to hedge some of their investments in convertible debt securities by selling short the issuer’s common stock.

Master Agreements: Certain Funds are parties to master netting arrangements with counterparties (“Master Agreements”). Master Agreements are contracts that govern the terms of certain like transactions, and reduce the counterparty risk associated with relevant transactions by specifying payment netting mechanisms across multiple transactions. Since different types of transactions have different mechanics and are sometimes traded by different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple Master Agreements with a counterparty and its affiliates.

Customer Account Agreements govern cleared derivatives transactions and exchange traded futures transactions. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing organization. Futures transactions require initial margin to be posted as required by each futures exchange. Such collateral is segregated at an account held at a broker registered with the Commodity Futures Trading Commission (CFTC), or other applicable regulator.

Master Repurchase Agreements govern repurchase, or reverse repurchase transactions, relating to government bonds between certain Funds and select counterparties. Master Repurchase Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of equities, bonds, equity option transactions or short sales of securities between certain Funds and selected counterparties. These arrangements provide financing arrangements for such transactions and include guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically held by the prime broker and offset any obligations due to the prime broker.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern over-the-counter (“OTC”) derivative transactions entered into between certain Funds and a Swap Dealer. ISDA Master Agreements maintain provisions for general obligations, representations, netting of settlement payments, agreements to deliver supporting documents, collateral transfer and events of default or termination.

ISDA Master Agreements contain termination events applicable to the Fund or the counterparty. Such events may include a decline in the Fund’s net assets below a specified threshold over a certain period of time or a decline in the counterparty’s long-term and short-term credit ratings below a specified level, respectively. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all OTC swap and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by a party to elect early termination could impact a Fund’s future derivative activity.

Collateral and margin requirements differ according to the terms of each type of Master Agreement. For futures, listed options and cleared derivatives, margin requirements are established by the exchange for futures/listed options and by the clearing house for centrally cleared derivatives. Such margin is transferred by the Fund pursuant to the governing Master Agreements for those investment types. Collateral is routinely transferred if the total net exposure (net of existing collateral already in place (“initial margin”)) governed under the relevant Master

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Agreement with a counterparty in a given account exceeds a specified threshold. Collateral can be in the form of cash, debt securities issued by the U.S. government and other securities or money market funds as agreed to by the Fund and the applicable counterparty or as permitted by the clearing house or exchange.

Collateral pledged by the Fund pursuant to a Master Agreement is segregated by the Fund’s custodian and identified as an asset in the Fund’s Statement of Assets and Liabilities either as a component of Investments in securities, at value (securities) or in due from brokers (cash). Segregation of fund’s collateral in the custodian account helps mitigate counterparty risk.

Collateral posted for the benefit of a Fund pursuant to a Master Agreement is held by a custodian of the Fund’s custodian and, with respect to those amounts which can be invested or repledged, are presented in the Fund’s Schedule of Investments. Collateral received is reflected as a liability within due to brokers the Statement of Assets and Liabilities.

The Funds’ derivative assets and liabilities on the Statements of Assets and Liabilities are presented net only within a derivative type when a legally enforceable master netting agreement exists between the Funds and a derivative counterparty.

Futures Contracts: Certain Funds invest in futures contracts as part of their investment strategy and to equitize their cash flows. Investments in futures may increase or decrease exposure to a particular market. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Funds, the Funds may not be entitled to the return of all of the margin owed to the Funds, potentially resulting in a loss. No monies are paid to or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. Subsequent payments to and from the broker will be made on a periodic basis as the price of the underlying instruments fluctuates. Changes in market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses represent the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired, and are reported in the Statements of Operations. Securities deposited as initial margin are designated in the Schedules of Investments and cash pledged/received is presented as Due to/from Broker on the Statements of Assets and Liabilities. The use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the contract amount of the futures contracts. The use of short futures contracts subjects the Funds to unlimited risk of loss. Futures contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

Forward Foreign Currency Exchange Contracts: Certain Funds buy and sell forward foreign currency exchange contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a Fund intends to buy are denominated, when a Fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward foreign currency exchange contracts is determined using current forward currency exchange rates supplied by an independent pricing service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statements of Assets and Liabilities. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency. Forward foreign currency exchange contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

Total Return Swap Contracts: Certain Funds invest in total return swaps to obtain exposure to the underlying referenced instrument, obtain leverage or attain the returns from ownership without actually owning the underlying

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Notes to Financial Statements	September 30, 2014

position. Total return swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, security index or index component during the period of the swap. Total return swap contracts are marked to market daily based on the value of the underlying reference entity and the change, if any, is recorded as unrealized appreciation/depreciation on the Statements of Operations. Total return swaps normally do not involve the delivery of securities or other underlying assets. If the other party to a total return swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The use of long Total Return Swap Contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities. The use of short Total Return Swaps subjects the Funds to unlimited loss. Periodic payments received or paid by the Funds are recorded as realized gains or losses. Total return swap contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

Securities Transactions and Investment Income: Investment transactions are accounted for on trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts using the effective yield method. Dividend income/expense is recorded on the ex-dividend date or when the Fund first learns of the ex-date dividend notification.

Allocation of Income and Expenses: Income, non-class specific expenses, realized and unrealized gains and losses are allocated daily to each class of shares based upon the proportion of relative net assets at the beginning of each day. Each Fund is charged for those expenses that are directly attributable to each Fund, such as advisory fees and registration costs. Trust level expenses are allocated among the Funds based on the ratio of average net assets or other reasonable methodology.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates (if actual amounts are not available) and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Funds may be subject to foreign taxes on income, capital gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Organization and Offering Cost: Organizational costs incurred by the relevant Funds, including professional and incorporation fees, are fully expensed by the end of the fiscal period. Offering costs, including professional fees, printing fees and the offering of the initial registration, are amortized over a period not longer than twelve months from the date the Funds commenced operations.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The fair value of investment securities and the other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at fair value using the foreign exchange rates at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency and forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on

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Notes to Financial Statements	September 30, 2014

securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and assets and liabilities (other than investments) denominated in foreign currencies, which are held at period end.

Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollar and foreign currency deposited at bank accounts at amounts which may exceed insured limits. The Funds are subject to risk to the extent that the institutions may be unable to fulfill their obligations.

Due to/from Broker: Due to/from broker represents cash balances on deposit with the Funds’ prime brokers and counterparties. The Funds are subject to credit risk should the prime brokers and counterparties be unable to meet their obligations to the Funds.

Federal Income Taxes: Each Fund is treated as a separate taxable entity for federal income tax purposes. Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If so qualified, each Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders.

The Advisor evaluates tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Funds are required to analyze all open tax years. Open tax years are those years that are open for examination by the relevant income taxing authority. The returns of the Funds for the prior three fiscal years, or since inception if shorter, are open for examination. As of September 30, 2014, the Funds had no examinations in progress.

The Funds have concluded that there is no tax liability/benefit resulting from uncertain income tax positions taken or expected to be taken. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will materially change in the next twelve months.

Distributions to Shareholders: The Funds intend to declare and distribute substantially all of their net investment income and net realized capital gains, if any, at least annually. Income and capital gain distributions will be determined in accordance with federal income tax regulations which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

Indemnification: In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

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Notes to Financial Statements	September 30, 2014

3. Federal Income Tax Matters

At September 30, 2014, the cost of long security positions and aggregate gross unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:

FUND	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
AQR Global Equity Fund	$242,445,795	$51,744,888	$(6,410,510)	$45,334,378
AQR International Equity Fund	709,783,204	97,829,089	(29,415,504)	68,413,585
AQR Emerging Defensive Equity Fund	70,632,501	4,030,100	(3,973,783)	56,317
AQR International Defensive Equity Fund	26,586,323	2,309,749	(1,169,653)	1,140,096
AQR U.S. Defensive Equity Fund	227,606,288	27,390,398	(1,412,288)	25,978,110
AQR Momentum Fund	846,533,030	202,403,533	(17,299,551)	185,103,982
AQR Small Cap Momentum Fund	286,036,179	47,381,453	(19,186,435)	28,195,018
AQR International Momentum Fund	293,446,154	29,885,830	(13,085,576)	16,800,254
AQR Emerging Momentum Fund	7,622,917	228,807	(407,421)	(178,614)
AQR Tax-Managed Momentum Fund	93,202,367	10,639,640	(1,960,731)	8,678,909
AQR Tax-Managed Small Cap Momentum Fund	14,428,332	1,840,583	(1,110,411)	730,172
AQR Tax-Managed International Momentum Fund	82,054,680	3,900,576	(4,475,598)	(575,022)
AQR Core Equity Fund	220,846,100	11,569,711	(4,024,121)	7,545,590
AQR Small Cap Core Equity Fund	9,435,380	758,937	(468,300)	290,637
AQR International Core Equity Fund	60,857,919	1,616,308	(1,667,224)	(50,916)
AQR Emerging Core Equity Fund	14,608,433	190,078	(837,229)	(647,151)

The differences between book basis and tax basis appreciation (depreciation) on investments is primarily attributable to wash sale loss deferrals, mark to market on passive foreign investment companies (“PFIC”), non-taxable distributions from Real Estate Investment Trusts (“REIT”), substantial overlap deferrals, realized gain/loss adjustments and non REIT ROC cumulative basis adjustments.

184	AQR Funds	Annual Report	September 2014

Notes to Financial Statements	September 30, 2014

As of September 30, 2014, the components of net assets (excluding paid in capital) on a tax basis were as follows:

FUND	CURRENT DISTRIBUTABLE ORDINARY INCOME	CURRENT DISTRIBUTABLE LONG TERM CAPITAL GAIN OR TAX BASIS CAPITAL LOSS CARRYFORWARDS	NET UNREALIZED APPRECIATION (DEPRECIATION)	POST OCTOBER CAPITAL OR LATE YEAR ORDINARY LOSS DEFERRALS	OTHER TEMPORARY DIFFERENCES	TOTAL ACCUMULATED EARNINGS
AQR Global Equity Fund	$7,952,759	$22,968,680	$45,588,880	$—	$—	$76,510,319
AQR International Equity Fund	22,576,872	37,551,201	67,621,438	—	—	127,749,511
AQR Emerging Defensive Equity Fund	1,050,989	—	47,345	(49,746)	(86,116)	962,472
AQR International Defensive Equity Fund	758,539	486,716	1,134,963	—	—	2,380,218
AQR U.S. Defensive Equity Fund	5,128,962	2,055,375	25,978,110	—	—	33,162,447
AQR Momentum Fund	21,595,369	73,287,800	185,103,999	—	—	279,987,168
AQR Small Cap Momentum Fund	6,536,268	28,004,272	28,195,017	—	—	62,735,557
AQR International Momentum Fund	5,063,800	3,566,384	16,748,262	—	—	25,378,446
AQR Emerging Momentum Fund	62,636	—	(177,817)	—	(13,653)	(128,834)
AQR Tax-Managed Momentum Fund	880,484	908,518	8,678,909	—	—	10,467,911
AQR Tax-Managed Small Cap Momentum Fund	—	545,161	730,172	(89,106)	—	1,186,227
AQR Tax-Managed International Momentum Fund	982,440	271,979	(567,913)	(731,141)	—	(44,635)
AQR Core Equity Fund	2,100,695	202,141	7,545,590	—	—	9,848,426
AQR Small Cap Core Equity Fund	79,564	73,718	290,637	—	—	443,919
AQR International Core Equity Fund	983,317	78,371	(54,753)	—	—	1,006,935
AQR Emerging Core Equity Fund	124,061	—	(648,039)	—	(107,978)	(631,956)

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral losses on wash sales and other book and tax differences including, post October capital loss deferrals, mark to market on PFICs, mark to market on forward foreign currency exchange contracts, mark to market on future contracts, substantial overlap deferrals, realized gain/loss adjustments, non REIT ROC cumulative basis adjustments, and non-taxable distributions from REITs.

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Notes to Financial Statements	September 30, 2014

As of September 30, 2014, the effect of permanent book/tax reclassifications resulted in increase (decrease) to the components of net assets as follows:

FUND	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENTS	PAID-IN CAPITAL
AQR Global Equity Fund	$583,189	$(679,743)	$96,554
AQR International Equity Fund	17,823	(291,299)	273,476
AQR Emerging Defensive Equity Fund	(12,732)	12,732	—
AQR International Defensive Equity Fund	(13,836)	12,787	1,049
AQR U.S. Defensive Equity Fund	(4,664)	4,664	—
AQR Momentum Fund	(473,220)	473,220	—
AQR Small Cap Momentum Fund	(64,790)	64,790	—
AQR International Momentum Fund	582,393	(648,961)	66,568
AQR Emerging Momentum Fund	955	170	(1,125)
AQR Tax-Managed Momentum Fund	(8,433)	8,433	—
AQR Tax-Managed Small Cap Momentum Fund	(5,528)	5,528	—
AQR Tax-Managed International Momentum Fund	24,622	(25,766)	1,144
AQR Core Equity Fund	(3,290)	3,290	—
AQR Small Cap Core Equity Fund	(2,157)	2,157	—
AQR International Core Equity Fund	79,842	(83,325)	3,483
AQR Emerging Core Equity Fund	10,177	(8,759)	(1,418)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the tax treatment of redesignation of distributions, foreign currency gain/losses, non-taxable dividends, investment in REITs, foreign tax reclaims, non-deductible offering costs and investment in PFIC’s. The result of operations and net assets were not affected by the reclassifications.

The tax character of distributions paid during the periods ended September 30, 2014 and September 30, 2013 were as follows:

FUND	SEPTEMBER 30, 2014 ORDINARY INCOME	CAPITAL GAINS	SEPTEMBER 30, 2013 ORDINARY INCOME	CAPITAL GAINS
AQR Global Equity Fund	$45,140,308	$58,908,214	$—	$—
AQR International Equity Fund	48,309,584	23,669,394	—	—
AQR Emerging Defensive Equity Fund	378,685	295	—	—
AQR International Defensive Equity Fund	507,585	29,738	—	—
AQR U.S. Defensive Equity Fund	1,761,198	195,128	—	—
AQR Momentum Fund	15,842,942	26,456,966	—	—
AQR Small Cap Momentum Fund	7,799,115	9,124,795	—	—
AQR International Momentum Fund	4,569,588	—	—	—
AQR Emerging Momentum Fund	—	—	—	—
AQR Tax-Managed Momentum Fund	353,859	92,904	—	—
AQR Tax-Managed Small Cap Momentum Fund	119,846	42,494	—	—
AQR Tax-Managed International Momentum Fund	474,514	156,441	—	—
AQR Core Equity Fund	319,367	69	—	—
AQR Small Cap Core Equity Fund	60,042	81	—	—
AQR International Core Equity Fund	157,327	—	—	—
AQR Emerging Core Equity Fund	—	—	—	—

As of September 30, 2014, for federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations.

FUND	SHORT-TERM	LONG-TERM	YEAR OF EXPIRATION
AQR Emerging Defensive Equity Fund	$53,557	$32,559	N/A
AQR Emerging Momentum Fund	11,010	2,643	N/A
AQR Emerging Core Equity Fund	97,528	10,450	N/A

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Notes to Financial Statements	September 30, 2014

During the period ended September 30, 2014, the Funds utilized capital loss carryforwards in the amounts listed below:

FUND	SHORT-TERM	LONG-TERM
AQR Emerging Defensive Equity Fund	$223,458	$—
AQR International Momentum Fund	4,169,659	—
AQR International Core Equity Fund	28,884	—

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous law. Any post-enactment capital losses generated will be required to be utilized prior to the losses incurred in pre-enactment tax years.

4. Fair Value Measurements

The Funds utilize various inputs in determining the value of each Fund’s investments. GAAP establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring the most observable inputs be used when available. These inputs are summarized in the three broad levels as follows:

Level 1 — unadjusted quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for identical or similar securities in non-active markets, interest rates, pre-payment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Valuation methodology and inputs

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used. The valuation techniques used by the Funds to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following inputs and techniques may be used by the Funds to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP.

Equities traded outside of the Western Hemisphere are fair valued daily based on the application of a fair value factor, and therefore are considered Level 2. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are also classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, money market funds and less liquid listed equities. Corporate and sovereign bonds and other fixed-income instruments are valued at estimated fair value based on quotations (including evaluated quotes) from an independent pricing service, as well as quotations from counterparties and other market participants. Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 instruments include illiquid securities. When observable prices are not available for these securities, the Funds use one or more valuation techniques (e.g., the market approach, the income approach, or the cost approach) for which sufficient and reliable data is available. Within Level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors. The inputs used by the Funds in estimating the value of Level 3 investments include the original transaction price, recent transactions in

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Notes to Financial Statements	September 30, 2014

the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations and other transactions across the capital structure, offerings in the equity or debt capital markets, and changes in financial ratios or cash flows. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Advisor in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

The Funds invest in derivative instruments. Derivative instruments can be exchange-traded or privately negotiated OTC. Exchange-traded derivatives, such as futures contracts and exchange-traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Futures and option contracts that are listed on national exchanges and are freely transferable are valued at fair value based on their last sales price on the date of determination on the exchange that constitutes the principal market. OTC derivatives, including futures, forwards and swaps, are valued by the Funds using observable inputs, such as quotations received from the counterparty, or dealers and brokers, whenever available and considered reliable. Generally, a valuation model is used consistently for similar derivative types and model inputs, including, but not limited to, market prices, yield curves, credit spreads, volatilities and implied correlations which are obtained from outside brokers and/or pricing services when available. In instances where models are used, the value of an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument as well as the availability and reliability of observable inputs. Such inputs include market prices for reference securities, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. Certain OTC derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

Securities, for which market quotations or independent pricing service quotations are not readily available, are not readily marketable, or model priced and all other assets of the Funds are valued at fair value using valuation procedures for the Funds, which have been approved by the Board of Trustees. The Advisor has established a Valuation Committee (the “VC”) which is responsible for overseeing the pricing and valuation of all securities held in the Funds. The VC operates under the valuation procedures approved by the Funds’ Board of Trustees. The VC meets quarterly and on an as-needed basis. The VC is responsible for valuing any securities or other assets for which prices or valuations are not readily determinable by the Funds’ pricing services. The VC considers time-sensitive valuation issues, including those relating to market closures, changes in illiquid security values, model prices and other events that may have a potentially material impact on security values. The VC reviews the results of back test reports and prepares for the Funds’ Board of Trustees an analysis relating to Level 3 positions. On a daily basis, the Trust’s fund accounting agent compares trade execution prices to the prior night’s valuation price for all positions which were traded and held the previous day. On a monthly basis, third party model prices are reviewed against internal model prices.

Quantitative Information

These tables include a description of unobservable and quantitative inputs and the interrelationship of such inputs, as used in determining the value of Level 3 financial instruments, except for Level 3 financial instruments for which prior transaction or third party pricing information was used without adjustment.

Transfers

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period. Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g., frequency of trades), which resulted in a lack of or increase in available market inputs to determine price.

188	AQR Funds	Annual Report	September 2014

Notes to Financial Statements	September 30, 2014

The following summarizes inputs used as of September 30, 2014 in valuing the Funds’ assets and liabilities carried at fair value:

AQR GLOBAL EQUITY FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTALS
ASSETS
Common Stocks†	$160,781,610	$105,461,447	$—	(a)	$266,243,057
Preferred Stocks†	—	1,459,436	—		1,459,436
Rights†	—	—	—	(a)	— (a)
Warrants†	—	33	—		33
Money Market Funds	—	20,077,647	—		20,077,647

Total Assets	$160,781,610	$126,998,563	$—	(a)	$287,780,173

LIABILITIES
Futures Contracts*	$(142,623)	$—	$—		$(142,623)
Forward Foreign Currency Exchange Contracts*	—	(2,875,477)	—		(2,875,477)
Total Return Swap Contracts*	—	(271,213)	—		(271,213)

Total Liabilities	$(142,623)	$(3,146,690)	$—		$(3,289,313)

AQR INTERNATIONAL EQUITY FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTALS
ASSETS
Common Stocks†	$—	$734,253,243	$—	(a)	$734,253,243
Preferred Stocks†	—	7,588,626	—		7,588,626
Rights†	—	3,500	—	(a)	3,500
Warrants†	—	132	—		132
Money Market Funds	—	36,351,288	—		36,351,288

Total Assets	$—	$778,196,789	$—	(a)	$778,196,789

LIABILITIES
Futures Contracts*	$(771,373)	$—	$—		$(771,373)
Forward Foreign Currency Exchange Contracts*	—	(8,120,108)	—		(8,120,108)
Total Return Swap Contracts*	—	(888,280)	—		(888,280)

Total Liabilities	$(771,373)	$(9,008,388)	$—		$(9,779,761)

AQR EMERGING DEFENSIVE EQUITY FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$20,179,167	$44,971,077	$—	$65,150,244
Exchange-Traded Funds	4,240,325	—	—	4,240,325
Preferred Stocks†	57,401	—	—	57,401
Money Market Funds	—	1,240,848	—	1,240,848

Total Assets	$24,476,893	$46,211,925	$—	$70,688,818

AQR Funds	Annual Report	September 2014	189

Notes to Financial Statements	September 30, 2014

AQR INTERNATIONAL DEFENSIVE EQUITY FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$5,128,120	$21,500,825	$—	$26,628,945
Exchange-Traded Funds	784,829	—	—	784,829
Preferred Stocks†	—	143,753	—	143,753
Money Market Funds	—	168,892	—	168,892

Total Assets	$5,912,949	$21,813,470	$—	$27,726,419

AQR U.S. DEFENSIVE EQUITY FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$243,749,899	$—	$—	$243,749,899
Money Market Funds	—	9,834,499	—	9,834,499

Total Assets	$243,749,899	$9,834,499	$—	$253,584,398

LIABILITIES
Futures Contracts*	$(49,215)	$—	$—	$(49,215)

Total Liabilities	$(49,215)	$—	$—	$(49,215)

AQR MOMENTUM FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$1,026,094,221	$—	$—	$1,026,094,221
Money Market Funds	—	5,542,791	—	5,542,791

Total Assets	$1,026,094,221	$5,542,791	$—	$1,031,637,012

LIABILITIES
Futures Contracts*	$(51,325)	$—	$—	$(51,325)

Total Liabilities	$(51,325)	$—	$—	$(51,325)

AQR SMALL CAP MOMENTUM FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTALS
ASSETS
Common Stocks†	$306,701,067	$—	$14,729		$306,715,796
Preferred Stocks†	42,539	—	—		42,539
Rights†	—	—	—	(a)	— (a)
Money Market Funds	—	7,472,862	—		7,472,862

Total Assets	$306,743,606	$7,472,862	$14,729		$314,231,197

LIABILITIES
Futures Contracts*	$(20,090)	$—	$—		$(20,090)

Total Liabilities	$(20,090)	$—	$—		$(20,090)

190	AQR Funds	Annual Report	September 2014

Notes to Financial Statements	September 30, 2014

AQR INTERNATIONAL MOMENTUM FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTALS
ASSETS
Common Stocks†	$66,908,216	$243,316,727	$—		$310,224,943
Rights†	—	21,465	—	(a)	21,465

Total Assets	$66,908,216	$243,338,192	$—	(a)	$310,246,408

LIABILITIES
Futures Contracts*	$(3,652)	$—	$—		$(3,652)

Total Liabilities	$(3,652)	$—	$—		$(3,652)

AQR EMERGING MOMENTUM FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$2,220,475	$4,969,302	$—	$7,189,777
Exchange-Traded Funds	64,584	—	—	64,584
Preferred Stocks†	53,154	—	—	53,154
Money Market Funds	—	136,788	—	136,788

Total Assets	$2,338,213	$5,106,090	$—	$7,444,303

AQR TAX-MANAGED MOMENTUM FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$100,129,802	$—	$—	$100,129,802
Exchange-Traded Funds	918,113	—	—	918,113
Money Market Funds	—	833,361	—	833,361

Total Assets	$101,047,915	$833,361	$—	$101,881,276

AQR TAX-MANAGED SMALL CAP MOMENTUM FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$14,485,306	$—	$—	$14,485,306
Exchange-Traded Funds	327,503	—	—	327,503
Money Market Funds	—	345,695	—	345,695

Total Assets	$14,812,809	$345,695	$—	$15,158,504

AQR Funds	Annual Report	September 2014	191

Notes to Financial Statements	September 30, 2014

AQR TAX-MANAGED INTERNATIONAL MOMENTUM FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTALS
ASSETS
Common Stocks†	$18,318,262	$62,349,492	$—		$80,667,754
Exchange-Traded Funds	493,981	—	—		493,981
Rights†	—	4,605	—	(a)	4,605
Money Market Funds	—	313,318	—		313,318

Total Assets	$18,812,243	$62,667,415	$—	(a)	$81,479,658

AQR CORE EQUITY FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$214,967,150	$—	$—	$214,967,150
Exchange-Traded Funds	2,635,142	—	—	2,635,142
Money Market Funds	—	10,789,398	—	10,789,398

Total Assets	$217,602,292	$10,789,398	$—	$228,391,690

AQR SMALL CAP CORE EQUITY FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$9,423,585	$—	$—	$9,423,585
Exchange-Traded Funds	137,671	—	—	137,671
Money Market Funds	—	164,761	—	164,761

Total Assets	$9,561,256	$164,761	$—	$9,726,017

AQR INTERNATIONAL CORE EQUITY FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTALS
ASSETS
Common Stocks†	$7,008,990	$45,884,403	$—		$52,893,393
Exchange-Traded Funds	2,289,404	—	—		2,289,404
Rights†	—	220	—	(a)	220
Money Market Funds	—	5,623,986	—		5,623,986

Total Assets	$9,298,394	$51,508,609	$—	(a)	$60,807,003

AQR EMERGING CORE EQUITY FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$3,887,264	$9,624,387	$—	$13,511,651
Exchange-Traded Funds	255,178	—	—	255,178
Preferred Stocks†	95,805	—	—	95,805
Money Market Funds	—	98,648	—	98,648

Total Assets	$4,238,247	$9,723,035	$—	$13,961,282

192	AQR Funds	Annual Report	September 2014

Notes to Financial Statements	September 30, 2014

There were no transfers between Levels 1 and 2 during the period for any of the Funds. There were no Level 3 securities held at period end, except where noted in AQR Global Equity Fund, AQR International Equity Fund, AQR Small Cap Momentum Fund, AQR International Momentum Fund, AQR Tax-Managed International Momentum Fund and AQR International Core Equity Fund. Securities classified as Level 3 in the Schedule of Investments are considered quantitatively insignificant in the aggregate for each Fund.

*	Derivative instruments, including futures, forward foreign currency exchange and total return swap contracts, are valued at the unrealized appreciation (depreciation) of the instrument.
†	Please refer to the Schedule of Investments to view securities segregated by country.
(a)	Security has zero value.

5. Investment Transactions

During the period ended September 30, 2014, the cost of purchases and the proceeds from sales of investments (excluding swap contracts, forward foreign currency exchange contracts, futures contracts and short-term investments) were as follows:

FUND	PURCHASES	SALES
AQR Global Equity Fund	$239,099,451	$232,282,933
AQR International Equity Fund	541,836,291	559,693,457
AQR Emerging Defensive Equity Fund	102,077,423	63,884,394
AQR International Defensive Equity Fund	22,466,956	14,341,850
AQR U.S. Defensive Equity Fund	91,441,043	33,111,196
AQR Momentum Fund	906,411,319	787,548,763
AQR Small Cap Momentum Fund	294,900,179	237,129,245
AQR International Momentum Fund	364,448,842	299,769,255
AQR Emerging Momentum Fund	11,397,629	3,907,252
AQR Tax-Managed Momentum Fund	173,374,398	101,778,537
AQR Tax-Managed Small Cap Momentum Fund	26,763,668	18,517,095
AQR Tax-Managed International Momentum Fund	174,029,498	106,777,708
AQR Core Equity Fund	421,895,226	232,022,032
AQR Small Cap Core Equity Fund	18,396,777	12,396,759
AQR International Core Equity Fund	91,080,093	52,922,853
AQR Emerging Core Equity Fund	25,064,842	10,476,033

AQR Funds	Annual Report	September 2014	193

Notes to Financial Statements	September 30, 2014

6. Derivative Instruments and Hedging Activities

Certain Funds use derivative instruments as part of their principal investment strategy to achieve their investment objectives. The Funds’ derivative contracts held at September 30, 2014 are not accounted for as hedging instruments under GAAP. The values of such derivative instruments reflected in the Statements of Assets and Liabilities at September 30, 2014 are as follows:

	ASSETS		LIABILITIES
FUND	UNREALIZED APPRECIATION ON FUTURES CONTRACTS	UNREALIZED APPRECIATION ON FORWARD CURRENCY EXCHANGE CONTRACTS	UNREALIZED DEPRECIATION ON FUTURES CONTRACTS	SWAPS AT VALUE	UNREALIZED DEPRECIATION ON FORWARD CURRENCY EXCHANGE CONTRACTS
Equity Risk Exposure:
AQR Global Equity Fund	$748,674	$—	$891,297	$271,213	$—
AQR International Equity Fund	2,414,217	—	3,185,590	888,280	—
AQR U.S. Defensive Equity Fund	—	—	49,215	—	—
AQR Momentum Fund	—	—	51,325	—	—
AQR Small Cap Momentum Fund	—	—	20,090	—	—
AQR International Momentum Fund	—	—	3,652	—	—

Foreign Exchange Rate Risk Exposure:
AQR Global Equity Fund	—	2,671,067	—	—	5,546,544
AQR International Equity Fund	—	10,011,589	—	—	18,131,697

Netting:
AQR Global Equity Fund	(748,674)	(2,671,067)	(748,674)	—	(2,671,067)
AQR International Equity Fund	(2,414,217)	(10,011,589)	(2,414,217)	—	(10,011,589)

Net Fair Value of Derivative Contracts:
AQR Global Equity Fund	—	—	142,623	271,213	2,875,477
AQR International Equity Fund	—	—	771,373	888,280	8,120,108
AQR U.S. Defensive Equity Fund	—	—	49,215	—	—
AQR Momentum Fund	—	—	51,325	—	—
AQR Small Cap Momentum Fund	—	—	20,090	—	—
AQR International Momentum Fund	—	—	3,652	—	—

The following is the effect of Derivative Instruments on the Statements of Operations for the period ended September 30, 2014:

	REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED AS A RESULT FROM OPERATIONS			NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED AS A RESULT FROM OPERATIONS
FUND	FUTURES CONTRACTS	SWAPS AND SWAPS ON FUTURES CONTRACTS	FORWARD CURRENCY EXCHANGE CONTRACTS	FUTURES CONTRACTS	SWAPS AND SWAPS ON FUTURES CONTRACTS	FORWARD CURRENCY EXCHANGE CONTRACTS
Equity Risk Exposure:
AQR Global Equity Fund	$1,330,971	$(1,610,127)	$—	$(311,066)	$(282,108)	$—
AQR International Equity Fund	(2,305,859)	(5,848,193)	—	(1,361,654)	(934,060)	—
AQR U.S. Defensive Equity Fund	1,712,169	—	—	21,849	—	—
AQR Momentum Fund	2,235,154	—	—	147,352	—	—
AQR Small Cap Momentum Fund	(119,674)	—	—	(33,146)	—	—
AQR International Momentum Fund.	697,915	—	—	16,705	—	—

Foreign Exchange Rate Risk Exposure:
AQR Global Equity Fund	—	—	2,347,559	—	—	(2,677,295)
AQR International Equity Fund	—	—	(765,908)	—	—	(7,203,597)

194	AQR Funds	Annual Report	September 2014

Notes to Financial Statements	September 30, 2014

For financial reporting purposes, the Funds do not offset financial assets and financial liabilities across derivative types that are subject to master netting arrangements or similar agreements on the Statements of Assets and Liabilities. All financial instruments held by the Funds were subject to a master netting agreement or similar arrangement. There were no financial instruments subject to a netting agreement for which the funds are not currently netting.

The following tables present, by counterparty and contract type, the Funds’ derivative assets and liabilities as of September 30, 2014.

AQR GLOBAL EQUITY FUND

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
Barclays Capital	Futures Contracts	$748,674	$(748,674)	$—	$—	$—	$—
Citibank	Forward Foreign Currency Exchange Contracts	1,334,756	(1,334,756)	—	—	—	—
Credit Suisse International	Forward Foreign Currency Exchange Contracts	1,336,311	(1,336,311)	—	—	—	—
Total financial instruments subject to a master netting agreement or similar arrangement		3,419,741	(3,419,741)	—	—	—	—

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a )	NET AMOUNT
Barclays Capital	Futures Contracts	$891,297	$(748,674)	$142,623	$—	$(142,623)	$—
Citibank	Forward Foreign Currency Exchange Contracts	2,773,566	(1,334,756)	1,438,810	—	(1,438,810)	—
Credit Suisse International	Forward Foreign Currency Exchange Contracts	2,772,978	(1,336,311)	1,436,667	—	(1,436,667)	—
Goldman Sachs	Total Return Swap Contracts	271,213	—	271,213	—	(110,000)	161,213
Total financial instruments subject to a master netting agreement or similar arrangement		6,709,054	(3,419,741)	3,289,313	—	(3,128,100)	161,213

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $4,615,975.

AQR Funds	Annual Report	September 2014	195

Notes to Financial Statements	September 30, 2014

AQR INTERNATIONAL EQUITY FUND

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
Barclays Capital	Futures Contracts	$2,414,217	$(2,414,217)	$—	$—	$—	$—
CitiBank	Forward Foreign Currency Exchange Contracts	4,301,654	(4,301,654)	—	—	—	—
Credit Suisse International	Forward Foreign Currency Exchange Contracts	5,709,935	(5,709,935)	—	—	—	—
Total financial instruments subject to a master netting agreement or similar arrangement		12,425,806	(12,425,806)	—	—	—	—

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a )	NET AMOUNT
Barclays Capital	Futures Contracts	$3,185,590	$(2,414,217)	$771,373	$—	$(771,373)	$—
CitiBank	Forward Foreign Currency Exchange Contracts	9,065,984	(4,301,654)	4,764,330	—	(4,764,330)	—
Credit Suisse International	Forward Foreign Currency Exchange Contracts	9,065,713	(5,709,935)	3,355,778	—	(3,355,778)	—
Goldman Sachs	Total Return Swap Contracts	888,280	—	888,280	—	(888,280)	—
Total financial instruments subject to a master netting agreement or similar arrangement		22,205,567	(12,425,806)	9,779,761	—	(9,779,761)	—

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $25,541,332.

196	AQR Funds	Annual Report	September 2014

Notes to Financial Statements	September 30, 2014

AQR U.S. DEFENSIVE EQUITY FUND

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a )	NET AMOUNT
Goldman Sachs	Futures Contracts	$49,215	$—	$49,215	$—	$(49,215)	$—
Total financial instruments subject to a master netting agreement or similar arrangement		49,215	—	49,215	—	(49,215)	—

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $330,942.

AQR MOMENTUM FUND

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a )	NET AMOUNT
Barclays Capital	Futures Contracts	$51,325	$—	$51,325	$—	$(51,325)	$—
Total financial instruments subject to a master netting agreement or similar arrangement		51,325	—	51,325	—	(51,325)	—

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $233,911.

AQR SMALL CAP MOMENTUM FUND

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a )	NET AMOUNT
Barclays Capital	Futures Contracts	$20,090	$—	$20,090	$—	$(20,090)	$—
Total financial instruments subject to a master netting agreement or similar arrangement		20,090	—	20,090	—	(20,090)	—

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $32,331.

AQR Funds	Annual Report	September 2014	197

Notes to Financial Statements	September 30, 2014

AQR INTERNATIONAL MOMENTUM FUND

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a )	NET AMOUNT
Barclays Capital	Futures Contracts	$3,652	$—	$3,652	$—	$(3,652)	$—
Total financial instruments subject to a master netting agreement or similar arrangement		3,652	—	3,652	—	(3,652)	—

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $339,939.

For the period ended September 30, 2014, the quarterly average values of the derivatives held by the Funds were as follows:

Derivatives Volume Disclosure*

	AQR GLOBAL EQUITY FUND	AQR INTERNATIONAL EQUITY FUND	AQR U.S. DEFENSIVE EQUITY FUND	AQR MOMENTUM FUND	AQR SMALL CAP MOMENTUM FUND	AQR INTERNATIONAL MOMENTUM FUND
Futures Contracts:
Average Notional Balance Long	$57,437,644	$190,462,621	$7,609,108	$7,426,469	$1,221,696	$3,617,120
Average Notional Balance Short	24,565,274	84,763,759	—	—	—	—
Ending Notional Balance Long	59,479,675	164,918,201	7,370,625	5,208,575	986,940	7,818,725
Ending Notional Balance Short	26,219,104	83,536,675	—	—	—	—
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	129,167,604	411,829,571	—	—	—	—
Average Settlement Value Sold	112,569,716	343,727,255	—	—	—	—
Ending Value Purchased	182,735,279	554,822,616	—	—	—	—
Ending Value Sold	165,351,086	500,501,617	—	—	—	—
Total Return Swaps:
Average Notional Balance Long	2,217,234	8,361,994	—	—	—	—
Average Notional Balance Short	12,937,130	44,797,052	—	—	—	—
Ending Notional Balance Long	3,846,859	12,463,822	—	—	—	—
Ending Notional Balance Short	14,712,137	49,101,758	—	—	—	—

*	Values as of each quarter end are used to calculate the average represented.

7. Investment Advisory and Other Agreements

The Advisor serves as the investment advisor to each of the Funds pursuant to an Investment Advisory Agreement, dated December 4, 2008, as amended, entered into by the Trust, on behalf of the Funds (the “Advisory Agreement”). Under the Advisory Agreement, the Advisor furnishes a continuous investment program for each Fund’s portfolio, makes day-to-day investment decisions for the Funds, and manages the Funds’ investments in accordance with the stated policies of each Fund. The Advisor is also responsible for selecting brokers and dealers to execute purchase and sale orders for the portfolio transactions of each Fund, subject to its obligation to seek best execution. The Advisor provides persons satisfactory to the Funds’ Board of Trustees to serve as officers of

198	AQR Funds	Annual Report	September 2014

Notes to Financial Statements	September 30, 2014

the Funds. Pursuant to the Advisory Agreement, the Funds pay the Advisor an Advisory fee calculated on the average daily net assets for each Fund, in the annual ratios below:

FUND	RATIO
AQR Global Equity Fund	0.40%
AQR International Equity Fund	0.45
AQR Emerging Defensive Equity Fund	0.50	*†
AQR International Defensive Equity Fund	0.35	**
AQR U.S. Defensive Equity Fund	0.25	***
AQR Momentum Fund	0.25
AQR Small Cap Momentum Fund	0.35
AQR International Momentum Fund	0.35
AQR Emerging Momentum Fund	0.50
AQR Tax-Managed Momentum Fund	0.30
AQR Tax-Managed Small Cap Momentum Fund	0.40
AQR Tax-Managed International Momentum Fund	0.40
AQR Core Equity Fund	0.30
AQR Small Cap Core Equity Fund	0.45
AQR International Core Equity Fund	0.40
AQR Emerging Core Equity Fund	0.55

Prior to January 29, 2014, the following Funds paid the Advisor an Advisory fee calculated on the average daily net assets for each Fund in the annual ratios below:

*	The AQR Emerging Defensive Equity Fund Advisory Fee was based on the following three tier structure. The first tier charged 0.60% on the first $1 billion of net assets; the second tier charged 0.575% on net assets in excess of $1 billion, up to $3 billion; and the third tier charged 0.55% on net assets in excess of $3 billion.
**	The AQR International Defensive Equity Fund Advisory Fee was based on the following three tier structure. The first tier charged 0.40% on the first $1 billion of net assets; the second tier charged 0.375% on net assets in excess of $1 billion, up to $3 billion; and the third tier charged 0.35% on net assets in excess of $3 billion.
***	The AQR U.S. Defensive Equity Fund Advisory Fee was based on the following three tier structure. The first tier charged 0.30% on the first $1 billion of net assets; the second tier charged 0.275% on net assets in excess of $1 billion, up to $3 billion; and the third tier charged 0.25% on net assets in excess of $3 billion.
†	Effective January 29, 2014, the Fund’s Advisory Fee was reduced from 0.60% to 0.55%. Effective April 1, 2014, the Fund’s Advisory Fee was reduced from 0.55% to 0.50%.

The Trust and the Advisor have entered into a Fee Waiver and Expense Reimbursement Agreement (“Fee Waiver Agreement”) whereby the Advisor has agreed to waive its fee and/or reimburse each Fund at least through January 28, 2015 for Class I, L, and N, respectively and at least through January 28, 2016 for Class R6, unless otherwise noted. Pursuant to the Fee Waiver Agreement, the Advisor has agreed to waive and/or reimburse each Fund to the extent that the total annual fund operating expense ratios, exclusive of interest, taxes, borrowing

AQR Funds	Annual Report	September 2014	199

Notes to Financial Statements	September 30, 2014

costs, acquired fund fees and expenses, dividend and interest expense related to short sales, and extraordinary expenses exceed the following ratios:

FUND	CLASS I	CLASS L	CLASS N	CLASS R6
AQR Global Equity Fund*	0.90%	n/a	1.20%	0.70%
AQR International Equity Fund*	0.95	n/a	1.25	0.75
AQR Emerging Defensive Equity Fund***	0.80	n/a	1.05	0.70
AQR International Defensive Equity Fund	0.65	n/a	0.90	0.55
AQR U.S. Defensive Equity Fund	0.49	n/a	0.74	0.39
AQR Momentum Fund	n/a	0.49%	0.74	0.39
AQR Small Cap Momentum Fund	n/a	0.65	0.90	0.55
AQR International Momentum Fund	n/a	0.65	0.90	0.55
AQR Emerging Momentum Fund***	n/a	0.80	1.05	0.70
AQR Tax-Managed Momentum Fund	n/a	0.54	0.79	0.44
AQR Tax-Managed Small Cap Momentum Fund	n/a	0.70	0.95	0.60
AQR Tax-Managed International Momentum Fund	n/a	0.70	0.95	0.60
AQR Core Equity Fund**	n/a	0.54	0.79	0.44
AQR Small Cap Core Equity Fund**	n/a	0.75	1.00	0.65
AQR International Core Equity Fund**	n/a	0.70	0.95	0.60
AQR Emerging Core Equity Fund***	n/a	0.85	1.10	0.75

*	This arrangement will continue at least through January 28, 2015 for Class R6.
**	This arrangement will continue at least through April 30, 2015 for Class L and N.
***	This arrangement will continue at least through January 28, 2016 for Class I, L, N and R6.

Prior to January 28, 2014, the Fee Waiver and Expense Reimbursement Agreement for the AQR Global Equity and AQR International Equity Funds was as follows:

FUND	CLASS I	CLASS N
AQR Global Equity Fund	0.95%	1.25%
AQR International Equity Fund	n/a	1.30

Prior to April 1, 2014, the Fee Waiver and Expense Reimbursement Agreement for the AQR Emerging Defensive Equity Fund was as follows:

FUND	CLASS I	CLASS N
AQR Emerging Defensive Equity Fund	0.90%	1.15%

200	AQR Funds	Annual Report	September 2014

Notes to Financial Statements	September 30, 2014

For the period ended September 30, 2014, the Funds’ Advisor waived fees and/or reimbursed expenses for each of the Funds as follows:

	AQR GLOBAL EQUITY FUND	AQR EMERGING DEFENSIVE EQUITY FUND	AQR INTERNATIONAL DEFENSIVE EQUITY FUND	AQR U.S. DEFENSIVE EQUITY FUND
Waivers and reimbursements:
Investment advisory fees and shareholder servicing fees waived	$23,711	$210,430	$139,727	$296,580
Expense reimbursements.	780	9	16,219	—
Total	$24,491	$210,439	$155,946	$296,580

	AQR MOMENTUM FUND	AQR SMALL CAP MOMENTUM FUND	AQR INTERNATIONAL MOMENTUM FUND	AQR EMERGING MOMENTUM FUND
Waivers and reimbursements:
Investment advisory fees and shareholder servicing fees waived	$566,420	$73,383	$203,445	$16,314
Expense reimbursements.	—	—	—	107,771
Total	$566,420	$73,383	$203,445	$124,085

	AQR TAX-MANAGED MOMENTUM FUND	AQR TAX-MANAGED SMALL CAP MOMENTUM FUND	AQR TAX- MANAGED INTERNATIONAL MOMENTUM FUND	AQR CORE EQUITY FUND
Waivers and reimbursements:
Investment advisory fees and shareholder servicing fees waived	$101,979	$66,630	$124,222	$149,189
Expense reimbursements	657	44,669	693	1,610
Total	$102,636	$111,299	$124,915	$150,799

	AQR SMALL CAP CORE EQUITY FUND	AQR INTERNATIONAL CORE EQUITY FUND	AQR EMERGING CORE EQUITY FUND
Waivers and reimbursements:
Investment advisory fees and shareholder servicing fees waived	$40,064	$136,441	$21,016
Expense reimbursements.	89,312	38,029	96,076
Total	$129,376	$174,470	$117,092

The Trust, in turn, agreed that the Funds will repay the fee waiver/expense reimbursement to the Advisor. Such repayment shall be made only out of the class of the Fund for which the applicable fee waiver and expense reimbursement was made. Repayments with respect to a Fund must be limited to amounts that do not cause the aggregate operating expenses of the Fund attributable to a share class during a year in which such repayment is made to exceed the applicable ratios when the waiver was generated. A repayment shall be payable only to the extent it can be made during the thirty-six months following the applicable period during which the Advisor waived fees or reimbursed the applicable Fund for its operating expenses under the Agreement.

AQR Funds	Annual Report	September 2014	201

Notes to Financial Statements	September 30, 2014

For the period ended September 30, 2014, the amounts waived and reimbursed by the Advisor, as well as the amounts available for potential future recoupment by the Advisor and the expiration schedule at September 30, 2014 are as follows:

	FEES WAIVED/ REIMBURSED FOR THE PERIOD ENDED SEPTEMBER 30, 2014	TOTAL POTENTIAL RECOUPMENT AMOUNT SEPTEMBER 30, 2014	POTENTIAL RECOUPMENT AMOUNTS EXPIRING
			DECEMBER 31,		SEPTEMBER 30,
			2014	2015	2016	2017

AQR GLOBAL EQUITY FUND
Class I	$4,476	$54,188	$30,212	$9,775	$9,725	$4,476
Class N	4,236	54,978	31,920	9,936	8,886	4,236
Class R6	15,779	15,779	—	—	—	15,779
Class Y	—	—	—	—	—	–

Totals	$24,491	$124,945	$62,132	$19,711	$18,611	$24,491

AQR EMERGING DEFENSIVE EQUITY FUND
Class I	$193,425	$392,237	$—	$91,760	$107,052	$193,425
Class N	16,965	80,055	—	32,715	30,375	16,965
Class R6	49	49	—	—	—	49

Totals	$210,439	$472,341	$—	$124,475	$137,427	$210,439

AQR INTERNATIONAL DEFENSIVE EQUITY FUND
Class I	$142,854	$342,692	$—	$79,941	$119,897	$142,854
Class N	13,041	80,528	—	43,475	24,012	13,041
Class R6	51	51	—	—	—	51

Totals	$155,946	$423,271	$—	$123,416	$143,909	$155,946

AQR U.S. DEFENSIVE EQUITY FUND
Class I	$251,857	$458,368	$—	$65,338	$141,173	$251,857
Class N	44,712	114,464	—	38,829	30,923	44,712
Class R6	11	11	—	—	—	11

Totals	$296,580	$572,843	$—	$104,167	$172,096	$296,580

AQR MOMENTUM FUND
Class L	$502,936	$1,524,794	$418,356	$334,720	$268,782	$502,936
Class N	63,464	114,343	—	1,156	49,723	63,464
Class R6	20	20	—	—	—	20

Totals	$566,420	$1,639,157	$418,356	$335,876	$318,505	$566,420

AQR SMALL CAP MOMENTUM FUND
Class L	$66,206	$360,156	$171,630	$74,142	$48,178	$66,206
Class N	7,160	19,653	—	520	11,973	7,160
Class R6	17	17	—	—	—	17

Totals	$73,383	$379,826	$171,630	$74,662	$60,151	$73,383

AQR INTERNATIONAL MOMENTUM FUND
Class L	$162,935	$655,030	$230,607	$140,213	$121,275	$162,935
Class N	40,491	61,894	—	520	20,883	40,491
Class R6	19	19	—	—	—	19

Totals	$203,445	$716,943	$230,607	$140,733	$142,158	$203,445

202	AQR Funds	Annual Report	September 2014

Notes to Financial Statements	September 30, 2014

	FEES WAIVED/ REIMBURSED FOR THE PERIOD ENDED SEPTEMBER 30, 2014	TOTAL POTENTIAL RECOUPMENT AMOUNT SEPTEMBER 30, 2014	POTENTIAL RECOUPMENT AMOUNTS EXPIRING
			DECEMBER 31,		SEPTEMBER 30,
			2014	2015	2016	2017

AQR EMERGING MOMENTUM FUND
Class L	$102,927	$102,927	$—	$—	$—	$102,927
Class N	19,986	19,986	—	—	—	19,986
Class R6	1,172	1,172	—	—	—	1,172

Totals	$124,085	$124,085	$—	$—	$—	$124,085

AQR TAX-MANAGED MOMENTUM FUND
Class L	$101,535	$300,157	$—	$123,116	$75,506	$101,535
Class N	1,048	3,490	—	61	2,381	1,048
Class R6	53	53	—	—	—	53

Totals	$102,636	$303,700	$—	$123,177	$77,887	$102,636

AQR TAX-MANAGED SMALL CAP MOMENTUM FUND
Class L	$109,145	$317,959	$—	$127,875	$80,939	$109,145
Class N	1,920	5,068	—	52	3,096	1,920
Class R6	234	234	—	—	—	234

Totals	$111,299	$323,261	$—	$127,927	$84,035	$111,299

AQR TAX-MANAGED INTERNATIONAL MOMENTUM FUND
Class L	$123,731	$386,308	$—	$160,934	$101,643	$123,731
Class N	1,109	4,050	—	63	2,878	1,109
Class R6	75	75	—	—	—	75

Totals	$124,915	$390,433	$—	$160,997	$104,521	$124,915

AQR CORE EQUITY FUND
Class L	$128,928	$210,154	$—	$—	$81,226	$128,928
Class N	19,784	41,194	—	—	21,410	19,784
Class R6	2,087	2,087	—	—	—	2,087

Totals	$150,799	$253,435	$—	$—	$102,636	$150,799

AQR SMALL CAP CORE EQUITY FUND
Class L	$90,682	$149,464	$—	$—	$58,782	$90,682
Class N	38,319	83,537	—	—	45,218	38,319
Class R6	375	375	—	—	—	375

Totals	$129,376	$233,376	$—	$—	$104,000	$129,376

AQR INTERNATIONAL CORE EQUITY FUND
Class L	$146,282	$231,763	$—	$—	$85,481	$146,282
Class N	23,372	58,469	—	—	35,097	23,372
Class R6	4,816	4,816	—	—	—	4,816

Totals	$174,470	$295,048	$—	$—	$120,578	$174,470

AQR EMERGING CORE EQUITY FUND
Class L	$94,893	$94,893	$—	$—	$—	$94,893
Class N	21,322	21,322	—	—	—	21,322
Class R6	877	877	—	—	—	877

Totals	$117,092	$117,092	$—	$—	$—	$117,092

AQR Funds	Annual Report	September 2014	203

Notes to Financial Statements	September 30, 2014

During the period ended September 30, 2014, the Funds recouped amounts as follows:

FUND	CLASS I	CLASS N	CLASS Y
AQR International Equity Fund	$2,236	$11,477	$15,655

J.P. Morgan Chase Bank, N.A., serves as the Funds’ Administrator, Accounting Agent and Custodian.

ALPS Fund Services, Inc. serves as the Funds’ Transfer Agent, and ALPS Distributors, Inc. serves as the Funds’ Distributor.

During the period ended September 30, 2014, the Advisor contributed $1 into the AQR Global Equity Fund and $10 into the AQR International Equity Fund for losses incurred due to trade processing errors. The impact of the Advisor’s contributions on the Funds’ total return was immaterial.

8. Distribution Plan

The Trust has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to the Class N shares of the Funds, as applicable. The Plan allows for the payment of services related to the distribution and servicing of these shares at a rate of up to 0.25% per annum of the average daily net asset value of the Class N shares of the Funds, as applicable.

9. Shareholder Servicing Arrangements

Pursuant to a Shareholder Services Agreement, between the Trust and the Advisor, the Advisor provides certain administrative and/or support services to the Funds and their shareholders. These services include, among others, providing shareholders with analysis and explanations of Fund reports, information about shareholder positions in Fund shares, as well as assisting in the distribution of shareholder communications, such as proxy solicitation materials, shareholder reports and annual reports. Under this agreement the Advisor receives an annual fee, payable monthly, calculated on the average daily net assets of each Class at the following rates:

FUND	CLASS I	CLASS L	CLASS N	CLASS R6
AQR Global Equity Fund*	0.30%	n/a	0.30%	0.20%
AQR International Equity Fund*	0.30	n/a	0.30	0.20
AQR Emerging Defensive Equity Fund**	0.15	n/a	0.15	0.15
AQR International Defensive Equity Fund**	0.15	n/a	0.15	0.15
AQR U.S. Defensive Equity Fund**	0.15	n/a	0.15	0.15
AQR Momentum Fund	n/a	0.15%	0.15	0.15
AQR Small Cap Momentum Fund	n/a	0.15	0.15	0.15
AQR International Momentum Fund	n/a	0.15	0.15	0.15
AQR Emerging Momentum Fund	n/a	0.15	0.15	0.15
AQR Tax-Managed Momentum Fund	n/a	0.15	0.15	0.15
AQR Tax-Managed Small Cap Momentum Fund	n/a	0.15	0.15	0.15
AQR Tax-Managed International Momentum Fund	n/a	0.15	0.15	0.15
AQR Core Equity Fund	n/a	0.15	0.15	0.15
AQR Small Cap Core Equity Fund	n/a	0.15	0.15	0.15
AQR International Core Equity Fund	n/a	0.15	0.15	0.15
AQR Emerging Core Equity Fund	n/a	0.15	0.15	0.15

*	Prior to January 29, 2014, the rate was 0.35% for Class N.
**	Prior to January 29, 2014, the rate was 0.25% for Class I and Class N, respectively.

204	AQR Funds	Annual Report	September 2014

Notes to Financial Statements	September 30, 2014

Fees incurred by the Funds under the Plan and/or the Shareholder Services Agreement for the period ended September 30, 2014, were as follows:

FUND	CLASS I	CLASS L	CLASS N	CLASS R6
AQR Global Equity Fund	$6,016	n/a	$3,456	$97,468
AQR International Equity Fund	742,505	n/a	114,231	174,481
AQR Emerging Defensive Equity Fund	86,428	n/a	5,651	11
AQR International Defensive Equity Fund	43,333	n/a	2,518	11
AQR U.S. Defensive Equity Fund	356,258	n/a	45,245	11
AQR Momentum Fund	n/a	$1,325,953	114,263	37
AQR Small Cap Momentum Fund	n/a	429,269	7,867	33
AQR International Momentum Fund	n/a	411,634	61,914	33
AQR Emerging Momentum Fund	n/a	3,114	617	34
AQR Tax-Managed Momentum Fund	n/a	100,503	194	34
AQR Tax-Managed Small Cap Momentum Fund	n/a	17,945	193	33
AQR Tax-Managed International Momentum Fund	n/a	87,571	173	33
AQR Core Equity Fund	n/a	112,068	8,627	1,882
AQR Small Cap Core Equity Fund	n/a	7,450	2,532	33
AQR International Core Equity Fund	n/a	32,339	3,893	979
AQR Emerging Core Equity Fund	n/a	3,652	817	34

10. Capital Transactions

Investors may purchase shares of a Fund at its net asset value (“NAV”), based on the next calculation of the NAV after the order is placed. Except as noted below, neither the Fund nor the distributor charges a sales charge or other transaction fee to purchase shares, although other institutions may impose transaction fees on shares purchased through them. The AQR Global Equity and AQR International Equity Funds’ Class Y shares charge subscription and redemption fees of 0.10% each, regardless of the period such shares may have been held. Prior to May 1, 2011, the Funds reserved the right to charge a redemption fee on redemption proceeds for shares that were held for less than 60 days. Effective May 1, 2011, this fee was eliminated for Class I, Class N and Class L Shares.

11. Risks and Concentrations

The Funds, at times, utilize substantial leverage in their investment program. Such leverage may take the form of trading on margin, investing in derivative instruments that are inherently leveraged, entering into repurchase transactions and entering into other forms of direct and indirect borrowing.

There is no guarantee that the Funds’ borrowing arrangement or other arrangements for obtaining leverage will continue to be available, or if available, will be available on terms and conditions acceptable to the Funds. Unfavorable economic conditions also could increase funding costs, limit access to the capital markets or result in a decision by lenders not to extend credit to the Funds. In addition, a decline in market value of the Funds’ assets may have particular adverse consequences in instances where they have borrowed money based on the market value of those assets. A decrease in market value of those assets may result in the lender (including derivative counterparties) requiring the Funds to post additional collateral or otherwise sell assets at a time when it may not be in the Funds’ best interest to do so.

The counterparties to the Funds’ forward foreign currency exchange, futures and swap contracts include affiliates of the Funds’ clearing brokers and other major financial institutions. While the Funds utilize multiple clearing brokers and counterparties, a concentration of credit risk exists because of balances held and transactions with a limited number of clearing brokers and counterparties.

By using derivative instruments, the Funds are exposed to the counterparty’s credit risk, the risk that derivative counterparties may not perform in accordance with the contractual provisions offset by the value of any collateral received. The Funds’ exposure to credit risk associated with counterparty non-performance is limited to the unrealized gains inherent in such transactions that are recognized in the Statements of Assets and Liabilities. The

AQR Funds	Annual Report	September 2014	205

Notes to Financial Statements	September 30, 2014

Funds minimize counterparty credit risk through credit limits and approvals, credit monitoring procedures, executing master netting arrangements and managing margin and collateral requirements, as appropriate.

Swap agreements involve, to varying degrees, elements of market risk (generally equity price risk related to equity index swap agreements, interest rate risk related to bond swap agreements and commodity risk related to synthetic swap agreements utilizing futures) and exposure to loss in excess of the amount reflected on the Statements of Assets and Liabilities. The notional amounts, which are disclosed as of period end in the derivative tables included in the Schedules of Investments, reflect the current investment exposure each Fund has under the swap agreement which may exceed the net asset value of the Fund.

Exposure to the commodities markets may subject the Funds to greater volatility than investments in traditional securities. The value of the commodity-linked derivative investments and exchange-traded notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

The Funds are not limited in the percentage of their assets that may be invested in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible’s “conversion price,” which is the predetermined price at which the convertible security could be exchanged for the associated stock.

Convertible securities and non-convertible income producing securities are subject to certain risks, including (i) if interest rates go up, the value of convertible securities and non-convertible income-producing securities in the Funds’ portfolio generally will decline; (ii) during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Funds to reinvest in lower yielding securities (call or prepayment risk); and (iii) during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments (extension risk).

The Advisor relies heavily on quantitative models and information and data supplied by third parties. When models and data prove to be incorrect or incomplete, any decisions made in reliance thereon may expose the Fund to potential risks. Such models may produce unexpected results, which can result in losses for a Fund.

Credit risk is the risk that one or more securities in the Funds’ portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. The Funds’ investments in convertible and nonconvertible debt securities involve credit risk. However, in general, lower rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Funds’ net asset value or dividends.

If a Fund invests in illiquid investments, it may experience difficulty in selling the investments in a timely manner at the price that it believes the investments are worth. In addition, market conditions may cause the Fund to experience temporary mark-to-market losses, especially in less liquid positions, even in the absence of any selling of investments by the Fund.

Each Fund is subject to market risk, which is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Market risk applies to every Fund investment. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The Funds may invest their assets in the stocks of companies with smaller market capitalizations. Prices of smaller capitalization stocks are often more volatile than prices of large capitalization stocks. In addition, due to thin trading in some such stocks, an investment in these stocks may be more illiquid than that of larger capitalization stocks.

206	AQR Funds	Annual Report	September 2014

Notes to Financial Statements	September 30, 2014

A Fund may have investments that appreciate or decrease significantly in value over short periods of time. This volatility may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

Securities sold short represent obligations of the Fund to deliver specified securities at a future date and thereby create a liability to repurchase the securities at prevailing future market prices. Accordingly, these transactions result in off- balance-sheet risk as the Fund’s ultimate obligation to satisfy the sale of securities sold short may exceed the amount recognized in the Schedule of Investments.

The Funds’ may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Funds’ to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. companies. The small size of their securities markets and low trading volumes can make emerging market investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. In addition, because the securities settlement procedures are less developed in these countries, the Funds’ may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions. The possible establishment of exchange controls or freezes on the convertibility of currency might adversely affect an investment in foreign securities.

As of September 30, 2014, a substantial portion of the AQR Global Equity, AQR International Equity, AQR Emerging Defensive Equity, AQR International Defensive Equity, AQR International Momentum, AQR Emerging Momentum, AQR Tax-Managed International Momentum, AQR International Core Equity and AQR Emerging Core Equity Funds’ net assets consisted of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

12. Line of Credit

Effective February 28, 2014 and terminating on February 27, 2015, the Trust had renewed a committed $200,000,000 syndicated line of credit (the “Agreement”) with Bank of America, N.A., as the Administrative Agent. Borrowing, if any, under this arrangement bears, as incurred, interest at the sum of (a) 1.0% per annum plus (b) the higher of (i) the Federal Funds Rate or (ii) the Eurodollar Rate, which is paid monthly. For the fiscal period ended September 30, 2014, the maximum loan amount outstanding per Fund was the lesser of an amount which did not exceed the borrowing limits set forth in the Funds’ Prospectus and/or Registration Statement and did not cause the asset coverage ratio for any borrowings by a Fund to drop below the required amount under the Agreement (300-500% depending on the Fund). The Agreement is subject to an annual commitment fee which is payable in arrears on a quarterly basis. In the event of a draw upon the line of credit, liquid assets of the borrowing Fund may be designated as collateral until its loan is repaid in full. Funds with less than $25,000,000 in assets are ineligible to draw upon the line of credit. Prior to February 28, 2014, the line of credit available was $175,000,000, subject to substantially similar terms. The Funds did not have any outstanding borrowings under this agreement at September 30, 2014.

Average borrowings under this agreement during the period ended September 30, 2014, were as follows:

FUND	AVERAGE BORROWINGS	AVERAGE INTEREST RATE %	NUMBER OF DAYS OUTSTANDING	INTEREST PAID
AQR Global Equity Fund	$35,000,000	1.15%	2	$2,245

Interest expense paid, if any, as a result of borrowing under this agreement is included in Interest expense in the Statements of Operations.

AQR Funds	Annual Report	September 2014	207

Notes to Financial Statements	September 30, 2014

13. Principal Ownership

As of September 30, 2014, the Funds had individual shareholder accounts owning more than 5% of the total shares outstanding of the Fund as follows:

FUND	NUMBER OF SHAREHOLDERS	TOTAL PERCENTAGE INTEREST HELD
AQR Global Equity Fund	3	96.23%
AQR International Equity Fund	3	57.67
AQR Emerging Momentum Fund*	1	69.05
AQR Emerging Core Equity Fund*	1	36.11

*	The percentage shown is owned by the Advisor and/or its affiliates.

Significant shareholder transactions by these shareholders, if any, may impact the Fund’s performance.

14. New Accounting Pronouncements

In June 2014, the FASB issued ASU No. 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”), which improves the existing accounting and disclosure guidance on repurchase agreements and other transactions involving a transfer and a forward agreement to repurchase the transferred assets at a fixed price from the transferee to address application issues and changes in the marketplace and to ensure that investors obtain useful information about these transactions. The Funds are required to apply ASU 2014-11 for annual reporting periods beginning on or after December 15, 2014, and interim periods within those periods. Management is currently assessing the impact of ASU 2014-11 but does not believe the adoption will have a material impact on the Funds’ financial statements.

15. Subsequent Events

On November 7, 2014, the Board of Trustees of the AQR Funds approved the following matters:

(i)	Effective January 29, 2015, an amendment to the Fee Waiver and Expense Reimbursement Agreement of the AQR Funds to reduce the contractual expense cap for certain classes of each of the AQR Global Equity Fund, AQR International Equity Fund, AQR Tax-Managed Momentum Fund, AQR Tax-Managed Small Cap Momentum Fund, and AQR Tax-Managed International Momentum Fund. The reduced contractual expense caps will remain in effect through at least January 28, 2016.

(ii)	Effective January 29, 2015, an amendment and restatement of the Investment Advisory Agreement of the AQR Funds to reduce the advisory fee for each of the AQR Tax-Managed Momentum, AQR Tax-Managed Small Cap Momentum, and AQR Tax-Managed International Momentum Funds.

(iii)	Effective January 28, 2015, a name change for each of the AQR International Defensive Equity Fund, AQR Emerging Defensive Equity Fund, AQR U.S. Defensive Equity Fund, AQR Momentum Fund, AQR Small Cap Momentum Fund, AQR International Momentum Fund, AQR Emerging Momentum Fund, AQR Tax-Managed Momentum Fund, AQR Tax-Managed Small Cap Momentum Fund, AQR Tax-Managed International Momentum Fund, AQR Core Equity Fund, AQR Small Cap Core Equity, AQR International Core Equity Fund and AQR Emerging Core Equity Fund, to more accurately reflect the investment objective and principal investment strategies of each Fund.

208	AQR Funds	Annual Report	September 2014

Notes to Financial Statements	September 30, 2014

Additional information for each approval is included in the following tables:

Amendment to Fee Wavier and Expense Reimbursement Agreement (effective January 29, 2015)

	EXPENSE CAP — PRIOR TO AMENDMENT	EXPENSE CAP — AFTER AMENDMENT
AQR Global Equity Fund — Class N	1.20%	1.15%
AQR International Equity Fund — Class N	1.25	1.20
AQR Tax-Managed Momentum Fund — Class L	0.54	0.49
AQR Tax-Managed Momentum Fund — Class N	0.79	0.74
AQR Tax-Managed Momentum Fund — Class R6	0.44	0.39
AQR Tax-Managed Small Cap Momentum Fund — Class L	0.70	0.65
AQR Tax-Managed Small Cap Momentum Fund — Class N	0.95	0.90
AQR Tax-Managed Small Cap Momentum Fund — Class R6	0.60	0.55
AQR Tax-Managed International Momentum Fund — Class L	0.70	0.65
AQR Tax-Managed International Momentum Fund — Class N	0.95	0.90
AQR Tax-Managed International Momentum Fund — Class R6	0.60	0.55

Amendment of Investment Advisory Agreement (effective January 29, 2015)

	ADVISORY FEE — PRIOR TO AMENDMENT	ADVISORY FEE — AFTER AMENDMENT
AQR Tax-Managed Momentum Fund	0.30%	0.25%
AQR Tax-Managed Small Cap Momentum Fund	0.40	0.35
AQR Tax-Managed International Momentum Fund	0.40	0.35

Name Change (effective January 28, 2015)

NAME — PRIOR TO NAME CHANGE	NAME — AFTER NAME CHANGE
AQR International Defensive Equity Fund	AQR International Defensive Style Fund
AQR Emerging Defensive Equity Fund	AQR Emerging Defensive Style Fund
AQR U.S. Defensive Equity Fund	AQR Large Cap Defensive Style Fund
AQR Momentum Fund	AQR Large Cap Momentum Style Fund
AQR Small Cap Momentum Fund	AQR Small Cap Momentum Style Fund
AQR International Momentum Fund	AQR International Momentum Style Fund
AQR Emerging Momentum Fund	AQR Emerging Momentum Style Fund
AQR Tax-Managed Momentum Fund	AQR TM Large Cap Momentum Style Fund
AQR Tax-Managed Small Cap Momentum Fund	AQR TM Small Cap Momentum Style Fund
AQR Tax-Managed International Momentum Fund	AQR TM International Momentum Style Fund
AQR Core Equity Fund	AQR Large Cap Multi-Style Fund
AQR Small Cap Core Equity Fund	AQR Small Cap Multi-Style Fund
AQR International Core Equity Fund	AQR International Multi-Style Fund
AQR Emerging Core Equity Fund	AQR Emerging Multi-Style Fund

The Funds have evaluated subsequent events through the date of issuance of this report and have determined that, other than the items listed above, there are no additional material events that would require accrual or disclosure.

AQR Funds	Annual Report	September 2014	209

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of AQR Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AQR Global Equity Fund, AQR International Equity Fund, AQR Emerging Defensive Equity Fund, AQR International Defensive Equity Fund, AQR U.S. Defensive Equity Fund, AQR Momentum Fund, AQR Small Cap Momentum Fund, AQR International Momentum Fund, AQR Emerging Momentum Fund, AQR Tax-Managed Momentum Fund, AQR Tax-Managed Small Cap Momentum Fund, AQR Tax-Managed International Momentum Fund, AQR Core Equity Fund, AQR Small Cap Core Equity Fund, AQR International Core Equity Fund, AQR Emerging Core Equity Fund, (sixteen of the portfolios constituting AQR Funds, hereinafter referred to as the “Funds”) at September 30, 2014, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian, brokers, and transfer agents and the application of alternative auditing procedures where confirmation of securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2014

210	AQR Funds	Annual Report	September 2014

Other Federal Tax Information (Unaudited)

For the year ended September 30, 2014, certain dividends paid by the Funds may be subject to a maximum tax of 20% provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum allowable as taxed at the 20% rate. The following represents the percentage of ordinary income distributions treated as qualifying dividends:

FUND	PERCENTAGE
AQR Global Equity Fund	14.62%
AQR International Equity Fund	56.30%
AQR Emerging Defensive Equity Fund	100.00%
AQR International Defensive Equity Fund	100.00%
AQR U.S. Defensive Equity Fund	100.00%
AQR Momentum Fund	60.34%
AQR Small Cap Momentum Fund	21.95%
AQR International Momentum Fund	100.00%
AQR Tax-Managed Momentum Fund	100.00%
AQR Tax-Managed Small Cap Momentum Fund	56.79%
AQR Tax-Managed International Momentum Fund	100.00%
AQR Core Equity Fund	100.00%
AQR Small Cap Core Equity Fund	100.00%
AQR International Core Equity Fund	100.00%

For the taxable year ended September 30, 2014, the following percentages of income dividends paid by the Fund qualify for the 70% dividends received deductions available to corporations:

FUND	PERCENTAGE
AQR Global Equity Fund	9.60%
AQR Emerging Defensive Equity Fund	1.72%
AQR U.S. Defensive Equity Fund	78.43%
AQR Momentum Fund	69.26%
AQR Small Cap Momentum Fund	13.68%
AQR Tax-Managed Momentum Fund	50.50%
AQR Tax-Managed Small Cap Momentum Fund	47.39%
AQR Core Equity Fund	49.34%
AQR Small Cap Core Equity Fund	47.93%
AQR Emerging Core Equity Fund	1.20%
The Funds designate the following amounts, or the maximum allowable under the Internal Revenue Code, as long term capital gains distributions qualifying for the maximum 20% income tax rate for individuals:

FUND	TOTAL
AQR Global Equity Fund	$58,908,214
AQR International Equity Fund	$23,669,394
AQR Emerging Defensive Equity Fund	$295
AQR International Defensive Equity Fund	$29,738
AQR U.S. Defensive Equity Fund	$195,128
AQR Momentum Fund	$26,456,966
AQR Small Cap Momentum Fund	$9,124,795
AQR Tax-Managed Momentum Fund	$92,904
AQR Tax-Managed Small Cap Momentum Fund	$42,494
AQR Tax-Managed International Momentum Fund	$156,441
AQR Core Equity Fund	$69
AQR Small Cap Core Equity Fund	$81

AQR Funds	Annual Report	September 2014	211

Other Federal Tax Information (Unaudited)

Certain Funds have derived net income from sources within foreign countries. As of September 30, 2014, the foreign source income for each Fund was as follows:

FUND	TOTAL	PER SHARE
AQR International Equity Fund	$29,879,293	$0.4298
AQR Emerging Defensive Equity Fund	$1,770,906	$0.2602
AQR International Defensive Equity Fund	$855,045	$0.3794
AQR International Momentum Fund	$8,225,021	$0.3840
AQR Emerging Momentum Fund	$82,296	$0.1115
AQR Tax-Managed International Momentum Fund	$1,515,345	$0.2424
AQR International Core Equity Fund	$826,113	$0.1695
AQR Emerging Core Equity Fund	$24,011	$0.0170

Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of September 30, 2014, the foreign tax credit for each Fund was as follows:

FUND	TOTAL	PER SHARE
AQR International Equity Fund	$1,769,140	$0.0255
AQR Emerging Defensive Equity Fund	$179,347	$0.0264
AQR International Defensive Equity Fund	$67,607	$0.0300
AQR International Momentum Fund	$717,071	$0.0335
AQR Emerging Momentum Fund	$10,372	$0.0141
AQR Tax-Managed International Momentum Fund	$159,413	$0.0255
AQR International Core Equity Fund	$71,858	$0.0147
AQR Emerging Core Equity Fund	$13,287	$0.0094

212	AQR Funds	Annual Report	September 2014

Fund Expense Examples (Unaudited)

As a shareholder of the Trust, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid for the Period Ended 9/30/14” to estimate the expenses you paid on your account during this period. Each Fund will indirectly bear its pro rata share of the expenses incurred by the underlying investments in which the Fund invests. These expenses are not included in the table.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The Fund will indirectly bear its pro rata share of the expenses incurred by the underlying investments in which the Fund invests. These expenses are not included in the table.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT DATE VALUE	ENDING ACCOUNT VALUE 9/30/14	ANNUALIZED EXPENSE RATIO FOR THE PERIOD	EXPENSES PAID FOR THE PERIOD ENDING 9/30/14

AQR Global Equity Fund

Class I
Actual Return	$1,000.00	$1,006.80	0.90%	$4.53
Hypothetical Return	$1,000.00	$1,020.56	0.90%	$4.56

Class N
Actual Return	$1,000.00	$1,005.70	1.20%	$6.03
Hypothetical Return	$1,000.00	$1,019.05	1.20%	$6.07

Class R6
Actual Return	$1,000.00	$1,009.00	0.70%	$3.53
Hypothetical Return	$1,000.00	$1,021.56	0.70%	$3.55

Class Y
Actual Return	$1,000.00	$1,010.10	0.53%	$2.67
Hypothetical Return	$1,000.00	$1,022.41	0.53%	$2.69

AQR Funds	Annual Report	September 2014	213

Fund Expense Examples (Unaudited)

	BEGINNING ACCOUNT DATE VALUE	ENDING ACCOUNT VALUE 9/30/14	ANNUALIZED EXPENSE RATIO FOR THE PERIOD	EXPENSES PAID FOR THE PERIOD ENDING 9/30/14

AQR International Equity Fund

Class I
Actual Return	$1,000.00	$948.20	0.91%	$4.44
Hypothetical Return	$1,000.00	$1,020.51	0.91%	$4.61

Class N
Actual Return	$1,000.00	$946.50	1.25%	$6.05
Hypothetical Return	$1,000.00	$1,018.85	1.25%	$6.28

Class R6
Actual Return	$1,000.00	$949.10	0.74%	$3.62
Hypothetical Return	$1,000.00	$1,021.36	0.74%	$3.75

Class Y
Actual Return	$1,000.00	$950.00	0.54%	$2.64
Hypothetical Return	$1,000.00	$1,022.36	0.54%	$2.74

AQR Emerging Defensive Equity Fund

Class I
Actual Return	$1,000.00	$1,030.50	0.80%	$4.07
Hypothetical Return	$1,000.00	$1,021.06	0.80%	$4.05

Class N
Actual Return	$1,000.00	$1,029.60	1.05%	$5.34
Hypothetical Return	$1,000.00	$1,019.80	1.05%	$5.32

Class R6 (1)
Actual Return	$1,000.00	$938.10	0.70%	$0.52	(a)
Hypothetical Return	$1,000.00	$1,021.56	0.70%	$3.55

AQR International Defensive Equity Fund

Class I
Actual Return	$1,000.00	$1,015.60	0.65%	$3.28
Hypothetical Return	$1,000.00	$1,021.81	0.65%	$3.29

Class N
Actual Return	$1,000.00	$1,014.00	0.90%	$4.54
Hypothetical Return	$1,000.00	$1,020.56	0.90%	$4.56

Class R6 (1)
Actual Return	$1,000.00	$950.10	0.55%	$0.41	(a)
Hypothetical Return	$1,000.00	$1,022.31	0.55%	$2.79

AQR U.S. Defensive Equity Fund

Class I
Actual Return	$1,000.00	$1,048.40	0.49%	$2.52
Hypothetical Return	$1,000.00	$1,022.61	0.49%	$2.48

Class N
Actual Return	$1,000.00	$1,046.20	0.74%	$3.80
Hypothetical Return	$1,000.00	$1,021.36	0.74%	$3.75

Class R6 (1)
Actual Return	$1,000.00	$995.80	0.39%	$0.30	(a)
Hypothetical Return	$1,000.00	$1,023.11	0.39%	$1.98

214	AQR Funds	Annual Report	September 2014

Fund Expense Examples (Unaudited)

	BEGINNING ACCOUNT DATE VALUE	ENDING ACCOUNT VALUE 9/30/14	ANNUALIZED EXPENSE RATIO FOR THE PERIOD	EXPENSES PAID FOR THE PERIOD ENDING 9/30/14

AQR Momentum Fund

Class L
Actual Return	$1,000.00	$1,041.40	0.49%	$2.51
Hypothetical Return	$1,000.00	$1,022.61	0.49%	$2.48

Class N
Actual Return	$1,000.00	$1,040.00	0.74%	$3.78
Hypothetical Return	$1,000.00	$1,021.36	0.74%	$3.75

Class R6 (1)
Actual Return	$1,000.00	$999.50	0.39%	$0.88	(a)
Hypothetical Return	$1,000.00	$1,023.11	0.39%	$1.98

AQR Small Cap Momentum Fund

Class L
Actual Return	$1,000.00	$934.00	0.65%	$3.15
Hypothetical Return	$1,000.00	$1,021.81	0.65%	$3.29

Class N
Actual Return	$1,000.00	$932.90	0.90%	$4.36
Hypothetical Return	$1,000.00	$1,020.56	0.90%	$4.56

Class R6 (1)
Actual Return	$1,000.00	$955.60	0.55%	$1.21	(a)
Hypothetical Return	$1,000.00	$1,022.31	0.55%	$2.79

AQR International Momentum Fund

Class L
Actual Return	$1,000.00	$1,053.00	0.65%	$3.35
Hypothetical Return	$1,000.00	$1,021.81	0.65%	$3.29

Class N
Actual Return	$1,000.00	$1,051.70	0.90%	$4.63
Hypothetical Return	$1,000.00	$1,020.56	0.90%	$4.56

Class R6 (1)
Actual Return	$1,000.00	$961.40	0.55%	$1.21	(a)
Hypothetical Return	$1,000.00	$1,022.31	0.55%	$2.79

AQR Emerging Momentum Fund (2)

Class L
Actual Return	$1,000.00	$1,002.00	0.80%	$3.07	(b)
Hypothetical Return	$1,000.00	$1,021.06	0.80%	$4.05

Class N
Actual Return	$1,000.00	$1,001.00	1.05%	$4.03	(b)
Hypothetical Return	$1,000.00	$1,019.80	1.05%	$5.32

Class R6 (3)
Actual Return	$1,000.00	$942.60	0.70%	$1.53	(c)
Hypothetical Return	$1,000.00	$1,021.56	0.70%	$3.55

AQR Funds	Annual Report	September 2014	215

Fund Expense Examples (Unaudited)

	BEGINNING ACCOUNT DATE VALUE	ENDING ACCOUNT VALUE 9/30/14	ANNUALIZED EXPENSE RATIO FOR THE PERIOD	EXPENSES PAID FOR THE PERIOD ENDING 9/30/14

AQR Tax-Managed Momentum Fund

Class L
Actual Return	$1,000.00	$1,053.00	0.54%	$2.78
Hypothetical Return	$1,000.00	$1,022.36	0.54%	$2.74

Class N
Actual Return	$1,000.00	$1,051.70	0.79%	$4.06
Hypothetical Return	$1,000.00	$1,021.11	0.79%	$4.00

Class R6 (1)
Actual Return	$1,000.00	$1,007.60	0.44%	$0.99	(a)
Hypothetical Return	$1,000.00	$1,022.86	0.44%	$2.23

AQR Tax-Managed Small Cap Momentum Fund

Class L
Actual Return	$1,000.00	$927.00	0.70%	$3.38
Hypothetical Return	$1,000.00	$1,021.56	0.70%	$3.55

Class N
Actual Return	$1,000.00	$925.60	0.95%	$4.59
Hypothetical Return	$1,000.00	$1,020.31	0.95%	$4.81

Class R6 (1)
Actual Return	$1,000.00	$952.80	0.60%	$1.32	(a)
Hypothetical Return	$1,000.00	$1,022.06	0.60%	$3.04

AQR Tax-Managed International Momentum Fund

Class L
Actual Return	$1,000.00	$971.80	0.70%	$3.46
Hypothetical Return	$1,000.00	$1,021.56	0.70%	$3.55

Class N
Actual Return	$1,000.00	$970.30	0.95%	$4.69
Hypothetical Return	$1,000.00	$1,020.31	0.95%	$4.81

Class R6 (1)
Actual Return	$1,000.00	$958.30	0.60%	$1.32	(a)
Hypothetical Return	$1,000.00	$1,022.06	0.60%	$3.04

AQR Core Equity Fund

Class L
Actual Return	$1,000.00	$1,052.80	0.54%	$2.78
Hypothetical Return	$1,000.00	$1,022.36	0.54%	$2.74

Class N
Actual Return	$1,000.00	$1,052.10	0.79%	$4.06
Hypothetical Return	$1,000.00	$1,021.11	0.79%	$4.00

Class R6 (3)
Actual Return	$1,000.00	$1,003.00	0.44%	$0.99	(c)
Hypothetical Return	$1,000.00	$1,022.86	0.44%	$2.23

216	AQR Funds	Annual Report	September 2014

Fund Expense Examples (Unaudited)

	BEGINNING ACCOUNT DATE VALUE	ENDING ACCOUNT VALUE 9/30/14	ANNUALIZED EXPENSE RATIO FOR THE PERIOD	EXPENSES PAID FOR THE PERIOD ENDING 9/30/14

AQR Small Cap Core Equity Fund

Class L
Actual Return	$1,000.00	$949.20	0.75%	$3.66
Hypothetical Return	$1,000.00	$1,021.31	0.75%	$3.80

Class N
Actual Return	$1,000.00	$947.60	1.00%	$4.88
Hypothetical Return	$1,000.00	$1,020.05	1.00%	$5.06

Class R6 (3)
Actual Return	$1,000.00	$953.70	0.65%	$1.43	(c)
Hypothetical Return	$1,000.00	$1,021.81	0.65%	$3.29

AQR International Core Equity Fund

Class L
Actual Return	$1,000.00	$987.90	0.70%	$3.49
Hypothetical Return	$1,000.00	$1,021.56	0.70%	$3.55

Class N
Actual Return	$1,000.00	$986.20	0.95%	$4.73
Hypothetical Return	$1,000.00	$1,020.31	0.95%	$4.81

Class R6 (3)
Actual Return	$1,000.00	$960.60	0.60%	$1.32	(c)
Hypothetical Return	$1,000.00	$1,022.06	0.60%	$3.04

AQR Emerging Core Equity Fund (2)

Class L
Actual Return	$1,000.00	$996.00	0.85%	$3.25	(b)
Hypothetical Return	$1,000.00	$1,020.81	0.85%	$4.31

Class N
Actual Return	$1,000.00	$995.00	1.10%	$4.21	(b)
Hypothetical Return	$1,000.00	$1,019.55	1.10%	$5.57

Class R6 (3)
Actual Return	$1,000.00	$951.30	0.75%	$1.64	(c)
Hypothetical Return	$1,000.00	$1,021.31	0.75%	$3.80

Expenses are calculated using each Class’ annualized expense ratio, multiplied by the average account value for the period, multiplied by 183/365 (to reflect the one-half year period unless stated otherwise).

(1)	Commencement of offering of shares was September 2, 2014.
(2)	Commencement of operations was May 13, 2014.
(3)	Commencement of offering of shares was July 10, 2014.
(a)	Expenses are calculated using each Class’ annualized expense ratio, multiplied by the average account value for the period, multiplied by 28/365 (to reflect the period since commencement of shares).
(b)	Expenses are calculated using each Class’ annualized expense ratio, multiplied by the average account value for the period, multiplied by 140/365 (to reflect the period since commencement of operations).
(c)	Expenses are calculated using each Class’ annualized expense ratio, multiplied by the average account value for the period, multiplied by 82/365 (to reflect the period since commencement of shares).

AQR Funds	Annual Report	September 2014	217

Trustees and Officers (Unaudited)	September 30, 2014

Listed in the chart below is basic information regarding the Trustees and Officers of the Trust. The address of each Officer and Trustee is Two Greenwich Plaza, 3rd Floor, Greenwich CT 06830.

NAME AND YEAR OF BIRTH	CURRENT POSITION WITH THE TRUST, TERM OF OFFICE[1] AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PRESENT OR PAST DIRECTORSHIPS HELD BY TRUSTEE (DURING THE PAST 5 YEARS)
Disinterested Trustees[2]
Timothy K. Armour, M.B.A., 1948	Chairman of the Board since 2010 and Trustee, since 2008	Interim Chief Executive Officer of Janus Capital Group (2009 to 2010) (financial services)	36	Janus Capital Group (since 1998); ETF Securities (2010-2013)

L. Joe Moravy, M.B.A., CPA, 1950	Trustee, since 2008	Managing Director, Finance Scholars Group (2010 to 2014) (consulting); Managing Director and Owner, LJM Advisory (2008- 2010) (consulting)	36	Nuveen Exchange Traded Commodities Funds (since 2012)

William L. Atwell, M.B.A., 1950	Trustee, since 2011	Managing Director, Atwell Partners LLC (since 2012) (consulting); President (CIGNA International), CIGNA (2008 to 2012) (insurance)	36	Webster Financial Corporation (since 2014)

Gregg D. Behrens, M.M., 1952	Trustee, since 2011	Chief Executive Officer and Executive Vice President (Asia- Pacific Region), Northern Trust Company (1974 to 2009) (banking)	36	None

Brian Posner, M.B.A., 1961	Trustee, since 2011	President, Point Rider Group LLC (since 2008) (consulting)	36	Biogen Idec (since 2008); Arch Capital Group (since 2011); BG Medicine (since 2012); RiverPark Funds Trust (2010 to 2012)

Mark. A. Zurack, M.B.A., CFA 1957	Trustee, since 2014	Adjunct Professor and Executive- in-Residence, Columbia Business School (since 2002)	36	Exchange Traded Concepts Trust (since 2011)

Interested Trustees[3]
David Kabiller, CFA, 1963	Trustee, since 2010	Founding Principal, AQR Capital Management, LLC (since 1998)	36	None

218	AQR Funds	Annual Report	September 2014

Trustees and Officers (Unaudited)	September 30, 2014

NAME AND YEAR OF BIRTH	CURRENT POSITION WITH THE TRUST, TERM OF OFFICE[1] AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PRESENT OR PAST DIRECTORSHIPS HELD BY TRUSTEE (DURING THE PAST 5 YEARS)
Marco Hanig, Ph.D., 1958	Trustee, since 2014; Chief Executive Officer, since 2009; President, since 2008	Principal, AQR Capital Management, LLC (since 2008)	36	None

Officers
H.J. Willcox, J.D., 1966	Chief Compliance Officer, since 2013	Managing Director and Chief Compliance Officer, AQR Capital Management, LLC (since 2013); Global Head of Compliance and Counsel KKR & Co., L.P. (2008-2013)	N/A	N/A

Heather Bonner, CPA, 1977	Chief Financial Officer, since 2014	Vice President, AQR Capital Management, LLC (since 2013); Senior Manager, PricewaterhouseCoopers, LLP (2007-2013)	N/A	N/A

Aaron Masek, CPA, 1974	Vice President and Treasurer, since 2010	Vice President, AQR Capital Management, LLC (since 2010); Audit Manager, Cohen Fund Audit Services, Ltd. (2008 to 2009)	N/A	N/A

Bradley Asness, J.D., M.B.A. 1969	Vice President, since 2009	Principal and Chief Legal Officer, AQR Capital Management, LLC (since 1998)	N/A	N/A

Brendan R. Kalb, J.D. 1975	Executive Vice President, since 2009; Secretary, since 2008	Managing Director and General Counsel, AQR Capital Management, LLC (since 2004)	N/A	N/A

Nicole DonVito, J.D. 1979	Chief Legal Officer, since 2014; Vice President, since 2009	Senior Counsel—Head of Registered Products, AQR Capital Management, LLC (since 2007)	N/A	N/A

(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or removal as provided in the Trust’s Declaration of Trust.
(2)	A Disinterested Trustee is any Trustee that is not an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
(3)	An Interested Trustee is a Trustee that is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Kabiller and Dr. Hanig are interested persons of the Trust because of their positions with the Advisor.

AQR Funds	Annual Report	September 2014	219

Board Approval of Investment Advisory Agreements (Unaudited)

AQR Emerging Core Equity Fund and AQR Emerging Momentum Fund

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of the AQR Funds (the “Trust”) met in person on February 20-21, 2014, to consider the approval of the Investment Advisory Agreement between the Trust, on behalf of the AQR Emerging Core Equity Fund and AQR Emerging Momentum Fund (each, a “Fund” and together, the “Funds”), and AQR Capital Management, LLC (“AQR”) (the “Investment Advisory Agreement”). In addition, the Board Members who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), held a separate call in advance of the in person meeting held on February 20-21, 2014 with independent legal counsel to review the materials provided and the relevant legal considerations (together with the in person meeting held on February 20-21, 2014, the “Meetings”). In accordance with Section 15(c) of the 1940 Act, the Board requested, reviewed and considered materials furnished by AQR relevant to the Board’s consideration of whether to approve the Investment Advisory Agreement. These materials included: (1) memoranda and materials provided by AQR, describing the personnel and services to be provided to the Funds; (2) information independently compiled and prepared by Morningstar Associates, LLC (“Morningstar”) relating to the Funds’ proposed fees and expenses; (3) a discussion of the financial information of AQR; and (4) a discussion of the compliance program and the regulatory exam history of AQR. AQR is referred to herein as the “Adviser,” as applicable.

At the in person meeting held on February 20-21, 2014, the Board, including the Independent Board Members, unanimously approved the Investment Advisory Agreement for an initial two-year period. The Board considered all factors it believed to be relevant with respect to the Funds, including, among other factors: (a) the nature, extent and quality of the services to be provided by the Adviser; (b) the investment performance of the Adviser and the Adviser’s portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by the Adviser from the relationship with the Funds; (d) economies of scale; and (e) other factors.

The Board also considered other matters it deemed important to the approval process, such as services related to the valuation and pricing of the Funds’ portfolio holdings, direct and indirect benefits to the Adviser and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weightings to the various items considered.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the Investment Advisory Agreement:

The Nature, Extent and Quality of the Services to be Provided by the Adviser. The Board Members reviewed the services that the Adviser would provide to the Funds under the Investment Advisory Agreement. The Board considered the size and experience of the Adviser’s staff, its use of technology, and the Funds’ stated investment objectives, strategies and processes. The Board reviewed the overall qualifications of the Adviser as an investment adviser. In connection with the investment advisory services to be provided to the Funds, the Board Members took into account discussions they had with officers of the Adviser regarding the management of the Funds’ investments in accordance with the Funds’ stated investment objectives and policies and the types of transactions that would be entered into on behalf of the Funds. During these discussions, the Board Members asked questions of, and received answers from, the officers of the Adviser regarding the formulation and proposed implementation of the Funds’ investment strategies, their efficacy and potential risks.

In addition to the investment advisory services to be provided to the Funds, the Board Members considered that the Adviser also will provide shareholder and administrative services, oversight of Fund accounting, marketing services, and assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Funds. In particular, the Board Members reviewed the compliance, shareholder and administrative services to be provided to the Funds by the Adviser.

Finally, the Independent Board Members had an opportunity to meet outside the presence of management in executive session separately with independent legal counsel to discuss and consider the Investment Advisory Agreement. Based on the presentations and materials at the Meetings, the Board concluded that the services to be provided to the Funds by the Adviser pursuant to the Investment Advisory Agreement were expected to be of a high quality and would benefit the Funds.

220	AQR Funds	Annual Report	September 2014

Board Approval of Investment Advisory Agreements (Unaudited)

Investment Performance and the Adviser’s Portfolio Management. Because the Funds are newly formed, the Board did not consider the investment performance of the Funds. The Board based its review of the Adviser’s performance primarily on the experience of the Adviser in managing other registered investment companies and private funds, noting that other funds the Adviser manages might have investment objectives, policies or restrictions different from those of the Funds. The Board also considered the experience, resources and strengths of the Adviser with respect to the investment strategies proposed for the Funds. Based on these factors, the Board Members determined that the Adviser would be an appropriate investment adviser for the Funds.

The Advisory Fee and the Cost of the Services and Profits to be Realized by the Adviser from the Relationship with the Funds. The Board, including the Independent Board Members, received and reviewed information regarding the management fees to be paid by the Funds to the Adviser pursuant to the Investment Advisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided to the Funds.

To assist in this analysis, the Board received a report independently prepared by Morningstar. The report showed comparative fee information for each Fund’s respective Morningstar category, including expense comparisons of contractual investment advisory fees and actual net expenses.

The Board also received and reviewed information regarding the expected profitability of the Adviser with respect to Fund-related activities at an assumed asset level. The Board also reviewed the Adviser’s methodology of determining profitability. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Adviser, the types of funds managed, expense allocations and business mix.

The Board reviewed the Adviser’s unaudited financial information. The purpose of the review was to help the Independent Board Members determine whether the firm has the necessary resources to continue to provide high quality services to the Funds and attract and retain high quality employees.

Based on their review of the materials presented at the Meeting, the Board concluded that the proposed management fees are reasonable.

Economies of Scale. Because the Funds are newly formed and had not commenced operations as of February 20-21, 2014, and the eventual aggregate amount of the Funds’ assets was uncertain, the Adviser was not able to provide the Board Members with specific information concerning the extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale, if any. The Adviser presented information to show that the fees were set at a level that is competitive relative to comparable funds of an anticipated size. The Board considered that the funds in the AQR fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each Fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered the Adviser’s overall operations and its efforts to expand the scale of, and further enhance the quality of, its operations.

Other Factors. The Board also took into account other ancillary or “fall out” benefits that the Adviser or its affiliates may derive from its relationship with the Funds, both tangible and intangible. The Board also received information regarding the Adviser’s brokerage and soft dollar practices. The Board considered that the Adviser is responsible for decisions to buy and sell securities for the Funds, selection of broker-dealers and best execution, and aggregation and allocation of trade orders among the firm’s various advisory clients. The Board noted that the Adviser does not presently intend to make use of soft dollars to acquire third-party research.

Conclusion. Counsel advised the Board concerning the statutory and regulatory requirements for approval and disclosure of advisory agreements. No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, all of the Board Members, including all of the Independent Board Members, concluded that the proposed advisory fee rates, management fee rate and projected total expense ratios are reasonable in relation to the services to be provided by the Adviser to the Funds, as well as the costs incurred and benefits to be gained by the Adviser in providing such services, including the investment advisory and administrative components. The Board also found the proposed investment advisory fees to be reasonable in comparison to the fees charged by advisers to other comparable funds of an anticipated size. As a result, all of the Board Members, including the Independent Board Members, approved the Investment Advisory Agreement with respect to each Fund. The Independent Board Members were represented by independent legal counsel who assisted them in their deliberations.

AQR Funds	Annual Report	September 2014	221

Investment Advisor

AQR Capital Management, LLC

Two Greenwich Plaza, 4th Floor

Greenwich, CT 06830

Sub-Advisor

CNH Partners, LLC

Two Greenwich Plaza, 3rd Floor,

Greenwich, CT 06830

Transfer Agent

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Custodian

JPMorgan Chase Bank, N.A.

4 Metro Tech Center

Brooklyn, NY 11245

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Administrator

J.P. Morgan Investor Services Co.

70 Fargo Street

Boston, MA 02210

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP

300 Madison Avenue

New York, NY 10017

You may obtain a description of the AQR Funds proxy voting, policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ending June 30th of each year (available by August 31st of that year) without charge, upon request, by calling 1-866-290-2688 or visiting the funds website www.aqrfunds.com, or by accessing the SEC’s website at www.SEC.gov. Such reports may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

The Fund files complete schedules of the portfolio holdings with the SEC for the first and third quarters on Form N-Q. The Form N-Q is available without charge, upon request, by calling 1-800-SEC-0330, or by accessing the SEC’s website, at www.SEC.Gov. It may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ objectives and policies, experienced of its management, marketability of shares and other information.

AQR Funds

P.O. Box 2248, Denver, CO 80201-2248

p: +1.866.290.2688  |  w: aqrfunds.com

Item 2. Code of Ethics.

a).	As of the end of the period, September 30, 2014, the Registrant has adopted a code of ethics, as defined in Item 2 of
Form N-CSR, that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12 (a)(1).

b).	Not Applicable.

c).	There has been no substantive amendments to the Registrant’s Code of Ethics during the fiscal year ended September 30, 2014 (“Reporting Period”).

d).	Registrant granted no waivers from the provisions of its Code of Ethics during the Reporting Period.

e).	Not Applicable.

f).	Attached.

Item 3. Audit Committee Financial Expert.

a).	The Registrant’s Board of Trustees has determined that its Audit Committee has one “audit committee financial expert”, as that term is defined under Items 3(b) and 3(c), serving on its Audit Committee. Mr. L. Joe Moravy, the Registrant’s audit committee financial expert, is “independent”, as that term is defined under Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Aggregate fees for professional services rendered for the AQR Funds by PricewaterhouseCoopers LLP for the fiscal period of January 1, 2013 to September 30, 2013 and the year ended September 30, 2014 were:

	2013	2014
Audit Fees (a)	$429,633	$520,830
Audit Related Fees (b)	$46,083	$104,000
Tax Fees (c)	$127,500	$159,100
All Other Fees (d)	$0	$0
Total:	$603,216	$783,930

(a)	Audit Fees: These fees relate to professional services rendered by PricewaterhouseCoopers LLP for the audits of the Registrant’s annual financial statements or services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements. These services include the audits of the financial statements of the Registrant, issuance of consents and assistance with review of documents filed with the SEC.

(b)	Audit Related Fees: These fees relate to assurance and related services by PricewaterhouseCoopers LLP that are reasonably related to the performance of the audit of the Registrant’s September 30, 2013 and September 30, 2014 annual financial statements that are not reported under “Audit Fees” above. The audit related services provided by PricewaterhouseCoopers LLP for the fiscal period of January 1, 2013 to September 30, 2013 and for the year-ended September 30, 2014 relate to services provided in connection with the review of the June 30, 2013 and March 31, 2014 semi-annual financial statements, respectively, and review of amendments to the Registrant’s Registration Statement.

(c)	Tax Fees: These fees relate to professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice and tax planning. The tax services provided by PricewaterhouseCoopers LLP relate to the review of the Registrant’s federal and state income tax returns, excise tax calculations and the completion of an international taxation review.

(d)	All Other Fees: These fees relate to products and services provided by PricewaterhouseCoopers LLP other than those reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

(e)	Audit Committee Pre-approval Policies and Procedures:

(i)	Per Rule 2-01(c)(7)(A) and the charter of the Registrant’s Audit Committee, the Audit Committee approves and recommends the principal accountant for the Registrant, pre-approves (i) the principal accountant’s provision of all audit and permissible non-audit services to the Registrant (including the fees and other compensation to be paid to the principal accountant), and (ii) the principal accountant’s provision of any permissible non-audit services to the Registrant’s investment adviser (the “Adviser”), sub-adviser or any entity controlling, controlled by, or under common control with any investment adviser or sub-adviser, if the engagement relates directly to the operations of the financial reporting of the Trust.

(ii)	100% of services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(A) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of the hours expended on the principal accountant’s engagement to audit Registrant’s financial statements were attributed to work performed by persons other than the accountant’s full-time, permanent employees.

(g)	Disclose the aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal period of January 1, 2013 to September 30, 2013 and fiscal year ended September 30, 2014: $425,389 and $350,024, respectively.

(h)	Not Applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant is an issuer as defined in Section 10A-3 of the Securities Exchange Act of 1934 and has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of such Act. All of the Board’s independent Trustees, Timothy K. Armour, William L. Atwell, Gregg D. Behrens, L. Joe Moravy, Brian S. Posner and Mark Zurack, are members of Audit Committee.

(b)	Not Applicable.

Item 6. Investments

(a)	Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company & Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There have not been any changes in registrant’s control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act – Not Applicable.

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AQR Funds

By: /s/ Marco Hanig
Marco Hanig,
Principal Executive Officer
December 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Marco Hanig
Marco Hanig,
Principal Executive Officer
December 5, 2014

By: /s/ Heather Bonner
Heather Bonner,
Principal Financial Officer
December 5, 2014